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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2010

Date of reporting period: November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report

November 30, 2010

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Global Investors Solutions Core Allocation Fund

Allianz Global Investors Solutions Growth Allocation Fund

Allianz Global Investors Solutions Retirement Income Fund

Allianz AGIC Convertible Fund (formerly Allianz NACM Convertible Fund)

Allianz AGIC Emerging Growth Fund (formerly Allianz NACM Emerging Growth Fund)

Allianz AGIC High Yield Bond Fund (formerly Allianz NACM High Yield Bond Fund)

Allianz AGIC International Growth Fund (formerly Allianz NACM International Growth Fund)

Allianz AGIC International Growth Opportunities Fund (formerly Allianz NACM International Growth Opportunities Fund)

Allianz AGIC Micro Cap Fund (formerly Allianz NACM Micro Cap Fund)

Allianz AGIC Small to Mid Cap Growth Fund (formerly Allianz NACM Small to Mid Cap Growth Fund)

Allianz AGIC Ultra Micro Cap Fund (formerly Allianz NACM Ultra Micro Cap Fund)

Allianz NFJ Global Dividend Value Fund

Allianz RCM All Horizons Fund

Allianz RCM China Equity Fund

Allianz RCM Disciplined Equity Fund

Allianz RCM Global EcoTrendsSM Fund

Allianz RCM Global Water Fund

Allianz RCM International Opportunities Fund

President’s Letter 2–3

Fund Summary 4–53

Important Information 54–55

Benchmark Descriptions 56–57

Schedules of Investments 58–80

Statements of Assets and Liabilities 82–87

Statements of Operations 88–90

Statements of Changes in Net Assets 92–98

Financial Highlights 100–127

Notes to Financial Statements 128–164

Report of Independent Registered Public Accounting Firm 165

Shareholder Meeting Results/Changes to Board of Trustees and Officers 166

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements 167

Federal Income Tax Information 168-169

Privacy Policy 170

Board of Trustees and Officers 171–172

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Allianz Global Investors Solutions target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal value of the Funds is not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholders:

The beginning of a new year is always a special time. It is a time of hope and optimism. A time to set goals and look to the future. And although it may be hard to tell, the days are getting longer. Each morning, the sun rises about a minute earlier. Each evening it lingers for an extra minute, before disappearing over the horizon. A minute here or there — we barely notice. But over a longer period of time, it becomes evident that things are getting brighter.

As we begin 2011, the same may be said of the U.S. economy. It may be hard to tell on a daily basis, but over a longer period of time, there is no question that things are improving. The recession officially came to an end, driven by what has now been five consecutive quarters of growth. Manufacturing has staged an impressive rebound. Exports are growing. Consumers, albeit still cautious, are beginning to spend more. Our politicians in Washington appear to be more focused on bringing clarity to certain outstanding issues, such as taxes and unemployment insurance, which should help build confidence for employers and consumers.

In short, things are indeed getting brighter. It is not unreasonable to hope that 2011 should build on the progress witnessed in 2010.

Twelve Months in Review

The U.S. and global economies advanced throughout 2010. In the U.S., gross domestic product (“GDP”) expanded at 3.7% and 1.7%, in the first and second quarters of 2010, respectively. GDP rose 2.5% during the third quarter. As the fiscal period drew to a close, many economists agreed that growth should continue into 2011 at a similar or slightly faster pace.

However, this growth was not enough to lower the unemployment rate, which remained just under double-digits throughout the year. In turn, this weakness kept interest rates low. The Federal Reserve (“the Fed”) maintained its closely-watched Federal Funds Rate — the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis — in the 0.0% to 0.25% range, and stated that it will continue to do so for an “extended period of time.” The Fed did slightly raise the discount rate, the interest rate it charges to banks for direct loans from 0.50% to 0.75%. Fed Chairman Ben Bernanke stated that economic conditions remain “unusually uncertain.”

Last May, two events served to remind investors that the road to economic recovery is never a straight line. A sudden stock market plunge, a “flash crash,” resulted in enormous but short-lived losses; in Europe, the possibility that several governments might default on their sovereign debt sent many investors scurrying back into Treasuries. This pattern of an appetite for risk and the sudden scorning of it would be repeated, but the overall narrative during the fiscal year was one of advancing stock markets, solid corporate bond performance and a low-yielding Treasury market.

All in all, the fiscal reporting period was positive for both stocks and bonds. In the U.S., the Standard & Poor’s 500 Index returned 9.94%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned 1.11% and 5.98%, respectively, in dollar-denominated terms. The MSCI Emerging Markets Index registered a 4.11% return.

2	Allianz Multi-Strategy Funds

As for bonds, for the fiscal period, the Barclays Capital U.S. Credit Index returned 8.48%, and the Barclays Capital U.S. High Yield Index generated a return of 16.78%. In contrast, the Barclays Capital U.S. Government Bond Index returned 4.83%. The broader bond market index, as measured by the Barclays Capital U.S. Aggregate Index, returned 6.02%.

Allianz Global Investors — Positioned to Face Today’s Challenges

When we reported to you six months ago, the possibility of a second recession — the so-called “double-dip” scenario — seemed possible, though not probable. Steady, albeit unspectacular, growth has made that possibility even more remote now. As 2011 unfolds, we anticipate the U.S. economic expansion to continue, and the extension of the Bush-era tax cuts will most likely add steam to this growth. Hiring should pick up, and we expect that at some point the unemployment rate will begin edging down slowly.

But these gains may be offset to some degree by headwinds. The housing market remains troubled. Consumers, as mentioned, are beginning to spend more, but the spendthrift days of just a few years ago now seem like ancient history. People are saving more and paying down debt, which is good for them, but a drag on an economy that is based so heavily on consumption. Another impediment may come from interest rates, which would rise as the economy improves. In addition, fiscal worries at all levels of government — from federal on down — are not to be underestimated. Overseas, the specter of debt defaults by certain European governments, efforts by China to cool its rapidly expanding economy and the uncertainty of geopolitical hotspots such as Iran and North Korea present different and complex challenges.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We appreciate your business and trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information. We wish you a happy and prosperous New Year.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Annual Report	November 30, 2010	3

Allianz Global Investors Solutions 2015 Fund

(Unaudited)

Portfolio Insights

For the fiscal year ended November 30, 2010, Class A Shares of the Allianz Global Investors Solutions 2015 Fund returned 9.67%, at Net Asset Value (“NAV”), outperforming the Dow Jones Real Return 2015 Index (the “benchmark index”), which returned 8.45% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Global equity markets were volatile over the 12-month period, as investors alternated between confidence in the sustainability of growth (particularly in emerging markets) and concerns over fiscal and employment issues. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

U.S. interest rates, both real and nominal, continued to fall during the fiscal year as the tepid economic recovery showed few signs of gathering steam and inflation remained low. Treasury Inflation Protected Securities (“TIPS”) gained 5.61% during the fiscal year as represented by the Barclays Capital U.S. TIPS Index, supported by declining real yields across the maturity spectrum. These declines were largely the result of slower growth and the widely expected announcement by the Fed late in the period of a second round of quantitative easing. The changes in breakeven inflation levels (i.e., the difference between nominal and real yields) for various segments of the market were mixed during the fiscal year, with 10-year breakevens widening to 2.15% from 2.01% while 5-year breakevens narrowed marginally, down 7 basis points to 1.49%.

The mortgage-backed security (MBS) sector produced positive returns for the 12-month period as a whole, though option-adjusted spreads for the sector widened slightly as investors remained focused on higher-yielding assets. Against this backdrop, corporate bond performance was generally muted for the first two-thirds of the review period as economic concerns were balanced against reassurances by the Fed of ongoing support for credit markets and the economy. The creation of the Greek bailout package late in the second quarter served to reassure markets, as did the growing expectation for further quantitative easing by the Fed, leading to a sharp and sustained rally for risk assets from July through the end of the period. Investors’ renewed risk appetite resulted in particularly strong performance by high yield and emerging markets debt, which returned 16.78% and 12.77%, respectively (as measured by the Barclays Capital U.S. High Yield and J.P. Morgan Emerging Markets Bond Indices).

Defensive Holdings Drive Returns

The Fund’s investments in underlying Funds are grouped into two portfolios: (1) return-generating, including U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds, and (2) defensive, including TIPS, short-term bonds, and core U.S. and global bonds. The Fund’s performance relative to its benchmark over the 12-month period was largely due to outperformance in the defensive portfolio, which gained from both positive selection effects within fixed income and TIPS as well as positive allocation within defensive sectors due to an underweight in TIPS. Selection was also positive in the return-generating portion of the portfolio. That said, the Fund’s underweight exposure to real estate detracted from relative returns.

During the 12-month period, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and underweight positions in equities, real return assets (real estate and commodities) and TIPS relative to its benchmark, the Dow Jones Real Return 2015 Index. At the end of the period, the Fund was positioned in approximately 68% defensive and 32% return-generating holdings, close to the 69% defensive and 31% return-generating allocations of its 2015 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. The Fund ended the period within the expected risk profile.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2015 Fund Class A	9.67%	16.64%
Allianz Global Investors Solutions 2015 Fund Class A (adjusted)	3.64%	13.25%
Allianz Global Investors Solutions 2015 Fund Class C	8.88%	15.77%
Allianz Global Investors Solutions 2015 Fund Class C (adjusted)	7.88%	15.77%
Allianz Global Investors Solutions 2015 Fund Class D	9.62%	16.67%
Allianz Global Investors Solutions 2015 Fund Class R	9.43%	16.40%
Allianz Global Investors Solutions 2015 Fund Class P	9.88%	16.91%
Allianz Global Investors Solutions 2015 Fund Institutional Class	10.02%	17.03%
Allianz Global Investors Solutions 2015 Fund Administrative Class	9.75%	16.74%
Dow Jones Real Return Target Date (DJ RR 2015) Index	8.45%	13.73%
Lipper Mixed-Asset Target 2015 Funds Average	8.84%	15.99%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 9.30% for Class A shares, 7.93% for Class C shares, 8.16% for Class D shares, 7.08% for Class R shares, 5.84% for Class P shares, 5.74% for Institutional Class shares and 5.99% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

4	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	29.3%
PIMCO Total Return	11.9%
PIMCO Short-Term	8.3%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	7.5%
PIMCO Income	7.0%
Allianz AGIC Income & Growth	4.0%
Allianz NFJ Dividend Value	2.9%
Allianz RCM Global Resources	2.6%
Other	24.5%
Cash & Equivalent — Net	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,081.90	$1,077.90	$1,081.30	$1,080.80	$1,082.70	$1,083.20	$1,082.30
Expenses Paid During Period	$2.61	$6.51	$2.61	$3.91	$1.57	$1.04	$2.35

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,022.56	$1,018.80	$1,022.56	$1,021.31	$1,023.56	$1,024.07	$1,022.81
Expenses Paid During Period	$2.54	$6.33	$2.54	$3.80	$1.52	$1.01	$2.28

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.50% for Class D, 0.75% for Class R, 0.30% for Class P , 0.20% for Institutional Class and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2010	5

Allianz Global Investors Solutions 2020 Fund

(Unaudited)

Portfolio Insights

For the fiscal year ended November 30, 2010, Class A Shares of the Allianz Global Investors Solutions 2020 Fund returned 9.60% , at NAV, outperforming the Dow Jones Real Return 2020 Index (the “benchmark index”), which returned 8.84% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Global equity markets were volatile over the 12-month period, as investors alternated between confidence in the sustainability of growth (particularly in emerging markets) and concerns over fiscal and employment issues. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

U.S. interest rates, both real and nominal, continued to fall during the fiscal year, supporting the positive returns of Treasury Inflation Protected Securities (“TIPS”). These declines were largely the result of slower growth and the widely expected announcement by the Fed late in the period of a second round of quantitative easing. Against this backdrop, corporate bond performance was solid, particularly in the lower-quality, higher-yielding segment of the market, which benefited from investors’ appetite for yield. The mortgage-backed security (MBS) sector produced positive returns for the 12-month period as a whole, though option-adjusted spreads for the sector widened slightly as investors remained focused on higher-yielding assets.

Defensive holdings drive returns

The Fund’s investments in underlying Funds are grouped into two portfolios: (1) return-generating, including U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds, and (2) defensive, including TIPS, short-term bonds, and core U.S. and global bonds. The Fund’s performance relative to its benchmark over the 12-month period was largely due to outperformance in the defensive portfolio, which gained from both positive selection effects within fixed income and TIPS as well as positive allocation within defensive sectors due to an underweight in TIPS. Selection was also positive in the return-generating portion of the portfolio. That said, the Fund’s underweight exposure to real estate detracted from relative returns.

During the 12-month period, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and underweight positions in equities, real return assets (real estate and commodities) and TIPS relative to its benchmark, the Dow Jones Real Return 2020 Index. At the end of the period, the Fund was positioned in approximately 61% defensive and 39% return-generating holdings, in line with the allocations of its 2020 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. The Fund ended the period within the expected risk profile.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2020 Fund Class A	9.60%	17.25%
Allianz Global Investors Solutions 2020 Fund Class A (adjusted)	3.57%	13.85%
Allianz Global Investors Solutions 2020 Fund Class C	8.72%	16.37%
Allianz Global Investors Solutions 2020 Fund Class C (adjusted)	7.72%	16.37%
Allianz Global Investors Solutions 2020 Fund Class D	9.54%	17.25%
Allianz Global Investors Solutions 2020 Fund Class R	9.25%	16.96%
Allianz Global Investors Solutions 2020 Fund Class P	9.81%	17.50%
Allianz Global Investors Solutions 2020 Fund Institutional Class	9.90%	17.62%
Allianz Global Investors Solutions 2020 Fund Administrative Class	9.63%	17.34%
Dow Jones Real Return Target Date (DJ RR 2020) Index	8.84%	14.58%
Lipper Mixed-Asset Target 2020 Funds Average	9.43%	17.12%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 9.46% for Class A shares, 9.87% for Class C shares, 9.65% for Class D shares, 8.06% for Class R shares, 5.86% for Class P shares, 5.76% for Institutional Class shares and 6.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.13% for Class A shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.93% for Class P shares, 0.83% for Institutional Class shares and 1.08% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

6	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	25.2%
PIMCO Total Return	12.4%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	7.0%
PIMCO Short-Term	6.8%
PIMCO Income	5.9%
Allianz AGIC Income & Growth	4.7%
Allianz NFJ Dividend Value	3.5%
PIMCO Floating Income	3.3%
Other	30.1%
Cash & Equivalent — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,086.70	$1,082.30	$1,086.70	$1,085.00	$1,088.10	$1,088.60	$1,087.10
Expenses Paid During Period	$2.77	$6.68	$2.77	$4.08	$1.73	$1.20	$2.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,022.41	$1,018.65	$1,022.41	$1,021.16	$1,023.41	$1,023.92	$1,022.66
Expenses Paid During Period	$2.69	$6.48	$2.69	$3.95	$1.67	$1.17	$2.43

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.53% for Class A, 1.28% for Class C, 0.53% for Class D, 0.78% for class R, 0.33% for Class P , 0.23% for Institutional Class and 0.48% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2010	7

Allianz Global Investors Solutions 2030 Fund

(Unaudited)

Portfolio Insights

For the fiscal year ended November 30, 2010, Class A Shares of the Allianz Global Investors Solutions 2030 Fund returned 11.07%, at NAV, outperforming the Dow Jones Real Return 2030 Index (the “benchmark index”), which returned 10.08% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Global equity markets were volatile over the 12-month period, as investors alternated between confidence in the sustainability of growth (particularly in emerging markets) and concerns over fiscal and employment issues. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

U.S. interest rates, both real and nominal, continued to fall during the fiscal year, supporting the positive returns of Treasury Inflation Protected Securities (“TIPS”). These declines were largely the result of slower growth and the widely expected announcement by the Fed late in the period of a second round of quantitative easing. Against this backdrop, corporate bond performance was solid, particularly in the lower-quality, higher-yielding segment of the market, which benefited from investors’ appetite for yield. The mortgage-backed security (MBS) sector produced positive returns for the 12-month period as a whole, though option-adjusted spreads for the sector widened slightly as investors remained focused on higher-yielding assets.

Return-Generating holdings drive returns

The Fund’s investments in underlying Funds are grouped into two portfolios: (1) return-generating, including U.S. and global equities, commodities,

real estate, and high-yield and emerging markets bonds, and (2) defensive, including TIPS, short-term bonds, and core U.S. and global bonds. Over the 12- month period, the Fund’s allocation to the return-generating portfolio added value. The return-generating portfolio outperformed due to positive selection effects in equities as well as in return-generating fixed income and real return assets. These positive selection effects compensated for negative allocation effects driven largely by a relatively underweight exposure to real estate.

During the 12-month period, the Fund was on average relatively overweight in return-generating assets (2%) and underweight in defensive assets (3%) versus its benchmark. At the end of the period, the Fund was positioned in approximately 37% defensive and 63% return-generating holdings, close to the 38% defensive and 62% return-generating allocation of its 2030 glidepath. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. The Fund ended the period within the expected risk profile.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2030 Fund Class A	11.07%	20.63%
Allianz Global Investors Solutions 2030 Fund Class A (adjusted)	4.96%	17.13%
Allianz Global Investors Solutions 2030 Fund Class C	10.17%	19.86%
Allianz Global Investors Solutions 2030 Fund Class C (adjusted)	9.17%	19.86%
Allianz Global Investors Solutions 2030 Fund Class D	11.04%	20.74%
Allianz Global Investors Solutions 2030 Fund Class R	10.73%	20.47%
Allianz Global Investors Solutions 2030 Fund Class P	11.27%	21.03%
Allianz Global Investors Solutions 2030 Fund Institutional Class	11.35%	21.14%
Allianz Global Investors Solutions 2030 Fund Administrative Class	11.04%	20.84%
Dow Jones Real Return Target Date (DJ RR 2030) Index	10.08%	17.61%
Lipper Mixed-Asset Target 2030 Funds Average	10.14%	18.98%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 8.69% for Class A shares, 9.27% for Class C shares, 8.51% for Class D shares, 7.27% for Class R shares, 5.90% for Class P shares, 5.80% for Institutional Class shares and 6.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.40% for Class A shares, 2.15% for Class C shares, 1.40% for Class D shares, 1.65% for Class R shares, 1.20% for Class P shares, 1.10% for Institutional Class shares and 1.35% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

8	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	10.7%
PIMCO Total Return	9.9%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	6.0%
PIMCO Short-Term	5.9%
Allianz AGIC Income & Growth	4.9%
Allianz RCM Disciplined Equity	4.7%
Allianz AGIC International Growth Opportunities	4.4%
Allianz AGIC Emerging Growth	4.3%
Other	48.1%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,108.90	$1,104.10	$1,108.60	$1,107.00	$1,109.80	$1,110.30	$1,108.90
Expenses Paid During Period	$3.33	$7.28	$3.33	$4.65	$2.27	$1.75	$3.07

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,021.91	$1,018.15	$1,021.91	$1,020.66	$1,022.91	$1,023.41	$1,022.16
Expenses Paid During Period	$3.19	$6.98	$3.19	$4.46	$2.18	$1.67	$2.94

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.63% for Class A, 1.38% for Class C, 0.63% for Class D, 0.88% for Class R, 0.43% for Class P, 0.33% for Institutional Class and 0.58% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2010	9

Allianz Global Investors Solutions 2040 Fund

(Unaudited)

Portfolio Insights

For the fiscal year ended November 30, 2010, Class A Shares of the Allianz Global Investors Solutions 2040 Fund returned 12.48%, at NAV, outperforming the Dow Jones Real Return 2040 Index (the “benchmark index”), which returned 11.10% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Global equity markets were volatile over the 12-month period, as investors alternated between confidence in the sustainability of growth (particularly in emerging markets) and concerns over fiscal and employment issues. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

U.S. interest rates, both real and nominal, continued to fall during the fiscal year, supporting the positive returns of Treasury Inflation Protected Securities (“TIPS”). These declines were largely the result of slower growth and the widely expected announcement by the Fed late in the period of a second round of quantitative easing. Against this backdrop, corporate bond performance was solid, particularly in the lower-quality, higher-yielding segment of the market, which benefited from investors’ appetite for yield. The mortgage-backed security (MBS) sector produced positive returns for the 12-month period as a whole, though option-adjusted spreads for the sector widened slightly as investors remained focused on higher-yielding assets.

Return-Generating holdings drive returns

The Fund’s investments in underlying Funds are grouped into two portfolios: (1) return-generating, including U.S. and global equities, commodities,

real estate, and high-yield and emerging markets bonds, and (2) defensive, including TIPS, short-term bonds, and core U.S. and global bonds. Over the 12- month period, the Fund’s allocation to the return-generating portfolio added value. The return-generating portfolio outperformed due to positive selection effects in equities as well as in return-generating fixed income and real return assets. These positive selection effects compensated for negative allocation effects driven largely by a relatively underweight exposure to real estate.

During the 12-month period, the Fund was on average significantly overweight in return-generating assets (by 12% relative to its benchmark) and underweight in defensive assets (13% relative to its benchmark), a stance which enhanced returns. At the end of the period, the Fund was positioned in approximately 9% defensive and 91% return-generating holdings, as compared to the 2% defensive and 98% return-generating allocation of its 2040 glidepath. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. The Fund ended the period within the expected risk profile.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2040 Fund Class A	12.48%	23.75%
Allianz Global Investors Solutions 2040 Fund Class A (adjusted)	6.29%	20.16%
Allianz Global Investors Solutions 2040 Fund Class C	11.61%	22.74%
Allianz Global Investors Solutions 2040 Fund Class C (adjusted)	10.61%	22.74%
Allianz Global Investors Solutions 2040 Fund Class D	12.49%	23.66%
Allianz Global Investors Solutions 2040 Fund Class R	12.19%	23.43%
Allianz Global Investors Solutions 2040 Fund Class P	12.64%	23.97%
Allianz Global Investors Solutions 2040 Fund Institutional Class	12.83%	24.11%
Allianz Global Investors Solutions 2040 Fund Administrative Class	12.48%	23.78%
Dow Jones Real Return Target Date (DJ RR 2040) Index	11.10%	20.66%
Lipper Mixed-Asset Target 2040 Funds Average	10.49%	19.84%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 11.15% for Class A shares, 11.51% for Class C shares, 10.05% for Class D shares, 9.63% for Class R shares, 6.05% for Class P shares, 5.95% for Institutional Class shares and 6.20% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.44% for Class A shares, 2.19% for Class C shares, 1.44% for Class D shares, 1.69% for Class R shares, 1.24% for Class P shares, 1.14% for Institutional Class shares and 1.39% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

10	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

Allianz RCM Disciplined Equity	7.1%
Allianz NFJ Dividend Value	7.0%
Allianz AGIC Income & Growth	6.9%
PIMCO Commodity RealReturn Strategy	6.2%
Allianz NFJ Small-Cap Value	6.2%
Allianz AGIC Emerging Growth	6.1%
Allianz NFJ Global Dividend Value	5.8%
Allianz AGIC Emerging Markets Opportunities	5.5%
Other	48.3%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,132.50	$1,128.80	$1,133.10	$1,131.50	$1,134.20	$1,134.60	$1,133.30
Expenses Paid During Period	$2.99	$6.99	$2.99	$4.33	$1.93	$1.39	$2.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,022.26	$1,018.50	$1,022.26	$1,021.01	$1,023.26	$1,023.76	$1,022.51
Expenses Paid During Period	$2.84	$6.63	$2.84	$4.10	$1.83	$1.32	$2.59

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.56% for Class A, 1.31% for Class C, 0.56% for Class D, 0.81% for Class R, 0.36% for Class P, 0.26% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2010	11

Allianz Global Investors Solutions 2050 Fund

(Unaudited)

Portfolio Insights

For the fiscal year ended November 30, 2010, Class A Shares of the Allianz Global Investors Solutions 2050 Fund returned 13.02%, at NAV, outperforming the Dow Jones Real Return 40+ Index (the “benchmark index”), which returned 11.41% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Global equity markets were volatile over the 12-month period, as investors alternated between confidence in the sustainability of growth (particularly in emerging markets) and concerns over fiscal and employment issues. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

U.S. interest rates, both real and nominal, continued to fall during the fiscal year, supporting the positive returns of Treasury Inflation Protected Securities (“TIPS”). These declines were largely the result of slower growth and the widely expected announcement by the Fed late in the period of a second round of quantitative easing. Against this backdrop, corporate bond performance was solid, particularly in the lower-quality, higher-yielding segment of the market, which benefited from investors’ appetite for yield. The mortgage-backed security (MBS) sector produced positive returns for the 12-month period as a whole, though option-adjusted spreads for the sector widened slightly as investors remained focused on higher-yielding assets.

Return-Generating holdings drive returns

The Fund’s investments in underlying Funds are grouped into two portfolios: (1) return-generating, including U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds, and (2) defensive, including TIPS, short-term bonds, and core U.S. and global bonds. Over the 12- month period, the Fund’s allocation to the return-

generating portfolio added value. The return-generating portfolio outperformed due to positive selection effects in equities as well as in return-generating fixed income and real return assets. These positive selection effects compensated for negative allocation effects driven largely by a relatively underweight exposure to real estate.

During the 12-month period, the Fund held overweight positions in equities, real return assets (real estate and commodities) and TIPS relative to its benchmark index. At the end of the reporting period, the Fund was positioned in approximately 4% defensive and 96% return-generating holdings, as compared with the 100% return-generating allocation of its 2050 portfolio glidepath. The Allianz Global Investors Solutions glide path calls for 100% return-generating assets for the 2050 Fund, therefore the Fund was overweight in return-generating assets versus the benchmark (which had an average allocation of 90% return-generating assets over the period here), which enhanced relative performance. On average, the Fund was relatively overweight in return-generating assets (6%) versus its benchmark over the period.

The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. The Fund ended the period within the expected risk profile.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2050 Fund Class A	13.02%	24.03%
Allianz Global Investors Solutions 2050 Fund Class A (adjusted)	6.80%	20.43%
Allianz Global Investors Solutions 2050 Fund Class C	12.21%	23.21%
Allianz Global Investors Solutions 2050 Fund Class C (adjusted)	11.21%	23.21%
Allianz Global Investors Solutions 2050 Fund Class D	12.99%	24.08%
Allianz Global Investors Solutions 2050 Fund Class R	12.75%	23.81%
Allianz Global Investors Solutions 2050 Fund Class P	13.26%	24.39%
Allianz Global Investors Solutions 2050 Fund Institutional Class	13.34%	24.50%
Allianz Global Investors Solutions 2050 Fund Administrative Class	13.09%	24.20%
Dow Jones Real Return 40+ Index	11.41%	21.96%
Lipper Mixed-Asset Target 2050+ Funds Average	10.56%	20.29%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 9.56% for Class A shares, 10.28% for Class C shares, 11.28% for Class D shares, 9.78% for Class R shares, 6.74% for Class P shares, 6.64% for Institutional Class shares and 6.89% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.46% for Class A shares, 2.21% for Class C shares, 1.46% for Class D shares, 1.71% for Class R shares, 1.26% for Class P shares, 1.16% for Institutional Class shares and 1.41% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

12	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

Allianz RCM Disciplined Equity	7.9%
PIMCO Commodity RealReturn Strategy	7.4%
Allianz NFJ Dividend Value	7.2%
Allianz AGIC Income & Growth	6.9%
Allianz AGIC Emerging Growth	6.8%
Allianz NFJ Small-Cap Value	6.4%
Allianz AGIC International Growth Opportunities	5.9%
Allianz AGIC Emerging Markets Opportunities	5.9%
Other	45.1%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,138.70	$1,134.50	$1,138.70	$1,137.20	$1,140.40	$1,140.80	$1,139.50
Expenses Paid During Period	$3.00	$7.01	$3.00	$4.34	$1.93	$1.40	$2.74

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,022.26	$1,018.50	$1,022.26	$1,021.01	$1,023.26	$1,023.76	$1,022.51
Expenses Paid During Period	$2.84	$6.63	$2.84	$4.10	$1.83	$1.32	$2.59

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.56% for Class A, 1.31% for Class C, 0.56% for Class D, 0.81% for Class R, 0.36% for Class P, 0.26% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2010	13

Allianz Global Investors Solutions Core Allocation Fund

(Unaudited)

Portfolio Insights

For the fiscal year ended November 30, 2010, Class A Shares of the Allianz Global Investors Solutions Core Allocation Fund returned 11.56%, at NAV, outperforming the blended 60% MSCI All Country World and 40% Barclays Capital U.S. Aggregate Bond Index (the “benchmark index”), which returned 7.20% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Global equity markets were volatile over the 12-month period, as investors alternated between confidence in the sustainability of growth (particularly in emerging markets) and concerns over fiscal and employment issues. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

U.S. interest rates, both real and nominal, continued to fall during the fiscal year, supporting the positive returns of Treasury Inflation Protected Securities (“TIPS”). These declines were largely the result of slower growth and the widely expected announcement by the Fed late in the period of a second round of quantitative easing. Against this backdrop, corporate bond performance was solid, particularly in the lower-quality, higher-yielding segment of the market, which benefited from investors’ appetite for yield. The mortgage-backed security (MBS) sector produced positive returns for the 12-month period as a whole, though option-adjusted spreads for the sector widened slightly as investors remained focused on higher-yielding assets.

Selection and allocation drive returns

The Fund’s investments in underlying Funds are grouped into two portfolios: (1) return-generating, including U.S. and global equities, commodities,

real estate, and high-yield and emerging markets bonds, and (2) defensive, including TIPS, short-term bonds, and core U.S. and global bonds. Over the 12-month period, the Fund’s performance relative to its benchmark was due to both positive selection and allocation effects. The equity and U.S. fixed income portions of the portfolio outperformed the MSCI All Country World and Barclays Capital U.S. Aggregate Bond Indexes, respectively, while underweight allocations to both also enhanced returns. Off-benchmark positions in commodities, real estate, non-U.S. fixed income and TIPS further supported the Fund’s relative performance. Within equities, the Fund’s overweight exposure to the U.S., and small capitalization U.S. stocks in particular, counteracted negative selection within developed international equities.

At the end of the reporting period, the Fund was positioned in approximately 28% defensive and 72% return-generating holdings, close to its model allocation of 30% defensive and 70% return-generating holdings. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. The Fund ended the period within the expected risk profile.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (9/30/98)
Allianz Global Investors Solutions Core Allocation Fund Class A	11.56%	4.48%	4.79%	5.75%
Allianz Global Investors Solutions Core Allocation Fund Class A (adjusted)	5.43%	3.30%	4.20%	5.26%
Allianz Global Investors Solutions Core Allocation Fund Class B	10.86%	3.71%	4.24%	5.30%
Allianz Global Investors Solutions Core Allocation Fund Class B (adjusted)	5.86%	3.38%	4.24%	5.30%
Allianz Global Investors Solutions Core Allocation Fund Class C	10.65%	3.69%	4.00%	4.96%
Allianz Global Investors Solutions Core Allocation Fund Class C (adjusted)	9.65%	3.69%	4.00%	4.96%
Allianz Global Investors Solutions Core Allocation Fund Class D	11.48%	4.48%	4.80%	5.76%
Allianz Global Investors Solutions Core Allocation Fund Class R	11.30%	4.23%	4.54%	5.50%
Allianz Global Investors Solutions Core Allocation Fund Class P	11.77%	4.71%	5.02%	5.98%
Allianz Global Investors Solutions Core Allocation Fund Institutional Class	11.88%	4.96%	5.28%	6.27%
Allianz Global Investors Solutions Core Allocation Fund Administrative Class	11.62%	4.54%	4.85%	5.82%
MSCI All Country World Index	7.16%	2.48%	2.64%	4.35%
60% MSCI AC World Index, 40% Barclays Capital U.S. Aggregate Bond Index	7.20%	4.45%	4.44%	5.31%
Barclays Capital U.S. Aggregate Bond Index	6.02%	6.23%	6.15%	5.78%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	8.71%	2.97%	3.43%	4.34%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 2.12% for Class A shares, 2.84% for Class B shares, 2.87% for Class C shares, 2.11% for Class D shares, 2.36% for Class R shares, 1.94% for Class P shares, 1.84% for Institutional Class shares and 2.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.12% for Class P shares, 1.02% for Institutional Class shares and 1.27% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

14	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Core Allocation Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Total Return	12.0%
PIMCO Real Return	7.7%
Allianz AGIC Income & Growth	6.1%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	6.1%
Allianz AGIC International Growth Opportunities	5.2%
Allianz RCM Large-Cap Growth	4.7%
Allianz NFJ Global Dividend Value	4.6%
Allianz AGIC Emerging Markets Opportunities	4.6%
Other	48.7%
Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,115.10	$1,111.30	$1,109.70	$1,114.90	$1,112.90	$1,115.80	$1,115.60	$1,115.20
Expenses Paid During Period	$2.60	$6.56	$6.56	$2.60	$3.92	$1.54	$1.01	$2.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,022.61	$1,018.85	$1,018.85	$1,022.61	$1,021.36	$1,023.61	$1,024.12	$1,022.86
Expenses Paid During Period	$2.48	$6.28	$6.28	$2.48	$3.75	$1.47	$0.96	$2.23

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.49% for Class A, 1.24% for Class B, 1.24% for Class C, 0.49% for Class D, 0.74% for Class R, 0.29% for Class P, 0.19% for Institutional Class and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2010	15

Allianz Global Investors Solutions Growth Allocation Fund

(Unaudited)

Portfolio Insights

For the fiscal year ended November 30, 2010, Class A Shares of the Allianz Global Investors Solutions Growth Allocation Fund returned 13.08%, at NAV, outperforming the MSCI All Country World Index (the “benchmark index”), which returned 7.16% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Global equity markets were volatile over the 12-month period, as investors alternated between confidence in the sustainability of growth (particularly in emerging markets) and concerns over fiscal and employment issues. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

U.S. interest rates, both real and nominal, continued to fall during the fiscal year, supporting the positive returns of Treasury Inflation Protected Securities (“TIPS”). These declines were largely the result of slower growth and the widely expected announcement by the Fed late in the period of a second round of quantitative easing. Against this backdrop, corporate bond performance was solid, particularly in the lower-quality, higher-yielding segment of the market, which benefited from investors’ appetite for yield. The mortgage-backed security (MBS) sector produced positive returns for the 12-month period as a whole, though option-adjusted spreads for the sector widened slightly as investors remained focused on higher-yielding assets.

Selection and allocation drive returns

The Fund’s investments in underlying Funds are grouped into two portfolios: (1) return-generating,

including U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds, and (2) defensive, including TIPS, short-term bonds, and core U.S. and global bonds. Over the 12-month period, the Fund’s performance relative to its benchmark was due to both positive selection and allocation effects. The equity portion of the portfolio outperformed the MSCI All Country World Index, while allocations to real assets and non-U.S. fixed income also added value. The Fund’s exposure to core U.S. fixed income assets detracted slightly from relative returns.

During the 12- month period, the Fund held overweight positions in domestic and non-U.S. fixed income assets, commodities and real estate, and underweight positions in equities, relative to its benchmark index. At the end of the reporting period, the Fund was positioned in approximately 4% defensive and 96% return-generating holdings, as compared with the 100% return-generating allocation of its global equity benchmark of the MSCI All Country World Index. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the Fund exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. The Fund ended the period within the expected risk profile.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (4/27/09)
Allianz Global Investors Solutions Growth Allocation Fund Class A	13.08%	29.21%
Allianz Global Investors Solutions Growth Allocation Fund Class A (adjusted)	6.86%	24.70%
Allianz Global Investors Solutions Growth Allocation Fund Class C	12.34%	28.31%
Allianz Global Investors Solutions Growth Allocation Fund Class C (adjusted)	11.34%	28.31%
Allianz Global Investors Solutions Growth Allocation Fund Class D	13.15%	29.26%
Allianz Global Investors Solutions Growth Allocation Fund Class R	12.91%	28.97%
Allianz Global Investors Solutions Growth Allocation Fund Class P	13.38%	29.55%
Allianz Global Investors Solutions Growth Allocation Fund Institutional Class	13.49%	29.67%
Allianz Global Investors Solutions Growth Allocation Fund Administrative Class	13.20%	29.33%
MSCI All Country World Index	7.16%	26.17%
Lipper Mixed-Asset Target Allocation Growth Funds Average	9.51%	20.56%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 6.05% for Class A shares, 6.80% for Class C shares, 6.05% for Class D shares, 6.30% for Class R shares, 5.90% for Class P shares, 5.80% for Institutional Class shares and 6.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.44% for Class A shares, 2.19% for Class C shares, 1.44% for Class D shares, 1.69% for Class R shares, 1.24% for Class P shares, 1.14% for Institutional Class shares and 1.39% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

16	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Growth Allocation Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

Allianz RCM Disciplined Equity	8.0%
Allianz NFJ Dividend Value	7.4%
PIMCO Commodity RealReturn Strategy	7.2%
Allianz AGIC Income & Growth	7.1%
Allianz NFJ Small-Cap Value	6.3%
Allianz AGIC Emerging Growth	6.3%
Allianz NFJ Global Dividend Value	6.2%
Allianz AGIC Emerging Markets Opportunities	5.5%
Other	45.6%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,140.30	$1,135.90	$1,140.10	$1,139.20	$1,141.40	$1,141.80	$1,140.50
Expenses Paid During Period	$2.90	$6.91	$2.90	$4.24	$1.83	$1.29	$2.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,022.36	$1,018.60	$1,022.36	$1,021.11	$1,023.36	$1,023.87	$1,022.61
Expenses Paid During Period	$2.74	$6.53	$2.74	$4.00	$1.72	$1.22	$2.48

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.54% for Class A, 1.29% for Class C, 0.54% for Class D, 0.79% for Class R, 0.34% for Class P, 0.24% for Institutional Class and 0.49% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2010	17

Allianz Global Investors Solutions Retirement Income Fund

(Unaudited)

Portfolio Insights

For the fiscal year ended November 30, 2010, Class A Shares of the Allianz Global Investors Solutions Retirement Income Fund returned 8.86%, at NAV, outperforming the Dow Jones Real Return Today Index (the “benchmark index”), which returned 8.23% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Global equity markets were volatile over the 12-month period, as investors alternated between confidence in the sustainability of growth (particularly in emerging markets) and concerns over fiscal and employment issues. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

U.S. interest rates, both real and nominal, continued to fall during the fiscal year, supporting the positive returns of Treasury Inflation Protected Securities (“TIPS”). These declines were largely the result of slower growth and the widely expected announcement by the Fed late in the period of a second round of quantitative easing. Against this backdrop, corporate bond performance was solid, particularly in the lower-quality, higher-yielding segment of the market, which benefited from investors’ appetite for yield. The mortgage-backed security (MBS) sector produced positive returns for the 12-month period as a whole, though option-adjusted spreads for the sector widened slightly as investors remained focused on higher-yielding assets.

Selection and allocation drive returns

The Fund’s investments in underlying Funds are grouped into two portfolios: (1) return-generating, including U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds, and (2) defensive, including TIPS, short-term bonds, and core U.S. and global bonds. During the 12-month period, the Fund’s performance relative to its benchmark was due to the outperformance of the defensive portfolio. The defensive portfolio outperformed due to both positive selection effects within fixed income and TIPS as well an underweight to TIPS. The Fund was overweight defensive assets in general, and underweight in equities and real return assets (real estate and commodities), during the period. This stance slightly detracted from relative performance.

At the end of the reporting period, the Fund was positioned in approximately 76% defensive and 24% return-generating holdings, close to its model allocation of 75% defensive and 25% return-generating holdings. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. The Fund ended the period within the expected risk profile.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions Retirement Income Fund Class A	8.86%	15.90%
Allianz Global Investors Solutions Retirement Income Fund Class A (adjusted)	2.88%	12.53%
Allianz Global Investors Solutions Retirement Income Fund Class C	8.09%	15.06%
Allianz Global Investors Solutions Retirement Income Fund Class C (adjusted)	7.09%	15.06%
Allianz Global Investors Solutions Retirement Income Fund Class D	8.89%	15.90%
Allianz Global Investors Solutions Retirement Income Fund Class R	8.61%	15.64%
Allianz Global Investors Solutions Retirement Income Fund Class P	9.13%	16.17%
Allianz Global Investors Solutions Retirement Income Fund Institutional Class	9.24%	16.28%
Allianz Global Investors Solutions Retirement Income Fund Administrative Class	8.94%	15.98%
Dow Jones Real Return Target Date (DJ RR Today) Index	8.23%	13.26%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	8.25%	14.45%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 8.06% for Class A shares, 9.65% for Class C shares, 8.08% for Class D shares, 6.58% for Class R shares, 5.33% for Class P shares, 5.23% for Institutional Class shares and 5.48% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

18	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	32.7%
PIMCO Total Return	11.4%
PIMCO Short-Term	9.9%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	7.9%
PIMCO Income	7.8%
Allianz AGIC Income & Growth	4.1%
Allianz NFJ Dividend Value	2.5%
iShares Barclays TIPS Bond Fund	2.3%
Other	19.5%
Cash & Equivalent — Net	1.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,075.50	$1,071.30	$1,076.00	$1,074.20	$1,077.30	$1,077.20	$1,075.80
Expenses Paid During Period	$2.71	$6.59	$2.71	$4.00	$1.67	$1.15	$2.45

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,022.46	$1,018.70	$1,022.46	$1,021.21	$1,023.46	$1,023.97	$1,022.71
Expenses Paid During Period	$2.64	$6.43	$2.64	$3.90	$1.62	$1.12	$2.38

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.52% for Class A, 1.27% for Class C, 0.52% for Class D, 0.77% for Class R, 0.32% for Class P, 0.22% for Institutional and 0.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2010	19

Allianz AGIC Convertible Fund (formerly Allianz NACM Convertible Fund)

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz AGIC Convertible Fund returned 20.15%, at NAV, outperforming its benchmark, the Merrill Lynch All Convertibles Index (the “benchmark index”), which returned 17.24% during the reporting period.

Although market sentiment varied throughout 2010, the net result for the convertible market was a solid year. The Merrill Lynch All Convertibles Index returned 17.24% for the 12 months ending November 30, 2010. By way of comparison, the convertible market outperformed the S&P 500 and 10-year Treasury returns of 9.94% and 7.0%, respectively, for the year.

The factors driving the year’s performance did not change significantly over the course of the year. Although several hiccups occurred throughout the period, including mixed economic data releases and European sovereign concerns, these risks abated quickly. Ultimately, stronger corporate profitability and an improving economy had the greatest influence on investor sentiment. Improved balance sheets and operating performance of issuers were supplemented by the incredible new corporate issuance volume that bolstered liquidity and was used to refinance high-cost debt. Political risk abated after the November elections, and more accommodative decisions were made in Washington regarding taxes and further monetary policy easing (QE2). These factors also led to a healthy year-end rally in the equity markets and a sell-off in the Treasury market, all of which added to the general appetite for convertible investing.

Convertibles moved up in line with their historical equity upside participation in the final months of the review period. Unlike the first half of the year where credit improvement was the bigger driver of convertible returns, equity responsiveness contributed more later in the period.

All industries posted positive returns for the year. Leading industries included energy, industrials, transportation and consumer discretionary. Industrial and consumer discretionary names performed well on better-than-expected earnings. Transportation companies moved higher as airlines cut capacity and business travel improved, while energy issuers were positively impacted as the macro headlines helped sentiment on the group and oil prices moved higher throughout the year. Underperforming industries included healthcare, media and consumer staples.

Below investment grade issuers and smaller-capitalized companies outperformed over the time period. Total return convertibles outperformed the yield and busted categories.

New convertible issuance picked up as the year went on, and reached a total of $34.8 billion. In the first half of the period, many companies accessed the corporate debt markets instead of the convertible markets in order to avoid shareholder dilution at depressed stock prices. As the equity markets moved higher, convertible new issuance increased.

Portfolio Specifics

Positions in the consumer discretionary, industrials and energy industries helped performance in the quarter. Select automotive issues in the consumer discretionary industry were higher as automobile sales exceeded expectations and production schedules were increased for 2011. Industrial issuers performed well on improving operating statistics and solid end market demand. Energy companies moved higher on an improving global economic outlook and higher oil prices.

Other holdings were less beneficial. Issuers in the healthcare and consumer staples industries hurt relative performance. Generic drug manufacturing companies underperformed as international end markets deteriorated, possibly impacting unreleased fourth quarter earnings. Consumer staples issuers fell from favor as investors rotated into higher beta companies.

The portfolio’s aggregate conversion premium at the end of the period was approximately 20%, indicating a return to a more balanced, asymmetric risk return level. The portfolio is well positioned to participate on the upside and protect on the downside.

Outlook

The outlook for the convertible market is positive. The improvement in third quarter corporate earnings should continue in the fourth quarter. U.S. corporate cash levels are high, debt levels have been reduced and maturities have been extended. In addition, consumers are spending again and labor conditions are improving.

In 2011, companies are expected to use the high cash levels on their balance sheets and future free cash flow to boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash. These factors should benefit equity and convertible investors.

While credit spread tightening should continue as high yield credit spreads remain above their historical average, positive convertible returns will be dependent on the equity markets going forward. Even though global and economic risk headlines persist, likely driving a continuation of choppy short-term performance, few companies have seen a change in demand or order patterns. Fundamentals thus remain intact and this should provide a positive backdrop for the U.S. equity markets. Convertible bonds should benefit from any credit spread tightening and higher equity prices, an attractive option for total return investors.

Our disciplined approach of focusing on companies that are exceeding expectations and improving their credit statistics will be rewarded as those companies differentiate themselves from their peer group. In this environment, we believe companies that have reasonable earnings visibility should command premium valuations relative to other companies.

We continue to build the portfolio one company at a time, by identifying those that we believe are opportunistically capitalizing on change. In addition, we are maintaining our discipline of seeking to identify the best convertibles with the optimal risk/reward profile, 70-80% of the upside and 40-50% of the downside. At Allianz Global Investors Capital, a discriminating environment that rewards corporations for exceeding expectations bodes well for our convertible investment process.

20	Allianz Multi-Strategy Funds

Allianz AGIC Convertible Fund (formerly Allianz NACM Convertible Fund) (Cont.)

(Unaudited)

Average Annual Total Return for the period ended November 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (4/19/93)
Allianz AGIC Convertible Fund Class A	20.15%	8.11%	5.45%	10.43%
Allianz AGIC Convertible Fund Class A (adjusted)	13.54%	6.89%	4.86%	10.08%
Allianz AGIC Convertible Fund Class C	19.24%	7.30%	4.67%	9.61%
Allianz AGIC Convertible Fund Class C (adjusted)	18.24%	7.30%	4.67%	9.61%
Allianz AGIC Convertible Fund Class D	20.15%	8.11%	5.45%	10.43%
Allianz AGIC Convertible Fund Class R	19.85%	7.84%	5.19%	10.16%
Allianz AGIC Convertible Fund Class P	20.35%	8.34%	5.68%	10.67%
Allianz AGIC Convertible Fund Institutional Class	20.46%	8.44%	5.78%	10.78%
Allianz AGIC Convertible Fund Administrative Class	20.14%	8.10%	5.45%	10.43%
Merrill Lynch All Convertibles Index	17.24%	5.12%	4.98%	7.90%
Lipper Convertible Securities Funds Average	15.71%	4.38%	4.66%	7.90%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.01% for Class A shares, 1.76% for Class C shares, 1.01% for Class D shares, 1.26% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.76% for Class C shares, 1.01% for Class D shares, 1.26% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

Annual Report	November 30, 2010	21

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Technology	9.9%
Pharmaceuticals	7.1%
Communications	6.2%
Oil & Gas	5.9%
Telecommunications	4.0%
Auto Components	3.8%
Commercial Services	3.7%
Biotechnology	3.7%
Other	52.6%
Cash & Equivalents — Net	3.1%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Allianz AGIC Convertible Fund (formerly Allianz NACM Convertible Fund) (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,141.70	$1,137.50	$1,141.70	$1,140.30	$1,183.40	$1,143.40	$1,141.50
Expenses Paid During Period	$5.15	$9.48	$4.94	$6.55	$4.45	$3.98	$5.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,020.26	$1,016.19	$1,020.46	$1,018.95	$1,020.86	$1,021.36	$1,020.16
Expenses Paid During Period	$4.86	$8.95	$4.66	$6.17	$4.26	$3.75	$4.96

* Class P commenced operations on June 7, 2010. The Actual expense example for Class P is based on its period since inception; its Hypothetical expense example is based on the period beginning June 1, 2010.

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.96% for Class A, 1.77% for Class C, 0.92% for Class D, 1.22% for Class R, 0.84% for Class P, 0.74% for Institutional Class and 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 183 (176 for Class P)/365 for the Actual expense example and 183/365 for the Hypothetical expense example.

22	Allianz Multi-Strategy Funds

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Annual Report	November 30, 2010	23

Allianz AGIC Emerging Growth Fund (formerly Allianz NACM Emerging Growth Fund)

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Institutional Shares of the Allianz AGIC Emerging Growth Fund returned 27.76%, at NAV, underperforming its benchmark, the Russell 2000 Growth Index (the “benchmark index”), which returned 30.25% during the reporting period.

U.S. equities posted gains for the 12-month period overall. Stocks were supported by the economy’s return to expansion (as measured by gross domestic product growth), although growth was slow and the employment and housing markets remained stubbornly weak. Concerns about default risks in heavily indebted European countries led to pullbacks in the U.S. market in February and May. With the effects of economic stimulus running their course and the pace of the recovery waning, market volatility persisted through the summer. Equities began a rally in September on expectations that the Federal Open Market Committee (the “FOMC”) would initiate a second round of quantitative easing (which the FOMC did formally announce in November), reducing the risk of a double-dip recession. However, stocks’ advance slowed in November as investors resumed a more cautious stance.

Within the small-cap growth universe (as measured by the Russell 2000 Growth Index) cyclical sectors outperformed, led by energy, information technology and consumer discretionary. Conversely, utilities, health care and financials were the weakest performing sectors, although all had positive returns for the period.

Stock selection diminished gains

The Fund’s underperformance for the period was largely attributable to stock selection in the information technology and industrials sectors. A position in semiconductor equipment and materials provider Brooks Automation was the most detrimental to relative performance within the sector, and was among the Fund’s weakest performing stocks on an absolute basis. The Fund also lacked exposure to the triple-digit return of communications equipment maker Acme Packet, which further diminished relative performance. Industrials stock Aegean Marine Petroleum Network was the Fund’s largest performance detractor from both a relative and absolute standpoint. Shares of the marine fuel logistics company declined on disappointing second quarter earnings.

The Fund had better stock selection results in the consumer discretionary sector. Communications and media company Liberty Media and apparel maker Quiksilver were the Fund’s second and third largest positive contributors on a relative basis, respectively. The former is benefiting from its 40% stake in satellite radio operator Sirius XM, which is witnessing strong subscriber growth. The energy sector also added to relative performance, led by Mariner Energy, an oil and gas exploration company which rose in price after Apache Corp. announced their intent to acquire the company at a significant premium. The top contributor to absolute returns was a position in computer chipmaker Cirrus Logic. The stock was propelled by higher than expected revenues due to strong demand for Apple Inc. products, which run on Cirrus-supplied semiconductors.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (10/1/93)
Allianz AGIC Emerging Growth Fund Institutional Class	27.76%	5.22%	2.49%	6.87%
Russell 2000 Growth Index	30.25%	3.74%	3.63%	5.47%
Lipper Small-Cap Growth Funds Average	24.71%	2.57%	7.54%	9.60%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratio is 2.03% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratio net of this reduction is 1.18% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

24	Allianz Multi-Strategy Funds

Allianz AGIC Emerging Growth Fund (formerly Allianz NACM Emerging Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Oil, Gas & Consumable Fuels	9.7%
Machinery	7.3%
Software	6.6%
Semiconductors & Semiconductor Equipment	4.9%
Chemicals	4.8%
Trading Companies & Distributors	4.6%
Specialty Retail	4.5%
IT Services	3.6%
Other	52.5%
Cash & Equivalents—Net	1.5%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (6/1/10)	$1,000.00
Ending Account Value (11/30/10)	$1,137.30
Expenses Paid During Period	$6.32

Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (6/1/10)	$1,000.00
Ending Account Value (11/30/10)	$1,019.15
Expenses Paid During Period	$5.97

For the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio of 1.18% multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	25

Allianz AGIC High Yield Bond Fund (formerly Allianz NACM High Yield Bond Fund)

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz AGIC High Yield Bond Fund returned 15.56%, at NAV, underperforming its benchmark, the Merrill Lynch High Yield Master II Index (the “benchmark index”), which returned 16.75% during the reporting period.

There were many investors who believed in the potential for high yield in 2010, but also many doubters. Those who didn’t believe the high yield bond rally of 2009 could be followed up by another year of double-digit returns certainly left some performance on the table. The Merrill Lynch High Yield Master II Index returned 16.75% for the 12-month period ended November 30, 2010. By way of comparison, the high yield market outperformed the 10-year Treasury return of 7.0% for the period.

The factors driving the year’s performance did not change significantly over the course of the year. Although several hiccups occurred throughout the period, including mixed economic data releases and European sovereign concerns, these risks abated quickly. Ultimately, stronger corporate profitability and an improving economy had the greatest influence on investor sentiment. Defaults remained low throughout the year. Improved balance sheets and operating performance of issuers were supplemented by the incredible new issuance volume that bolstered liquidity and was used to refinance high-cost debt. Political risk abated after the November elections, and more accommodative decisions were made in Washington regarding taxes and further monetary policy easing (QE2). These factors also led to a healthy year-end rally in the equity markets and a sell-off in the Treasury market, all of which added to the general appetite for credit investing.

A deeper look into the startling volume of new issuance during the period shows another beneficial impact on the market. The obvious product of a new offering for an issuer is the retirement of maturing or high- cost debt. As an investor in the market, there are other benefits. One is liquidity. Some, if not many, of the older issues in the market were tightly held coming out of the difficult period of 2008. The dealer desks have contracted, and those desks were less willing to get short (offer paper) in a period of tight liquidity. Therefore, investors were given a fresh look into existing issuers which previously were unavailable to buy. The second benefit is the offset to an increased average market price occurring over the majority of the last 18 months where convexity began to have an impact. In other words, high yield bonds generally do not trade significantly higher than their call prices, especially as that call date moves to within 12 months. By contrast, new near-par priced issues have the ability to move to a premium, offering more total return opportunities.

All industries contributed to the market’s return. Leading industries included broadcasting, insurance and airlines. While all industries were positive in the period, the laggards included utilities and food and drug retail.

The Treasury move downward late in the period had a negative impact on the BB / tighter spread issuers in the market. This was seen in the BB-rated sleeve’s return versus the CCC-rated sleeve, which produced the highest-performing rating subgroup for the year.

New issuance remained robust in the final months of the period, with 195 deals priced, raising $91 billion in proceeds for issuers. Through November 2010, issuers raised more than $275 billion. The new issuance dollar amount easily exceeded the next-largest year—2009—when $180 billion was raised. Looking at the 2010 use of proceeds, 66.5% was used for refinancing.

The ratio of upgrades to downgrades was approximately 3:2 for the period. The positive credit trend remains consistent. The trailing 12-month default rate ended the period at approximately 2.16% on an issuer-weighted basis. On a dollar-weighted basis, the LTM default rate was only 0.7%. Mutual fund flows brought in more than $10 billion for the year.

Portfolio Specifics

Multiple factors contributed to the Fund’s performance for the year. First, superior issuer selection was easy to identify, as several issuers were taken out via tenders due to merger, acquisition and refinancing activity. These issues came from a variety of industries, but notable movers came from the energy, metals and industrials industries. Next, and equally additive, was the lack of negative contributors. While the year ended positively, and the rising tide lifted most of boats, there was some choppiness for both the index and peer group, which we were largely able to avoid. Another challenge, and newer to the scheme of recent risks, was the rising 10-year Treasury yield. We have always avoided low-coupon, long-duration issues as they are more sensitive to interest rates and thus detract from one of the primary goals in high yield investing—diversification. Many of these unattractive issues are fallen angels; not only is the structure potentially negative but also most of these issues lack protective covenants. Throughout our history in managing in the asset class, the portfolio has proven to protect against rising Treasury rates.

Several industries in the portfolio generated positive performance. Among the recent best were energy, utilities and chemicals.

There were few negative performers, and no negative returns by any one industry. That said, not all positions were equally strong. Lagging industry allocations included broadcasting, telecommunications—wireline and homebuilders. The portfolio lacked exposure to broadcasting, which moved higher in the period. An overweight to telecom also hurt due to some of the lower quality or higher beta issuers outperforming in the period. The portfolio benefited from its exposure to rising homebuilders during the period, but its participation was limited due to an underweight relative to the benchmark.

New buys were again plentiful in the final quarter of the Fund’s fiscal year. Most buys were selected from the enormous new issuance calendar, where options were plentiful amid the expanding economic rebound. Because of that volume, it was again prudent to be selective. The issuers added were diversified among many industries. One industry of note was energy. The majority of all new issuance market-wide fell into the category of refinancing activity. In energy, by contrast, several of the new issues were new names to the market. The issues not only exhibited solid current operations, with positive outlook for growth in 2011 and beyond, they also represented some of the best total return characteristics.

Many issues exited the portfolio due to corporate actions, such as calls or tenders, as mentioned previously. Sales continued to be concentrated among issuers that appreciated in price to levels no longer attractive on a relative value basis.

Market Outlook:

Looking ahead, the outlook for the high yield market is positive. While the market’s general trajectory was higher throughout last year, spreads did not contract materially until there was a rise in Treasury rates late in the fiscal year. Spreads ended the period at approximately 620 basis points over comparable Treasuries, above the historical average. More importantly, this stage of the market cycle is best compared to the mid 1990’s and mid 2000’s. When considering spreads in the context of those market environments, which exhibited economic recovery, low defaults and ample liquidity, spreads are currently as much as 150 to 200 basis points too wide. Spread contraction going forward will likely be generated by a combination of rising interest rates and price appreciation.

Treasury rates rose late in 2010, and should that trend continue, it is likely to constrain significant upward price movement in high yield bonds. That said, the spread advantage of high yield bonds should allow prices to remain stable, and possibly improve, resulting in a coupon or better total return for 2011. Generally, high yield bond prices are also constrained by their call prices as they rise above par. However, the considerable volume of new issuance, and the increasing amount of merger and acquisition activity, has lessened the impact of any price ceiling.

The only way spreads would widen from these levels would be an increase in the default rate. The probability of default rates rising significantly in the next 12 months is near zero. Most strategists have reduced their default expectations further for 2011.

If a rising rate forecast is included in an asset allocation strategy decision, an allocation to high yield is an obvious choice. Among fixed income alternatives high yield bonds can be a contributor from both a diversification and relative performance perspective.

We continue to build your portfolio one company at a time, by identifying companies which we believe are opportunistically capitalizing on change. At Allianz Global Investors Capital, we recognize that the long-term driver of total return in a high yield portfolio is company fundamentals. Because fundamentals can only be discovered and monitored through rigorous credit analysis, which is the cornerstone of our approach, we will continue to apply our philosophy and process to managing change and information.

26	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund (formerly Allianz NACM High Yield Bond Fund) (Cont.)

(Unaudited)

Average Annual Total Return for the period ended November 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (7/31/96)
Allianz AGIC High Yield Bond Fund Class A	15.56%	7.93%	7.70%	7.95%
Allianz AGIC High Yield Bond Fund Class A (adjusted)	9.21%	6.72%	7.09%	7.53%
Allianz AGIC High Yield Bond Fund Class C	14.88%	7.16%	6.92%	7.16%
Allianz AGIC High Yield Bond Fund Class C (adjusted)	13.88%	7.16%	6.92%	7.16%
Allianz AGIC High Yield Bond Fund Class D	15.58%	7.94%	7.70%	7.95%
Allianz AGIC High Yield Bond Fund Class R	15.35%	7.68%	7.44%	7.69%
Allianz AGIC High Yield Bond Fund Class P	15.78%	8.11%	7.87%	8.12%
Allianz AGIC High Yield Bond Fund Institutional Class	16.23%	8.47%	8.22%	8.47%
Allianz AGIC High Yield Bond Fund Administrative Class	15.62%	7.94%	7.71%	7.96%
Merrill Lynch High Yield Master II Index	16.75%	8.63%	8.66%	7.27%
Lipper High Current Yield Funds Average	15.26%	6.37%	7.04%	5.70%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class D shares, 1.40% for Class R shares, 1.00% for Class P shares, 0.90% for Institutional Class shares and 1.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.12% for Class A shares, 1.87% for Class C shares, 1.12% for Class D shares, 1.37% for Class R shares, 0.97% for Class P shares, 0.64% for Institutional Class shares and 1.12% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

Annual Report	November 30, 2010	27

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Telecommunications	12.6%
Commercial Services	10.9%
Oil & Gas	8.3%
Financial Services	6.5%
Building & Construction	4.8%
Retail	4.8%
Multi-Media	4.4%
Auto Components	3.7%
Other	40.5%
Cash & Equivalents — Net	3.5%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Allianz AGIC High Yield Bond Fund (formerly Allianz NACM High Yield Bond Fund) (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,094.10	$1,091.80	$1,094.20	$1,093.50	$1,095.80	$1,098.60	$1,095.00
Expenses Paid During Period	$5.83	$9.75	$5.83	$7.14	$5.04	$3.31	$9.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,019.50	$1,015.74	$1,019.50	$1,018.25	$1,020.26	$1,021.91	$1,019.50
Expenses Paid During Period	$5.62	$9.40	$5.62	$6.88	$4.86	$3.19	$5.62

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class C, 1.11% for Class D, 1.36% for class R, 0.96% for Class P, 0.63% for Institutional Class and 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

28	Allianz Multi-Strategy Funds

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Annual Report	November 30, 2010	29

Allianz AGIC International Growth Fund (formerly Allianz NACM International Growth Fund)

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz AGIC International Growth Fund returned 7.99%, at NAV, outperforming its benchmark, the MSCI EAFE Index (the “benchmark index”), which returned 1.11% during the reporting period.

The diverging paths of the developed and emerging worlds kept international equity markets volatile during the reporting period. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

Within international developed markets, the strongest-performing markets were in Asia, excluding Japan (Hong Kong and Singapore), and the Nordic region

(Sweden and Denmark). The weakest performers were not surprisingly those facing sovereign debt crises: Greece, Ireland, Italy, Portugal, and Spain. On a sector basis, consumer discretionary and industrials led, while financials lagged the most.

Stock selection and country strategy drove outperformance

Stock selection was the strongest in the financials and information technology sectors. Within the financials sector, the fund was favorably positioned with exposure to strong-performing Asian banks such as BOC Hong Kong and CIMB Group, alongside selective investments in European financials, including zero weights to Banco Santander, Banco Bilbao Vizcaya Argentaria, AXA, and Societe Generale. BOC Hong Kong reported strong earnings and growth potential, boosted by its high exposure to developing opportunities in China. CIMB Group is a Malaysia-based lender whose share price benefited from the company’s bid to develop a regional banking franchise across Southeast Asia.

An information technology stock, ARM Holdings, was the Fund’s top contributor to performance on both a relative and absolute basis. The U.K. company designs microprocessors, including those used in the Apple iPhone and iPad, and benefited from high demand for those end products.

Stock picks in the telecommunication services and utilities sectors, however, were sources of relative underperformance. Koninklijke KPN, a Netherlands telecom provider, and Tokyo Electric Power, an electricity generator and distributor in the Tokyo area, were two of the largest relative laggards. BNP Paribas, a France-based provider of retail banking, asset management, and corporate and investment banking services, was a detractor during the reporting period.

Our country allocation strategy further supported relative returns during the period. Exposure to South Korea and Malaysia, which are not represented in the benchmark index, proved advantageous, as these markets advanced strongly during the period. An underweight to Spain, among the largest decliners in the benchmark index during the period, reduced the Fund’s exposure to weakness there. However, this was somewhat offset by relative losses from an overweight to Brazil (also not in the benchmark index) and an underweight to Sweden, one of the top-performing markets during the review period.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (12/27/96)
Allianz AGIC International Growth Fund Class A	7.99%	3.65%	2.14%	6.74%
Allianz AGIC International Growth Fund Class A (adjusted)	2.05%	2.48%	1.56%	6.31%
Allianz AGIC International Growth Fund Class C	7.38%	2.91%	1.39%	5.95%
Allianz AGIC International Growth Fund Class C (adjusted)	6.38%	2.91%	1.39%	5.95%
Allianz AGIC International Growth Fund Class D	8.10%	3.67%	2.15%	6.75%
Allianz AGIC International Growth Fund Class R	7.83%	3.40%	1.89%	6.47%
Allianz AGIC International Growth Fund Class P	8.44%	3.95%	2.42%	7.03%
Allianz AGIC International Growth Fund Institutional Class	8.70%	4.11%	2.55%	7.16%
MSCI EAFE Index	1.11%	1.80%	3.05%	4.05%
Lipper International Large-Cap Growth Funds Average	6.39%	3.59%	3.53%	4.96%

† The Fund began operations on 12/27/96. Benchmark return and Lipper performance comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 2.11% for Class A shares, 2.86% for Class C shares, 2.11% for Class D shares, 2.36% for Class R shares, 1.96% for Class P shares and 1.86% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.82% for Class R shares, 1.30% for Class P shares and 1.04% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

30	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Fund (formerly Allianz NACM International Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	21.6%
Germany	14.2%
Japan	10.4%
Switzerland	7.0%
Belgium	5.9%
Australia	5.8%
Hong Kong	5.8%
France	5.1%
Other	23.6%
Cash & Equivalents—Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,170.30	$1,163.90	$1,170.10	$1,167.70	$1,171.50	$1,173.90
Expenses Paid During Period	$8.49	$12.53	$8.49	$9.89	$7.08	$5.40

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,017.15	$1,013.41	$1,017.15	$1,015.86	$1,018.45	$1,020.00
Expenses Paid During Period	$7.85	$11.60	$7.85	$9.15	$6.54	$4.99

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.56% for Class D, 1.82% for Class R, 1.30% for Class P and 0.99% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	31

Allianz AGIC International Growth Opportunities Fund (formerly Allianz NACM International Growth Opportunities Fund)

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz AGIC International Growth Opportunities Fund returned 17.70%, at NAV, outperforming its benchmark, the S&P Developed Ex-US Small Cap Growth Index (the “benchmark index”), which returned 11.92% during the reporting period.

The diverging paths of the developed and emerging worlds kept international equity markets volatile during the reporting period. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

Against this backdrop, non-U.S. small-cap stocks (as represented by the S&P Developed Ex-US Small Cap Growth Index) rose during the period. The materials and energy sectors experienced the largest increases. Utilities, which declined, and financials, which was essentially flat, were the bottom performing sectors. Canada and the United Kingdom were the top benchmark performers, while Greece’s market had the lowest return.

Successful stock picking led to outperformance

The Fund’s best contributor to absolute performance was ARM Holdings, a U.K. semiconductor company that designs chips for a range of digital electronics including the Apple iPhone and iPad. ARM benefited from high demand for electronic devices. Stock selection in the consumer discretionary and financials sectors supported performance as well. ASOS, a U.K. holding company whose primary business is online fashion and beauty products retailing, was the top relative contributor and second best absolute contributor. Notable performance also came from 7 Days Group, China’s third largest economy hotel chain. Both ASOS and 7 Days had triple-digit returns during the reporting period. In financials, Banco Estado, which provides financial products and services in branches across Brazil, was a standout.

From a country perspective, both stock selection and country allocation were beneficial to relative performance. Stock picks in the U.K., Spain, and Switzerland, contributed significantly, although gains were somewhat hampered by selection in Canada, Ireland, and Japan. Exposure to Brazil, which is not represented in the benchmark index, provided an additional boost to relative returns, as did underweights to lagging markets such as Japan and Spain.

However, stock selection in industrials fell short of expectations. A position in Italy’s Ansaldo STS was among the main detractors from both relative and absolute performance. Ansaldo is engaged in the business of railway and underground transportation systems and services. The holding contributing the least to performance, both from a relative and absolute standpoint, was Belgium-based EVS Broadcast Equipment, which provides live outside broadcast digital video production systems.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (12/31/97)
Allianz AGIC International Growth Opportunities Fund Class A	17.70%	8.17%	7.41%	13.69%
Allianz AGIC International Growth Opportunities Fund Class A (adjusted)	11.22%	6.95%	6.80%	13.19%
Allianz AGIC International Growth Opportunities Fund Class C	16.85%	7.37%	6.61%	12.85%
Allianz AGIC International Growth Opportunities Fund Class C (adjusted)	15.85%	7.37%	6.61%	12.85%
Allianz AGIC International Growth Opportunities Fund Class D	17.74%	8.17%	7.41%	13.69%
Allianz AGIC International Growth Opportunities Fund Class R	17.44%	7.91%	7.14%	13.41%
Allianz AGIC International Growth Opportunities Fund Class P	18.12%	8.47%	7.75%	14.08%
Allianz AGIC International Growth Opportunities Fund Institutional Class	18.22%	8.63%	7.86%	14.17%
Allianz AGIC International Growth Opportunities Fund Administrative Class	17.74%	8.17%	7.41%	13.69%
S&P Developed Ex-US Small Cap Growth Index	11.92%	4.32%	8.63%	8.08%
Lipper International Small/Mid-Cap Growth Funds Average	16.28%	5.41%	7.75%	10.89%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.63% for Class A shares, 2.38% for Class C shares, 1.63% for Class D shares, 1.88% for Class R shares, 1.48% for Class P shares, 1.38% for Institutional Class shares and 1.63% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.63% for Class A shares, 2.38% for Class C shares, 1.63% for Class D shares, 1.88% for Class R shares, 1.36% for Class P shares, 1.23% for Institutional Class shares and 1.63% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

32	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Opportunities Fund (formerly Allianz NACM International Growth Opportunities Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	21.9%
Switzerland	4.6%
Singapore	5.0%
Japan	9.7%
Germany	6.7%
China	5.8%
Canada	5.6%
Brazil	4.6%
Other	31.3%
Cash & Equivalents — Net	4.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,273.70	$1,269.60	$1,274.20	$1,272.70	$1,276.30	$1,276.90	$1,274.20
Expenses Paid During Period	$9.40	$13.65	$9.41	$10.82	$7.70	$6.96	$9.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,016.80	$1,013.04	$1,016.80	$1,015.54	$1,018.30	$1,018.95	$1,016.80
Expenses Paid During Period	$8.34	$12.11	$8.34	$9.60	$6.83	$6.17	$8.34

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.65% for Class A, 2.40% for Class C, 1.65% for Class D, 1.90% for Class R, 1.35% for Class P, 1.22% for Institutional Class and 1.65% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	33

Allianz AGIC Micro Cap Fund (formerly Allianz NACM Micro Cap Fund)

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Institutional Class Shares of the Allianz AGIC Micro Cap Fund returned 32.18%, outperforming its benchmark, the Russell Microcap Growth Index (the “benchmark index”), which returned 26.94% during the reporting period.

U.S. equities posted gains for the 12-month period overall. Stocks were supported by the economy’s return to expansion (as measured by gross domestic product growth), although growth was slow and the employment and housing markets remained stubbornly weak. Concerns about default risks in heavily indebted European countries led to pullbacks in the U.S. market in February and May. With the effects of economic stimulus running their course and the pace of the recovery waning, market volatility persisted through the summer. Equities began to rally in September on expectations that the Federal Open Market Committee (the “FOMC”) would initiate a second round of quantitative easing (which the FOMC did formally announce in November), reducing the risk of a double-dip recession. However, stocks’ advance slowed in November as investors resumed a more cautious stance.

Sector performance in the micro-cap growth universe (as measured by the Russell Microcap Growth Index)

diverged widely. Consumer staples had a negative return for the period, while the top three sectors—energy, information technology and telecommunication services—were up more than 40%.

Good stock selection supported returns

The Fund’s outperformance relative to the benchmark index was driven by stock selection in the information technology sector, where holdings in MIPS Technologies, Cirrus Logic, and Keithley Instruments were among the standouts. MIPS Technologies licenses technologies used in consumer electronics and was also the Fund’s overall top contributing stock on an absolute basis for the period. The company posted earnings that outpaced expectations due to improving demand and restructuring efforts. Computer chipmaker Cirrus Logic was the top contributor to absolute returns. The stock was propelled by higher than expected revenues due to strong demand for

Apple Inc. products, which run on Cirrus-supplied semiconductors. Keithley Instruments is a leader in advanced electrical test instruments whose shares soared following an announcement in the third quarter that it would be acquired by Danaher.

These holdings more than offset weakness from Local.com, the Fund’s largest absolute detractor. Concerns about management changes and recent acquisition activity at the local search web site operator sent its share price tumbling.

The energy sector was another contributor, with oil and gas exploration and production company ClaytonWilliams Energy adding to relative gains. The company’s stock appreciated on debt reduction efforts, a ramp in oil production and set service costs. Relative performance was also supported by stock selection in the industrials sector with a holding in Acacia Research, which acquires and licenses patents.

However, stock selection in health care was less favorable. A position in BioScrip, a specialty pharmacy services company, suffered after the company withdrew its 2010 earnings outlook and reported third quarter earnings below expectations. Additionally, the Fund did not own Questor Pharmaceuticals, a stock in the benchmark index that generated a triple-digit return during the period.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	5 Years	10 Years	Fund Inception† (7/12/95)
Allianz AGIC Micro Cap Fund Institutional Class	32.18%	3.63%	6.08%	11.39%
Russell Microcap Growth Index	26.94%	–0.22%	3.41%	4.73%
Lipper Small-Cap Growth Funds Average	28.55%	2.81%	3.68%	7.22%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/05.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratio is 1.68% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratio net of this reduction is 1.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

34	Allianz Multi-Strategy Funds

Allianz AGIC Micro Cap Fund (formerly Allianz NACM Micro Cap Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Oil, Gas & Consumable Fuels	9.5%
Semiconductors & Semiconductor Equipment	7.6%
Internet Software & Services	7.5%
Machinery	7.2%
Electronic Equipment, Instruments & Components	5.7%
Software	5.7%
Chemicals	4.1%
Health Care Providers & Services	3.5%
Other	46.7%
Cash & Equivalents — Net	2.5%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (6/1/10)	$1,000.00
Ending Account Value (11/30/10)	$1,149.00
Expenses Paid During Period	$8.51

Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (6/1/10)	$1,000.00
Ending Account Value (11/30/10)	$1,017.15
Expenses Paid During Period	$7.99

For the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio of 1.58% multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	35

Allianz AGIC Small to Mid Cap Growth Fund (formerly Allianz NACM Small to Mid Cap Growth Fund)

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Institutional Class Shares of the Allianz AGIC Small to Mid Cap Growth Fund returned 22.31% underperforming its benchmark, the Russell 2500 Growth Index (the “benchmark index”), which returned 29.16% during the reporting period.

U.S. equities posted gains for the 12-month period overall. Stocks were supported by the economy’s return to expansion (as measured by gross domestic product growth), although growth was slow and the employment and housing markets remained stubbornly weak. Concerns about default risks in heavily indebted European countries led to pullbacks in the U.S. market in February and May. With the effects of economic stimulus running their course and the pace of the recovery waning, market volatility persisted through the summer. Equities began a rally in September on expectations that the Federal Open Market Committee (the “FOMC”) would initiate a second round of quantitative easing (which the FOMC did formally announce in November), reducing the risk of a double-dip recession. However, stocks’ advance slowed in November as investors resumed a more cautious stance.

Within the small- to mid-cap growth universe (as measured by the Russell 2500 Growth Index) all sectors advanced for the period under review. Cyclical sectors outperformed, led by information technology, consumer discretionary, and energy. Conversely, utilities, financials, and health care had the smallest gains.

Disappointing stock picks tempered returns

Relative underperformance was driven primarily by unfavorable stock selection in the information technology, financials and consumer discretionary sectors. Semiconductor manufacturer, Advanced Energy Industries, was lower on worries of overcapacity and subsequent pricing pressures, while shares of Dollar Financial, a diversified financial services provider serving unbanked and under-banked customers, came under pressure due to currency headwind concerns and higher finance costs associated with a recent financing. Apparel company, Collective Brands, fell on weak comparable same store sales and Chinese currency appreciation risk. Rehabilitation services provider Rehabcare Group was a significant relative detractor as well as the most detrimental holding to absolute returns during the period. Industrials stock Aegean Marine Petroleum Network shares, a marine fuel logistics company, declined on disappointing second quarter earnings.

However, stock selection in the materials sector mitigated some of the relative losses. A position in Kraton Performance Polymers performed especially well. The niche chemical manufacturer reported higher profits due to broad-based product demand and pricing power. The Fund’s top contributor to both relative and absolute returns was communications and media company Liberty Media, which is benefiting from its stake in satellite radio operator Sirius XM.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (7/31/07)
Allianz AGIC Small to Mid Cap Growth Fund Institutional Class	22.31%	–0.73%
Russell 2500 Growth Index	29.16%	0.66%
Lipper Small-Cap Growth Funds Average	24.71%	–1.27%

† The Fund began operations on 7/31/07. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratio is 3.30% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratio net of this reduction is 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

36	Allianz Multi-Strategy Funds

Allianz AGIC Small to Mid Cap Growth Fund (formerly Allianz NACM Small to Mid Cap Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Oil Gas & Consumable Fuels	9.2%
Software	9.1%
Machinery	7.3%
Chemicals	6.0%
Semiconductors & Semiconductor Equipment	4.8%
Trading Companies & Distributors	4.6%
Internet Software & Services	4.1%
Specialty Retail	3.9%
Other	49.5%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (6/1/10)	$1,000.00
Ending Account Value (11/30/10)	$1,124.40
Expenses Paid During Period	$5.54

Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (6/1/10)	$1,000.00
Ending Account Value (11/30/10)	$1,019.85
Expenses Paid During Period	$5.27

For the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio of 1.04% multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	37

Allianz AGIC Ultra Micro Cap Fund (formerly Allianz NACM Ultra Micro Cap Fund)

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Institutional Class Shares of the Allianz AGIC Ultra Micro Cap Fund returned 48.38% outperforming its benchmark, the Russell Microcap Growth Index (the “benchmark index”), which returned 26.94% during the reporting period.

U.S. equities posted gains for the 12-month period overall. Stocks were supported by the economy’s return to expansion (as measured by gross domestic product growth), although growth was slow and the employment and housing markets remained stubbornly weak. Concerns about default risks in heavily indebted European countries led to pullbacks in the U.S. market in February and May. With the effects of economic stimulus running their course and the pace of the recovery waning, market volatility persisted through the summer. In September, equities rallied on expectations that the Federal Open Market Committee (the “FOMC”) would initiate a second round of quantitative easing (which the FOMC did formally announce in November), reducing the risk of a double-dip recession. However, stocks’ advance slowed in November as investors resumed a more cautious stance.

Sector performance in the micro-cap growth universe (as measured by the Russell Microcap Growth Index)

diverged widely. Consumer staples had a negative return for the period, while the top three sectors—energy, information technology and telecommunication services—were up more than 40%.

Performance predominantly driven by stock selection

The Fund significantly outperformed the benchmark index during the period almost entirely due to favorable stock selection. On a relative basis, five of the portfolio’s top 10 positive contributors came from the information technology sector. Holdings in Keithley Instruments and MIPS Technologies were the best relative and absolute contributors to performance in the sector as well as the overall portfolio. Keithley Instruments is a leader in advanced electrical test instruments whose shares soared following an announcement that it would be acquired by Danaher. MIPS Technologies licenses technologies used in consumer electronics. The company posted revenue and earnings that outpaced expectations due to improving demand and restructuring efforts. The industrials sector was another major contributor. Shares of CAI International, a shipping container leasing and management company, benefited from rising rental revenue and high utilization rates. Stock picks in the consumer discretionary sector rounded out the top three performing sectors, led by a position in Lifetime Brands, which designs and markets kitchenware and home décor products including the KitchenAid, Farberware, and Cuisinart brands. The stock price moved higher after the company reported strong fourth quarter 2009 earnings which were driven by cost cutting efforts and margin expansion.

However, stock selection in health care was less favorable. A position in Bioscrip, a specialty pharmacy services company, suffered after the company withdrew its 2010 earnings outlook and reported third quarter earnings below expectations. Additionally, the Fund did not own Questor Pharmaceuticals, a stock in the benchmark index that generated a triple-digit return for the period. Absolute returns were hurt most by a position in Verso Paper, a socially and environmentally responsible paper producer.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (1/28/08)
Allianz AGIC Ultra Micro Cap Fund Institutional Class	48.38%	10.41%
Russell Microcap Growth Index	26.94%	0.83%
Lipper Small-Cap Growth Funds Average	24.71%	1.94%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense is 6.58% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratio net of this reduction is 2.31% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

38	Allianz Multi-Strategy Funds

Allianz AGIC Ultra Micro Cap Fund (formerly Allianz NACM Ultra Micro Cap Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Oil, Gas & Consumable Fuels	7.4%
Software	7.1%
Electronic Equipment, Instruments & Components	6.4%
Auto Components	5.4%
Trading Companies & Distributors	5.3%
Textiles, Apparel & Luxury Goods	3.9%
Internet Software & Services	3.9%
Communications Equipment	3.8%
Other	53.4%
Cash & Equivalents — Net	3.4%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (6/1/10)	$1,000.00
Ending Account Value (11/30/10)	$1,176.70
Expenses Paid During Period	$12.55

Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (6/1/10)	$1,000.00
Ending Account Value (11/30/10)	$1,013.54
Expenses Paid During Period	$11.61

For the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio of 2.30% multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	39

Allianz NFJ Global Dividend Value Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz NFJ Global Dividend Value Fund returned 4.71%, at NAV, underperforming its benchmark, the MSCI All Country World Index (the “benchmark index”), which returned 7.16% during the reporting period.

The diverging paths of the developed and emerging worlds kept international equity markets volatile during the 12-month period. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively).

Global equity returns (as measured by the MSCI All Country World Index) were supported by gains in the U.S. market, which had a relatively moderate return but is the largest country in the benchmark index. Stronger appreciation was found in smaller markets across the Asia Pacific-ex Japan and Latin America regions, including Hong Kong, Thailand, Indonesia, Malaysia, Chile, and Colombia. Greece declined the most with the other heavily indebted peripheral European countries (Ireland, Italy, Spain, and Portugal) following suit. Global sector performance was driven by consumer discretionary and industrials, while the financials sector fell modestly.

Stock selection and sector exposures diminished relative performance

A combination of disappointing stock picks across a range of sectors and a tilt away from some of the market’s more economically sensitive sectors led the Fund to slightly underperform the benchmark index.

The Fund’s largest absolute and relative detractor was a position in Ageas (formerly Fortis). The Belgium-based insurance company has continued to struggle after its post-financial crisis bailout failed to turn its share price around and the company was divided and sold off. Concerns about exposure to Greek debt in Ageas’ portfolio caused further volatility in share prices during the period. In the energy sector, absolute and relative returns were hurt by exposure to Total, the France-based international integrated oil and gas company. Pension reform protests in France in September and October of 2010 took a toll on Total’s refining operations and led to fuel shortages in some areas. Additionally, a recent analyst report cautioned that the company may be facing slower growth and higher expenses. A holding in Diamond Offshore Drilling (U.S.) also dampened performance as expectations for regulatory and operational changes in the wake of the Gulf oil crisis put pressure on the share prices of offshore drillers. Stock selection in the industrials sector also negativly affected performance. The Fund held aerospace and defense companies Elbit Systems (Israel) and BAE Systems (U.K.), which saw their share prices tumble.

Finally, the Fund’s relative underweightings in the consumer discretionary, materials, industrials and information technology sectors further dampened performance. These sectors were the top performing groups in the benchmark index during the period.

However, stock selection in other sectors fared better. The Fund’s largest contributor to relative and absolute returns was Altria Group, the U.S.-based holding company of cigarette maker Philip Morris, which reported rising earnings despite lower sales volumes. On a sector basis, the Fund’s overweight in utilities and underweight in financials benefitted returns. Shares of U.K. power generation company International Power rallied on an announcement in July that the company was exploring a reverse takeover with GDF Suez, an electricity and natural gas provider based in France. A position in Colombia’s largest bank, Bancolombia, was also among the top contributors to both relative and absolute results.

Country exposures which is a result of our bottom-up investment process, added modestly to relative performance. Overweightings to Turkey, South Korea, and Colombia boosted relative returns, as did underweightings to laggards such as Japan, Italy, and Greece. However, the negative influence of overweightings to Israel and France and underweights to Hong Kong and the U.S. somewhat tempered gains.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (6/26/09)
Allianz NFJ Global Dividend Value Fund Class A	4.71%	18.16%
Allianz NFJ Global Dividend Value Fund Class A (adjusted)	-1.05%	13.58%
Allianz NFJ Global Dividend Value Fund Class C	3.99%	17.29%
Allianz NFJ Global Dividend Value Fund Class C (adjusted)	3.01%	17.29%
Allianz NFJ Global Dividend Value Fund Class D	4.68%	18.15%
Allianz NFJ Global Dividend Value Fund Class P	4.90%	18.36%
Allianz NFJ Global Dividend Value Fund Institutional Class	5.07%	18.51%
MSCI All Country World Index	7.16%	19.85%
Lipper Global Multi-Cap Growth Funds Average	9.28%	21.87%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 5.31% for Class A shares, 6.06% for Class C shares, 5.31% for Class D shares, 5.16% for Class P shares and 5.06% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

40	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	35.5%
United Kingdom	11.3%
France	6.8%
Brazil	5.9%
Korea (Republic of)	5.9%
Australia	4.1%
Canada	3.9%
Germany	3.7%
Other	18.8%
Cash & Equivalents — Net	4.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,113.80	$1,109.90	$1,113.80	$1,114.40	$1,115.60
Expenses Paid During Period	$7.95	$11.90	$7.95	$6.89	$6.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,017.55	$1,013.79	$1,017.55	$1,018.55	$1,019.05
Expenses Paid During Period	$7.59	$11.36	$7.59	$6.58	$6.07

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.25% for Class C, 1.50% for Class D, 1.30% for Class P, and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	41

Allianz RCM All Horizons Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz RCM All Horizons Fund returned 7.06%, at NAV, outperforming its benchmark, the MSCI World Index (the “benchmark index”), which returned 5.98% during the reporting period.

Uncertainties about high levels of debt in some European countries and the effects on the global economy were the leading issues over much of the year, driving high levels of volatility. Correlations rose sharply in May as macroeconomic concerns drove the market lower. Sentiment lifted during the summer on the positive results of the euro-area bank stress test, followed by rising expectations for further quantitative easing in the U.S. This helped markets to rally through to November, when renewed fears about the European sovereign debt crisis and tightening monetary policy in China led markets to sell off again. Both foreign exchange and commodity markets displayed large moves during the period.

Stock selection produced outperformance

The Fund’s outperformance during the period was driven by strong stock selection within the consumer discretionary, consumer staples and materials sectors, as well as strong stock selection within Australia and France.

Two leading performers were LVMH Moet Hennessy Louis Vuitton and Estee Lauder. Shares of both companies were bolstered by strong financial results during the period as well as favorable investor sentiment stemming from positive outlooks for product sales. Another top performer was Mecox Lane, a Chinese online retailer that launched its initial public offering (IPO) in the U.S. during the period. After its strong opening in the U.S. market, the stock rapidly reached our target valuation and was sold.

The largest underperformer during the period was Vertex Pharmaceuticals, a global biotechnology company. The company’s share price was negatively affected when trial data for one of its Hepatitis C drugs did not match expectations and investor interest shifted toward a competitor with a rival drug.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (7/15/08)
Allianz RCM All Horizons Fund Class A	7.06%	–4.34%
Allianz RCM All Horizons Fund Class A (adjusted)	1.17%	–6.59%
Allianz RCM All Horizons Fund Class C	6.18%	–5.11%
Allianz RCM All Horizons Fund Class C (adjusted)	5.18%	–5.11%
Allianz RCM All Horizons Fund Class D	7.05%	–4.34%
Allianz RCM All Horizons Fund Class P	7.32%	–4.08%
Allianz RCM All Horizons Fund Institutional Class	7.50%	–3.97%
MSCI World Index	5.98%	–2.15%
Lipper Global Large-Cap Growth Funds Average	7.84%	–3.90%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 22.14% for Class A shares, 18.92% for Class C shares, 17.90% for Class D shares, 14.01% for Class P shares and 13.91% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.66% for Class A shares, 2.41% for Class C shares, 1.66% for Class D shares, 1.40% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

42	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	40.0%
Australia	8.2%
Canada	8.2%
Japan	5.8%
China	5.8%
Switzerland	3.0%
United Kingdom	2.6%
Germany	2.5%
Other	8.9%
Cash & Equivalents — Net	15.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,152.30	$1,148.30	$1,151.30	$1,153.80	$1,154.80
Expenses Paid During Period	$8.96	$12.98	$8.95	$7.56	$7.02

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,016.75	$1,012.99	$1,016.75	$1,018.05	$1,018.55
Expenses Paid During Period	$8.39	$12.16	$8.39	$7.08	$6.58

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.66% for Class A, 2.41% for Class C, 1.66% for Class D, 1.40% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	43

Allianz RCM China Equity Fund

(Unaudited)

Portfolio Insights

For the period from June 7, 2010 (inception) through November 30, 2010, Class A Shares of the Allianz RCM China Equity Fund, at NAV, returned 32.07%, significantly outperforming its benchmark, the MSCI China Index (the “benchmark index”), which returned 17.29%.

In China, 2010 corporate earnings were generally positive. However, sentiment was mixed as investors worried about potential government intervention to control inflation though price controls, potential rate increases, and slower-than-expected loan growth in 2011 given continuous increases in reserve requirement ratios (RRRs) for lenders. Speculation about these measures capped market upside as investors turned more cautious. Overall, Chinese markets rose during the reporting period (as measured by the MSCI China Index), with gains in both the H-shares and Red chips markets.

Stock selection was the primary driver (more than 90%) of outperformance during the reporting period. The Fund’s stock selection was particularly strong in the consumer discretionary and industrials sectors. The Fund’s overweight in these sectors also contributed positively to returns.

At the stock level, the key contributor to returns was Brilliance China Automotive (up 192% for the reporting period). The share price of Brilliance China was supported by strong earnings results for the first half of 2010 driven by robust demand for luxury sedans, strong minibus sales growth and a sharp recovery in margins after the disposal of their Zhonghua sedan business in the fourth quarter of 2009. Looking ahead, the company may benefit further from renewed management refocus on the profitability of the company’s minibus business. On the contrary, stock selection in the financials sector (insurance in particular) slightly detracted from returns during the reporting period. China Life Insurance underperformed on concerns of a slowdown in its value of new business as well as an equity market write down. However, we maintained a positive view on the stock in the medium term given still low penetration rate and rising income in China which should be supportive of growth of life insurance products

Cumulative Total Return for the period ended November 30, 2010

Fund Inception† (6/7/10)
Allianz RCM China Equity Fund Class A	32.07%
Allianz RCM China Equity Fund Class A (adjusted)	24.80%
Allianz RCM China Equity Fund Class C	31.87%
Allianz RCM China Equity Fund Class C (adjusted)	30.87%
Allianz RCM China Equity Fund Class D	32.27%
Allianz RCM China Equity Fund Class P	32.47%
Allianz RCM China Equity Fund Institutional Class	32.53%
MSCI China Index	17.29%
Lipper China Region Funds Average	22.69%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 7.14% for Class A shares, 7.89% for Class C shares, 7.14% for Class D shares, 6.99% for Class P shares and 6.89% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.90% for Class A shares, 2.65% for Class C shares, 1.90% for Class D shares, 1.65% for Class P shares and 1.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

44	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Commercial Banks	17.4%
Oil, Gas & Consumable Fuels	8.8%
Insurance	8.5%
Specialty Retail	8.3%
Electronic Equipment, Instruments & Components	6.4%
Machinery	5.2%
Electrical Equipment	4.1%
Commercial Services & Supplies	3.3%
Other	35.0%
Cash & Equivalents — Net	3.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/7/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,320.70	$1,318.70	$1,322.70	$1,324.70	$1,325.30
Expenses Paid During Period	$10.57	$14.73	$10.58	$9.20	$8.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,015.54	$1,011.78	$1,015.54	$1,016.80	$1,017.30
Expenses Paid During Period	$9.60	$13.36	$9.60	$8.34	$7.84

The Fund commenced operations on June 7, 2010. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning June 1, 2010.

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.90% for Class A, 2.65% for Class C, 1.90% for Class D, 1.65% for Class P and 1.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 175/365 for the Actual expense example and 183/365 for Hypothetical expense example.

Annual Report	November 30, 2010	45

Allianz RCM Disciplined Equity Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz RCM Disciplined Equity Fund returned 8.38%, at NAV, underperforming its benchmark, the S&P 500 Index (the “benchmark index”), which returned 9.94% during the reporting period.

U.S. equities posted gains for the 12-month period overall. Stocks were supported by the economy’s return to expansion (as measured by gross domestic product growth), although growth was slow and the employment and housing markets remained stubbornly weak. Concerns about default risks in heavily indebted European countries led to pullbacks in the U.S. market in February and May. With the effects of economic stimulus running their course and the pace of the recovery waning, market volatility persisted through the summer. Equities began rallying again in September on expectations that the Federal Open Market Committee (the “FOMC”) would initiate a second round of quantitative easing (which the FOMC did formally announce in November), reducing the risk of a double-dip recession. However, stocks’ advance slowed in November as investors resumed a more cautious stance.

Stock selection dampened relative gains

The Fund’s relative underperformance was primarily driven by stock selection, despite the positive effect of sector allocation. Health care holding Medtronic was the largest detractor from relative returns during the reporting period. Shares of the medical device company were hurt by disappointing sales and earnings for the first fiscal quarter due to shrinking demand for spinal and cardiac devices. Other significant detractors included Cisco Systems, Lockheed Martin, Walgreen, and Baxter International.

Other holdings, however, fared better. The leading contributor to performance was global mining company Freeport-McMoRan Copper & Gold, whose profit margins strongly benefited from rising commodity prices for copper and gold. Other positions that boosted relative performance included National Oilwell Varco, Intuit, Autodesk, and an underweight in Exxon Mobil.

The Fund’s sector allocation was additive as well. Relative gains from an underweight position in financials and an overweight position in industrials more than compensated for weakness caused by an underweight position in consumer discretionary and an overweight position in health care.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (7/15/08)
Allianz RCM Disciplined Equity Fund Class A	8.38%	3.07%
Allianz RCM Disciplined Equity Fund Class A (adjusted)	2.42%	0.65%
Allianz RCM Disciplined Equity Fund Class C	7.51%	2.31%
Allianz RCM Disciplined Equity Fund Class C (adjusted)	6.51%	2.31%
Allianz RCM Disciplined Equity Fund Class D	8.29%	3.06%
Allianz RCM Disciplined Equity Fund Class P	8.63%	3.35%
Allianz RCM Disciplined Equity Fund Institutional Class	8.78%	3.44%
S&P 500 Index	9.94%	1.13%
Lipper Large-Cap Core Funds Average	8.39%	–1.28%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 3.97% for Class A shares, 4.72% for Class C shares, 3.98% for Class D shares, 3.73% for Class P shares and 3.63% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.34% for Class D shares, 1.08% for Class P shares and 0.98% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

46	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Oil, Gas & Consumable Fuels	8.1%
Energy Equipment & Services	8.0%
Aerospace & Defense	6.8%
Pharmaceuticals	6.2%
Software	5.1%
Semiconductors & Semiconductors Equipment	4.4%
Communications Equipment	4.4%
Health Care Equipment & Supplies	4.3%
Other	48.7%
Cash & Equivalents — Net	4.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,095.60	$1,091.50	$1,094.40	$1,096.60	$1,097.10
Expenses Paid During Period	$7.04	$10.96	$7.04	$5.68	$5.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,018.35	$1,014.59	$1,018.35	$1,019.65	$1,020.16
Expenses Paid During Period	$6.78	$10.56	$6.78	$5.47	$4.96

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.34% for Class A, 2.09% for Class C, 1.34% for Class D, 1.08% for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	47

Allianz RCM Global EcoTrendsSM Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz RCM Global EcoTrends SM Fund returned -9.93%, at NAV. In comparison, the Fund’s benchmark, the FTSE ET 50 Index (the “benchmark index”) returned -9.25% for the same period.

The diverging paths of the developed and emerging worlds kept international equity markets volatile during the 12-month period. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI EAFE and MSCI Emerging Markets Indices, respectively).

Performance drivers

For the period, the Fund’s allocation to energy efficiency companies was the largest thematic contributor to underperformance. Stock selection in the wind segment also detracted, though the Fund’s thematic positioning in wind was positive, as was stock selection in the pollution control, solar and water treatment themes.

Key detractors amongst individual stocks included U.S. LED company CREE. Our view of the industry at the beginning of the period was one of limited opportunity given the unclear commercial potential as well as rich valuations. After heavy research, however, we gained conviction in the longer-term story, and subsequently initiated positions in several LED companies, including CREE. Although the strong performance of these companies (a group also including Veeco) gives us confidence in our decision to invest, the Fund’s participation came too late in the period to enjoy the full benefit.

An overweight position in Spanish wind turbine manufacturer Gamesa also detracted from performance, though in the longer-term we retain our positive view on tier 1 turbine manufacturing companies such as Gamesa (and Danish Vestas). Despite the currently poor sentiment in the wake of profit warnings, we are encouraged by strong order inflow and attractive valuations.

Among contributors, Austrian hydro-turbine producer Andritz was the biggest overweight position in the Fund and among the top contributors over the last 12 months, with its share price up more than 40%. After trading sideways for much of the summer, Andritz shares rose again in November on excellent financial results indicating strong order intake and increases in margins following robust demand for hydro and pulp and paper equipment.

The U.K. electronic control and process instrumentation producer Spectris was another top performer. 2010 earnings estimates have risen by nearly half over the past year. Spectris also made a well-received acquisition of a small networking products business called N-Tron during the period, further supporting the upward revision of earnings estimates.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (1/31/07)
Allianz RCM Global EcoTrendsSM Fund Class A	–9.93%	–5.84%
Allianz RCM Global EcoTrendsSM Fund Class A (adjusted)	–14.89%	–7.22%
Allianz RCM Global EcoTrendsSM Fund Class C	–10.60%	–6.46%
Allianz RCM Global EcoTrendsSM Fund Class C (adjusted)	–11.49%	–6.46%
Allianz RCM Global EcoTrendsSM Fund Class D	–9.93%	–5.76%
Allianz RCM Global EcoTrendsSM Fund Class P	–9.80%	–5.56%
Allianz RCM Global EcoTrendsSM Fund Institutional Class	–9.66%	–5.47%
FTSE ET 50 Index	–9.25%	–3.98%
Lipper Global Natural Resources Funds Average	7.37%	3.14%

† The reorganization of Allianz RCM Global EcoTrendsSM Fund, a closed-end interval fund, into an open-end mutual fund was approved by the Fund’s shareholders on August 20, 2008. This transition took place on September 2, 2008. Benchmark return and Lipper performance comparisons began on 1/31/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 2.02% for Class A shares, 2.82% for Class C shares, 2.14% for Class D shares, 1.79% for Class P shares and 1.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.80% for Class A shares, 2.55% for Class C shares, 1.80% for Class D shares, 1.57% for Class P shares and 1.47% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

48	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendsSM Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	31.4%
Germany	8.9%
Denmark	7.5%
Japan	6.0%
United Kingdom	5.7%
Spain	4.1%
France	4.0%
Hong Kong	3.9%
Other	23.2%
Cash & Equivalents — Net	5.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,055.10	$1,051.20	$1,055.10	$1,055.40	$1,056.50
Expenses Paid During Period	$8.55	$12.70	$8.50	$8.04	$6.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,016.75	$1,012.68	$1,016.80	$1,017.25	$1,018.35
Expenses Paid During Period	$8.39	$12.46	$8.34	$7.89	$6.78

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.66% for Class A, 2.47% for Class C, 1.65% for Class D, 1.56% for Class P and 1.34% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	49

Allianz RCM Global Water Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz RCM Global Water Fund returned 9.63% , at NAV, underperforming its benchmark, the S&P Global Water Index (the “benchmark index”), which returned 10.12% during the reporting period.

The diverging paths of the developed and emerging worlds kept international equity markets volatile during the 12-month period. Developed markets contended not only with the heavy fiscal debt burdens of Greece, Ireland and other peripheral European nations, but also a generally slower growth outlook that threatened to dampen the global economic recovery. In contrast, emerging market economies remained on pace to deliver higher growth coming out of the global recession, attracting investors despite concerns about inflationary pressures and the potential for aggressive interest rate tightening in the future. This propelled emerging market equities to strongly outperform developed market equities for the period overall (as measured by the MSCI EAFE and MSCI Emerging Markets Indices, respectively).

Performance drivers

We attribute much of the Fund’s outperformance to our decision to underweight utilities and instead focus on quality industrial companies with potential for structural growth as well as sustainable margins. This decision led to a number of positions which boosted relative returns. In China, our market research into the waste water treatment equipment sector led us to avoid Douyan Global Water. This decision supported relative returns as the stock dropped significantly over the course of the year. Similar research on end markets for pulp in South America and irrigation equipment in the U.S. confirmed our investment cases for holdings Andritz and Lindsay, both of which subsequently became the best-performing water stocks in 2010. The decision to not invest in basic construction material companies like Mueller Water or Fomento de Construcciones y Contratas S.A. (FCC) in Spain also proved benefical for the Fund’s performance.

Detrimental to performance were overweight positions in the engineering consultancy segment, particularly Arcadis, Stantec, Tetra Tech and RPS, which suffered from investor concerns about public budget cuts resulting in less public engineering work. The Fund’s returns were also hampered by its lack of exposure to stocks and industries that performed well during the review period. Key detractors included underweightings in U.S. motor manufacturer Franklin Electric, Italian pump and hydraulics producer Interpump, and Finnish chemical company Kemira. Underweightings to selected U.K. water utilities also hurt performance in cases where stocks benefited from speculation about purchases by infrastructure funds.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (3/31/08)
Allianz RCM Global Water Fund Class A	9.63%	–3.81%
Allianz RCM Global Water Fund Class A (adjusted)	3.60%	–5.83%
Allianz RCM Global Water Fund Class C	8.70%	–4.55%
Allianz RCM Global Water Fund Class C (adjusted)	7.70%	–4.55%
Allianz RCM Global Water Fund Class D	9.70%	–3.80%
Allianz RCM Global Water Fund Class P	9.95%	–3.56%
Allianz RCM Global Water Fund Institutional Class	9.96%	–3.50%
S&P Global Water Index	10.12%	–2.20%
Lipper Global Natural Resources Funds Average	7.37%	–7.03%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 2.04% for Class A shares, 2.79% for Class C shares, 2.40% for Class D shares, 1.78% for Class P shares and 1.68% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.80% for Class A shares, 2.55% for Class C shares, 1.80% for Class D shares, 1.54% for Class P shares and 1.44% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

50	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	45.0%
United Kingdom	16.0%
Switzerland	9.8%
Austria	6.6%
France	5.2%
Japan	3.8%
Hong Kong	3.1%
Brazil	2.4%
Other	5.4%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,189.20	$1,184.10	$1,191.10	$1,192.10	$1,192.70
Expenses Paid During Period	$9.82	$13.96	$9.89	$8.46	$7.92

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,016.09	$1,012.28	$1,016.04	$1,017.35	$1,017.85
Expenses Paid During Period	$9.05	$12.86	$9.10	$7.79	$7.28

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.79% for Class A, 2.55% for Class C, 1.80% for Class D, 1.54% for Class P and 1.44% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	51

Allianz RCM International Opportunities Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2010, Class A Shares of the Allianz RCM International Opportunities Fund returned 1.50%, at NAV, outperforming its benchmark, the MSCI EAFE Index (the “benchmark index”), which returned 1.11% during the reporting period.

Uncertainties about high levels of debt in some European countries and the effects on the global economy were the leading issues over much of the year, driving high levels of volatility. Correlations rose sharply in May as macroeconomic concerns drove the market lower. Sentiment lifted during the summer on the positive results of the euro-area bank stress test, followed by rising expectations for further quantitative easing in the U.S. This helped markets to rally through to November, when renewed fears about the European sovereign debt crisis and tightening monetary policy in China led markets to sell off again. Both foreign exchange and commodity markets displayed large moves during the period.

Performance helped by stock selection and sector exposures

The Fund’s outperformance during the period was driven by both strong stock selection and sector allocation. Relative underweight positions in financials and utilities benefited performance as did an overweight position in information technology. Stock selection was the most favorable within information technology, health care and consumer staples, as well as within the U.K. and Germany.

The leading performer was LVMH Moet Hennessy Louis Vuitton. Shares of the diversified luxury goods group were bolstered by strong financial results during the period and favorable investor sentiment stemming from positive outlooks for product sales. Another strong performer was Baidu, the dominant online search engine in China. The company gained market share as a censorship dispute between the Chinese government and rival Google caused

Google to temporarily leave the market. Atlas Copco, the Swedish mining and construction equipment maker, also produced strong results during the reporting period as the company continued to benefit from growth in India and China.

The two largest underperforming positions were European financial stocks Banco Santander and BNP Paribas. Both stocks came under pressure from concerns over their exposure to debt in peripheral Europe. However, this was offset by the Fund’s underweighting to financials as a whole along with better performance from other holdings such as Standard Chartered and ANZ Bank. These banks had greater exposure to more robust growth in the Asia Pacific region.

Average Annual Total Return for the period ended November 30, 2010

	1 Year	Fund Inception† (7/15/08)
Allianz RCM International Opportunities Fund Class A	1.50%	–6.62%
Allianz RCM International Opportunities Fund Class A (adjusted)	–4.08%	–8.82%
Allianz RCM International Opportunities Fund Class C	0.71%	–7.34%
Allianz RCM International Opportunities Fund Class C (adjusted)	–0.29%	–7.34%
Allianz RCM International Opportunities Fund Class D	1.42%	–6.65%
Allianz RCM International Opportunities Fund Class P	1.74%	–6.41%
Allianz RCM International Opportunities Fund Institutional Class	1.83%	–6.31%
MSCI EAFE Index	1.11%	–4.92%
Lipper International Large-Cap Growth Funds Average	6.39%	–4.02%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 17.58% for Class A shares, 12.95% for Class C shares, 10.14% for Class D shares, 4.66% for Class P shares and 4.56% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

52	Allianz Multi-Strategy Funds

Allianz RCM International Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	19.7%
Japan	16.6%
France	11.8%
Germany	7.5%
Switzerland	7.1%
Netherlands	4.1%
Brazil	3.9%
Sweden	3.4%
Other	22.0%
Cash & Equivalents — Net	3.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,153.80	$1,149.10	$1,153.80	$1,155.30	$1,156.20
Expenses Paid During Period	$8.42	$12.45	$8.42	$7.02	$6.49

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,019.05	$1,017.25	$1,013.49	$1,017.25	$1,018.55
Expenses Paid During Period	$6.07	$7.89	$11.66	$7.89	$6.58

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.56% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2010	53

Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for Allianz RCM Global EcoTrendsSM Fund is the A share class, and the C, D, P, and Institutional Class shares were first offered in 9/08. Prior to this date, the Fund was a closed-end interval fund. The oldest share classes for Allianz RCM Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The oldest share class for Allianz AGIC International Growth Fund is the Institutional share class and the A, C, D, P and R share classes were first offered in 2/09. Allianz Global Investors Solutions Core Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Core Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): Allianz AGIC Convertible Fund (4/93), Allianz AGIC High Yield Bond Fund (7/96), Allianz AGIC International Growth Opportunities Fund (12/97), Allianz AGIC Emerging Growth Fund (10/93), Allianz AGIC Micro Cap Fund (7/95), Allianz AGIC Ultra Micro Cap Fund (1/08), Allianz AGIC Small to Mid Cap Growth Fund (7/07). For each of these new AGIC funds, Institutional Class is the oldest share class, except that for AGIC International Growth Opportunities Fund, the oldest share class of the predecessor fund merged into Class P.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries.

November 1, 2009, Class B shares of Allianz Multi-Strategy Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Trust’s Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

54	Allianz Multi-Strategy Funds

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through November 30, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Return charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Annual Report	November 30, 2010	55

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Capital U.S. Aggregate Bond Index	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Dow Jones Real Return Target Date Index DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2030 Index; DJ RR 2040 Index; DJ RR 40+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

FTSE ET 50 Index	The FTSE ET 50 Index is comprised of the 50 largest environmental technology companies by market capitalization (approximately $650 million to $9 billion) from a global universe of 400 pure-play environmental technology companies.

Merrill Lynch All Convertibles Index	The Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

Merrill Lynch High Yield Master II Index	The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 2010 the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index consists of a range of country, composite and non-domestic indices for the Chinese market, intended for both international and domestic investors. The Index is calculated according to the MSCI Global Investable Market Indices (GIMI) Methodology.

MSCI EAFE Index	The MSCI Europe Australasia Far East (MSCI EAFE) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East.

MSCI World Index	The MSCI World Index is a free float adjusted market capitalization index that is designed to measure global developed market equity.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Growth Index	The Russell 2500 Growth Index is an unmanaged index composed of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

56	Allianz Multi-Strategy Funds

Benchmark Descriptions (Cont.)

Index	Description
S&P Developed Ex-US Small Cap Growth Index	The Standard & Poor’s Developed Ex-US Small Cap Growth Index is an unmanaged index representing small capitalization securities, defined as the bottom 15% of any given country’s available market capitalization excluding the U.S.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

Annual Report	November 30, 2010	57

Schedules of Investments

November 30, 2010

Allianz Global Investors Solutions 2015 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—14.5%
AGIC Emerging Markets Opportunities	2,917	$75,576
AGIC Income & Growth	20,696	256,008
AGIC International	6,434	84,926
NFJ Dividend Value	17,108	184,085
NFJ Small-Cap Value	5,134	147,450
RCM Global Resources (c)	10,315	167,526

Total Allianz Funds (cost—$735,922)		915,571

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—9.4%
AGIC Emerging Growth (c)	5,226	67,107
AGIC International Growth Opportunities	3,908	122,919
NFJ Global Dividend Value	6,727	119,935
RCM Disciplined Equity	10,385	157,961
RCM International Opportunities	9,958	126,067

Total Allianz Funds Multi-Strategy Trust (cost—$463,454)		593,989

EXCHANGE-TRADED FUNDS—2.4%
iShares Barclays TIPS Bond Fund (cost—$142,288)	1,418	155,243

OTHER MUTUAL FUNDS (d)—1.2%
ING Global Real Estate Fund (cost—$66,225)	4,674	73,234

PIMCO FUNDS (a)(b)—70.5%
Commodity RealReturn Strategy	14,354	124,161
Floating Income	17,775	158,376
Foreign Bond (U.S. Dollar-Hedged)	44,135	473,568
Income	39,661	445,389
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	7,458	66,378
Real Return	160,106	1,855,626
RealEstateRealReturn Strategy	13,903	64,510
Short-Term	52,747	523,775
Total Return	65,570	753,406

Total PIMCO Funds (cost—$3,987,727)		4,465,189

Total Investments (cost—$5,395,616)—98.0%		6,203,226

Other assets less liabilities—2.0%		128,243

Net Assets—100.0%		$6,331,469

Allianz Global Investors Solutions 2020 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—17.1%
AGIC Emerging Markets Opportunities	3,365	$87,191
AGIC Income & Growth	20,624	255,120
AGIC International	6,062	80,014
AGIC Systematic Growth	4,240	56,727
NFJ Dividend Value	17,524	188,554
NFJ Small-Cap Value	4,896	140,621
RCM Global Resources (c)	7,248	117,716

Total Allianz Funds (cost—$743,190)		925,943

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—12.1%
AGIC Emerging Growth (c)	5,549	71,255
AGIC International Growth Opportunities	4,690	147,508
NFJ Global Dividend Value	8,858	157,936
RCM Disciplined Equity	10,554	160,527
RCM International Opportunities	9,237	116,936

Total Allianz Funds Multi-Strategy Trust (cost—$507,381)		654,162

EXCHANGE-TRADED FUNDS—2.3%
iShares Barclays TIPS Bond Fund (cost—$114,304)	1,139	124,698

OTHER MUTUAL FUNDS (d)—1.1%
ING Global Real Estate Fund (cost—$56,257)	4,027	63,102

PIMCO FUNDS (a)(b)—66.3%
Commodity RealReturn Strategy	19,534	168,972
Floating Income	20,256	180,478
Foreign Bond (U.S. Dollar-Hedged)	35,501	380,928
Income	28,630	321,514
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	6,596	58,704
Real Return	117,619	1,363,206
RealEstateRealReturn Strategy	16,239	75,350
Short-Term	37,207	369,462
Total Return	58,616	673,494

Total PIMCO Funds (cost—$3,184,753)		3,592,108

Total Investments (cost—$4,605,885)—98.9%		5,360,013

Other assets less liabilities—1.1%		59,929

Net Assets—100.0%		$5,419,942

Allianz Global Investors Solutions 2030 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—27.9%
AGIC Emerging Markets Opportunities	9,699	$251,307
AGIC Income & Growth	24,813	306,935
AGIC International	10,713	141,412
AGIC Opportunity (c)	3,005	64,030
AGIC Systematic Growth	14,680	196,422
NFJ Dividend Value	25,395	273,249
NFJ Renaissance	3,845	63,433
NFJ Small-Cap Value	9,041	259,662
RCM Global Resources (c)	12,562	204,002

Total Allianz Funds (cost—$1,385,786)		1,760,452

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—21.2%
AGIC Emerging Growth (c)	21,369	274,382
AGIC International Growth Opportunities	8,817	277,292
NFJ Global Dividend Value	15,326	273,258
RCM Disciplined Equity	19,328	293,977
RCM International Opportunities	17,414	220,467

Total Allianz Funds Multi-Strategy Trust (cost—$1,010,423)		1,339,376

OTHER MUTUAL FUNDS (d)—1.3%
ING Global Real Estate Fund (cost—$75,538)	5,404	84,685

PIMCO FUNDS (a)(b)—48.5%
Commodity RealReturn Strategy	30,024	259,705
Emerging Markets Bond	7,539	84,215
Floating Income	24,740	220,431
Foreign Bond (U.S. Dollar-Hedged)	35,118	376,815
Income	22,016	247,242
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	9,683	86,179
Real Return	58,203	674,576
RealEstateRealReturn Strategy	24,064	111,658
Short-Term	37,620	373,561
Total Return	54,193	622,682

Total PIMCO Funds (cost—$2,738,055)		3,057,064

Total Investments (cost—$5,209,802)—98.9%		6,241,577

Other assets less liabilities—1.1%		68,380

Net Assets—100.0%		$6,309,957

Notes to Schedules of Investments:
(a) Affiliated mutual fund.

(b) Institutional Class share of each mutual fund.

(c) Non-income producing.

(d) Class W share of each mutual fund.

Glossary:
TIPS—Treasury Inflation Protected Securities

58	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2010

Allianz Global Investors Solutions 2040 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—40.5%
AGIC Emerging Markets Opportunities	10,852	$281,184
AGIC Income & Growth	28,427	351,639
AGIC International	13,837	182,643
AGIC Opportunity (c)	3,595	76,611
AGIC Systematic Growth	15,746	210,676
NFJ Dividend Value	33,037	355,479
NFJ Renaissance	4,343	71,667
NFJ Small-Cap Value	10,936	314,071
RCM Global Resources (c)	13,321	216,341

Total Allianz Funds (cost—$1,580,295)		2,060,311

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—29.3%
AGIC Emerging Growth (c)	24,325	312,333
AGIC International Growth Opportunities	8,860	278,664
NFJ Global Dividend Value	16,475	293,758
RCM Disciplined Equity	23,655	359,787
RCM International Opportunities	19,419	245,842

Total Allianz Funds Multi-Strategy Trust (cost—$1,096,062)		1,490,384

OTHER MUTUAL FUNDS (d)—1.9%
ING Global Real Estate Fund (cost—$87,966)	6,297	98,670

PIMCO FUNDS (a)(b)—27.4%
Commodity RealReturn Strategy	36,465	315,424
Emerging Markets Bond	15,308	170,991
Floating Income	29,555	263,331
Foreign Bond (U.S. Dollar-Hedged)	13,737	147,399
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	10,564	94,019
RealEstateRealReturn Strategy	26,330	122,169
Short-Term	18,364	182,354
Total Return	8,601	98,830

Total PIMCO Funds (cost—$1,211,542)		1,394,517

Total Investments (cost—$3,975,865)—99.1%		5,043,882

Other assets less liabilities—0.9%		48,248

Net Assets—100.0%		$5,092,130

Allianz Global Investors Solutions 2050 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—42.4%
AGIC Emerging Markets Opportunities	11,137	$288,573
AGIC Income & Growth	27,504	340,221
AGIC International	13,793	182,062
AGIC Opportunity (c)	5,025	107,087
AGIC Systematic Growth	16,117	215,651
NFJ Dividend Value	32,757	352,465
NFJ Renaissance	4,468	73,727
NFJ Small-Cap Value	10,998	315,873
RCM Global Resources (c)	13,226	214,793

Total Allianz Funds (cost—$1,604,658)		2,090,452

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—31.3%
AGIC Emerging Growth (c)	25,999	333,826
AGIC International Growth Opportunities	9,238	290,533
NFJ Global Dividend Value	15,895	283,415
RCM Disciplined Equity	25,711	391,067
RCM International Opportunities	19,044	241,094

Total Allianz Funds Multi-Strategy Trust (cost—$1,137,748)		1,539,935

OTHER MUTUAL FUNDS (d)—2.0%
ING Global Real Estate Fund (cost—$87,923)	6,290	98,570

PIMCO FUNDS (a)(b)—23.8%
Commodity RealReturn Strategy	42,372	366,514
Emerging Markets Bond	16,558	184,949
Floating Income	28,436	253,366
Foreign Bond (U.S. Dollar-Hedged)	9,715	104,247
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	10,572	94,090
RealEstateRealReturn Strategy	28,065	130,220
Short-Term	3,735	37,093

Total PIMCO Funds (cost—$978,163)		1,170,479

Total Investments (cost—$3,808,492)—99.5%		4,899,436

Other assets less liabilities—0.5%		24,895

Net Assets—100.0%		$4,924,331

Allianz Global Investors Solutions Core Allocation Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—37.9%
AGIC Emerging Markets Opportunities	391,665	$10,148,032
AGIC Income & Growth	1,092,283	13,511,542
AGIC International	643,908	8,499,585
AGIC Opportunity (c)	256,394	5,463,751
AGIC Systematic Growth	171,665	2,296,875
NFJ Dividend Value	490,913	5,282,224
NFJ Large Cap Value	504,142	6,584,097
NFJ Renaissance	287,256	4,739,720
NFJ Small-Cap Value	252,018	7,237,959
RCM Global Resources (c)	601,391	9,766,587
RCM Large-Cap Growth	789,498	10,381,897

Total Allianz Funds (cost—$66,321,894)		83,912,269

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—21.3%
AGIC Emerging Growth (c)	663,684	8,521,701
AGIC International Growth Opportunities	368,436	11,587,301
NFJ Global Dividend Value	574,869	10,249,921
RCM Disciplined Equity	575,151	8,748,041
RCM International Opportunities	645,460	8,171,526

Total Allianz Funds Multi-Strategy Trust (cost—$37,828,798)		47,278,490

OTHER MUTUAL FUNDS (e)—1.0%
ING Global Real Estate Fund (cost—$2,039,788)	146,135	2,287,018

PIMCO FUNDS (a)(b)—39.5%
Commodity RealReturn Strategy	842,675	7,289,141
Emerging Markets Bond	384,514	4,295,016
Floating Income	829,608	7,391,805
Foreign Bond (U.S. Dollar-Hedged)	1,257,964	13,497,956
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	367,623	3,271,848
Real Return	1,473,816	17,081,529
RealEstateRealReturn Strategy	780,292	3,620,554
Short-Term	437,744	4,346,801
Total Return	2,317,257	26,625,280

Total PIMCO Funds (cost—$77,501,206)		87,419,930

	Principal Amount (000s)
Repurchase Agreement—0.3%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $602,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $616,979 including accrued interest
(cost—$602,000)	$602	602,000

Total Investments (cost—$184,293,686)—100.0%		221,499,707

Other assets less liabilities—0.0%		78,709

Net Assets—100.0%		$221,578,416

Notes to Schedules of Investments:
(a) Affiliated mutual fund.

(b) Institutional Class share of each mutual fund.

(c) Non-income producing.

(d) Class W share of each mutual fund.

(e) Class I share of each mutual fund.

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	59

Schedules of Investments

November 30, 2010

Allianz Global Investors Solutions Growth Allocation Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—42.3%
AGIC Emerging Markets Opportunities	12,361	$320,261
AGIC Income & Growth	33,859	418,840
AGIC International	16,470	217,408
AGIC Opportunity (c)	5,645	120,295
AGIC Systematic Growth	17,773	237,800
NFJ Dividend Value	40,406	434,768
NFJ Renaissance	5,337	88,069
NFJ Small-Cap Value	12,858	369,268
RCM Global Resources (c)	16,683	270,937

Total Allianz Funds (cost—$1,959,981)		2,477,646

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—31.2%
AGIC Emerging Growth (c)	28,577	366,929
AGIC International Growth Opportunities	10,166	319,723
NFJ Global Dividend Value	20,284	361,672
RCM Disciplined Equity	30,840	469,072
RCM International Opportunities	24,764	313,506

Total Allianz Funds Multi-Strategy Trust (cost—$1,421,742)		1,830,902

OTHER MUTUAL FUNDS (d)—2.0%
ING Global Real Estate (cost—$104,364)	7,403	116,005

PIMCO FUNDS (a)(b)—24.1%
Commodity RealReturn Strategy	48,799	422,109
Emerging Markets Bond	18,190	203,187
Floating Income	34,001	302,946
Foreign Bond (U.S. Dollar-Hedged)	10,929	117,268
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	17,491	155,676
RealEstateRealReturn Strategy	32,820	152,285
Total Return	5,098	58,574

Total PIMCO Funds (cost—$1,209,620)		1,412,045

Total Investments (cost—$4,695,707)—99.6%		5,836,598

Other assets less liabilities—0.4%		25,874

Net Assets—100.0%		$5,862,472

Allianz Global Investors Solutions Retirement Income Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—12.1%
AGIC Emerging Markets Opportunities	2,174	$56,332
AGIC Income & Growth	23,165	286,551
AGIC International	5,093	67,228
NFJ Dividend Value	16,482	177,345
NFJ Small-Cap Value	4,885	140,301
RCM Global Resources (c)	7,384	119,907

Total Allianz Funds (cost—$704,461)		847,664

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—7.9%
AGIC Emerging Growth (c)	4,625	59,382
AGIC International Growth Opportunities	3,139	98,722
NFJ Global Dividend Value	7,428	132,450
RCM Disciplined Equity	9,191	139,789
RCM International Opportunities	9,490	120,150

Total Allianz Funds Multi-Strategy Trust (cost—$452,891)		550,493

EXCHANGE-TRADED FUNDS—2.3%
iShares Barclays TIPS Bond Fund (cost—$149,963)	1,493	163,454

OTHER MUTUAL FUNDS (d)—0.9%
ING Global Real Estate Fund (cost—$59,108)	4,209	65,947

PIMCO FUNDS (a)(b)—74.9%
Commodity RealReturn Strategy	13,136	113,621
Floating Income	11,187	99,680
Foreign Bond (U.S. Dollar-Hedged)	51,705	554,793
Income	48,745	547,407
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	8,410	74,850
Real Return	197,759	2,292,027
RealEstateRealReturn Strategy	16,293	75,600
Short-Term	69,621	691,338
Total Return	69,838	802,438

Total PIMCO Funds (cost—$4,758,732)		5,251,754

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $105,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $112,178 including accrued interest
(cost—$105,000)	$105	$105,000

Total Investments (cost—$6,230,155)—99.6%		6,984,312

Other assets less liabilities—0.4%		31,244

Net Assets—100.0%		$7,015,556

Notes to Schedules of Investments:
(a) Affiliated mutual fund.

(b) Institutional Class share of each mutual fund.

(c) Non-income producing.

(d) Class W share of each mutual fund.

Glossary:
TIPS—Treasury Inflation Protected Securities

60	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz AGIC Convertible Fund

November 30, 2010

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value

CONVERTIBLE BONDS—82.5%
Aerospace & Defense—1.2%
Triumph Group, Inc.,
2.625%, 10/1/26	NR/NR	$3,745	$5,935,825

Airlines—1.2%
Continental Airlines, Inc.,
4.50%, 1/15/15	B3/CCC+	3,560	5,954,100

Auto Components—3.8%
BorgWarner, Inc.,
3.50%, 4/15/12	NR/BBB	3,625	6,805,938
Titan International, Inc., (a)
5.625%, 1/15/17	NR/B+	3,460	6,228,000
TRW Automotive, Inc., (a)
3.50%, 12/1/15	B2/B+	3,390	6,013,012

			19,046,950

Automotive—1.2%
Ford Motor Co.,
4.25%, 12/15/36	Ba3/B	3,165	6,100,538

Biotechnology—2.4%
Gilead Sciences, Inc., (a)
1.625%, 5/1/16	NR/NR	5,395	5,691,725
Illumina, Inc.,
0.625%, 2/15/14	NR/NR	2,370	6,538,238

			12,229,963

Building & Construction—2.5%
Lennar Corp., (a)
2.00%, 12/1/20	B3/B+	6,625	6,210,938
MasTec, Inc.,
4.00%, 6/15/14	NR/B+	5,445	6,534,000

			12,744,938

Commercial Services—3.7%
Alliance Data Systems Corp.,
1.75%, 8/1/13	NR/NR	5,840	6,015,200
Coinstar, Inc.,
4.00%, 9/1/14	NR/BB+	3,740	6,502,925
United Rentals, Inc.,
4.00%, 11/15/15	NR/NR	3,285	6,372,900

			18,891,025

Communications—6.2%
Digital River, Inc., (a)
2.00%, 11/1/30	NR/NR	6,085	6,092,606
Interpublic Group of Cos., Inc.,
4.75%, 3/15/23	Ba2/BB	5,515	6,459,444
Priceline.com, Inc., (a)
1.25%, 3/15/15	NR/BBB-	4,420	6,497,400
Symantec Corp.,
1.00%, 6/15/13	NR/BBB	5,590	6,421,512
VeriSign, Inc.,
3.25%, 8/15/37	NR/NR	5,335	6,088,569

			31,559,531

Computers & Peripherals—3.5%
EMC Corp.,
1.75%, 12/1/13	NR/A-	4,335	6,242,400
NetApp, Inc.,
1.75%, 6/1/13	NR/NR	2,710	4,498,600
SanDisk Corp.,
1.50%, 8/15/17	NR/BB-	6,235	6,694,831

			17,435,831

Diversified Manufacturing—3.5%
Actuant Corp.,
2.00%, 11/15/23	NR/B+	5,110	6,272,525
Griffon Corp., (a)
4.00%, 1/15/17	NR/NR	5,070	5,399,550

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value

Textron, Inc.,
4.50%, 5/1/13	NR/BBB-	$3,215	$5,835,225

			17,507,300

Electrical Equipment—2.3%
EnerSys,
3.375%, 6/1/38	B2/BB	5,915	6,602,619
General Cable Corp., VRN, (b)
4.50%, 11/15/29	B2/B	4,225	4,842,906

			11,445,525

Energy—1.2%
Peabody Energy Corp.,
4.75%, 12/15/66	Ba3/B+	5,020	6,293,825

Healthcare & Hospitals—2.4%
AMERIGROUP Corp.,
2.00%, 5/15/12	NR/BB	5,340	6,141,000
Fisher Scientific International, Inc.,
3.25%, 3/1/24	Baa2/BBB+	4,550	5,903,625

			12,044,625

Hotels/Gaming—2.4%
Gaylord Entertainment Co., (a)
3.75%, 10/1/14	NR/NR	4,335	6,161,119
Wyndham Worldwide Corp.,
3.50%, 5/1/12	Ba1/BBB-	2,610	6,084,562

			12,245,681

Household Durables—1.1%
Newell Rubbermaid, Inc.,
5.50%, 3/15/14	NR/BBB-	2,540	5,346,700

Insurance—2.3%
American Equity Investment Life Holding Co., (a)
3.50%, 9/15/15	NR/NR	5,545	5,995,531
MGIC Investment Corp.,
5.00%, 5/1/17	NR/CCC+	5,190	5,592,225

			11,587,756

Machinery—2.5%
AGCO Corp.,
1.25%, 12/15/36	NR/BB+	4,935	6,236,606
Roper Industries, Inc.,
zero coupon, 1/15/34	Ba1/BB+	7,030	6,344,575

			12,581,181

Materials & Processing—3.6%
Alcoa, Inc.,
5.25%, 3/15/14	Baa3/NR	2,860	6,224,075
Newmont Mining Corp.,
1.25%, 7/15/14	NR/BBB+	4,325	6,033,375
Steel Dynamics, Inc.,
5.125%, 6/15/14	NR/BB+	5,125	6,073,125

			18,330,575

Multi-Media—2.4%
Liberty Media LLC,
3.125%, 3/30/23	B1/BB-	5,365	5,928,325
3.50%, 1/15/31	B1/BB-	11,345	6,012,850

			11,941,175

Oil & Gas—4.6%
Cameron International Corp.,
2.50%, 6/15/26	Baa1/BBB+	4,440	6,199,350

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value

Oil States International, Inc.,
2.375%, 7/1/25	NR/NR	$3,395	$6,454,744
Petroleum Development Corp., (a)
3.25%, 5/15/16	NR/NR	3,540	3,792,225
Pioneer Natural Resources Co.,
2.875%, 1/15/38	NR/BB+	4,770	6,785,325

			23,231,644

Pharmaceuticals—7.1%
BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	NR/B-	4,845	7,037,362
Endo Pharmaceuticals Holdings, Inc.,
1.75%, 4/15/15	NR/NR	4,460	6,004,275
Mylan, Inc.,
3.75%, 9/15/15	NR/BB-	3,610	5,920,400
Salix Pharmaceuticals Ltd.,
2.75%, 5/15/15	NR/NR	5,380	6,657,750
Teva Pharmaceutical Finance Co. BV,
1.75%, 2/1/26	A3/A-	1,045	1,122,069
Valeant Pharmaceuticals International, Inc., (a)
5.375%, 8/1/14	NR/NR	2,650	5,121,125
Viropharma, Inc.,
2.00%, 3/15/17	NR/NR	3,745	4,039,919

			35,902,900

Real Estate Investment Trust—3.7%
Boston Properties L.P.,
3.75%, 5/15/36	NR/A-	5,735	6,344,344
Developers Diversified Realty Corp.,
1.75%, 11/15/40	NR/NR	6,330	6,314,175
Host Hotels & Resorts L.P., (a)
2.50%, 10/15/29	NR/BB+	4,560	6,104,700

			18,763,219

Retail—1.8%
RadioShack Corp., (a)
2.50%, 8/1/13	Ba1/NR	2,805	2,973,300
Saks, Inc.,
2.00%, 3/15/24	B3/B+	6,030	6,346,575

			9,319,875

Technology—9.9%
Cadence Design Systems, Inc., (a)
2.625%, 6/1/15	NR/NR	4,870	5,984,012
Concur Technologies, Inc., (a)
2.50%, 4/15/15	NR/NR	5,190	6,098,250
CSG Systems International, Inc., (a)
3.00%, 3/1/17	NR/NR	4,300	4,423,625
Intel Corp.,
3.25%, 8/1/39	A2/A-	4,930	6,020,762
Nuance Communications, Inc.,
2.75%, 8/15/27	NR/B-	5,800	6,735,250
Rovi Corp., (a)
2.625%, 2/15/40	NR/NR	4,790	6,376,688
Salesforce.com, Inc., (a)
0.75%, 1/15/15	NR/NR	3,785	6,543,319
Teradyne, Inc.,
4.50%, 3/15/14	NR/NR	1,775	4,095,813
Veeco Instruments, Inc.,
4.125%, 4/15/12	NR/NR	2,305	3,722,575

			50,000,294

Telecommunications—4.0%
Anixter International, Inc.,
1.00%, 2/15/13	NR/B+	5,410	5,890,137

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	61

Schedule of Investments (cont.)

Allianz AGIC Convertible Fund

November 30, 2010

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value

Qwest Communications International, Inc., (d)(e)
3.50%, 11/15/25	WR/B+	$4,440	$6,434,004
SBA Communications Corp.,
1.875%, 5/1/13	NR/NR	5,520	5,996,100
Time Warner Telecom, Inc.,
2.375%, 4/1/26	B3/B-	1,905	2,083,594

			20,403,835

Toys—0.7%
Jakks Pacific, Inc., (a)
4.50%, 11/1/14	NR/NR	2,695	3,783,106

Wholesale—1.3%
WESCO International, Inc.,
6.00%, 9/15/29	NR/B	3,560	6,755,100

Total Convertible Bonds (cost—$349,756,145)			417,383,017

CONVERTIBLE PREFERRED STOCK—11.8%
		Shares
Automobiles—1.2%
General Motors Co., Ser. B, (f)
4.75%, 12/1/13	NR/NR	122,125	6,191,738

Diversified Financial Services—1.2%
Citigroup, Inc.,
7.50%, 12/15/12	NR/NR	49,335	6,166,875

Financial Services—3.6%
AMG Capital Trust I,
5.10%, 4/15/36	NR/BB	144,275	6,925,200
Fifth Third Bancorp, Ser. G, (c)
8.50%, 6/30/13	Ba1/BB	45,170	5,984,077
SLM Corp., Ser. C,
7.25%, 12/15/10	Ba3/BB-	8,425	4,927,698

			17,836,975

Food Products—1.0%
Archer-Daniels-Midland Co.,
6.25%, 6/1/11	NR/BBB+	134,765	5,084,683

Household Durables—1.2%
Stanley Black & Decker, Inc., (f)
4.75%, 11/17/15	Baa3/BBB+	59,730	6,084,695

Insurance—1.0%
XL Group PLC,
10.75%, 8/15/11	Baa2/BBB-	182,200	5,203,632

Oil, Gas & Consumable Fuels—1.2%
Apache Corp., Ser. D,
6.00%, 8/1/13	NR/NR	100,050	6,068,032

Transportation—1.4%
Kansas City Southern, (c)
5.125%, 2/20/11	NR/B-	4,305	6,887,010

Total Convertible Preferred Stock (cost—$53,130,322)			59,523,640

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value

SHORT-TERM INVESTMENTS—5.3%
Convertible Bonds—2.6%
Biotechnology—1.3%
United Therapeutics Corp.,
0.50%, 10/15/11	NR/NR	$3,945	$6,657,188

Oil & Gas—1.3%
Core Laboratories L.P.,
0.25%, 10/31/11	NR/NR	3,430	6,444,112

Total Convertible Bonds (cost—$11,134,996)			13,101,300

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $13,723,004; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $14,001,854, including accrued interest
(cost—$13,723,000)	13,723	13,723,000

Total Short-Term Investments (cost—$24,857,996)		26,824,300

Total Investments (cost—$427,744,463)—99.6%		503,730,957

Other assets less liabilities—0.4%		1,840,990

Net Assets—100.0%		$505,571,947

Notes to Schedule of Investments:
* Unaudited.

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(c) Perpetual maturity. Maturity date shown is the first call date.

(d) Fair-Valued—Security with a value of $6,434,004, representing 1.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Security converted, to be settled after November 30, 2010.

(f) Non-income producing.

Glossary:
NR—Not Rated

VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on November 30, 2010.

WR—Withdrawn Rating

62	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz AGIC Emerging Growth Fund

November 30, 2010

	Shares	Value

COMMON STOCK—98.5%
Aerospace & Defense—1.4%
AAR Corp. (a)	5,900	$144,904
Triumph Group, Inc.	1,500	126,195

		271,099

Air Freight & Logistics—0.6%
UTI Worldwide, Inc.	6,700	128,975

Auto Components—0.8%
Modine Manufacturing Co. (a)	10,800	149,688

Biotechnology—2.2%
BioMarin Pharmaceutical, Inc. (a)	5,900	159,772
Incyte Corp. Ltd. (a)	7,100	103,021
Martek Biosciences Corp. (a)	3,600	79,200
Regeneron Pharmaceuticals, Inc. (a)	3,200	92,224

		434,217

Building Products—0.5%
Griffon Corp. (a)	8,300	100,596

Capital Markets—1.3%
BGC Partners, Inc., Class A	17,300	132,345
MF Global Holdings Ltd. (a)	16,200	127,170

		259,515

Chemicals—4.8%
Cytec Industries, Inc.	2,000	95,660
Ferro Corp. (a)	14,600	208,342
Kraton Performance Polymers, Inc. (a)	3,900	111,072
Methanex Corp.	5,500	161,205
PolyOne Corp. (a)	10,700	133,322
Terra Nitrogen Co. L.P. (a)	1,200	116,304
TPC Group, Inc. (a)	4,800	134,016

		959,921

Commercial Services & Supplies—2.4%
Deluxe Corp.	6,000	127,140
Knoll, Inc.	7,800	119,730
Metalico, Inc. (a)	23,600	103,132
Steelcase, Inc., Class A	14,800	141,784

		491,786

Communications Equipment—2.5%
ADTRAN, Inc.	4,000	124,560
Finisar Corp. (a)	4,300	82,216
Ixia (a)	8,600	136,396
Riverbed Technology, Inc. (a)	4,600	155,986

		499,158

Construction & Engineering—1.4%
Chicago Bridge & Iron Co. NV (a)	4,800	135,888
MasTec, Inc. (a)	10,100	144,733

		280,621

Consumer Finance—0.8%
First Cash Financial Services, Inc. (a)	5,900	169,861

Containers & Packaging—0.5%
Boise, Inc.	13,200	97,020

Diversified Consumer Services—0.6%
Sotheby’s	2,900	116,319

Diversified Financial Services—0.5%
Compass Diversified Holdings	6,400	106,240

Diversified Telecommunication Services—0.6%
AboveNet, Inc. (a)	2,000	117,400

	Shares	Value

Electrical Equipment—3.2%
Baldor Electric	3,100	$196,261
Belden, Inc.	5,300	176,384
EnerSys (a)	4,200	126,798
GrafTech International Ltd. (a)	7,100	139,160

		638,603

Electronic Equipment, Instruments & Components—1.4%
OSI Systems, Inc. (a)	4,300	149,941
Vishay Intertechnology, Inc. (a)	9,400	134,044

		283,985

Energy Equipment & Services—1.7%
Complete Production Services, Inc. (a)	6,900	196,305
RPC, Inc.	4,800	140,640

		336,945

Food & Staples Retailing—1.0%
Pantry, Inc. (a)	5,100	104,754
United Natural Foods, Inc. (a)	2,500	93,600

		198,354

Food Products—2.5%
B&G Foods, Inc.	10,400	132,912
Darling International, Inc. (a)	12,000	138,960
Diamond Foods, Inc.	3,000	139,620
Hain Celestial Group, Inc. (a)	3,100	82,181

		493,673

Health Care Equipment & Supplies—1.1%
Hill-Rom Holdings, Inc.	3,400	134,572
Natus Medical, Inc. (a)	6,300	81,018

		215,590

Health Care Providers & Services—2.2%
Air Methods Corp. (a)	2,900	142,767
Health Management Associates, Inc., Class A (a)	18,200	162,162
MWI Veterinary Supply, Inc. (a)	2,300	140,530

		445,459

Hotels, Restaurants & Leisure—3.6%
Buffalo Wild Wings, Inc. (a)	2,500	121,225
Cracker Barrel Old Country Store, Inc.	1,800	94,788
DineEquity, Inc. (a)	2,200	117,524
Gaylord Entertainment Co. (a)	4,800	164,784
Ruby Tuesday, Inc. (a)	7,700	98,483
Six Flags Entertainment Corp. (a)	2,300	124,775

		721,579

Internet Software & Services—2.1%
IAC/InterActiveCorp. (a)	5,400	152,064
SAVVIS, Inc. (a)	5,600	140,728
Terremark Worldwide, Inc. (a)	10,400	124,436

		417,228

IT Services—3.6%
Acxiom Corp. (a)	7,700	130,977
Camelot Information Systems, Inc. ADR (a)	1,600	34,904
CSG Systems International, Inc. (a)	6,200	116,684
iGate Corp.	6,000	120,000
VeriFone Holdings, Inc. (a)	5,100	177,225
Wright Express Corp. (a)	3,500	150,745

		730,535

	Shares	Value

Leisure Equipment & Products—0.6%
Polaris Industries, Inc.	1,700	$123,573

Life Sciences Tools & Services—1.1%
Bruker Corp. (a)	8,600	132,612
Parexel International Corp. (a)	5,500	96,580

		229,192

Machinery—7.3%
ArvinMeritor, Inc. (a)	8,300	148,155
Chart Industries, Inc. (a)	5,600	177,128
CIRCOR International, Inc.	3,500	138,250
Greenbrier Cos., Inc. (a)	7,800	146,328
NACCO Industries, Inc., Class A	1,300	120,393
Nordson Corp.	1,300	103,259
Robbins & Myers, Inc.	4,500	139,545
Sauer-Danfoss, Inc. (a)	4,800	145,872
Titan International, Inc.	10,300	164,594
Wabash National Corp. (a)	16,400	173,020

		1,456,544

Marine—0.4%
American Commercial Lines, Inc. (a)	2,700	89,100

Media—2.5%
Knology, Inc. (a)	10,700	164,673
Liberty Media Corp.—Capital, Ser. A (a)	4,000	230,320
Sinclair Broadcast Group, Inc., Class A	14,500	112,375

		507,368

Metals & Mining—2.5%
Century Aluminum Co. (a)	8,600	119,067
Globe Specialty Metals, Inc.	8,200	132,922
Horsehead Holding Corp. (a)	11,300	131,419
Worthington Industries, Inc.	7,900	126,558

		509,966

Oil, Gas & Consumable Fuels—9.7%
Atlas Pipeline Partners L.P. (a)	5,100	121,329
Berry Petroleum Co., Class A	3,500	133,385
Brigham Exploration Co. (a)	5,400	135,810
Carrizo Oil & Gas, Inc. (a)	6,100	177,022
Clayton Williams Energy, Inc. (a)	2,000	150,320
Georesources, Inc. (a)	7,000	139,440
Gulfport Energy Corp. (a)	9,000	167,760
International Coal Group, Inc. (a)	17,300	131,653
Northern Oil and Gas, Inc. (a)	7,700	175,945
Petroleum Development Corp. (a)	3,500	124,670
Swift Energy Co. (a)	5,000	182,450
Transglobe Energy Corp. (a)	10,900	181,049
World Fuel Services Corp.	4,000	120,400

		1,941,233

Pharmaceuticals—2.6%
Endo Pharmaceuticals Holdings, Inc. (a)	4,300	154,843
Jazz Pharmaceuticals, Inc. (a)	7,200	119,880
Nektar Therapeutics (a)	10,400	131,768
Salix Pharmaceuticals Ltd. (a)	2,800	125,020

		531,511

Professional Services—1.9%
Acacia Research—Acacia Technologies (a)	3,500	95,375
Korn/Ferry International (a)	8,000	138,560
SFN Group, Inc. (a)	16,100	137,977

		371,912

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	63

Schedule of Investments (cont.)

Allianz AGIC Emerging Growth Fund

November 30, 2010

	Shares	Value

Real Estate Management & Development—0.8%
Forest City Enterprises, Inc., Class A (a)	10,200	$156,570

Road & Rail—2.6%
Arkansas Best Corp.	4,800	118,248
Avis Budget Group, Inc. (a)	10,200	135,558
Genesee & Wyoming, Inc., Class A (a)	3,200	151,968
Marten Transport Ltd.	5,600	120,400

		526,174

Semiconductors & Semiconductor Equipment—4.9%
Advanced Energy Industries, Inc. (a)	7,200	84,096
Daqo New Energy Corp. ADR (a)	7,400	77,774
Entropic Communications, Inc. (a)	25,800	230,652
JA Solar Holdings Co., Ltd. ADR (a)	13,600	94,248
LDK Solar Co., Ltd. ADR (a)	9,200	92,000
Netlogic Microsystems, Inc. (a)	2,600	81,120
Renesola Ltd. ADR (a)	10,900	89,707
Skyworks Solutions, Inc. (a)	3,500	89,075
TriQuint Semiconductor, Inc. (a)	12,700	151,257

		989,929

Software—6.6%
Ariba, Inc. (a)	6,000	121,410
Cadence Design Systems, Inc. (a)	14,800	116,328
Compuware Corp. (a)	12,200	125,660
Mentor Graphics Corp. (a)	13,000	146,185
Netscout Systems, Inc. (a)	4,400	97,196
Quest Software, Inc. (a)	4,700	118,910
Taleo Corp., Class A (a)	4,400	135,080
THQ, Inc. (a)	26,700	136,170
TIBCO Software, Inc. (a)	8,900	174,796
Verint Systems, Inc. (a)	4,600	151,340

		1,323,075

Specialty Retail—4.5%
AnnTaylor Stores Corp. (a)	5,800	156,078
JOS A Bank Clothiers, Inc. (a)	2,750	123,860
Men’s Wearhouse, Inc.	4,600	131,192
OfficeMax, Inc. (a)	7,100	121,339
PEP Boys-Manny Moe & Jack	8,100	100,359
Sally Beauty Holdings, Inc. (a)	11,100	152,625
Tractor Supply Co.	2,900	123,163

		908,616

Textiles, Apparel & Luxury Goods—2.1%
Deckers Outdoor Corp. (a)	2,400	184,560
Oxford Industries, Inc.	4,800	118,560
Steven Madden Ltd. (a)	2,600	117,650

		420,770

Thrifts & Mortgage Finance—0.5%
MGIC Investment Corp. (a)	12,800	109,056

Trading Companies & Distributors—4.6%
Aircastle Ltd.	13,500	129,330
Rush Enterprises, Inc., Class A (a)	6,600	115,962
TAL International Group, Inc.	5,400	152,982
Titan Machinery, Inc. (a)	6,100	127,886
United Rentals, Inc. (a)	6,800	133,416
Watsco, Inc.	1,800	108,486

	Shares	Value

WESCO International, Inc. (a)	3,300	$157,476

		925,538

Total Common Stock (cost—$15,396,494)		19,784,494

	Principal Amount (000s)
Repurchase Agreement—1.8%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $354,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $362,029 including accrued interest (cost—$354,000)	$354	354,000

Total Investments (cost—$15,750,494)—100.3%		20,138,494

Liabilities in excess of other assets—(0.3)%		(59,679)

Net Assets—100.0%		$20,078,815

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

64	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz AGIC High Yield Bond Fund

November 30, 2010

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES—96.5%
Aerospace & Defense—2.4%
BE Aerospace, Inc.,
8.50%, 7/1/18	Ba3/BB	$675	$735,750
TransDigm, Inc.,
7.75%, 7/15/14	B3/B-	895	924,088
Triumph Group, Inc.,
8.00%, 11/15/17	B1/B+	620	641,700

			2,301,538

Apparel & Textiles—1.1%
Oxford Industries, Inc.,
11.375%, 7/15/15	B1/BB-	245	276,238
Quiksilver, Inc.,
6.875%, 4/15/15	Caa1/CCC+	845	806,975

			1,083,213

Auto Components—3.7%
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	B3/B-	1,715	1,706,425
Cooper-Standard Automotive, Inc., (a)
8.50%, 5/1/18	B2/B+	865	926,631
Titan International, Inc., (a)
7.875%, 10/1/17	B1/B+	880	919,600

			3,552,656

Automotive—0.7%
Navistar International Corp.,
8.25%, 11/1/21	B1/BB-	650	700,375

Building & Construction—4.8%
Beazer Homes USA, Inc., (a)
9.125%, 5/15/19	Caa2/CCC	1,760	1,663,200
Interline Brands, Inc., (a)
7.00%, 11/15/18	B2/BB-	1,500	1,513,125
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	655	655,000
Standard Pacific Corp.,
8.375%, 5/15/18	B3/B-	710	734,850

			4,566,175

Chemicals—3.0%
Hexion US Finance Corp.,
8.875%, 2/1/18	B3/CCC+	965	998,775
Huntsman International LLC,
8.625%, 3/15/20	B3/B-	785	841,913
Momentive Performance Materials, Inc.,
11.50%, 12/1/16	Caa2/CCC	1,000	1,055,000

			2,895,688

Commercial Services—10.9%
Avis Budget Car Rental LLC,
7.75%, 5/15/16	B3/B	865	869,325
Cardtronics, Inc.,
8.25%, 9/1/18	B2/BB-	960	1,008,000
Cenveo Corp.,
7.875%, 12/1/13	Caa1/B-	650	638,625
10.50%, 8/15/16 (a)	B3/B-	1,000	1,032,500
Deluxe Corp.,
7.375%, 6/1/15	Ba1/BB-	595	618,800
Hertz Corp.,
10.50%, 1/1/16	B3/CCC+	590	622,450
Interactive Data Corp., (a)
10.25%, 8/1/18	Caa1/B-	565	613,025
KAR Auction Services, Inc.,
8.75%, 5/1/14	B3/CCC+	830	862,163
National Money Mart Co.,
10.375%, 12/15/16	B2/B+	810	866,700

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value

PHH Corp., (a)
9.25%, 3/1/16	Ba2/BB+	$680	$700,400
RSC Equipment Rental, Inc.,
9.50%, 12/1/14	Caa2/B-	920	952,200
United Rentals North America, Inc.,
8.375%, 9/15/20	Caa1/CCC+	1,625	1,612,812

			10,397,000

Communications—1.2%
Affinion Group, Inc.,
11.50%, 10/15/15	Caa1/B-	1,085	1,098,562

Consumer Products—1.3%
Jarden Corp.,
7.50%, 5/1/17	B2/B	430	452,575
Revlon Consumer Products Corp.,
9.75%, 11/15/15	B3/B	745	785,975

			1,238,550

Diversified Manufacturing—0.9%
Polypore International, Inc., (a)
7.50%, 11/15/17	B3/B-	645	$656,288
Polypore, Inc.,
8.75%, 5/15/12	B3/B-	182	183,365

			839,653

Electrical Equipment—0.7%
General Cable Corp.,
7.125%, 4/1/17	Ba3/B+	620	637,050

Electronics—3.7%
Kemet Corp., (a)
10.50%, 5/1/18	B1/B	1,495	1,607,125
NXP BV, (a)
9.75%, 8/1/18	B3/B-	1,000	1,085,000
Sanmina-SCI Corp.,
8.125%, 3/1/16	B2/CCC+	850	856,375

			3,548,500

Energy—0.8%
Cloud Peak Energy Resources LLC,
8.25%, 12/15/17	B1/BB-	675	739,125

Financial Services—6.5%
Ally Financial, Inc.,
6.75%, 12/1/14	B3/B	972	1,003,590
American General Finance Corp.,
6.90%, 12/15/17	B3/B	715	570,212
BAC Capital Trust XI,
6.625%, 5/23/36	Baa3/BB	530	511,810
CIT Group, Inc.,
7.00%, 5/1/16	B3/B+	1,600	1,580,000
Ford Motor Credit Co. LLC,
8.125%, 1/15/20	Ba2/B+	795	912,596
International Lease Finance Corp., (a)
8.625%, 9/15/15	B1/BB+	545	576,338
SLM Corp.,
8.45%, 6/15/18	Ba1/BBB-	1,000	1,044,832

			6,199,378

Health Care Equipment & Supplies—0.6%
Hanger Orthopedic Group, Inc., (a)
7.125%, 11/15/18	B3/B	585	574,031

Healthcare & Hospitals—3.5%
Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	1,490	1,562,637
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	860	922,350
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	755	811,625

			3,296,612

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value

Hotels/Gaming—2.2%
Harrah’s Operating Co., Inc.,
11.25%, 6/1/17	Caa1/B	$315	$344,925
12.75%, 4/15/18 (a)	Ca/CCC	1,005	989,925
MGM Resorts International,
11.375%, 3/1/18	Caa1/CCC+	705	729,675

			2,064,525

Household Durables—0.9%
Libbey Glass, Inc., (a)
10.00%, 2/15/15	B2/B	765	822,375

Internet Software & Services—1.2%
Equinix, Inc.,
8.125%, 3/1/18	Ba2/B+	465	489,412
Terremark Worldwide, Inc.,
12.00%, 6/15/17	B1/B-	610	692,350

			1,181,762

Leisure—2.4%
NCL Corp. Ltd.,
9.50%, 11/15/18 (a)	Caa1/B	385	394,144
11.75%, 11/15/16	B2/B+	520	591,500
Travelport LLC,
9.875%, 9/1/14	B3/CCC+	1,360	1,353,200

			2,338,844

Leisure Equipment & Products—0.8%
Scientific Games Corp., (a)
8.125%, 9/15/18	B1/BB-	735	740,512

Machinery—0.8%
Baldor Electric Co.,
8.625%, 2/15/17	B3/B	695	778,400

Materials & Processing—0.8%
Novelis, Inc.,
11.50%, 2/15/15	B1/B-	620	762,600

Multi-Media—4.4%
Cablevision Systems Corp.,
8.625%, 9/15/17	B1/B+	655	715,587
CCO Holdings LLC, (a)
7.875%, 4/30/18	B2/B	450	468,000
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17	B2/B	800	852,000
McClatchy Co.,
11.50%, 2/15/17	B1/B-	350	368,375
Media General, Inc.,
11.75%, 2/15/17	B2/B	950	983,250
Mediacom Broadband LLC,
8.50%, 10/15/15	B3/B-	780	781,950

			4,169,162

Oil & Gas—8.3%
Allis-Chalmers Energy, Inc.,
9.00%, 1/15/14	Caa1/B-	810	826,200
BreitBurn Energy Partners L.P., (a)
8.625%, 10/15/20	B3/B+	900	902,250
Carrizo Oil & Gas, Inc., (a)
8.625%, 10/15/18	B3/B-	1,485	1,485,000
Energy Transfer Equity L.P.,
7.50%, 10/15/20	Ba2/BB-	885	920,400
Exterran Holdings, Inc., (a)
7.25%, 12/1/18	Ba3/BB	645	646,612
Frac Tech Services LLC, (a)
7.125%, 11/15/18	B2/B+	1,465	1,457,675
Petrohawk Energy Corp.,
7.25%, 8/15/18	B3/B+	375	375,938
7.875%, 6/1/15	B3/B+	390	403,650

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	65

Schedule of Investments (cont.)

Allianz AGIC High Yield Bond Fund

November 30, 2010

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value

Pioneer Drilling Co.,
9.875%, 3/15/18	NR/B	$870	$922,200

			7,939,925

Paper/Paper Products—0.8%
Neenah Paper, Inc.,
7.375%, 11/15/14	B1/BB-	775	787,594

Pharmaceuticals—0.4%
Endo Pharmaceuticals Holdings, Inc. (a),
7.00%, 12/15/20	Ba2/BB+	390	394,875

Real Estate Investment Trust—0.6%
CB Richard Ellis Services, Inc.,
11.625%, 6/15/17	Ba2/B+	485	564,419

Retail—4.8%
Brown Shoe Co., Inc.,
8.75%, 5/1/12	B3/B+	555	568,875
DineEquity, Inc., (a)
9.50%, 10/30/18	B3/CCC+	675	702,000
Inergy L.P.,
8.25%, 3/1/16	Ba3/B+	845	883,025
Neiman Marcus Group, Inc.,
10.375%, 10/15/15	Caa2/CCC+	1,080	1,142,100
Rite Aid Corp.,
8.625%, 3/1/15	Caa3/CCC	965	825,075
Star Gas Partners L.P., (a)
8.875%, 12/1/17	B2/B-	515	511,137

			4,632,212

Technology—3.1%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	Ba3/B+	920	975,200
First Data Corp.,
9.875%, 9/24/15	Caa1/B-	535	457,425
Freescale Semiconductor, Inc.,
8.875%, 12/15/14	Caa2/CCC	1,495	1,524,900

			2,957,525

Telecommunications—12.6%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	B3/B-	1,790	1,628,900
Crown Castle International Corp.,
9.00%, 1/15/15	B1/B-	500	553,750
DigitalGlobe, Inc.,
10.50%, 5/1/14	Ba3/BBB-	850	964,750
Global Crossing Ltd.,
12.00%, 9/15/15	B2/B	650	734,500
Hughes Network Systems LLC,
9.50%, 4/15/14	B1/B	990	1,019,700
9.50%, 4/15/14	B1/B	900	927,000
Intelsat Jackson Holdings S.A.,
9.50%, 6/15/16	B3/B+	735	779,100
ITC Deltacom, Inc.,
10.50%, 4/1/16	B3/B-	1,135	1,222,963
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/NR	955	970,519
Nextel Communications, Inc.,
7.375%, 8/1/15	Ba2/BB-	965	936,050
NII Capital Corp.,
8.875%, 12/15/19	B1/BB-	470	511,125
West Corp.,
11.00%, 10/15/16	Caa1/B-	935	1,007,462
Windstream Corp.,
8.625%, 8/1/16	Ba3/B+	770	802,725

			12,058,544

Trading Companies & Distributors—0.9%
Aircastle Ltd.,
9.75%, 8/1/18	Ba3/BB+	810	882,900

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value
Transportation—2.3%
Kansas City Southern Railway,
8.00%, 6/1/15	B1/BB-	$670	$718,575
Quality Distribution LLC, (a)(b)
9.875%, 11/1/18	Caa1/B-	1,500	1,475,625

			2,194,200

Utilities—2.5%
Calpine Corp., (a)
7.50%, 2/15/21	B1/B+	1,520	1,501,000
Edison Mission Energy,
7.00%, 5/15/17	B3/B-	1,150	908,500

			2,409,500

Wholesale—0.9%
WESCO Distribution, Inc.,
7.50%, 10/15/17	B1/B	890	906,688

Total Corporate Bonds & Notes (cost—$87,372,811)			92,254,668

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $854,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $871,929 including accrued interest
(cost—$854,000)		854	854,000

Total Investments (cost—$88,226,811)—97.4%			93,108,668

Other assets less liabilities—2.6%			2,482,601

Net Assets—100.0%			$95,591,269

Notes to Schedule of Investments:
* Unaudited.

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Fair-Valued—Security with a value of $1,475,625, representing 1.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
NR—Not Rated

66	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz AGIC International Growth Fund

November 30, 2010

	Shares	Value

COMMON STOCK—98.3%
Australia—5.8%
BHP Billiton Ltd.	54,722	$2,249,782
Incitec Pivot Ltd.	458,425	1,638,560
Rio Tinto Ltd.	27,753	2,179,042

		6,067,384

Belgium—5.9%
Anheuser-Busch InBev NV	29,644	1,620,632
Bekaert S.A.	13,512	1,278,828
Millicom International Cellular S.A.	14,400	1,249,632
Umicore	42,169	1,998,731

		6,147,823

Brazil—1.9%
Vale S.A. ADR	63,400	2,008,512

Canada—2.6%
Barrick Gold Corp.	31,048	1,600,263
Canadian Natural Resources Ltd.	28,627	1,101,242

		2,701,505

China—2.0%
Baidu, Inc. ADR (b)	10,100	1,062,419
Sinopharm Group Co.	272,400	990,891

		2,053,310

Denmark—3.7%
Danske Bank A/S (b)	43,573	1,080,774
Novo Nordisk A/S, Class B	27,680	2,746,764

		3,827,538

France—5.1%
Cie Generale d’Optique Essilor International S.A.	25,642	1,601,475
Eutelsat Communications	42,780	1,440,086
L’Oreal S.A.	12,929	1,374,047
Vallourec S.A.	9,882	935,973

		5,351,581

Germany—14.2%
Adidas AG	27,653	1,735,007
Aixtron AG	45,177	1,367,897
Bayerische Motoren Werke AG	38,799	2,912,068
Fresenius Medical Care AG & Co. KGaA	26,262	1,516,253
Infineon Technologies AG (b)	261,465	2,313,806
Kabel Deutschland Holding AG (b)	22,505	1,048,149
Siemens AG	21,199	2,310,616
Tognum AG	71,370	1,693,181

		14,896,977

Hong Kong—5.8%
AIA Group Ltd. (b)	212,193	612,113
BOC Hong Kong Holdings Ltd.	713,500	2,438,642
Hongkong Land Holdings Ltd.	207,000	1,403,254
Wharf Holdings Ltd.	241,000	1,606,448

		6,060,457

Italy—1.6%
Saipem SpA	39,554	1,646,927

	Shares	Value

Japan—10.4%
Canon, Inc.	34,600	$1,627,940
Fanuc Corp.	16,400	2,344,094
Honda Motor Co., Ltd.	52,000	1,880,888
Komatsu Ltd.	60,100	1,660,927
Mitsubishi Corp.	45,200	1,141,114
Mitsubishi Estate Co., Ltd.	57,000	960,732
Mitsubishi UFJ Financial Group, Inc.	261,200	1,238,488

		10,854,183

Korea (Republic of)—1.5%
Hyundai Motor Co.	10,745	1,596,948

Malaysia—1.4%
CIMB Group Holdings Bhd.	566,400	1,507,674

Netherlands—3.8%
ASML Holding NV	45,054	1,466,320
Heineken NV	30,479	1,410,061
Nutreco Holding NV	16,074	1,128,862

		4,005,243

Norway—1.2%
DnB NOR ASA	100,400	1,228,630

Russian Federation—0.1%
Mail.ru Group Ltd. GDR (b)	2,248	92,168

Singapore—0.9%
DBS Group Holdings Ltd.	87,000	921,897

South Africa—1.1%
Aspen Pharmacare Holdings Ltd. (b)	87,047	1,143,002

Switzerland—7.0%
Cie Financiere Richemont S.A.	44,188	2,383,377
Nestle S.A.	62,955	3,420,310
Temenos Group AG (b)	46,511	1,553,781

		7,357,468

Taiwan—0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	72,900	783,675

United Kingdom—21.6%
Admiral Group PLC	79,262	1,887,439
ARM Holdings PLC	215,643	1,335,654
AstraZeneca PLC	41,916	1,959,346
Barclays PLC	288,249	1,158,107
British American Tobacco PLC	41,289	1,498,955
HSBC Holdings PLC	273,301	2,765,668
HSBC Holdings PLC (c)	50,800	514,303
Imagination Technologies Group PLC (b)	225,991	1,265,660
Petrofac Ltd.	61,992	1,342,611
Reckitt Benckiser Group PLC	34,301	1,818,140
Shire PLC	77,381	1,813,155
Standard Chartered PLC	60,281	1,623,844
Tullow Oil PLC	75,998	1,354,681
Vodafone Group PLC	907,797	2,264,863

		22,602,426

Total Common Stock (cost—$88,574,937)		102,855,328

	Principal Amount (000s)	Value
Repurchase Agreement—1.1%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $1,090,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $1,116,681 including accrued interest (cost—$1,090,000)	$1,090	$1,090,000

Total Investments (cost—$89,664,937) (a)—99.4%		103,945,328

Other assets less liabilities—0.6%		666,987

Net Assets—100.0%		$104,612,315

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $93,297,155, representing 89.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security trading on Hong Kong Stock Exchange.

Glossary:
ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	67

Schedule of Investments

Allianz AGIC International Growth Opportunities Fund

November 30, 2010

	Shares	Value

COMMON STOCK—91.8%
Australia—2.8%
Mount Gibson Iron Ltd. (b)	994,551	$1,840,328
Reject Shop Ltd.	119,580	1,949,525

		3,789,853

Belgium—3.3%
Bekaert S.A.	24,327	2,302,402
Umicore	45,375	2,150,690

		4,453,092

Brazil—2.7%
Drogasil S.A.	79,400	1,944,017
Mills Estruturas e Servicos de Engenharia S.A. (b)	118,500	1,710,530

		3,654,547

Canada—5.6%
Calfrac Well Services Ltd.	78,800	2,391,135
Capstone Mining Corp. (b)	507,900	2,147,276
NAL Oil & Gas Trust, UNIT	91,600	1,072,556
Valeant Pharmaceuticals International, Inc.	81,000	2,095,470

		7,706,437

China—5.8%
7 Days Group Holdings Ltd. ADR (b)	89,300	2,118,196
Concord Medical Services Holdings Ltd. ADR (b)	215,700	1,630,692
Huabao International Holdings Ltd.	1,311,000	2,072,748
Minth Group Ltd.	1,024,000	1,733,273
Noah Holdings Ltd. ADR (b)	18,500	298,960
Peace Mark Holdings Ltd. (b)(c)	2,428,000	—

		7,853,869

Finland—1.4%
Outotec Oyj	40,149	1,974,819

France—3.0%
EDF Energies Nouvelles S.A.	35,053	1,308,801
Ingenico	91,782	2,728,436

		4,037,237

Germany—6.7%
GEA Group AG	87,234	2,091,847
Kabel Deutschland Holding AG (b)	67,028	3,121,766
Wacker Neuson SE (b)	95,429	1,442,258
Wirecard AG	186,384	2,456,189

		9,112,060

Hong Kong—4.2%
Dah Sing Financial Holdings Ltd.	290,000	2,008,502
Mongolian Mining Corp. (b)	1,500,000	1,641,962
VTech Holdings Ltd.	198,300	2,079,898

		5,730,362

Indonesia—1.4%
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (b)	11,600,500	1,861,935

	Shares	Value

Ireland—1.8%
Kingspan Group PLC	138,384	$1,086,758
Smurfit Kappa Group PLC (b)	156,173	1,376,472

		2,463,230

Italy—3.7%
Autogrill SpA (b)	174,078	2,224,375
Maire Tecnimont SpA	413,710	1,620,930
Prysmian SpA	79,714	1,268,360

		5,113,665

Japan—9.7%
Air Water, Inc.	127,000	1,503,866
FP Corp.	36,500	1,905,994
K’s Holdings Corp.	106,100	2,762,537
Nabtesco Corp.	100,100	1,845,317
OKUMA Corp. (b)	284,000	1,893,986
Torishima Pump Manufacturing Co., Ltd.	92,900	1,622,687
Towa Pharmaceutical Co., Ltd.	29,200	1,634,258

		13,168,645

Malaysia—3.0%
Alliance Financial Group Bhd.	2,496,300	2,481,279
Supermax Corp. Bhd.	1,226,500	1,605,067

		4,086,346

Netherlands—3.8%
Ten Cate NV	66,422	2,247,508
Unit 4 NV	105,983	2,917,847

		5,165,355

Norway—0.5%
Petroleum Geo-Services ASA (b)	52,482	635,613

Singapore—5.0%
Goodpack Ltd.	1,799,000	2,805,860
Hyflux Ltd.	707,000	1,686,290
M1 Ltd.	1,367,000	2,289,647

		6,781,797

Spain—0.9%
Tecnicas Reunidas S.A.	22,786	1,232,132

Switzerland—4.6%
Banque Cantonale Vaudoise	2,281	1,034,397
Dufry Group (b)	25,024	3,011,231
Partners Group Holding AG	12,814	2,234,089

		6,279,717

United Kingdom—21.9%
ARM Holdings PLC	395,741	2,451,149
Chemring Group PLC	43,934	1,957,187
Cookson Group PLC (b)	203,906	1,708,870
Croda International PLC	129,799	2,937,091
Dechra Pharmaceuticals PLC	153,980	1,204,726
Hargreaves Lansdown PLC	336,949	2,583,307
IG Group Holdings PLC	415,282	3,177,476
Inchcape PLC (b)	436,997	2,208,193
John Wood Group PLC	343,333	2,493,129
Meggitt PLC	342,389	1,731,206
Petrofac Ltd.	57,574	1,246,927
Senior PLC	811,802	1,681,939
SuperGroup PLC (b)	100,672	2,458,466
Victrex PLC	109,069	2,026,798

		29,866,464

Total Common Stock (cost—$97,977,078)		124,967,175

	Shares	Value
PREFERRED STOCK—1.9%
Brazil—1.9%
Banco do Estado do Rio Grande do Sul, Class B (cost—$693,254)	233,300	$2,651,940

RIGHTS—0.0%
Hong Kong—0.0%
Dah Sing Financial Holdings Ltd., expires 12/10/10 (b) (cost—$0)	36,250	74,227

EQUITY-LINKED SECURITY—1.5%
	Units
Credit Suisse-Giant Manufacturing Co., Ltd., Expires 8/22/11 (b) (cost—$880,774)	524,918	2,015,685

	Principal Amount (000s)
Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $6,490,002; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $6,623,601 including accrued interest (cost—$6,490,000)	$6,490	6,490,000

Total Investments (cost—$106,041,106) (a)—100.0%		136,199,027

Liabilities in excess of other assets—(0.0)%		(43,644)

Net Assets—100.0%		$136,155,383

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $95,124,319, representing 69.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-Valued— Security with a value of $—. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

68	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz AGIC Micro Cap Fund

November 30, 2010

	Shares	Value

COMMON STOCK—97.5%
Air Freight & Logistics—1.6%
Air Transport Services Group, Inc. (a)	71,200	$525,456
Pacer International, Inc. (a)	70,600	394,654

		920,110

Auto Components—3.0%
Amerigon, Inc. (a)	40,900	429,450
SORL Auto Parts, Inc. (a)	38,400	355,200
Standard Motor Products, Inc.	36,400	457,912
Stoneridge, Inc. (a)	38,600	501,800

		1,744,362

Biotechnology—0.9%
Micromet, Inc. (a)	43,500	315,810
OncoGenex Pharmaceutical, Inc. (a)	12,300	197,538

		513,348

Chemicals—4.1%
LSB Industries, Inc. (a)	23,300	537,298
Omnova Solutions, Inc. (a)	74,000	649,720
TPC Group, Inc. (a)	22,800	636,576
Zagg, Inc. (a)	77,100	555,120

		2,378,714

Commercial Banks—1.4%
Cardinal Financial Corp.	35,100	363,636
WesBanco, Inc.	24,200	421,806

		785,442

Commercial Services & Supplies—2.2%
Metalico, Inc. (a)	104,800	457,976
Schawk, Inc.	20,500	367,770
Team, Inc. (a)	22,700	462,172

		1,287,918

Communications Equipment—2.0%
Anaren, Inc. (a)	25,100	457,071
Ceragon Networks Ltd. (a)	42,500	453,050
Oplink Communications, Inc. (a)	15,100	261,079

		1,171,200

Computers & Peripherals—0.5%
Stratasys, Inc. (a)	8,100	273,942

Containers & Packaging—0.7%
Boise, Inc.	52,300	384,405

Diversified Financial Services—0.5%
Encore Capital Group, Inc. (a)	15,600	290,004

Electrical Equipment—2.0%
Lihua International, Inc. (a)	38,700	463,626
PowerSecure International, Inc. (a)	31,600	272,392
Satcon Technology Corp. (a)	119,300	421,129

		1,157,147

Electronic Equipment, Instruments & Components—5.7%
DDi Corp.	49,800	522,402
Kemet Corp. (a)	46,300	655,145
LeCroy Corp. (a)	50,700	471,003
Measurement Specialties, Inc. (a)	24,700	631,826
Newport Corp. (a)	39,300	571,029
Spectrum Control, Inc. (a)	27,900	426,033

		3,277,438

	Shares	Value

Energy Equipment & Services—1.8%
Basic Energy Services, Inc. (a)	34,400	$498,800
Gulf Island Fabrication, Inc.	19,100	511,116

		1,009,916

Health Care Equipment & Supplies—2.8%
Antares Pharma, Inc. (a)	197,900	282,997
Cantel Medical Corp.	20,800	419,952
ICU Medical, Inc. (a)	9,200	337,180
Natus Medical, Inc. (a)	24,100	309,926
Symmetry Medical, Inc. (a)	35,000	285,950

		1,636,005

Health Care Providers & Services—3.5%
America Service Group, Inc.	23,700	347,916
Bio-Reference Labs, Inc. (a)	22,020	461,759
Continucare Corp. (a)	87,200	411,584
MWI Veterinary Supply, Inc. (a)	7,900	482,690
U.S. Physical Therapy, Inc. (a)	16,100	308,959

		2,012,908

Health Care Technology—2.1%
Computer Programs & Systems, Inc.	8,600	401,534
Omnicell, Inc. (a)	32,300	432,820
Vital Images, Inc. (a)	28,300	379,786

		1,214,140

Hotels, Restaurants & Leisure—2.8%
AFC Enterprises, Inc. (a)	43,400	576,352
Caribou Coffee Co., Inc. (a)	45,400	496,676
Shuffle Master, Inc. (a)	47,400	508,602

		1,581,630

Household Durables—1.1%
Kid Brands, Inc. (a)	43,900	413,099
Lifetime Brands, Inc. (a)	15,500	228,470

		641,569

Internet Software & Services—7.5%
Internap Network Services Corp. (a)	76,600	400,618
Internet Capital Group, Inc. (a)	49,500	613,305
KIT Digital, Inc. (a)	41,100	565,947
LivePerson, Inc. (a)	77,200	745,752
support.com, Inc. (a)	85,500	553,185
Terremark Worldwide, Inc. (a)	51,800	619,787
Vocus, Inc. (a)	17,900	438,192
Zix Corp. (a)	96,900	372,096

		4,308,882

IT Services—1.3%
Lionbridge Technologies, Inc. (a)	78,500	255,910
Virtusa Corp. (a)	33,800	461,032

		716,942

Machinery—7.2%
Altra Holdings, Inc. (a)	26,500	444,670
American Railcar Industries, Inc. (a)	25,800	387,258
Cascade Corp.	12,000	438,240
Columbus McKinnon Corp. (a)	23,000	377,430
Commercial Vehicle Group, Inc. (a)	28,500	403,845
Greenbrier Cos., Inc. (a)	24,900	467,124
NN, Inc. (a)	47,500	475,000
Titan International, Inc.	39,400	629,612
Wabash National Corp. (a)	50,700	534,885

		4,158,064

	Shares	Value

Marine—0.4%
American Commercial Lines, Inc. (a)	7,600	$250,800

Media—0.6%
Ballantyne Strong, Inc. (a)	51,400	352,604

Metals & Mining—2.4%
Brush Engineered Materials, Inc. (a)	17,500	616,000
Horsehead Holding Corp. (a)	38,500	447,755
Puda Coal, Inc. (a)	21,700	305,536

		1,369,291

Oil, Gas & Consumable Fuels—9.5%
Abraxas Petroleum Corp. (a)	160,700	684,582
Approach Resources, Inc. (a)	33,100	604,737
Clayton Williams Energy, Inc. (a)	12,200	916,952
Georesources, Inc. (a)	28,200	561,744
Gulfport Energy Corp. (a)	56,800	1,058,752
Kodiak Oil & Gas Corp. (a)	117,000	585,000
Magnum Hunter Resources Corp. (a)	112,300	689,522
Rex Energy Corp. (a)	31,800	376,830

		5,478,119

Paper & Forest Products—1.5%
KapStone Paper and
Packaging Corp. (a)	30,000	441,600
Neenah Paper, Inc.	22,000	405,240

		846,840

Personal Products—0.9%
Elizabeth Arden, Inc. (a)	24,900	530,619

Pharmaceuticals—2.1%
AVANIR Pharmaceuticals, Inc. (a)	55,500	237,540
Hi-Tech Pharmacal Co., Inc. (a)	18,400	437,552
Inspire Pharmaceuticals, Inc. (a)	29,100	203,118
Jazz Pharmaceuticals, Inc. (a)	20,000	333,000

		1,211,210

Professional Services—2.4%
Acacia Research—Acacia
Technologies (a)	31,900	869,275
SFN Group, Inc. (a)	59,900	513,343

		1,382,618

Road & Rail—1.2%
Saia, Inc. (a)	23,900	360,173
Vitran Corp., Inc. (a)	29,100	337,560

		697,733

Semiconductors & Semiconductor Equipment—7.6%
Amtech Systems, Inc. (a)	20,200	418,140
AXT, Inc. (a)	80,200	661,650
Ceva, Inc. (a)	25,500	591,600
Daqo New Energy Corp. ADR (a)	29,800	313,198
Entropic Communications, Inc. (a)	56,500	505,110
EZchip Semiconductor Ltd. (a)	9,300	226,455
MIPS Technologies, Inc. (a)	52,900	718,911
Photronics, Inc. (a)	54,000	345,060
Silicon Image, Inc. (a)	78,600	602,862

		4,382,986

Software—5.7%
Bottomline Technologies, Inc. (a)	32,300	611,439

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	69

Schedule of Investments (cont.)

Allianz AGIC Micro Cap Fund

November 30, 2010

	Shares	Value

Kenexa Corp. (a)	26,400	$483,384
Magma Design Automation, Inc. (a)	119,900	496,386
OPNET Technologies, Inc.	31,200	758,784
Radiant Systems, Inc. (a)	19,300	348,365
Sonic Solutions, Inc. (a)	23,400	233,532
THQ, Inc. (a)	64,100	326,910

		3,258,800

Specialty Retail—2.0%
Lithia Motors, Inc., Class A	34,400	445,824
Shoe Carnival, Inc. (a)	24,900	690,726

		1,136,550

Textiles, Apparel & Luxury Goods—2.8%
Kenneth Cole Productions, Inc. (a)	18,000	243,540
Oxford Industries, Inc.	17,300	427,310
Perry Ellis International, Inc. (a)	20,800	565,968
Unifi, Inc. (a)	26,134	371,626

		1,608,444

Thrifts & Mortgage Finance—0.7%
WSFS Financial Corp.	9,200	400,200

Trading Companies & Distributors—3.0%
CAI International, Inc. (a)	31,400	642,130
DXP Enterprises, Inc. (a)	26,500	570,280
Titan Machinery, Inc. (a)	25,800	540,897

		1,753,307

Total Common Stock (cost—$41,121,669)		56,124,207

	Principal Amount (000s)
Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $1,266,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $1,295,146 including accrued interest (cost—$1,266,000)	$1,266	1,266,000

Total Investments (cost—$42,387,669)—99.7%		57,390,207

Other assets less liabilities—0.3%		201,268

Net Assets—100.0%		$57,591,475

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

70	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz AGIC Small to Mid Cap Growth Fund

November 30, 2010

	Shares	Value

COMMON STOCK—98.5%
Aerospace & Defense—0.9%
Triumph Group, Inc.	300	$25,239

Air Freight & Logistics—0.8%
UTI Worldwide, Inc.	1,200	23,100

Auto Components—1.6%
Modine Manufacturing Co. (a)	1,600	22,176
Standard Motor Products, Inc.	1,900	23,902

		46,078

Biotechnology—2.7%
Alexion Pharmaceuticals, Inc. (a)	430	32,873
BioMarin Pharmaceutical, Inc. (a)	900	24,372
United Therapeutics Corp. (a)	300	18,879

		76,124

Chemicals—6.0%
Celanese Corp., Ser. A	700	25,900
CF Industries Holdings, Inc.	200	24,154
Ferro Corp. (a)	1,700	24,259
Methanex Corp.	900	26,379
PolyOne Corp. (a)	1,800	22,428
Terra Nitrogen Co. L.P. (a)	200	19,384
TPC Group, Inc. (a)	1,000	27,920

		170,424

Commercial Services & Supplies—1.4%
Deluxe Corp.	900	19,071
Steelcase, Inc., Class A	2,200	21,076

		40,147

Communications Equipment—0.8%
ADTRAN, Inc.	700	21,798

Construction & Engineering—1.5%
Chicago Bridge & Iron Co. NV (a)	800	22,648
MasTec, Inc. (a)	1,400	20,062

		42,710

Containers & Packaging—0.7%
Packaging Corp. of America	800	20,520

Diversified Telecommunication Services—0.6%
AboveNet, Inc. (a)	300	17,610

Electrical Equipment—2.7%
Baldor Electric	500	31,655
Belden, Inc.	900	29,952
EnerSys (a)	500	15,095

		76,702

Electronic Equipment, Instruments & Components—2.5%
Kemet Corp. (a)	1,866	26,404
OSI Systems, Inc. (a)	700	24,409
Vishay Intertechnology, Inc. (a)	1,400	19,964

		70,777

Energy Equipment & Services—2.6%
Complete Production
Services, Inc. (a)	1,000	28,450
McDermott International, Inc. (a)	1,200	21,996
RPC, Inc.	800	23,440

		73,886

Food & Staples Retailing—0.5%
United Natural Foods, Inc. (a)	400	14,976

	Shares	Value

Food Products—1.4%
B&G Foods, Inc.	1,700	$21,726
Darling International, Inc. (a)	1,700	19,686

		41,412

Health Care Equipment & Supplies—1.3%
Hill-Rom Holdings, Inc.	500	19,790
Resmed, Inc. (a)	560	17,892

		37,682

Health Care Providers & Services—1.6%
DaVita, Inc. (a)	300	21,810
Health Management Associates, Inc., Class A (a)	2,700	24,057

		45,867

Hotels, Restaurants & Leisure—2.5%
Gaylord Entertainment Co. (a)	800	27,464
Ruby Tuesday, Inc. (a)	1,400	17,906
Wyndham Worldwide Corp.	900	25,875

		71,245

Household Durables—2.1%
Jarden Corp.	600	18,420
Newell Rubbermaid, Inc.	1,300	21,801
Tempur-Pedic International, Inc. (a)	600	21,066

		61,287

Internet Software & Services—4.1%
IAC/InterActiveCorp. (a)	1,000	28,160
SAVVIS, Inc. (a)	900	22,617
support.com, Inc. (a)	4,300	27,821
Terremark Worldwide, Inc. (a)	1,600	19,144
Vocus, Inc. (a)	800	19,584

		117,326

IT Services—1.6%
Alliance Data Systems Corp. (a)	300	18,924
Camelot Information Systems, Inc. ADR (a)	100	2,129
VeriFone Systems, Inc. (a)	700	24,325

		45,378

Life Sciences Tools & Services—0.8%
Bruker Corp. (a)	1,400	21,588

Machinery—7.3%
AGCO Corp. (a)	600	27,084
ArvinMeritor, Inc. (a)	1,300	23,205
Chart Industries, Inc. (a)	800	25,304
Flowserve Corp.	200	21,092
NACCO Industries, Inc., Class A	200	18,522
Sauer-Danfoss, Inc. (a)	700	21,273
SPX Corp.	300	19,704
Wabash National Corp. (a)	2,200	23,210
WABCO Holdings, Inc. (a)	600	29,820

		209,214

Media—2.8%
Interpublic Group of Cos., Inc. (a)	2,400	25,560
Liberty Media Corp.—Capital, Ser. A (a)	600	34,548
Liberty Media Corp.—Starz, Ser. A (a)	300	18,854

		78,962

Metals & Mining—2.4%
Century Aluminum Co. (a)	1,200	16,614
Horsehead Holding Corp. (a)	1,800	20,934
Walter Energy, Inc.	300	30,792

		68,340

	Shares	Value

Multiline Retail—0.8%
Dollar Tree, Inc. (a)	400	$21,980

Oil, Gas & Consumable Fuels—9.2%
Alpha Natural Resources, Inc. (a)	400	19,824
Atlas Pipeline Partners L.P. (a)	800	19,032
Berry Petroleum Co., Class A	700	26,677
Brigham Exploration Co. (a)	900	22,635
Carrizo Oil & Gas, Inc. (a)	800	23,216
Clayton Williams Energy, Inc. (a)	200	15,032
Georesources, Inc. (a)	1,200	23,904
Northern Oil and Gas, Inc. (a)	1,200	27,420
Oasis Petroleum, Inc. (a)	700	17,766
Petroleum Development Corp. (a)	500	17,810
Swift Energy Co. (a)	700	25,543
Transglobe Energy Corp. (a)	1,500	24,915

		263,774

Personal Products—1.0%
Herbalife Ltd.	400	27,452

Pharmaceuticals—2.8%
Endo Pharmaceuticals
Holdings, Inc. (a)	700	25,207
Mylan, Inc. (a)	1,100	21,521
Salix Pharmaceuticals Ltd. (a)	400	17,860
Valeant Pharmaceuticals International, Inc.	600	15,522

		80,110

Professional Services—1.3%
Korn/Ferry International (a)	1,300	22,516
SFN Group, Inc. (a)	1,900	16,283

		38,799

Real Estate Management & Development—1.7%
CB Richard Ellis Group, Inc., Class A (a)	1,300	24,947
Forest City Enterprises, Inc., Class A (a)	1,600	24,560

		49,507

Road & Rail—2.3%
Genesee & Wyoming, Inc., Class A (a)	500	23,745
Kansas City Southern (a)	500	23,670
Marten Transport Ltd.	900	19,350

		66,765

Semiconductors & Semiconductor Equipment—4.8%
Atmel Corp. (a)	2,300	23,897
AXT, Inc. (a)	2,400	19,800
Daqo New Energy Corp. ADR (a)	1,200	12,612
Entropic Communications, Inc. (a)	1,300	11,622
LDK Solar Co., Ltd. ADR (a)	1,600	16,000
Photronics, Inc. (a)	2,800	17,892
Renesola Ltd. ADR (a)	1,600	13,168
Skyworks Solutions, Inc. (a)	840	21,378

		136,369

Software—9.1%
Ariba, Inc. (a)	1,100	22,259
Cadence Design Systems, Inc. (a)	2,600	20,436
Compuware Corp. (a)	2,300	23,690
Magma Design Automation, Inc. (a)	6,400	26,496
Mentor Graphics Corp. (a)	2,000	22,490
Nuance Communications, Inc. (a)	1,270	22,447

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	71

Schedule of Investments (cont.)

Allianz AGIC Small to Mid Cap Growth Fund

November 30, 2010

	Shares	Value

Red Hat, Inc. (a)	400	$17,400
Rovi Corp. (a)	570	31,447
THQ, Inc. (a)	4,000	20,400
TIBCO Software, Inc. (a)	1,300	25,532
Verint Systems, Inc. (a)	800	26,320

		258,917

Specialty Retail—3.9%
Abercrombie & Fitch Co., Class A	400	20,100
AnnTaylor Stores Corp. (a)	800	21,528
JOS A Bank Clothiers, Inc. (a)	450	20,268
OfficeMax, Inc. (a)	1,300	22,217
PetSmart, Inc.	700	26,502

		110,615

Textiles, Apparel & Luxury Goods—1.4%
Hanesbrands, Inc. (a)	700	19,005
Phillips-Van Heusen Corp.	300	20,352

		39,357

Thrifts & Mortgage Finance—0.8%
MGIC Investment Corp. (a)	2,600	22,152

Trading Companies & Distributors—4.6%
Aircastle Ltd.	2,200	21,076
DXP Enterprises, Inc. (a)	1,000	21,520
Rush Enterprises, Inc., Class A (a)	1,000	17,570
TAL International Group, Inc.	800	22,664
United Rentals, Inc. (a)	1,000	19,620
WESCO International, Inc. (a)	600	28,632

		131,082

Wireless Telecommunication Services—1.6%
NII Holdings, Inc. (a)	600	23,256
SBA Communications Corp., Class A (a)	600	23,490

		46,746

Total Investments (cost—$2,180,272)—98.5%		2,812,017

Other assets less liabilities—1.5%		41,925

Net Assets—100.0%		$2,853,942

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

72	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz AGIC Ultra Micro Cap Fund

November 30, 2010

	Shares	Value

COMMON STOCK—96.6%
Aerospace & Defense—1.4%
CPI Aerostructures, Inc. (a)	4,700	$63,497

Air Freight & Logistics—0.9%
Pacer International, Inc. (a)	7,300	40,807

Auto Components—5.4%
Amerigon, Inc. (a)	3,800	39,900
Motorcar Parts of America, Inc. (a)	7,200	87,624
SORL Auto Parts, Inc. (a)	4,600	42,550
Stoneridge, Inc. (a)	6,300	81,900

		251,974

Biotechnology—0.4%
OncoGenex Pharmaceutical, Inc. (a)	1,100	17,666

Chemicals—3.3%
Flotek Industries, Inc. (a)	14,100	52,311
Material Sciences Corp. (a)	9,200	45,356
Zagg, Inc. (a)	7,500	54,000

		151,667

Commercial Banks—1.1%
Lakeland Bancorp, Inc.	4,700	49,115

Commercial Services & Supplies—3.0%
Ceco Environmental Corp. (a)	6,900	37,812
Metalico, Inc. (a)	10,790	47,152
Multi-Color Corp.	2,700	52,785

		137,749

Communications Equipment—3.8%
Alliance Fiber Optic Products, Inc.	4,200	43,554
AudioCodes Ltd. (a)	13,079	59,248
Silicom Ltd. (a)	4,400	71,324

		174,126

Computers & Peripherals—1.0%
OCZ Technology Group, Inc. (a)	11,000	44,440

Construction & Engineering—0.9%
Furmanite Corp. (a)	6,600	43,758

Diversified Financial Services—0.8%
Marlin Business Services Corp. (a)	3,500	37,100

Diversified Telecommunication Services—1.1%
8x8, Inc. (a)	19,500	51,480

Electrical Equipment—2.4%
LaBarge, Inc. (a)	3,000	42,510
PowerSecure International, Inc. (a)	3,800	32,756
Satcon Technology Corp. (a)	10,000	35,300

		110,566

Electronic Equipment, Instruments & Components—6.4%
DDi Corp.	4,500	47,205
LeCroy Corp. (a)	7,200	66,888
Measurement Specialties, Inc. (a)	3,500	89,530
PC Connection, Inc. (a)	5,000	45,100
Spectrum Control, Inc. (a)	3,000	45,810

		294,533

Energy Equipment & Services—2.7%
Bolt Technology Corp. (a)	2,700	35,262
Geokinetics, Inc. (a)	4,800	41,280
Mitcham Industries, Inc. (a)	5,200	49,400

		125,942

	Shares	Value

Food Products—1.0%
Inventure Foods, Inc. (a)	11,700	$45,279

Health Care Equipment & Supplies—3.6%
Cardiovascular Systems, Inc. (a)	5,300	47,488
LeMaitre Vascular, Inc. (a)	5,800	38,744
Synergetics USA, Inc. (a)	9,900	34,056
Vascular Solutions, Inc. (a)	4,320	45,706

		165,994

Health Care Providers & Services—2.9%
America Service Group, Inc.	2,620	38,462
Continucare Corp. (a)	10,300	48,616
U.S. Physical Therapy, Inc. (a)	2,510	48,167

		135,245

Health Care Technology—1.8%
HealthStream, Inc. (a)	7,700	47,509
Transcend Services, Inc. (a)	2,400	38,400

		85,909

Hotels, Restaurants & Leisure—2.0%
Caribou Coffee Co., Inc. (a)	4,900	53,606
Famous Dave’s Of America, Inc. (a)	4,200	41,580

		95,186

Household Durables—2.0%
Kid Brands, Inc. (a)	5,000	47,050
Lifetime Brands, Inc. (a)	3,000	44,220

		91,270

Internet & Catalog Retail—1.1%
Valuevision Media, Inc. (a)	15,100	52,699

Internet Software & Services—3.9%
Internap Network Services Corp. (a)	7,900	41,317
NaviSite, Inc. (a)	11,100	39,294
Saba Software, Inc. (a)	6,600	39,798
support.com, Inc. (a)	9,000	58,230

		178,639

IT Services—2.7%
Computer Task Group, Inc. (a)	4,300	42,355
PRGX Global, Inc. (a)	7,600	44,156
WidePoint Corp. (a)	29,200	38,836

		125,347

Machinery—3.6%
Key Technology, Inc. (a)	2,800	46,704
NN, Inc. (a)	6,500	65,000
Twin Disc, Inc.	2,200	53,680

		165,384

Media—0.7%
Ballantyne Strong, Inc. (a)	4,900	33,614

Metals & Mining—3.4%
Puda Coal, Inc. (a)	4,600	64,768
Universal Stainless & Alloy (a)	1,500	46,905
WHX Corp. (a)	4,400	47,828

		159,501

Oil, Gas & Consumable Fuels—7.4%
Abraxas Petroleum Corp. (a)	20,500	87,330
Approach Resources, Inc. (a)	3,600	65,772
Georesources, Inc. (a)	3,000	59,760
Magnum Hunter Resources Corp. (a)	13,500	82,890
Triangle Petroleum Corp. (a)	7,700	46,200

		341,952

Paper & Forest Products—0.7%
Neenah Paper, Inc.	1,700	31,314

Professional Services—1.7%
Barrett Business Services, Inc.	2,900	43,007

	Shares	Value

National Technical Systems, Inc.	4,400	$34,848

		77,855

Road & Rail—2.3%
Celadon Group, Inc. (a)	3,326	44,801
Quality Distribution, Inc. (a)	9,050	62,807

		107,608

Semiconductors & Semiconductor Equipment—3.7%
Amtech Systems, Inc. (a)	2,700	55,890
AXT, Inc. (a)	10,000	82,500
PDF Solutions, Inc. (a)	7,900	31,521

		169,911

Software—7.1%
Allot Communications Ltd. (a)	6,600	55,374
Callidus Software, Inc. (a)	8,900	42,898
ePlus., Inc. (a)	1,800	41,760
Evolving Systems, Inc.	5,100	40,290
Fundtech Ltd. (a)	2,300	36,687
Magic Software Enterprises Ltd.	9,400	61,006
Magma Design Automation, Inc. (a)	12,400	51,336

		329,351

Specialty Retail—1.2%
Shoe Carnival, Inc. (a)	2,100	58,254

Textiles, Apparel & Luxury Goods—3.9%
LJ International, Inc. (a)	10,200	36,414
Perry Ellis International, Inc. (a)	2,200	59,862
RG Barry Corp.	3,700	42,550
Rocky Brands, Inc. (a)	4,700	43,475

		182,301

Trading Companies & Distributors—5.3%
Aceto Corp.	5,900	44,191
CAI International, Inc. (a)	4,500	92,025
DXP Enterprises, Inc. (a)	2,500	53,800
Titan Machinery, Inc. (a)	2,600	54,509

		244,525

Total Common Stock (cost—$3,459,246)		4,471,558

	Principal Amount (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $107,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $112,178 including accrued interest (cost—$107,000)	$107	107,000

Total Investments (cost—$3,566,246)—98.9%		4,578,558

Other assets less liabilities—1.1%		50,115

Net Assets—100.0%		$4,628,673

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	73

Schedule of Investments

Allianz NFJ Global Dividend Value Fund

November 30, 2010

	Shares	Value

COMMON STOCK—95.9%
Australia—4.1%
BHP Billiton Ltd.	9,000	$370,017
Telstra Corp. Ltd.	138,800	373,496

		743,513

Belgium—1.9%
Delhaize Group S.A.	5,100	348,730

Brazil—5.9%
Banco Bradesco S.A. ADR	17,900	359,074
Cia de Saneamento Basico do Estado de Sao Paulo ADR	7,900	356,685
Cia Energetica de Minas Gerais ADR	20,900	356,972

		1,072,731

Canada—3.9%
Toronto-Dominion Bank/The	5,000	363,950
TransCanada Corp.	9,600	339,168

		703,118

China—1.9%
China Mobile Ltd. ADR	7,000	348,950

France—6.8%
Sanofi-Aventis S.A.	10,400	630,437
Total S.A.	12,400	601,902

		1,232,339

Germany—3.7%
RWE AG	5,200	323,032
Siemens AG	3,200	348,789

		671,821

Israel—1.7%
Elbit Systems Ltd.	6,600	308,880

Japan—2.1%
Mitsubishi Corp.	14,900	376,164

Korea (Republic of)—5.9%
POSCO	900	353,426
SK Telecom Co., Ltd.	4,800	708,292

		1,061,718

Norway—2.0%
Seadrill Ltd.	12,100	369,862

Russian Federation—1.9%
Lukoil OAO ADR	6,400	350,784

Spain—1.6%
Banco Santander S.A.	29,342	279,713

Sweden—2.0%
Svenska Cellulosa AB, Class B	24,100	351,723

Switzerland—1.8%
Zurich Financial Services AG	1,500	333,746

Turkey—1.9%
Turkcell Iletisim Hizmet AS ADR	20,200	344,208

United Kingdom—11.3%
AstraZeneca PLC	7,400	345,910
BAE Systems PLC	65,400	336,470
Diageo PLC	19,500	348,155
Marks & Spencer Group PLC	55,400	321,540
Pearson PLC	23,500	338,947
Unilever PLC	12,600	348,856

		2,039,878

	Shares	Value

United States—35.5%
Altria Group, Inc.	14,500	$348,000
Annaly Capital Management, Inc., REIT	39,700	722,143
Axis Capital Holdings Ltd.	10,400	367,536
CenturyLink, Inc.	8,607	370,015
ConocoPhillips	6,100	367,037
Diamond Offshore Drilling, Inc.	4,800	310,848
Goldman Sachs Group, Inc./The	2,200	343,508
Intel Corp.	18,500	390,720
International Business Machines Corp.	2,500	353,650
Kimberly-Clark Corp.	5,900	365,151
KLA-Tencor Corp.	10,300	377,701
Marathon Oil Corp.	10,500	351,435
Microsoft Corp.	14,400	363,024
Pfizer, Inc.	20,800	338,832
V.F. Corp.	4,300	356,384
Waste Management, Inc.	10,000	342,500
Xerox Corp.	31,600	362,136

		6,430,620

Total Common Stock (cost—$16,563,172)		17,368,498

	Principal Amount (000s)
Repurchase Agreement—3.7%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $660,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $678,167, including accrued interest (cost—$660,000)	$660	660,000

Total Investments (cost—$17,223,172) (a)—99.6%		18,028,498

Other assets less liabilities—0.4%		77,293

Net Assets—100.0%		$18,105,791

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $7,809,207, representing 43.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

74	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM All Horizons Fund

November 30, 2010

	Shares	Value

COMMON STOCK—85.0%
Australia—8.2%
Australia & New Zealand Banking Group Ltd.	2,870	$62,211
Dart Energy Ltd. (b)	28,090	31,771
Mesoblast Ltd. (b)	10,070	33,365
White Energy Co., Ltd. (b)	17,867	59,800

		187,147

Brazil—2.3%
Banco Santander Brasil S.A. ADR	3,945	51,482

Canada—8.2%
Potash Corp. of Saskatchewan, Inc.	244	35,109
Romarco Minerals, Inc. (b)	17,295	44,141
Suncor Energy, Inc.	1,678	56,361
Trican Well Service Ltd.	2,621	50,401

		186,012

China—5.8%
Bitauto Holdings Ltd. ADR (b)	1,366	17,553
China Merchants Bank Co., Ltd.	20,500	52,699
Dongfeng Motor Group Co., Ltd.	32,000	60,694

		130,946

France—2.2%
LVMH Moet Hennessy Louis Vuitton S.A.	334	50,588

Germany—2.5%
Adidas AG	893	56,029

Hong Kong—2.2%
Mongolian Mining Corp. (b)	44,973	49,229

Japan—5.8%
Canon, Inc.	1,300	61,165
Nidec Corp.	700	69,858

		131,023

Netherlands—2.2%
TNT NV	2,121	50,585

Switzerland—3.0%
Tyco International Ltd.	1,800	68,202

United Kingdom—2.6%
BHP Billiton PLC	1,663	59,092

United States—40.0%
Abbott Laboratories	1,083	50,370
Alpha Natural Resources, Inc. (b)	1,170	57,985
Anadarko Petroleum Corp.	776	49,788
Cisco Systems, Inc. (b)	3,324	63,688
Estee Lauder Cos., Inc., Class A	1,026	76,868
Freeport-McMoRan Copper & Gold, Inc.	490	49,647
Google, Inc., Class A (b)	104	57,794
Human Genome Sciences, Inc. (b)	1,143	28,038
Marathon Oil Corp.	1,952	65,334
National-Oilwell Varco, Inc.	960	58,838
Pride International, Inc. (b)	1,471	45,748
Prudential Financial, Inc.	819	41,507
Southwestern Energy Co. (b)	1,662	60,164
U.S. Bancorp	1,910	45,420
Vertex Pharmaceuticals, Inc. (b)	1,408	46,647
Wells Fargo & Co.	2,536	69,005

	Shares	Value

Zions Bancorporation	2,056	$39,989

		906,830

Total Common Stock (cost—$1,772,225)		1,927,165

	Principal Amount (000s)
Repurchase Agreement—14.9%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $338,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $346,732 including accrued interest (cost—$338,000)	$338	338,000

Total Investments (cost—$2,110,225) (a)—99.9%		2,265,165

Other assets less liabilities—0.1%		3,099

Net Assets—100.0%		$2,268,264

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $616,086, representing 27.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	75

Schedule of Investments

Allianz RCM China Equity Fund

November 30, 2010

	Shares	Value

COMMON STOCK—96.6%
Bermuda—1.8%
Pou Sheng International Holdings Ltd. (b)	472,000	$91,010

China—62.3%
Anhui Conch Cement Co., Ltd., Class H	18,000	76,100
Bank of China Ltd., Class H	379,000	201,339
BBMG Corp., Class H	61,000	87,462
China Coal Energy Co., Ltd., Class H	117,000	182,994
China Construction Bank Corp., Class H	312,000	281,647
China Everbright International Ltd.	297,000	165,357
China Life Insurance Co., Ltd., Class H	71,500	305,257
China Minsheng Banking Corp., Ltd., Class H	110,500	98,178
China Mobile Ltd.	14,500	144,077
China National Materials Co., Ltd., Class H	162,000	156,067
China Oilfield Services Ltd., Class H	30,000	54,472
China Railway Group Ltd., Class H	120,000	83,534
China Rongsheng Heavy Industry Group Co., Ltd. (b)	104,000	101,789
China Telecom Corp. Ltd., Class H	100,000	50,055
CSR Corp. Ltd., Class H	86,000	102,435
Industrial & Commercial Bank of China, Class H	363,000	281,340
Ping An Insurance Group Co. of China Ltd., Class H	10,000	116,004
Sinopec Shanghai Petrochemical Co., Ltd., Class H	330,000	160,523
Tingyi Cayman Islands Holding Corp.	32,000	78,858
Vinda International Holdings Ltd.	37,500	41,633
Wumart Stores, Inc., Class H	16,000	42,074
Zhuzhou CSR Times Electric Co., Ltd., Class H	52,700	200,684
ZTE Corp., Class H	18,800	68,774

		3,080,653

Hong Kong—32.5%
Beijing Enterprises Holdings Ltd.	17,500	110,085
Brilliance China Automotive Holdings Ltd. (b)	100,000	91,859
China Foods Ltd.	48,000	34,305
CNOOC Ltd.	117,000	251,801
Digital China Holdings Ltd.	114,000	231,381
GZI Transportation Ltd.	120,000	65,389
Hong Kong Exchange & Clearing Ltd.	2,900	65,936
Natural Beauty Bio-Technology Ltd.	320,000	94,183
Pico Far East Holdings Ltd.	402,000	78,181
Poly Hong Kong Investments Ltd.	118,000	109,674
Sa Sa International Holdings Ltd.	132,000	155,108
Wasion Group Holdings Ltd.	126,000	84,070
Wynn Macau Ltd.	36,400	73,069
Zhongsheng Group Holdings Ltd. (b)	67,500	163,255

		1,608,296

Total Common Stock (cost—$4,013,395)		4,779,959

	Shares	Value

RIGHTS—0.4%
China—0.4%
Bank of China Ltd., expires 12/3/10 (b)	42,500	$7,717
China Construction Bank Corp., Class H, expires 12/8/10 (b)	23,800	7,908
Industrial & Commercial Bank of China, Class H, expires 12/16/10 (b)(c)	16,335	5,364

Total Rights (cost—$0)		20,989

	Principal Amount (000s)
Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $198,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $203,960 including accrued interest (cost—$198,000)	$198	198,000

Total Investments (cost—$4,211,395) (a)—101.0%		4,998,948

Liabilities in excess of other assets—(1.0)%		(50,759)

Net Assets—100.0%		$4,948,189

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $4,678,170, representing 94.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-Valued—Security with a value of $5,364, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

76	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM Disciplined Equity Fund

November 30, 2010

	Shares	Value

COMMON STOCK—96.0%
Aerospace & Defense—6.8%
Boeing Co.	11,360	$724,427
Lockheed Martin Corp.	6,380	434,095
Raytheon Co.	5,100	235,875

		1,394,397

Beverages—3.2%
PepsiCo, Inc.	10,000	646,300

Biotechnology—3.3%
Amgen, Inc. (a)	8,450	445,230
Genzyme Corp. (a)	3,180	226,480

		671,710

Capital Markets—4.0%
Morgan Stanley	7,500	183,450
Northern Trust Corp.	6,900	347,070
SEI Investments Co.	12,300	277,734

		808,254

Chemicals—1.7%
Air Products & Chemicals, Inc.	4,020	346,605

Communications Equipment—4.4%
Cisco Systems, Inc. (a)	29,250	560,430
QUALCOMM, Inc.	7,100	331,854

		892,284

Computers & Peripherals—3.3%
Apple, Inc. (a)	1,250	388,938
EMC Corp. (a)	13,780	296,132

		685,070

Diversified Financial Services—2.4%
JPMorgan Chase & Co.	12,980	485,193

Diversified Telecommunication Services—4.3%
AT&T, Inc.	15,900	441,861
Verizon Communications, Inc.	13,550	433,735

		875,596

Electronic Equipment, Instruments & Components—3.4%
Corning, Inc.	24,600	434,436
FLIR Systems, Inc. (a)	9,900	265,370

		699,806

Energy Equipment & Services—8.0%
Cameron International Corp. (a)	9,050	435,396
National-Oilwell Varco, Inc.	8,970	549,771
Schlumberger Ltd.	8,400	649,656

		1,634,823

Financial Services—4.2%
PNC Financial Services Group, Inc.	4,100	220,785
U.S. Bancorp	10,140	241,129
Wells Fargo & Co.	14,800	402,708

		864,622

Food & Staples Retailing—2.7%
Wal-Mart Stores, Inc.	10,280	556,045

Food Products—2.3%
Archer-Daniels-Midland Co.	16,200	469,638

Health Care Equipment & Supplies—4.3%
Baxter International, Inc.	4,600	223,330
Medtronic, Inc.	11,600	388,948
Varian Medical Systems, Inc. (a)	4,170	274,511

		886,789

	Shares	Value

Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.	1,100	$86,130
Starbucks Corp.	4,610	141,066

		227,196

Household Products—2.3%
Procter & Gamble Co.	7,800	476,346

Industrial Conglomerates—3.3%
General Electric Co.	42,800	677,524

Insurance—2.8%
Chubb Corp.	3,940	224,619
MetLife, Inc.	9,010	343,732

		568,351

Internet Software & Services—1.9%
eBay, Inc. (a)	13,600	396,168

Machinery—0.5%
Caterpillar, Inc.	1,320	111,672

Metals & Mining—2.0%
Freeport-McMoRan Copper & Gold, Inc.	3,990	404,267

Oil, Gas & Consumable Fuels—8.1%
Chevron Corp.	7,180	581,365
Exxon Mobil Corp.	12,100	841,676
Williams Cos., Inc.	10,050	229,240

		1,652,281

Pharmaceuticals—6.2%
Johnson & Johnson	14,660	902,323
Pfizer, Inc.	22,200	361,638

		1,263,961

Semiconductors & Semiconductor Equipment—4.4%
Intel Corp.	27,400	578,688
Texas Instruments, Inc.	9,900	314,820

		893,508

Software—5.1%
Activision Blizzard, Inc.	20,300	238,322
Adobe Systems, Inc. (a)	13,300	368,809
Autodesk, Inc. (a)	8,600	303,494
Intuit, Inc. (a)	2,950	132,425

		1,043,050

Total Common Stock (cost—$17,452,229)		19,631,456

	Principal Amount (000s)
Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $846,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $866,830 including accrued interest (cost—$846,000)	$846	846,000

Total Investments (cost—$18,298,229)—100.1%		20,477,456

Liabilities in excess of other assets—(0.1)%		(15,119)

Net Assets—100.0%		$20,462,337

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	77

Schedule of Investments

Allianz RCM Global EcoTrendsSM Fund

November 30, 2010

	Shares	Value

COMMON STOCK—94.7%
Australia—1.8%
Sims Metal Management Ltd.	70,859	$1,200,734

Austria—3.5%
Andritz AG	29,768	2,362,375

Belgium—1.2%
Hansen Transmissions International NV (c)	1,014,187	827,408

Canada—1.1%
Stantec, Inc. (c)	28,075	733,224

China—3.3%
China Everbright International Ltd.	1,093,000	608,537
Renesola Ltd. (c)(d)	116,431	478,111
Suntech Power Holdings Co., Ltd. ADR (c)	57,252	408,779
Trina Solar Ltd. ADR (c)	17,205	384,016
Yingli Green Energy Holding Co., Ltd. ADR (c)	37,972	374,024

		2,253,467

Denmark—7.5%
Novozymes A/S, Class B	22,091	2,883,497
Vestas Wind Systems A/S (c)	75,820	2,161,207

		5,044,704

Finland—2.7%
Outotec Oyj	37,024	1,821,109

France—4.0%
Bureau Veritas S.A.	21,253	1,548,776
EDF Energies Nouvelles S.A.	11,427	426,659
Suez Environnement Co.	39,514	702,879

		2,678,314

Germany—8.9%
Aixtron AG	87,764	2,657,372
Rational AG	5,344	1,081,791
Siemens AG	9,288	1,012,359
SMA Solar Technology AG	3,787	329,133
Wacker Chemie AG	5,696	971,967

		6,052,622

Hong Kong—3.9%
Fook Woo Group Holdings Ltd. (c)	986,000	348,013
GCL Poly Energy Holdings Ltd. (c)	533,000	172,878
Guangdong Investment Ltd.	1,156,000	577,434
Nine Dragons Paper Holdings Ltd.	1,006,000	1,511,155

		2,609,480

Ireland—1.6%
Kingspan Group PLC	137,134	1,068,041

Japan—6.0%
Honda Motor Co., Ltd.	17,500	632,991
Horiba Ltd.	36,900	981,045
Kurita Water Industries Ltd.	85,900	2,469,737

		4,083,773

Netherlands—1.3%
Arcadis NV	43,788	912,803

Philippines—1.3%
Energy Development Corp.	7,095,593	900,747

	Shares	Value

Spain—4.1%
EDP Renovaveis S.A. (c)	25,775	$124,062
Gamesa Corp. Tecnologica S.A. (c)	302,962	2,019,984
Iberdrola Renovables S.A.	221,291	649,796

		2,793,842

Switzerland—1.6%
ABB Ltd. (c)	56,335	1,090,593

Taiwan—3.8%
Epistar Corp.	148,000	501,550
Epistar Corp. GDR (a)(d)	113,000	1,918,740
Tong Hsing Electronic Industries Ltd.	30,000	140,448

		2,560,738

United Kingdom—5.7%
Aveva Group PLC	60,411	1,410,119
eaga PLC	69,667	56,589
RPS Group PLC	303,351	1,061,937
Spectris PLC	73,320	1,304,150

		3,832,795

United States—31.4%
Covanta Holding Corp.	36,701	576,940
Cree, Inc. (c)	35,333	2,303,005
Danaher Corp.	29,380	1,270,685
Donaldson Co., Inc.	10,965	595,290
Eaton Corp.	9,198	886,687
EnerNOC, Inc. (c)	13,400	328,702
First Solar, Inc. (c)	5,557	682,678
Itron, Inc. (c)	27,291	1,549,310
ITT Corp.	28,897	1,329,262
Nalco Holding Co.	75,693	2,226,888
Ormat Technologies, Inc.	8,805	235,974
Pall Corp.	17,220	779,549
Range Resources Corp.	18,343	770,223
Rubicon Technology, Inc. (c)	6,534	143,356
Southwestern Energy Co. (c)	15,227	551,217
Stericycle, Inc. (c)	39,598	2,926,292
Tetra Tech, Inc. (c)	53,473	1,235,761
Thermo Fisher Scientific, Inc. (c)	33,842	1,721,204
Veeco Instruments, Inc. (c)	26,743	1,176,157

		21,289,180

Total Common Stock (cost—$72,618,098)		64,115,949

	Principal Amount (000s)
Repurchase Agreement—6.5%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $4,399,001; collateralized by Freddie Mac, 0.515%, due 11/26/12, valued at $4,488,750 including accrued interest (cost—$4,399,000)	$4,399	4,399,000

Total Investments (cost—$77,017,098) (b)—101.2%		68,514,949

Liabilities in excess of other assets—(1.2)%		(809,421)

Net Assets—100.0%		$67,705,528

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $35,552,635, representing 52.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Fair-Valued—Securities with an aggregate value of $2,396,851, representing 3.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

78	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM Global Water Fund

November 30, 2010

	Shares	Value

COMMON STOCK—97.3%
Austria—6.6%
Andritz AG	47,771	$3,791,086

Brazil—2.4%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	30,854	1,393,058

Canada—1.9%
Stantec, Inc. (b)	41,072	1,072,661

China—1.3%
China Everbright International Ltd.	1,357,000	755,521

France—5.2%
Suez Environnement Co.	67,373	1,198,439
Veolia Environnement S.A.	69,776	1,837,261

		3,035,700

Hong Kong—3.1%
China Water Affairs Group Ltd.	2,064,000	785,727
Guangdong Investment Ltd.	2,047,810	1,022,903

		1,808,630

Japan—3.8%
Kurita Water Industries Ltd.	77,300	2,222,475

Netherlands—2.2%
Arcadis NV	61,926	1,290,907

Switzerland—9.8%
Geberit AG	28,094	5,670,965

United Kingdom—16.0%
Halma PLC	147,256	719,500
Hyder Consulting PLC	25,000	148,643
Pennon Group PLC	174,538	1,706,348
RPS Group PLC	494,592	1,731,412
Severn Trent PLC	100,367	2,256,319
United Utilities Group PLC	293,108	2,719,267

		9,281,489

United States—45.0%
American Water Works Co., Inc.	22,408	549,220
Aqua America, Inc.	98,081	2,113,646
Badger Meter, Inc.	27,056	1,147,716
Calgon Carbon Corp. (b)	86,934	1,214,468
Danaher Corp.	89,149	3,855,694
IDEX Corp.	77,343	2,898,042
ITT Corp.	59,591	2,741,186
Layne Christensen Co. (b)	39,629	1,306,568
Lindsay Corp.	11,133	657,292
Nalco Holding Co.	146,036	4,296,379
Pentair, Inc.	25,000	822,500
Roper Industries, Inc.	13,095	948,209
Tetra Tech, Inc. (b)	68,208	1,576,287
Valmont Industries, Inc.	7,709	623,350
Watts Water Technologies, Inc., Class A	40,689	1,324,427

		26,074,984

Total Common Stock (cost—$54,034,254)		56,397,476

	Principal Amount (000s)	Value

Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $1,490,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $1,524,601, including accrued interest (cost—$1,490,000)	$1,490	$1,490,000

Total Investments (cost—$55,524,254) (a)—99.9%		57,887,476

Other assets less liabilities—0.1%		78,537

Net Assets—100.0%		$57,966,013

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $27,708,130, representing 47.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	79

Schedule of Investments

Allianz RCM International Opportunities Fund

November 30, 2010

	Shares	Value

COMMON STOCK—93.3%
Australia—2.3%
Australia & New Zealand Banking Group Ltd.	14,116	$305,985

Belgium—1.7%
Anheuser-Busch InBev NV	3,953	216,110

Brazil—3.9%
Itau Unibanco Holding S.A. ADR	10,770	251,264
Localiza Rent A Car S.A.	10,900	179,018
Petroleo Brasileiro S.A. ADR	2,502	81,165

		511,447

China—1.6%
China Life Insurance Co., Ltd.	28,000	119,541
Dongfeng Motor Group Co., Ltd.	48,000	91,041

		210,582

Denmark—1.5%
Novo Nordisk A/S, Class B	1,939	192,413

France—11.8%
Air Liquide S.A.	1,546	180,772
BNP Paribas	4,795	283,622
Eutelsat Communications	4,011	135,021
Gemalto NV	3,134	122,420
LVMH Moet Hennessy Louis Vuitton S.A.	2,679	405,765
Total S.A.	4,815	233,723
Vinci S.A.	3,610	174,624

		1,535,947

Germany—4.7%
Adidas AG	2,114	132,637
BASF SE	3,903	290,546
Bayer AG	2,623	190,017

		613,200

Hong Kong—2.8%
AIA Group Ltd. (c)	20,975	60,507
BOC Hong Kong Holdings Ltd.	39,500	135,005
CNOOC Ltd.	79,000	170,019

		365,531

Ireland—1.3%
WPP PLC	15,326	169,842

Israel—2.3%
Check Point Software Technologies Ltd. (c)	3,600	154,332
Teva Pharmaceutical Industries Ltd. ADR	3,000	150,120

		304,452

Italy—1.2%
Saipem SpA	3,689	153,600

Japan—16.6%
Canon, Inc.	4,800	225,841
Hitachi Construction Machinery Co., Ltd.	6,900	156,939
Ibiden Co., Ltd.	4,700	128,839
Inpex Corp.	21	107,803
KDDI Corp.	25	142,644
Kubota Corp.	21,000	189,768
Mitsui & Co., Ltd.	13,700	213,636
Murata Manufacturing Co., Ltd.	2,000	121,888
Nidec Corp.	2,300	229,532
Shin-Etsu Chemical Co., Ltd.	3,000	146,191
SMC Corp.	700	110,992

	Shares	Value

Sony Corp.	8,500	$301,336
Sumitomo Mitsui Financial Group, Inc.	2,900	89,055

		2,164,464

Korea (Republic of)—1.2%
Samsung Electronics Co., Ltd. GDR (a)	450	157,500

Netherlands—4.1%
Koninklijke DSM NV	4,713	229,906
Koninklijke Philips Electronics NV	6,733	182,048
TNT NV	4,913	117,173

		529,127

Portugal—1.7%
Energias de Portugal S.A.	30,696	97,991
Galp Energia SGPS S.A., Class B	7,803	130,347

		228,338

Spain—3.3%
Banco Santander S.A.	22,622	215,652
Telefonica S.A.	9,906	210,380

		426,032

Sweden—3.4%
Atlas Copco AB, Class A	14,277	315,269
Skandinaviska Enskilda Banken AB, Class A	18,940	137,604

		452,873

Switzerland—7.1%
ABB Ltd. (c)	10,412	201,567
Nestle S.A.	7,747	420,890
Novartis AG	3,950	210,364
Sonova Holding AG	728	91,019

		923,840

Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,904	149,468

United Kingdom—19.7%
BG Group PLC	9,493	171,627
BHP Billiton PLC	7,521	267,249
Centrica PLC	33,719	161,135
Compass Group PLC	19,634	169,795
HSBC Holdings PLC	42,436	429,431
Prudential PLC	15,188	134,392
Reckitt Benckiser Group PLC	4,228	224,107
Shire PLC	6,284	147,244
Standard Chartered PLC	10,467	281,959
Vodafone Group PLC	132,044	329,437
Xstrata PLC	13,082	262,641

		2,579,017

Total Common Stock (cost—$10,872,177)		12,189,768

PREFERRED STOCK—2.8%
Germany—2.8%
Fresenius SE	2,145	184,881
Henkel AG & Co. KGaA	2,889	177,171

Total Preferred Stock (cost—$283,039)		362,052

	Principal Amount (000s)	Value

Repurchase Agreement—2.9%
State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $379,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $387,524 including accrued interest (cost—$379,000)	$379	$379,000

Total Investments (cost—$11,534,216) (b)—99.0%		12,930,820

Other assets less liabilities—1.0%		133,250

Net Assets—100.0%		$13,064,070

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $11,368,446,

representing 87.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See

Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

80	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	81

Statements of Assets and Liabilities

November 30, 2010
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Core Allocation	AGI Solutions Growth Allocation

Assets:
Investments, at value	$228,477	$187,800	$84,685	$98,670	$98,570	$2,287,018	$116,005
Investments in Affiliates, at value	5,974,749	5,172,213	6,156,892	4,945,212	4,800,866	218,610,689	5,720,593
Repurchase agreements, at value	—	—	—	—	—	602,000	—
Cash	54,606	42,229	35,051	33,026	35,319	503	52,930
Foreign currency, at value	—	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—	—
Receivable for Fund shares sold	56,599	—	14,689	—	—	256,539	709
Dividends and interest receivable (net of foreign taxes)	—	—	—	—	—	—	—
Receivable from Investment Manager	84,419	73,219	75,025	70,847	56,995	231,359	38,453
Tax reclaims receivable	—	—	—	—	—	—	—
Prepaid expenses and other assets	233	220	229	535	212	4,425	964
Total Assets	6,399,083	5,475,681	6,366,571	5,148,290	4,991,962	221,992,533	5,929,654

Liabilities:
Payable for investments purchased	—	—	—	—	—	—	—
Payable for Fund shares redeemed	—	—	—	—	3,014	92,359	—
Investment management fees payable	—	—	—	—	—	—	—
Distribution fees payable	193	185	392	78	86	66,595	365
Servicing fees payable	137	115	233	61	57	37,264	336
Payable for organizational expenses	—	—	—	—	—	—	—
Accrued expenses	67,284	55,439	55,989	56,021	64,474	217,899	66,481
Total Liabilities	67,614	55,739	56,614	56,160	67,631	414,117	67,182
Net Assets	$6,331,469	$5,419,942	$6,309,957	$5,092,130	$4,924,331	$221,578,416	$5,862,472

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$3	$3	$3	$2	$2	$209	$3
Paid-in-capital in excess of par	5,263,769	4,424,523	4,947,457	3,633,768	3,434,545	226,163,824	4,391,908
Undistributed (dividends in excess of) net investment income	162,036	154,053	163,325	163,830	169,939	783,347	173,447
Accumulated net realized gain (loss)	98,051	87,235	167,397	226,513	228,901	(42,574,985)	156,223
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	807,610	754,128	1,031,775	1,068,017	1,090,944	37,206,021	1,140,891
Net Assets	$6,331,469	$5,419,942	$6,309,957	$5,092,130	$4,924,331	$221,578,416	$5,862,472

Cost of Investments	$208,513	$170,561	$75,538	$87,966	$87,923	$2,039,788	$104,364
Cost of Investments in Affiliates	$5,187,103	$4,435,324	$5,134,264	$3,887,899	$3,720,569	$181,651,898	$4,591,343
Cost of Repurchase Agreements	—	—	—	—	—	$602,000	—
Cost of Foreign Currency	—	—	—	—	—	—	—

82	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

AGI Solutions Retirement Income	AGIC Convertible	AGIC Emerging Growth	AGIC High Yield Bond	AGIC International Growth	AGIC International Growth Opportunities	AGIC Micro Cap	AGIC Small to Mid Cap Growth	AGIC Ultra Micro Cap

$229,401	$490,007,957	$19,784,494	$92,254,668	$102,855,328	$129,709,027	$56,124,207	$2,812,017	$4,471,558
6,649,911	—	—	—	—	—	—	—	—
105,000	13,723,000	354,000	854,000	1,090,000	6,490,000	1,266,000	—	107,000
295	412	722	365,241	766	26,995	822	36,744	284
—	—	—	—	33,486	17,558	—	—	—
—	2,140,251	29,861	—	1,516,032	—	301,079	3,424	62,722
5,953	1,252,319	706	350,947	45,312	46,079	29,997	—	26,500
—	2,635,165	17,676	1,836,871	156,408	139,982	28,675	1,624	1,136
69,844	—	11,039	18,715	—	—	—	50,823	49,393
—	—	—	—	57,924	87,044	—	—	—
235	14,830	1,018	4,404	4,247	4,958	1,649	630	647
7,060,639	509,773,934	20,199,516	95,684,846	105,759,503	136,521,643	57,752,429	2,905,262	4,719,240

—	3,192,708	65,148	—	1,032,313	—	18,810	7,469	40,916
—	522,950	1,103	438	—	127,151	31	—	—
—	271,055	—	—	20,053	114,250	72,631	—	—
917	10,886	—	191	67	124	—	—	—
445	2,205	—	361	82	73	—	—	—
—	59,454	6,782	6,782	—	6,782	6,782	6,782	6,782
43,721	142,729	47,668	85,805	94,673	117,880	62,700	37,069	42,869
45,083	4,201,987	120,701	93,577	1,147,188	366,260	160,954	51,320	90,567
$7,015,556	$505,571,947	$20,078,815	$95,591,269	$104,612,315	$136,155,383	$57,591,475	$2,853,942	$4,628,673

$4	$180	$16	$98	$212	$44	$42	$3	$3
6,185,514	428,834,173	17,483,111	91,900,309	95,101,573	137,493,043	51,548,771	3,024,188	3,508,931
(1)	2,798,193	(4,033)	281,094	838,860	1,348,175	—	(197)	1
75,882	(2,047,093)	(1,788,279)	(1,472,089)	(5,611,698)	(32,844,403)	(8,959,876)	(801,797)	107,426
754,157	75,986,494	4,388,000	4,881,857	14,283,368	30,158,524	15,002,538	631,745	1,012,312
$7,015,556	$505,571,947	$20,078,815	$95,591,269	$104,612,315	$136,155,383	$57,591,475	$2,853,942	$4,628,673

$209,071	$414,021,463	$15,396,494	$87,372,811	$88,574,937	$99,551,106	$41,121,669	$2,180,272	$3,459,246
$5,916,084	—	—	—	—	—	—	—	—
$105,000	$13,723,000	$354,000	$854,000	$1,090,000	$6,490,000	$1,266,000	—	$107,000
—	—	—	—	$33,472	$17,576	—	—	—

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	83

Statements of Assets and Liabilities  (Cont.)

November 30, 2010
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Core Allocation	AGI Solutions Growth Allocation

Net Assets:
Class A	$229,203	$153,527	$285,995	$78,456	$57,003	$72,414,954	$815,062
Class B	—	—	—	—	—	18,029,761	—
Class C	304,871	204,029	541,524	22,281	34,911	87,546,510	496,981
Class D	204,096	187,376	294,487	177,433	166,533	34,072	21,547
Class R	13,384	13,514	14,302	15,186	16,699	13,456	15,001
Class P	13,500	13,630	14,426	15,111	15,204	6,432,820	15,109
Institutional Class	5,552,953	4,834,275	5,144,838	4,768,596	4,618,820	37,093,323	4,483,699
Administrative Class	13,462	13,591	14,385	15,067	15,161	13,520	15,073

Shares Issued and Outstanding:
Class A	11,889	7,902	13,766	3,585	2,591	6,844,830	36,992
Class B	—	—	—	—	—	1,679,422	—
Class C	15,972	10,620	26,306	1,029	1,598	8,193,330	22,783
Class D	10,577	9,643	14,147	8,111	7,568	3,226	976
Class R	695	696	687	695	760	1,277	682
Class P	697	699	690	687	688	609,427	683
Institutional Class	286,389	247,541	245,697	216,790	208,801	3,538,250	202,513
Administrative Class	696	698	689	687	687	1,254	682

Net Asset Value and Redemption Price Per Share:*
Class A	$19.28	$19.43	$20.78	$21.88	$22.00	$10.58	$22.03
Class B	—	—	—	—	—	10.74	—
Class C	19.09	19.21	20.59	21.65	21.85	10.69	21.81
Class D	19.30	19.43	20.82	21.88	22.01	10.56	22.06
Class R	19.27	19.40	20.80	21.85	21.97	10.54	22.01
Class P	19.37	19.51	20.92	21.97	22.10	10.56	22.12
Institutional Class	19.39	19.53	20.94	22.00	22.12	10.48	22.14
Administrative Class	19.34	19.48	20.88	21.93	22.06	10.78	22.08
*	Rounded amounts from underlying records.

84	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

AGI Solutions Retirement Income	AGIC Convertible	AGIC Emerging Growth	AGIC High Yield Bond	AGIC International Growth	AGIC International Growth Opportunities	AGIC Micro Cap	AGIC Small to Mid Cap Growth	AGIC Ultra Micro Cap

$594,676	$10,500,251	—	$1,295,789	$225,167	$97,063	—	—	—
—	—	—	—	—	—	—	—	—
1,398,115	226,931	—	311,461	100,230	176,465	—	—	—
179,095	2,179,626	—	169,472	34,531	38,438	—	—	—
14,500	10,830	—	10,698	17,494	11,066	—	—	—
13,332	21,417,214	—	10,724	14,630	46,635,718	—	—	—
4,802,544	471,226,248	$20,078,815	93,782,411	104,220,263	89,185,549	$57,591,475	$2,853,942	$4,628,673
13,294	10,847	—	10,714	—	11,084	—	—	—

32,108	372,237	—	129,243	46,139	3,095	—	—	—
—	—	—	—	—	—	—	—	—
76,140	8,019	—	31,096	20,751	5,652	—	—	—
9,630	77,392	—	17,305	7,063	1,225	—	—	—
774	384	—	1,092	3,584	353	—	—	—
724	761,744	—	1,096	2,976	1,536,782	—	—	—
261,050	16,781,117	1,563,491	9,572,917	21,145,788	2,835,448	4,172,629	292,561	349,233
722	386	—	1,095	—	353	—	—	—

$18.52	$28.21	—	$10.03	$4.88	$31.36	—	—	—
—	—	—	—	—	—	—	—	—
18.36	28.30	—	10.02	4.83	31.22	—	—	—
18.60	28.16	—	9.79	4.89	31.37	—	—	—
18.73	28.17	—	9.80	4.88	31.32	—	—	—
18.41	28.12	—	9.78	4.92	30.35	—	—	—
18.40	28.08	$12.84	9.80	4.93	31.45	$13.80	$9.76	$13.25
18.40	28.14	—	9.78	—	31.37	—	—	—

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	85

Statements of Assets and Liabilities  (Cont.)

November 30, 2010

	NFJ Global Dividend Value	RCM All Horizons

Assets:
Investments, at value	$17,368,498	$1,927,165
Repurchase agreements, at value	660,000	338,000
Cash	178	878
Foreign currency, at value	6,794	15
Receivable for investments sold	379,808	42,990
Receivable for Fund shares sold	30,145	—
Dividends and interest receivable (net of foreign taxes)	42,367	4,902
Tax reclaims receivable	538	—
Receivable from Investment Manager	39,540	27,920
Prepaid expenses	298	642
Total Assets	18,528,166	2,342,512

Liabilities:
Payable for investments purchased	360,966	—
Payable for Fund shares redeemed	972	—
Investment management fees payable	—	—
Distribution fees payable	680	74
Servicing fees payable	554	84
Payable for organizational expenses	—	—
Accrued expenses and other liabilities	59,203	74,090
Total Liabilities	422,375	74,248
Net Assets	$18,105,791	$2,268,264

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$10	$2
Paid-in-capital in excess of par	16,955,277	2,439,000
Undistributed (dividends in excess of) net investment income	26,241	76,330
Accumulated net realized gain (loss)	319,157	(401,849)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	805,106	154,781
Net Assets	$18,105,791	$2,268,264

Cost of Investments	$16,563,172	$1,772,225
Cost of Repurchase Agreements	$660,000	$338,000
Cost of Foreign Currency	$6,803	$15

Net Assets:
Class A	$1,468,499	$271,740
Class C	1,210,285	115,922
Class D	203,295	13,746
Class P	12,727	9,057
Institutional Class	15,210,985	1,857,799

Shares Issued and Outstanding:
Class A	81,993	20,311
Class C	68,160	8,758
Class D	11,383	1,026
Class P	714	674
Institutional Class	853,197	138,261

Net Asset Value and Redemption Price Per Share:*
Class A	$17.91	$13.38
Class C	17.76	13.24
Class D	17.86	13.40
Class P	17.82	13.44
Institutional Class	17.83	13.44
*	Rounded amounts from underlying records.

86	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

RCM China Equity	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities

$4,800,948	$19,631,456	$64,115,949	$56,397,476	$12,551,820
198,000	846,000	4,399,000	1,490,000	379,000
323	618	455	641	894
—	—	28,950	10	1,496
44,339	—	—	—	156,675
—	6,201	10,118	246,567	102
3,563	50,039	44,795	59,615	34,062
—	—	30,145	112,822	9,288
56,278	20,026	—	—	20,031
44	1,067	1,671	1,575	884
5,103,495	20,555,407	68,631,083	58,308,706	13,154,252

—	—	382,560	—	—
—	4,147	328,005	112,465	—
—	—	76,112	52,991	—
244	385	4,124	13,920	30
240	561	12,745	9,619	17
111,311	—	—	—	—
43,511	87,977	122,009	153,698	90,135
155,306	93,070	925,555	342,693	90,182
$4,948,189	$20,462,337	$67,705,528	$57,966,013	$13,064,070

$2	$13	$36	$67	$10
3,959,473	17,553,465	111,176,714	72,083,984	12,129,580
(1,503)	143,934	(6,295)	1,492	156,430
202,669	585,698	(34,960,156)	(16,488,101)	(618,070)
787,548	2,179,227	(8,504,771)	2,368,571	1,396,120
$4,948,189	$20,462,337	$67,705,528	$57,966,013	$13,064,070

$4,013,395	$17,452,229	$72,618,098	$54,034,254	$11,155,216
$198,000	$846,000	$4,399,000	$1,490,000	$379,000
—	—	$29,038	$11	$1,500

$238,799	$1,740,037	$52,421,135	$22,774,236	$19,875
386,996	615,062	6,400,215	22,224,893	45,601
386,111	362,292	341,724	1,157,159	11,525
13,247	10,816	8,455,080	10,432,064	8,545
3,923,036	17,734,130	87,374	1,377,661	12,978,524

12,056	115,169	2,793,562	2,602,811	1,576
19,570	41,305	346,612	2,576,903	3,650
19,459	23,958	18,193	132,478	914
666	711	448,329	1,189,756	675
197,333	1,166,123	4,623	158,122	1,025,375

$19.81	$15.11	$18.76	$8.75	$12.61
19.78	14.89	18.47	8.62	12.49
19.84	15.12	18.78	8.73	12.61
19.87	15.21	18.86	8.77	12.66
19.88	15.21	18.90	8.71	12.66

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	87

Statements of Operations

Year ended November 30, 2010
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Core Allocation

Investment Income:
Interest	$1	$1	$1	$—	$—	$51
Dividends, net of foreign withholding taxes	6,892	5,572	343	421	399	10,199
Dividends from investments in Affiliates	186,903	169,484	178,366	173,663	169,660	6,723,720
Miscellaneous income	—	—	—	—	—	—
Total Income	193,796	175,057	178,710	174,084	170,059	6,733,970

Expenses:
Investment management fees	44,294	38,420	45,947	40,103	37,952	1,805,998
Distribution and/or servicing fees — Administrative Class	32	32	34	35	35	32
Distribution fees — Class B	—	—	—	—	—	188,404
Distribution fees — Class C	888	671	1,662	256	151	657,191
Distribution fees — Class R	32	32	33	35	36	31
Administrative servicing fees — Class P	12	13	15	15	15	2,012
Administrative servicing fees — Institutional Class #	—	—	—	—	—	—
Servicing fees — Class A	429	228	647	292	111	157,411
Servicing fees — Class B	—	—	—	—	—	62,801
Servicing fees — Class C	296	224	554	85	50	219,064
Servicing fees — Class D	364	376	541	280	312	48
Servicing fees — Class R	32	32	33	35	36	31
Sub-transfer agent fees — Class A	41	28	74	39	40	28,660
Sub-transfer agent fees — Class B	—	—	—	—	—	23,677
Sub-transfer agent fees — Class C	64	31	36	24	—	37,210
Sub-transfer agent fees — Class D	33	61	71	20	85	—
Sub-transfer agent fees — Class R	—	—	—	—	—	—
Sub-transfer agent fees — Class P	—	—	—	—	—	1,184
Sub-transfer agent fees — Institutional Class	—	126	167	64	—	10,377
Administration fees	—	—	—	—	—	—
Legal fees	23,531	23,918	24,315	24,146	19,110	92,650
Trustees’ fees	2,813	2,135	2,224	930	185	78,744
Audit and tax service fees	24,546	23,751	23,748	23,745	23,548	35,395
Registration fees	119,183	118,006	118,227	118,354	118,309	157,803
Custodian and accounting agent fees	58,792	58,478	58,508	59,422	57,056	49,356
Interest expense	—	—	—	—	—	—
Shareholder communications expense	9,048	2,784	4,202	4,102	2,428	52,353
Transfer agent fees	6,153	5,480	4,544	5,168	2,934	101,777
Organizational expenses	—	—	—	—	—	—
Miscellaneous expenses	4,174	6,619	6,216	6,103	5,384	7,675
Total Expenses	294,757	281,445	291,798	283,253	267,777	3,769,884
Less: Fee Waiver/Reimbursement from Investment Manager	(281,370)	(268,614)	(270,084)	(269,810)	(255,322)	(1,948,669)
Net Expenses	13,387	12,831	21,714	13,443	12,455	1,821,215
Net Investment Income (Loss)	180,409	162,226	156,996	160,641	157,604	4,912,755

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,181	7,007	—	616	—	—
Investments in Affiliates	82,793	74,317	157,757	216,185	219,447	7,637,097
Foreign currency transactions	—	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	36,312	32,566	45,276	41,618	40,089	1,879,089
Net change in unrealized appreciation/depreciation of:
Investments	1,578	2,476	9,147	10,704	10,647	247,230
Investments in Affiliates	218,269	176,867	227,383	128,368	148,318	7,273,373
Foreign currency transactions	—	—	—	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	348,133	293,233	439,563	397,491	418,501	17,036,789
Net Increase in Net Assets Resulting from Investment Operations	$528,542	$455,459	$596,559	$558,132	$576,105	$21,949,544
#	See Note 14(c).

88	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

AGI Solutions Growth Allocation	AGI Solutions Retirement Income	AGIC Convertible	AGIC Emerging Growth	AGIC High Yield Bond	AGIC International Growth	AGIC International Growth Opportunities	AGIC Micro Cap	AGIC Small to Mid Cap Growth	AGIC Ultra Micro Cap

$2	$3	$10,718,057	$37	$6,690,824	$1,379	$301	$74	$1	$19
495	7,234	3,738,070	114,810	—	1,526,546	2,475,190	185,000	15,918	8,648
185,541	179,627	—	—	—	—	—	—	—	—
—	—	72,595	198	61,401	4,430	5,577	—	643	—
186,038	186,864	14,528,722	115,045	6,752,225	1,532,355	2,481,068	185,074	16,562	8,667

42,814	42,035	2,489,061	158,160	329,396	586,424	1,075,774	677,429	19,404	42,862
35	31	16	—	16	—	16	—	—	—
—	—	—	—	—	—	—	—	—	—
2,614	5,697	465	—	394	877	194	—	—	—
34	33	16	—	16	36	16	—	—	—
15	12	10,741	—	7	14	36,535	—	—	—
—	—	18,745	—	—	—	—	—	—	—
1,303	1,100	4,007	—	690	383	56	—	—	—
—	—	—	—	—	—	—	—	—	—
871	1,899	155	—	131	292	65	—	—	—
39	256	531	—	80	65	39	—	—	—
35	33	16	—	16	36	16	—	—	—
56	158	11	—	—	67	—	—	—	—
—	—	—	—	—	—	—	—	—	—
59	162	—	—	—	14	—	—	—	—
—	119	—	—	—	—	—	—	—	—
—	10	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	81	—	—	—	4,970	—	6,081	—	1,138
—	—	380,548	27,416	50,511	—	257,449	115,730	4,999	5,251
22,410	22,629	56,083	22,728	26,444	28,066	29,798	24,890	20,887	20,978
1,877	1,771	127,192	4,527	18,961	19,319	25,946	13,084	2,047	1,587
25,625	24,404	56,500	25,001	41,500	36,933	31,501	28,500	21,414	26,500
92,620	118,320	161,910	16,290	116,238	110,555	112,103	22,717	22,501	6,452
58,572	64,198	60,277	42,086	52,237	298,302	417,373	40,658	35,282	34,654
—	—	—	—	—	172	—	—	—	—
4,204	1,824	31,831	7,288	25,085	4,998	14,580	15,746	3,681	4,700
6,557	3,903	10,433	2,458	6,730	7,509	7,212	3,481	1,969	932
—	—	59,454	6,782	6,782	—	6,782	6,782	6,782	6,782
4,709	4,072	13,151	4,975	6,884	9,207	8,617	4,971	1,440	2,448
264,449	292,747	3,481,143	317,711	682,118	1,108,239	2,024,072	960,069	140,406	154,284
(246,962)	(270,692)	(57,322)	(94,010)	(222,688)	(416,885)	(463,717)	(44,624)	(112,254)	(88,765)
17,487	22,055	3,423,821	223,701	459,430	691,354	1,560,355	915,445	28,152	65,519
168,551	164,809	11,104,901	(108,656)	6,292,795	841,001	920,713	(730,371)	(11,590)	(56,852)

171	8,988	41,619,727	3,010,764	3,179,130	(729,585)	8,066,964	9,597,860	1,000,823	555,145
145,969	63,004	—	—	—	—	—	—	—	—
—	—	—	—	—	(1,184)	(117,792)	—	—	—

43,000	30,171	—	—	—	—	—	—	—	—

11,641	1,079	31,210,486	2,178,646	1,027,878	3,190,213	11,484,922	6,922,206	(201,421)	624,680
196,181	232,579	—	—	—	—	—	—	—	—
—	—	—	—	—	(1,670)	(16,569)	—	—	—
396,962	335,821	72,830,213	5,189,410	4,207,008	2,457,774	19,417,525	16,520,066	799,402	1,179,825

$565,513	$500,630	$83,935,114	$5,080,754	$10,499,803	$3,298,775	$20,338,238	$15,789,695	$787,812	$1,122,973

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	89

Statements of Operations (Cont.)

Year ended November 30, 2010
	NFJ Global Dividend Value	RCM All Horizons	RCM China Equity	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities

Investment Income:
Interest	$49	$21	$11	$59	$159	$113	$24
Dividends, net of foreign withholding taxes	326,562	25,475	26,332	327,307	966,300	1,231,134	328,401
Total Income	326,611	25,496	26,343	327,366	966,459	1,231,247	328,425

Expenses:
Investment management fees	77,499	19,419	20,396	120,950	846,241	531,910	110,205
Distribution fees — Class C	3,988	686	388	5,079	55,277	160,450	268
Administrative servicing fees — Class P	12	7	6	11	8,625	10,810	7
Servicing fees — Class A	2,153	547	160	3,788	170,271	56,130	59
Servicing fees — Class C	1,329	229	130	1,693	18,426	53,484	89
Servicing fees — Class D	372	22	116	766	1,199	1,484	28
Sub-transfer agent fees — Class A	1,275	39	—	404	34,599	18,461	4
Sub-transfer agent fees — Class C	299	18	—	98	5,489	26,864	208
Sub-transfer agent fees — Class D	369	1,513	—	1,796	181	6,005	572
Sub-transfer agent fees — Class P	—	—	—	—	2,932	7,079	—
Sub-transfer agent fees — Institutional Class	—	—	—	398	—	—	—
Legal fees	24,444	16,077	6,520	23,894	18,227	25,148	14,963
Trustees’ fees	2,344	1,002	444	2,221	26,143	18,928	3,335
Audit and tax service fees	33,112	24,165	26,000	31,666	45,551	44,979	35,473
Registration fees	65,274	65,601	9,868	67,951	80,480	74,095	65,442
Custodian and accounting agent fees	108,718	88,179	40,770	69,534	126,921	89,286	95,318
Interest expense	—	—	—	—	185	1,067	27
Shareholder communications expense	1,483	3,998	2,082	5,606	35,028	8,127	8,840
Transfer agent fees	4,897	489	197	5,743	29,762	19,644	74
Organizational expenses	—	—	111,311	—	—	—	—
Excise tax	338	3	—	—	—	2,015	—
Miscellaneous expenses	3,187	4,645	1,643	5,210	11,578	8,990	4,724
Total Expenses	331,093	226,639	220,031	346,808	1,517,115	1,164,956	339,636
Less: Fee Waiver/Reimbursement from Investment Manager	(212,714)	(198,213)	(190,240)	(163,381)	—	(22,481)	(183,487)
Net Expenses	118,379	28,426	29,791	183,427	1,517,115	1,142,475	156,149
Net Investment Income (Loss)	208,232	(2,930)	(3,448)	143,939	(550,656)	88,772	172,276

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	343,945	233,494	204,753	592,016	(8,477,576)	(1,636,534)	(7,090)
Foreign currency transactions	(3,025)	(107)	(142)	—	(78,508)	(62,226)	(12,819)
Net change in unrealized appreciation/depreciation of:
Investments	395,186	(72,404)	787,553	748,772	(916,626)	6,407,925	39,813
Foreign currency transactions	(305)	56	(5)	—	(1,401)	(179)	(1,046)
Net Realized and Change in Unrealized Gain (Loss)	735,801	161,039	992,159	1,340,788	(9,474,111)	4,708,986	18,858
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$944,033	$158,109	$988,711	$1,484,727	$(10,024,767)	$4,797,758	$191,134

90	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	91

Statements of Changes in Net Assets

	AGI Solutions 2015		AGI Solutions 2020		AGI Solutions 2030

	Year ended November 30, 2010	Period December 29, 2008** through November 30, 2009	Year ended November 30, 2010	Period December 29, 2008** through November 30, 2009	Year ended November 30, 2010	Period December 29, 2008** through November 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$180,409	$116,006	$162,226	$111,390	$156,996	$87,772
Net realized gain on investments	9,181	—	7,007	—	—	—
Net realized gain (loss) on investments in Affiliates	82,793	31,630	74,317	42,426	157,757	36,744
Net capital gain distributions received from underlying Affiliated funds	36,312	7,609	32,566	5,764	45,276	6,038
Net change in unrealized appreciation/depreciation of investments	1,578	18,386	2,476	14,763	9,147	—
Net change in unrealized appreciation/depreciation of investments in Affiliates	218,269	569,377	176,867	560,022	227,383	795,245
Net increase (decrease) in net assets resulting from investment operations	528,542	743,008	455,459	734,365	596,559	925,799

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(2,876)	—	(1,766)	—	(5,267)	—
Class B	—	—	—	—	—	—
Class C	(2,587)	—	(991)	—	(1,829)	—
Class D	(3,914)	—	(2,417)	—	(3,372)	—
Class R	(409)	—	(403)	—	(294)	—
Class P	(451)	—	(445)	—	(337)	—
Institutional Class	(161,476)	—	(145,464)	—	(111,659)	—
Administrative Class	(435)	—	(429)	—	(321)	—
Net realized capital gains
Class A	(540)	—	(507)	—	(1,611)	—
Class C	(555)	—	(314)	—	(626)	—
Class D	(734)	—	(693)	—	(1,035)	—
Class R	(85)	—	(128)	—	(103)	—
Class P	(84)	—	(126)	—	(103)	—
Institutional Class	(29,640)	—	(40,616)	—	(33,224)	—
Administrative Class	(85)	—	(127)	—	(104)	—
Return of Capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(203,871)	—	(194,426)	—	(159,885)	—

Fund Share Transactions:
Net proceeds from the sale of shares	1,305,368	857,493	1,214,638	92,930	1,346,210	657,760
Issued in reinvestment of dividends and distributions	203,871	—	193,669	—	158,030	—
Cost of shares redeemed	(84,878)	(18,064)	(75,680)	(1,013)	(212,520)	(1,996)
Net increase (decrease) from Fund share transactions	1,424,361	839,429	1,332,627	91,917	1,291,720	655,764
Redemption Fees	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	1,749,032	1,582,437	1,593,660	826,282	1,728,394	1,581,563

Net Assets:
Beginning of period	4,582,437	3,000,000	3,826,282	3,000,000	4,581,563	3,000,000
End of period*	$6,331,469	$4,582,437	$5,419,942	$3,826,282	$6,309,957	$4,581,563
*Including undistributed (dividends in excess of) net investment income of:	$162,036	$123,633	$154,053	$117,172	$163,325	$93,834
†	Year end changed from June 30 to November 30.
**	Commencement of operations.

92	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

AGI Solutions 2040		AGI Solutions 2050		AGI Solutions Core Allocation			AGI Solutions Growth Allocation		AGI Solutions Retirement Income

Year ended November 30, 2010	Period December 29, 2008** through November 30, 2009	Year ended November 30, 2010	Period December 29, 2008** through November 30, 2009	Year ended November 30, 2010	Period July 1, 2009† through November 30, 2009	Year ended June 30, 2009	Year ended November 30, 2010	Period April 27, 2009** through November 30, 2009	Year ended November 30, 2010	Period December 29, 2008** through November 30, 2009

$160,641	$69,667	$157,604	$68,983	$4,912,755	$1,260,127	$5,844,675	$168,551	$40,171	$164,809	$115,040
616	—	—	—	—	—	—	171	—	8,988	—
216,185	34,621	219,447	39,595	7,637,097	(2,839,440)	(47,175,075)	145,969	31,217	63,004	47,911
41,618	9,087	40,089	8,929	1,879,089	209,186	4,096,881	43,000	8,884	30,171	8,588
10,704	—	10,647	—	247,230	—	—	11,641	—	1,079	19,251
128,368	928,945	148,318	931,979	7,273,373	30,880,632	(9,048,428)	196,181	933,069	232,579	501,248
558,132	1,042,320	576,105	1,049,486	21,949,544	29,510,505	(46,281,947)	565,513	1,013,341	500,630	692,038

(4,017)	—	(643)	—	(2,234,683)	(226,968)	(2,305,373)	(989)	—	(12,374)	(1,594)
—	—	—	—	(613,938)	(72,559)	(1,384,734)	—	—	—	—
(803)	—	(206)	—	(2,141,855)	(202,562)	(3,647,880)	(4,295)	—	(18,686)	(202)
(1,025)	—	(2,034)	—	(592)	(53)	(52)	(222)	—	(2,846)	(464)
(279)	—	(259)	—	(435)	(55)	(50)	(203)	—	(298)	(238)
(317)	—	(302)	—	(66,403)	(7,231)	(52)	(233)	—	(558)	(289)
(100,646)	—	(92,398)	—	(1,395,115)	(90,782)	(699,356)	(70,909)	—	(188,518)	(87,822)
(301)	—	(286)	—	(222)	(48)	(54)	(222)	—	(530)	(286)

(1,308)	—	(290)	—	—	—	—	(410)	—	(2,846)	—
(337)	—	(128)	—	—	—	—	(1,931)	—	(1,993)	—
(354)	—	(883)	—	—	—	—	(97)	—	(809)	—
(106)	—	(129)	—	—	—	—	(97)	—	(135)	—
(105)	—	(129)	—	—	—	—	(97)	—	(136)	—
(32,397)	—	(37,999)	—	—	—	—	(28,500)	—	(41,890)	—
(106)	—	(129)	—	—	—	—	(97)	—	(135)	—

—	—	—	—	—	—	(430,051)	—	—	—	—
—	—	—	—	—	—	(258,312)	—	—	—	—
—	—	—	—	—	—	(680,486)	—	—	—	—
—	—	—	—	—	—	(10)	—	—	—	—
—	—	—	—	—	—	(9)	—	—	—	—
—	—	—	—	—	—	(10)	—	—	—	—
—	—	—	—	—	—	(130,460)	—	—	—	—
—	—	—	—	—	—	(10)	—	—	—	—
(142,101)	—	(135,815)	—	(6,453,243)	(600,258)	(9,536,899)	(108,302)	—	(271,754)	(90,895)

609,451	370,056	258,038	175,293	51,752,620	25,158,266	37,430,642	2,626,056	184,320	2,453,476	600,923
142,092	—	135,815	—	5,421,410	502,386	7,771,256	108,260	—	258,233	90,360
(325,422)	(162,398)	(47,688)	(86,903)	(62,827,799)	(17,750,037)	(92,475,689)	(1,523,283)	(3,433)	(202,462)	(14,993)
426,121	207,658	346,165	88,390	(5,653,769)	7,910,615	(47,273,791)	1,211,033	180,887	2,509,247	676,290
—	—	—	—	—	—	222	—	—	—	—
842,152	1,249,978	786,455	1,137,876	9,842,532	36,820,862	(103,092,415)	1,668,244	1,194,228	2,738,123	1,277,433

4,249,978	3,000,000	4,137,876	3,000,000	211,735,884	174,915,022	278,007,437	4,194,228	3,000,000	4,277,433	3,000,000
$5,092,130	$4,249,978	$4,924,331	$4,137,876	$221,578,416	$211,735,884	$174,915,022	$5,862,472	$4,194,228	$7,015,556	$4,277,433
$163,830	$78,762	$169,939	$77,920	$783,347	$869,055	$(818)	$173,447	$49,064	$(1)	$32,752

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	93

Statements of Changes in Net Assets   (Cont.)

	AGIC Convertible			AGIC Emerging Growth

	Year ended November 30, 2010	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009	Year ended November 30, 2010	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$11,104,901	$8,791,209	$6,993,667	$(108,656)	$(50,280)	$(40,240)
Net realized gain (loss) on investments and foreign currency transactions	41,619,727	(14,456,729)	(22,074,355)	3,010,764	336,862	(3,991,029)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	31,210,486	93,128,823	(49,650,857)	2,178,646	4,245,852	(1,566,687)
Net increase (decrease) in net assets resulting from investment operations	83,935,114	87,463,303	(64,731,545)	5,080,754	4,532,434	(5,597,956)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(11,440)	—	—	—	—	—
Class C	(3)	—	—	—	—	—
Class D	(491)	—	—	—	—	—
Class R	(78)	—	—	—	—	—
Class P	(252,997)	—	—	—	—	—
Institutional Class	(6,200,528)	(755,722)	(477,679)	—	—	—
Administrative Class	(106)	—	—	—	—	—
Class R — (liquidated)	—	—	—	—	—	—
Institutional Class — (converted)#	(4,642,295)	(4,972,169)	(5,559,726)	—	—	—
Class II — (liquidated)	(514,654)	(558,980)	(621,794)	—	—	—
Class III — (liquidated)	—	—	—	—	—	—
Net realized capital gains
Class R — (liquidated)	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	(107,496)	—	—	—
Institutional Class — (converted)#	—	—	(1,514,785)
Class II — (liquidated)	—	—	(237,582)	—	—	—
Class III — (liquidated)	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(11,622,592)	(6,286,871)	(8,519,062)	—	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	117,113,698 #	46,556,573	113,574,938	7,957,810	4,741,014	6,075,433
Issued in reorganization	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions	2,731,505	1,297,017	1,463,035	—	—	—
Cost of shares redeemed	(107,797,022)#	(5,701,089)	(54,008,977)	(9,401,355)	(959,179)	(2,719,406)
Net increase (decrease) from Fund share transactions	12,048,181	42,152,501	61,028,996	(1,443,545)	3,781,835	3,356,027
Total Increase (Decrease) in Net Assets	84,360,703	123,328,933	(12,221,611)	3,637,209	8,314,269	(2,241,929)

Net Assets:
Beginning of period	421,211,244	297,882,311	310,103,922	16,441,606	8,127,337	10,369,266
End of period*	$505,571,947	$421,211,244	$297,882,311	$20,078,815	$16,441,606	$8,127,337
* Including undistributed (dividends in excess of) net investment income of:	$2,798,193	$2,876,588	$373,877	$(4,033)	$—	$—
†	Year end changed from March 31 to November 30.
#	See Note 14(c).

94	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

AGIC High Yield Bond			AGIC International Growth		AGIC International Growth Opportunities			AGIC Micro Cap

Year ended November 30, 2010	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009	Year ended November 30, 2010	Year ended November 30, 2009	Year ended November 30, 2010	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009	Year ended November 30, 2010	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009

$6,292,795	$4,174,325	$4,078,388	$841,001	$92,397	$920,713	$615,838	$1,033,056	$(730,371)	$(388,526)	$(346,977)
3,179,130	(539,498)	(3,328,327)	(730,769)	(4,743,971)	7,949,172	(2,540,078)	(29,386,784)	9,597,860	(716,133)	(15,983,886)
1,027,878	13,269,547	(7,257,264)	3,188,543	6,498,696	11,468,353	41,909,827	(38,245,341)	6,922,206	16,046,066	(6,288,864)
10,499,803	16,904,374	(6,507,203)	3,298,775	1,847,122	20,338,238	39,985,587	(66,599,069)	15,789,695	14,941,407	(22,619,727)

(26,121)	—	—	(921)	—	—	—	—	—	—	—
(3,982)	—	—	(317)	—	—	—	—	—	—	—
(3,007)	—	—	(272)	—	—	—	—	—	—	—
(532)	—	—	(131)	—	—	—	—	—	—	—
(577)	—	—	(155)	—	(417,626)	—	—	—	—	—
(6,111,671)	(3,919,569)	(4,454,710)	(114,067)	(335,280)	(160,879)	—	—	—	—	—
(568)	—	—	—	—	—	—	—	—	—	—
—	—	—	—	(59,818)	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	(340,309)	—	—	—	—	—	—
—	—	—	—	—	(456,260)	—	—	—	—	—

—	—	—	—	(408,740)	—	—	—	—	—	—
—	—	—	—	—	—	—	(10,682,297)	—	—	—
—	—	—	—	(1,375,956)	—	—	(450,051)	—	—	(18,218)

—	—	—	—	(1,427,888)	—	—	—	—	—	—
—	—	—	—	—	—	—	(3,457,540)	—	—	—
(6,146,458)	(3,919,569)	(4,454,710)	(115,863)	(3,947,991)	(1,034,765)	—	(14,589,888)	—	—	(18,218)

41,041,065	19,433,673	25,191,406	11,584,025	3,762,905	90,798,559	24,357,819	64,511,983	13,524,553	3,236,727	15,606,664
—	—	—	99,372,339	—	—	—	—	—	—	—
5,698,486	3,536,124	4,193,149	63,345	3,745,980	997,215	—	14,480,102	—	—	18,097
(25,168,619)	(15,520,970)	(19,459,996)	(17,168,366)	(10,721,963)	(91,646,953)	(10,421,507)	(56,474,346)	(25,716,370)	(4,362,160)	(12,931,589)
21,570,932	7,448,827	9,924,559	93,851,343	(3,213,078)	148,821	13,936,312	22,517,739	(12,191,817)	(1,125,433)	2,693,172
25,924,277	20,433,632	(1,037,354)	97,034,255	(5,313,947)	19,452,294	53,921,899	(58,671,218)	3,597,878	13,815,974	(19,944,773)

69,666,992	49,233,360	50,270,714	7,578,060	12,892,007	116,703,089	62,781,190	121,452,408	53,993,597	40,177,623	60,122,396
$95,591,269	$69,666,992	$49,233,360	$104,612,315	$7,578,060	$136,155,383	$116,703,089	$62,781,190	$57,591,475	$53,993,597	$40,177,623
$281,094	$324,794	$8,941	$838,860	$114,906	$1,348,175	$1,580,019	$982,464	$—	$—	$—

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	95

Statements of Changes in Net Assets  (Cont.)

	AGIC Small to Mid Cap Growth			AGIC Ultra Micro Cap

	Year ended November 30, 2010	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009	Year ended November 30, 2010	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(11,590)	$(5,732)	$(18,408)	$(56,852)	$(19,355)	$(27,138)
Net realized gain (loss) on investments and foreign currency transactions	1,000,823	190,746	(1,672,761)	555,145	72,454	(489,084)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(201,421)	1,273,543	(257,128)	624,680	554,095	(122,292)
Net increase (decrease) in net assets resulting from investment operations	787,812	1,458,557	(1,948,297)	1,122,973	607,194	(638,514)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net realized capital gains
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	—	—	—	—	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	5,094	—	188,770	2,568,563	171,603	856,224
Issued in reinvestment of dividends and distributions	—	—	—	—	—	—
Cost of shares redeemed	(2,500,000)	—	—	(843,669)	(82,062)	(19,787)
Net increase (decrease) from Fund share transactions	(2,494,906)	—	188,770	1,724,894	89,541	836,437
Total Increase (Decrease) in Net Assets	(1,707,094)	1,458,557	(1,759,527)	2,847,867	696,735	197,923

Net Assets:
Beginning of period	4,561,036	3,102,479	4,862,006	1,780,806	1,084,071	886,148
End of period*	$2,853,942	$4,561,036	$3,102,479	$4,628,673	$1,780,806	$1,084,071
* Including undistributed (dividends in excess of) net investment income of:	$(197)	$—	$—	$1	$—	$—
†	Year end changed from March 31 to November 30.
**	Commencement of operations.

96	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

NFJ Global Dividend Value		RCM All Horizons		RCM China Equity	RCM Disciplined Equity

Year ended November 30, 2010	Period June 26, 2009** through November 30, 2009	Year ended November 30, 2010	Year ended November 30, 2009	Period June 7, 2010** through November 30, 2010	Year ended November 30, 2010	Year ended November 30, 2009

$208,232	$28,613	$(2,930)	$12,071	$(3,448)	$143,939	$71,162

340,920	97,645	233,387	(265,791)	204,611	592,016	545,921

394,881	410,225	(72,348)	661,647	787,548	748,772	2,382,064

944,033	536,483	158,109	407,927	988,711	1,484,727	2,999,147

(32,058)	(46)	(582)	(15)	—	(5,407)	(342)
(17,554)	(1)	(1)	(3)	—	(36)	(306)
(6,184)	(13)	(47)	(15)	—	(850)	(25)
(580)	(17)	(49)	(33)	—	(42)	(36)
(202,021)	(4,923)	(12,658)	(7,875)	—	(64,574)	(11,932)

(5,976)	—	—	—	—	(60,608)	(1,033)
(2,073)	—	—	—	—	(23,070)	(908)
(731)	—	—	—	—	(4,193)	(121)
(236)	—	—	—	—	(371)	(121)
(57,953)	—	—	—	—	(436,490)	(36,374)

(325,366)	(5,000)	(13,337)	(7,941)	—	(595,641)	(51,198)

14,706,103	367,852	365,051	70,972	1,443,725	9,098,357	8,894,177

320,286	4,985	13,337	7,941	—	589,211	51,198
(943,585)	—	(61,164)	—	(484,247)	(3,584,364)	(668,878)

14,082,804	372,837	317,224	78,913	959,478	6,103,204	8,276,497
14,701,471	904,320	461,996	478,899	1,948,189	6,992,290	11,224,446

3,404,320	2,500,000	1,806,268	1,327,369	3,000,000	13,470,047	2,245,601
$18,105,791	$3,404,320	$2,268,264	$1,806,268	$4,948,189	$20,462,337	$13,470,047
$26,241	$19,893	$76,330	$13,305	$(1,503)	$143,934	$70,904

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	97

Statements of Changes in Net Assets  (Cont.)

	RCM Global EcoTrendsSM		RCM Global Water		RCM International Opportunities

	Year ended November 30, 2010	Year ended November 30, 2009	Year ended November 30, 2010	Year ended November 30, 2009	Year ended November 30, 2010	Year ended November 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(550,656)	$(466,616)	$88,772	$328,106	$172,276	$103,203
Net realized gain (loss) on investments and foreign currency transactions	(8,556,084)	(14,126,191)	(1,698,760)	(8,114,842)	(19,909)	(565,135)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(918,027)	37,042,102	6,407,746	21,257,510	38,767	2,872,662
Net increase (decrease) in net assets resulting from investment operations	(10,024,767)	22,449,295	4,797,758	13,470,774	191,134	2,410,730

Dividends to Shareholders from:
Net investment income
Class A	—	—	(25,562)	(572,331)	(230)	(35)
Class C	—	—	(55)	(467,207)	(21)	(8)
Class D	—	—	(517)	(193)	(51)	(35)
Class P	—	—	(19,546)	(270,825)	(45)	(44)
Institutional Class	—	—	(1,633)	(637)	(92,048)	(22,633)
Total Dividends to Shareholders	—	—	(47,313)	(1,311,193)	(92,395)	(22,755)

Fund Share Transactions:
Net proceeds from the sale of shares	10,959,479	30,098,783	13,616,098	16,982,094	1,388,543	7,616,721
Issued in reinvestment of dividends and distributions	—	—	12,275	101,368	92,395	22,756
Cost of shares redeemed	(36,249,662)	(30,999,736)	(19,309,004)	(17,878,140)	(1,029,155)	(1,528)
Net increase (decrease) from Fund share transactions	(25,290,183)	(900,953)	(5,680,631)	(794,678)	451,783	7,637,949
Redemption Fees	—	803	—	706	—	—
Total Increase (Decrease) in Net Assets	(35,314,950)	21,549,145	(930,186)	11,365,609	550,522	10,025,924

Net Assets:
Beginning of period	103,020,478	81,471,333	58,896,199	47,530,590	12,513,548	2,487,624
End of period*	$67,705,528	$103,020,478	$57,966,013	$58,896,199	$13,064,070	$12,513,548
*Including undistributed (dividends in excess of) net investment income of:	$(6,295)	$(15,409)	$1,492	$20,244	$156,430	$89,368

98	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	99

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGI Solutions 2015:
Class A
11/30/2010	$18.38	$0.48	$1.22	$1.70	$(0.68)
12/29/2008* - 11/30/2009	15.00	0.53	2.85	3.38	—
Class C
11/30/2010	$18.25	$0.36	$1.19	$1.55	$(0.59)
12/29/2008* - 11/30/2009	15.00	0.40	2.85	3.25	—
Class D
11/30/2010	$18.40	$0.52	$1.18	$1.70	$(0.68)
12/29/2008* - 11/30/2009	15.00	0.53	2.87	3.40	—
Class R
11/30/2010	$18.35	$0.53	$1.13	$1.66	$(0.62)
12/29/2008* - 11/30/2009	15.00	0.47	2.88	3.35	—
Class P
11/30/2010	$18.43	$0.61	$1.13	$1.74	$(0.68)
12/29/2008* - 11/30/2009	15.00	0.53	2.90	3.43	—
Institutional Class
11/30/2010	$18.45	$0.61	$1.14	$1.75	$(0.69)
12/29/2008* - 11/30/2009	15.00	0.55	2.90	3.45	—
Administrative Class
11/30/2010	$18.40	$0.58	$1.14	$1.72	$(0.66)
12/29/2008* - 11/30/2009	15.00	0.51	2.89	3.40	—
AGI Solutions 2020:
Class A
11/30/2010	$18.58	$0.52	$1.18	$1.70	$(0.66)
12/29/2008* - 11/30/2009	15.00	0.53	3.05	3.58	—
Class C
11/30/2010	$18.46	$0.32	$1.22	$1.54	$(0.60)
12/29/2008* - 11/30/2009	15.00	0.40	3.06	3.46	—
Class D
11/30/2010	$18.59	$0.52	$1.17	$1.69	$(0.66)
12/29/2008* - 11/30/2009	15.00	0.53	3.06	3.59	—
Class R
11/30/2010	$18.55	$0.55	$1.09	$1.64	$(0.60)
12/29/2008* - 11/30/2009	15.00	0.47	3.08	3.55	—
Class P
11/30/2010	$18.62	$0.64	$1.10	$1.74	$(0.66)
12/29/2008* - 11/30/2009	15.00	0.54	3.08	3.62	—
Institutional Class
11/30/2010	$18.64	$0.64	$1.12	$1.76	$(0.68)
12/29/2008* - 11/30/2009	15.00	0.55	3.09	3.64	—
Administrative Class
11/30/2010	$18.60	$0.61	$1.10	$1.71	$(0.64)
12/29/2008* - 11/30/2009	15.00	0.52	3.08	3.60	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

100	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover

$(0.12)	$(0.80)	$19.28	9.67%	$229	0.50%		5.47%		2.62%		24%
—	—	18.38	22.53	78	0.50	(c)	9.98	(c)	3.36	(c)	21

$(0.12)	$(0.71)	$19.09	8.88%	$305	1.25%		7.23%		1.99%		24%
—	—	18.25	21.67	71	1.25	(c)	8.61	(c)	2.61	(c)	21

$(0.12)	$(0.80)	$19.30	9.62%	$204	0.50%		5.74%		2.84%		24%
—	—	18.40	22.67	91	0.50	(c)	8.84	(c)	3.36	(c)	21

$(0.12)	$(0.74)	$19.27	9.43%	$13	0.75%		5.77%		2.87%		24%
—	—	18.35	22.33	12	0.75	(c)	7.76	(c)	3.11	(c)	21

$(0.12)	$(0.80)	$19.37	9.88%	$14	0.30%		5.38%		3.32%		24%
—	—	18.43	22.87	12	0.30	(c)	6.52	(c)	3.56	(c)	21

$(0.12)	$(0.81)	$19.39	10.02%	$5,553	0.20%		5.26%		3.32%		24%
—	—	18.45	23.00	4,306	0.20	(c)	6.42	(c)	3.66	(c)	21

$(0.12)	$(0.78)	$19.34	9.75%	$13	0.45%		5.54%		3.17%		24%
—	—	18.40	22.67	12	0.45	(c)	6.67	(c)	3.41	(c)	21

$(0.19)	$(0.85)	$19.43	9.60%	$154	0.53%		6.52%		2.79%		23%
—	—	18.58	23.87	40	0.53	(c)	10.16	(c)	3.38	(c)	25

$(0.19)	$(0.79)	$19.21	8.72%	$204	1.28%		8.05%		1.72%		23%
—	—	18.46	23.07	30	1.28	(c)	10.57	(c)	2.63	(c)	25

$(0.19)	$(0.85)	$19.43	9.54%	$187	0.53%		5.95%		2.80%		23%
—	—	18.59	23.93	65	0.53	(c)	10.35	(c)	3.38	(c)	25

$(0.19)	$(0.79)	$19.40	9.25%	$13	0.78%		6.30%		2.99%		23%
—	—	18.55	23.67	12	0.78	(c)	8.76	(c)	3.13	(c)	25

$(0.19)	$(0.85)	$19.51	9.81%	$14	0.33%		5.93%		3.44%		23%
—	—	18.62	24.13	13	0.33	(c)	6.56	(c)	3.58	(c)	25

$(0.19)	$(0.87)	$19.53	9.90%	$4,834	0.23%		5.80%		3.44%		23%
—	—	18.64	24.27	3,654	0.23	(c)	6.46	(c)	3.68	(c)	25

$(0.19)	$(0.83)	$19.48	9.63%	$14	0.48%		6.08%		3.29%		23%
—	—	18.60	24.00	12	0.48	(c)	6.71	(c)	3.43	(c)	25

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	101

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGI Solutions 2030:
Class A
11/30/2010	$19.36	$0.50	$1.59	$2.09	$(0.51)
12/29/2008* - 11/30/2009	15.00	0.41	3.95	4.36	—
Class C
11/30/2010	$19.28	$0.26	$1.66	$1.92	$(0.45)
12/29/2008* - 11/30/2009	15.00	0.28	4.00	4.28	—
Class D
11/30/2010	$19.40	$0.47	$1.62	$2.09	$(0.51)
12/29/2008* - 11/30/2009	15.00	0.41	3.99	4.40	—
Class R
11/30/2010	$19.37	$0.49	$1.54	$2.03	$(0.44)
12/29/2008* - 11/30/2009	15.00	0.34	4.03	4.37	—
Class P
11/30/2010	$19.45	$0.58	$1.56	$2.14	$(0.51)
12/29/2008* - 11/30/2009	15.00	0.41	4.04	4.45	—
Institutional Class
11/30/2010	$19.47	$0.59	$1.56	$2.15	$(0.52)
12/29/2008* - 11/30/2009	15.00	0.43	4.04	4.47	—
Administrative Class
11/30/2010	$19.43	$0.55	$1.54	$2.09	$(0.48)
12/29/2008* - 11/30/2009	15.00	0.39	4.04	4.43	—
AGI Solutions 2040:
Class A
11/30/2010	$20.08	$0.73	$1.71	$2.44	$(0.49)
12/29/2008* - 11/30/2009	15.00	0.30	4.78	5.08	—
Class C
11/30/2010	$19.92	$0.57	$1.69	$2.26	$(0.38)
12/29/2008* - 11/30/2009	15.00	0.19	4.73	4.92	—
Class D
11/30/2010	$20.05	$0.52	$1.92	$2.44	$(0.46)
12/29/2008* - 11/30/2009	15.00	0.32	4.73	5.05	—
Class R
11/30/2010	$20.03	$0.59	$1.80	$2.39	$(0.42)
12/29/2008* - 11/30/2009	15.00	0.26	4.77	5.03	—
Class P
11/30/2010	$20.12	$0.68	$1.80	$2.48	$(0.48)
12/29/2008* - 11/30/2009	15.00	0.33	4.79	5.12	—
Institutional Class
11/30/2010	$20.13	$0.70	$1.82	$2.52	$(0.50)
12/29/2008* - 11/30/2009	15.00	0.35	4.78	5.13	—
Administrative Class
11/30/2010	$20.09	$0.65	$1.80	$2.45	$(0.46)
12/29/2008* - 11/30/2009	15.00	0.31	4.78	5.09	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

102	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover

$(0.16)	$(0.67)	$20.78	11.07%	$286	0.63%		5.46%		2.57%		33%
—	—	19.36	29.07	179	0.63	(c)	9.16	(c)	2.47	(c)	11

$(0.16)	$(0.61)	$20.59	10.17%	$542	1.38%		7.39%		1.32%		33%
—	—	19.28	28.53	78	1.38	(c)	9.74	(c)	1.72	(c)	11

$(0.16)	$(0.67)	$20.82	11.04%	$295	0.63%		5.63%		2.41%		33%
—	—	19.40	29.33	123	0.63	(c)	8.98	(c)	2.47	(c)	11

$(0.16)	$(0.60)	$20.80	10.73%	$14	0.88%		5.79%		2.53%		33%
—	—	19.37	29.13	13	0.88	(c)	7.74	(c)	2.22	(c)	11

$(0.16)	$(0.67)	$20.92	11.27%	$14	0.43%		5.41%		2.97%		33%
—	—	19.45	29.67	13	0.43	(c)	6.37	(c)	2.67	(c)	11

$(0.16)	$(0.68)	$20.94	11.35%	$5,145	0.33%		5.29%		3.02%		33%
—	—	19.47	29.80	4,163	0.33	(c)	6.27	(c)	2.77	(c)	11

$(0.16)	$(0.64)	$20.88	11.04%	$14	0.58%		5.55%		2.82%		33%
—	—	19.43	29.53	13	0.58	(c)	6.52	(c)	2.52	(c)	11

$(0.15)	$(0.64)	$21.88	12.48%	$79	0.56%		5.99%		3.57%		44%
—	—	20.08	33.87	23	0.56	(c)	11.53	(c)	1.93	(c)	13

$(0.15)	$(0.53)	$21.65	11.61%	$22	1.31%		6.66%		2.82%		44%
—	—	19.92	32.80	42	1.31	(c)	11.89	(c)	1.18	(c)	13

$(0.15)	$(0.61)	$21.88	12.49%	$177	0.56%		6.58%		2.51%		44%
—	—	20.05	33.67	45	0.56	(c)	10.43	(c)	1.93	(c)	13

$(0.15)	$(0.57)	$21.85	12.19%	$15	0.81%		6.50%		2.90%		44%
—	—	20.03	33.53	14	0.81	(c)	10.01	(c)	1.68	(c)	13

$(0.15)	$(0.63)	$21.97	12.64%	$15	0.36%		6.10%		3.35%		44%
—	—	20.12	34.13	13	0.36	(c)	6.43	(c)	2.13	(c)	13

$(0.15)	$(0.65)	$22.00	12.83%	$4,769	0.26%		5.98%		3.43%		44%
—	—	20.13	34.20	4,100	0.26	(c)	6.33	(c)	2.23	(c)	13

$(0.15)	$(0.61)	$21.93	12.48%	$15	0.51%		6.24%		3.20%		44%
—	—	20.09	33.93	13	0.51	(c)	6.58	(c)	1.98	(c)	13

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	103

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGI Solutions 2050:
Class A
11/30/2010	$20.07	$0.62	$1.93	$2.55	$(0.43)
12/29/2008* - 11/30/2009	15.00	0.31	4.76	5.07	—
Class C
11/30/2010	$19.96	$0.43	$1.96	$2.39	$(0.31)
12/29/2008* - 11/30/2009	15.00	0.18	4.78	4.96	—
Class D
11/30/2010	$20.09	$0.62	$1.93	$2.55	$(0.44)
12/29/2008* - 11/30/2009	15.00	0.32	4.77	5.09	—
Class R
11/30/2010	$20.06	$0.61	$1.88	$2.49	$(0.39)
12/29/2008* - 11/30/2009	15.00	0.26	4.80	5.06	—
Class P
11/30/2010	$20.14	$0.71	$1.89	$2.60	$(0.45)
12/29/2008* - 11/30/2009	15.00	0.33	4.81	5.14	—
Institutional Class
11/30/2010	$20.16	$0.73	$1.89	$2.62	$(0.47)
12/29/2008* - 11/30/2009	15.00	0.34	4.82	5.16	—
Administrative Class
11/30/2010	$20.11	$0.68	$1.89	$2.57	$(0.43)
12/29/2008* - 11/30/2009	15.00	0.30	4.81	5.11	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

104	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover

$(0.19)	$(0.62)	$22.00	13.02%	$57	0.56%		6.28%		3.05%		37%
—	—	20.07	33.80	30	0.56	(c)	9.92	(c)	1.91	(c)	11

$(0.19)	$(0.50)	$21.85	12.21%	$35	1.31%		7.37%		2.11%		37%
—	—	19.96	33.07	13	1.31	(c)	10.64	(c)	1.16	(c)	11

$(0.19)	$(0.63)	$22.01	12.99%	$166	0.56%		6.36%		3.04%		37%
—	—	20.09	33.93	91	0.56	(c)	11.64	(c)	1.91	(c)	11

$(0.19)	$(0.58)	$21.97	12.75%	$17	0.81%		6.49%		2.98%		37%
—	—	20.06	33.73	13	0.81	(c)	10.14	(c)	1.66	(c)	11

$(0.19)	$(0.64)	$22.10	13.26%	$15	0.36%		6.08%		3.48%		37%
—	—	20.14	34.27	14	0.36	(c)	7.10	(c)	2.11	(c)	11

$(0.19)	$(0.66)	$22.12	13.34%	$4,619	0.26%		5.97%		3.56%		37%
—	—	20.16	34.40	3,963	0.26	(c)	7.00	(c)	2.21	(c)	11

$(0.19)	$(0.62)	$22.06	13.09%	$15	0.51%		6.23%		3.32%		37%
—	—	20.11	34.07	14	0.51	(c)	7.25	(c)	1.96	(c)	11

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	105

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Core Allocation:
Class A
11/30/2010	$9.84	$0.26	$0.85	$1.11	$(0.37)	$—
7/1/2009** - 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—
6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)
6/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)
6/30/2006	11.08	0.19	0.80	0.99	(0.16)	(0.13)
Class B
11/30/2010	$9.92	$0.22	$0.83	$1.05	$(0.23)	$—
7/1/2009** - 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—
6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.61)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
Class C
11/30/2010	$9.89	$0.19	$0.85	$1.04	$(0.24)	$—
7/1/2009** - 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—
6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.63)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
Class D
11/30/2010	$9.83	$0.23	$0.87	$1.10	$(0.37)	$—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class R
11/30/2010	$9.81	$0.24	$0.84	$1.08	$(0.35)	$—
7/1/2009** - 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class P
11/30/2010	$9.84	$0.26	$0.86	$1.12	$(0.40)	$—
7/1/2009** - 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—
Institutional Class
11/30/2010	$9.77	$0.29	$0.83	$1.12	$(0.41)	$—
7/1/2009** - 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)
6/30/2007	11.80	0.33	1.44	1.77	(0.88)	(0.15)
6/30/2006	11.09	0.24	0.82	1.06	(0.22)	(0.13)
Administrative Class
11/30/2010	$9.83	$0.27	$0.86	$1.13	$(0.18)	$—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

106	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Redemption Fees (a)		Net Asset Value End of Period	Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimburse ment (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimburse ment (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover

$—	$(0.37)	$—		$10.58	11.56%	$72,415	0.51%		1.42%		2.58%		46%
—	(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
(0.09)	(0.49)	—	(b)	8.45	(15.51)	47,224	0.63		0.76		3.51		69
(0.14)	(1.32)	—	(b)	10.62	(5.45)	63,265	0.65		0.65		2.74		17
—	(0.92)	—	(b)	12.57	14.82	70,370	0.72		0.72		1.98		17
—	(0.29)	—	(b)	11.78	9.03	65,643	0.65		0.65		1.65		6

$—	$(0.23)	$—		$10.74	10.86%	$18,030	1.26%		2.19%		2.13%		46%
—	(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(b)	8.53	(16.12)	29,177	1.39		1.50		2.67		69
(0.14)	(1.15)	—	(b)	10.70	(6.07)	60,519	1.40		1.40		2.03		17
—	(0.76)	—	(b)	12.57	13.98	82,725	1.47		1.47		1.19		17
—	(0.20)	—	(b)	11.72	8.20	80,506	1.40		1.40		0.86		6

$—	$(0.24)	$—		$10.69	10.65%	$87,546	1.26%		2.16%		1.93%		46%
—	(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(b)	8.50	(16.21)	80,857	1.39		1.50		2.74		69
(0.14)	(1.16)	—	(b)	10.68	(6.10)	138,659	1.40		1.40		1.99		17
—	(0.78)	—	(b)	12.55	14.06	168,495	1.47		1.47		1.23		17
—	(0.20)	—	(b)	11.72	8.21	140,987	1.40		1.40		0.87		6

$—	$(0.37)	$—		$10.56	11.48%	$34	0.51%		1.41%		2.28%		46%
—	(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$—	$(0.35)	$—		$10.54	11.30%	$13	0.76%		1.64%		2.38%		46%
—	(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
(0.01)	(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$—	$(0.40)	$—		$10.56	11.77%	$6,433	0.31%		1.39%		2.54%		46%
—	(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
(0.01)	(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$—	$(0.41)	$—		$10.48	11.88%	$37,093	0.21%		1.15%		2.91%		46%
—	(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
(0.10)	(0.53)	—	(b)	8.38	(15.16)	16,150	0.13		0.30		3.89		69
(0.14)	(1.44)	—	(b)	10.55	(4.85)	15,564	0.10		0.10		3.04		17
—	(1.03)	—	(b)	12.54	15.49	13,155	0.17		0.17		2.64		17
—	(0.35)	—	(b)	11.80	9.56	745	0.10		0.10		2.05		6

$—	$(0.18)	$—		$10.78	11.62%	$14	0.46%		1.37%		2.68%		46%
—	(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	107

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations	Dividends from Net Investment Income
AGI Solutions Growth Allocation:
Class A
11/30/2010	$19.96	$0.47	$2.09	$2.56	$(0.35)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—
Class C
11/30/2010	$19.87	$0.44	$1.96	$2.40	$(0.32)
4/27/2009* - 11/30/2009	15.00	0.09	4.78	4.87	—
Class D
11/30/2010	$19.96	$0.63	$1.94	$2.57	$(0.33)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—
Class R
11/30/2010	$19.93	$0.62	$1.91	$2.53	$(0.31)
4/27/2009* - 11/30/2009	15.00	0.14	4.79	4.93	—
Class P
11/30/2010	$19.99	$0.71	$1.91	$2.62	$(0.35)
4/27/2009* - 11/30/2009	15.00	0.19	4.80	4.99	—
Institutional Class
11/30/2010	$20.00	$0.73	$1.91	$2.64	$(0.36)
4/27/2009* - 11/30/2009	15.00	0.20	4.80	5.00	—
Administrative Class
11/30/2010	$19.97	$0.68	$1.90	$2.58	$(0.33)
4/27/2009* - 11/30/2009	15.00	0.17	4.80	4.97	—
AGI Solutions Retirement Income:
Class A
11/30/2010	$17.81	$0.47	$1.05	$1.52	$(0.61)
12/29/2008* - 11/30/2009	15.00	0.53	2.71	3.24	(0.43)
Class C
11/30/2010	$17.83	$0.28	$1.11	$1.39	$(0.66)
12/29/2008* - 11/30/2009	15.00	0.41	2.72	3.13	(0.30)
Class D
11/30/2010	$17.83	$0.49	$1.04	$1.53	$(0.56)
12/29/2008* - 11/30/2009	15.00	0.52	2.72	3.24	(0.41)
Class R
11/30/2010	$17.86	$0.49	$1.01	$1.50	$(0.43)
12/29/2008* - 11/30/2009	15.00	0.47	2.74	3.21	(0.35)
Class P
11/30/2010	$17.85	$0.57	$0.99	$1.56	$(0.80)
12/29/2008* - 11/30/2009	15.00	0.54	2.74	3.28	(0.43)
Institutional Class
11/30/2010	$17.85	$0.57	$1.01	$1.58	$(0.83)
12/29/2008* - 11/30/2009	15.00	0.55	2.74	3.29	(0.44)
Administrative Class
11/30/2010	$17.83	$0.54	$0.99	$1.53	$(0.76)
12/29/2008* - 11/30/2009	15.00	0.52	2.74	3.26	(0.43)
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

108	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimburse ment (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimburse ment (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover

$(0.14)	$(0.49)	$22.03	13.08%	$815	0.54%		5.64%		2.29%		66%
—	—	19.96	33.07	41	0.54	(c)	6.46	(c)	1.57	(c)	6

$(0.14)	$(0.46)	$21.81	12.34%	$497	1.29%		6.28%		2.18%		66%
—	—	19.87	32.47	181	1.29	(c)	7.21	(c)	0.82	(c)	6

$(0.14)	$(0.47)	$22.06	13.15%	$22	0.54%		5.48%		3.05%		66%
—	—	19.96	33.07	13	0.54	(c)	6.46	(c)	1.57	(c)	6

$(0.14)	$(0.45)	$22.01	12.91%	$15	0.79%		5.61%		3.04%		66%
—	—	19.93	32.87	13	0.79	(c)	6.71	(c)	1.32	(c)	6

$(0.14)	$(0.49)	$22.12	13.38%	$15	0.34%		5.21%		3.48%		66%
—	—	19.99	33.27	13	0.34	(c)	6.31	(c)	1.77	(c)	6

$(0.14)	$(0.50)	$22.14	13.49%	$4,484	0.24%		5.11%		3.58%		66%
—	—	20.00	33.33	3,920	0.24	(c)	6.21	(c)	1.87	(c)	6

$(0.14)	$(0.47)	$22.08	13.20%	$15	0.49%		5.36%		3.33%		66%
—	—	19.97	33.13	13	0.49	(c)	6.46	(c)	1.62	(c)	6

$(0.20)	$(0.81)	$18.52	8.86%	$595	0.52%		5.29%		2.65%		22%
—	(0.43)	17.81	21.95	256	0.52	(c)	8.79	(c)	3.42	(c)	26

$(0.20)	$(0.86)	$18.36	8.09%	$1,398	1.27%		6.16%		1.56%		22%
—	(0.30)	17.83	21.11	133	1.27	(c)	10.38	(c)	2.67	(c)	26

$(0.20)	$(0.76)	$18.60	8.89%	$179	0.52%		5.75%		2.75%		22%
—	(0.41)	17.83	21.93	73	0.52	(c)	8.81	(c)	3.42	(c)	26

$(0.20)	$(0.63)	$18.73	8.61%	$15	0.77%		5.62%		2.70%		22%
—	(0.35)	17.86	21.72	12	0.77	(c)	7.31	(c)	3.17	(c)	26

$(0.20)	$(1.00)	$18.41	9.13%	$13	0.32%		5.13%		3.20%		22%
—	(0.43)	17.85	22.19	12	0.32	(c)	6.06	(c)	3.62	(c)	26

$(0.20)	$(1.03)	$18.40	9.24%	$4,803	0.22%		5.04%		3.22%		22%
—	(0.44)	17.85	22.30	3,779	0.22	(c)	5.96	(c)	3.72	(c)	26

$(0.20)	$(0.96)	$18.40	8.94%	$13	0.47%		5.28%		3.05%		22%
—	(0.43)	17.83	22.03	12	0.47	(c)	6.21	(c)	3.47	(c)	26

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	109

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC Convertible:
Class A
4/12/2010* - 11/30/2010	$26.22	$0.38	$1.82	$2.20	$(0.21)
Class C
4/12/2010* - 11/30/2010	$26.22	$0.24	$1.84	$2.08	$— (f)
Class D
4/12/2010* - 11/30/2010	$26.22	$0.40	$1.79	$2.19	$(0.25)
Class R
4/12/2010* - 11/30/2010	$26.22	$0.33	$1.82	$2.15	$(0.20)
Class P
6/7/2010* - 11/30/2010	$24.02	$0.27	$4.11	$4.38	$(0.28)
Institutional Class
11/30/2010	$23.92	$0.62	$4.20	$4.82	$(0.66)
4/1/2009** - 11/30/2009	19.01	0.50	4.77	5.27	(0.36)
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)
3/31/2008	24.35	0.37	0.58	0.95	(0.32)
3/31/2007	24.57	0.45	2.03	2.48	(0.47)
3/31/2006	22.44	0.27	3.45	3.72	(0.55)
Administrative Class
4/12/2010* - 11/30/2010	$26.22	$0.37	$1.83	$2.20	$(0.28)
AGIC Emerging Growth:
Institutional Class
11/30/2010	$10.05	$(0.06)	$2.85	$2.79	$—
4/1/2009** - 11/30/2009	6.59	(0.03)	3.49	3.46	—
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—
3/31/2008	13.09	(0.06)	(0.70)	(0.76)	—
3/31/2007	13.90	(0.07)	0.19	0.12	—
3/31/2006	9.77	(0.11)	4.25	4.14	—
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98%, 0.89%, 0.85% and 0.87% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90%, 0.72%, 0.72% and 1.17% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.
(f)	Less than $(0.01) per share.

110	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—	$(0.21)	$28.21	8.46%	$10,500	0.96	%(c)	0.97	%(c)	2.25	%(c)	116%

$—	$— (f)	$28.30	7.94%	$227	1.77	%(c)	1.77	%(c)	1.40	%(c)	116%

$—	$(0.25)	$28.16	8.46%	$2,180	0.93	%(c)	0.94	%(c)	2.31	%(c)	116%

$—	$(0.20)	$28.17	8.29%	$11	1.25	%(c)	1.26	%(c)	1.97	%(c)	116%

$—	$(0.28)	$28.12	18.34%	$21,417	0.84	%(c)	0.87	%(c)	2.35	%(c)	116%

$—	$(0.66)	$28.08	20.46%	$471,226	0.77%		0.80%		2.42%		116%
—	(0.36)	23.92	27.85	64,996	1.00	(c)(d)	1.00	(c)	3.34	(c)	84
(0.14)	(0.57)	19.01	(21.30)	20,664	1.03	(d)	1.03		1.86		91
(0.10)	(0.42)	24.88	3.84	47,773	1.03	(d)	1.03		1.45		98
(2.23)	(2.70)	24.35	10.79	39,022	1.02	(d)	1.02		1.89		92
(1.04)	(1.59)	24.57	17.15	31,627	1.03	(d)	1.14		1.02		92

$—	$(0.28)	$28.14	8.45%	$11	0.98	%(c)	0.99	%(c)	2.23	%(c)	116%

$—	$—	$12.84	27.76%	$20,079	1.19%		1.71%		(0.57)%		168%
—	—	10.05	52.50	13,942	1.18	(c)	1.18	(c)(e)	(0.53	)(c)	97
—	—	6.59	(42.45)	6,591	1.21		1.21	(e)	(0.34)		146
(0.88)	(0.88)	11.45	(7.01)	7,499	1.21		1.21	(e)	(0.46)		129
(0.93)	(0.93)	13.09	1.30	7,409	1.21		1.21	(e)	(0.54)		148
(0.01)	(0.01)	13.90	42.38	6,721	1.50		1.89	(e)	(1.04)		128

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	111

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC High Yield Bond:
Class A
4/12/2010* - 11/30/2010	$9.65	$0.49	$0.19	$0.68	$(0.30)
Class C
4/12/2010* - 11/30/2010	$9.65	$0.45	$0.19	$0.64	$(0.27)
Class D
4/12/2010* - 11/30/2010	$9.65	$0.48	$0.18	$0.66	$(0.52)
Class R
4/12/2010* - 11/30/2010	$9.65	$0.47	$0.18	$0.65	$(0.50)
Class P
4/12/2010* - 11/30/2010	$9.65	$0.50	$0.17	$0.67	$(0.54)
Institutional Class
11/30/2010	$9.17	$0.83	$0.61	$1.44	$(0.81)
4/1/2009** - 11/30/2009	7.40	0.52	1.77	2.29	(0.52)
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)
3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)
3/31/2007	10.00	0.73	0.30	1.03	(0.76)
3/31/2006	10.04	0.70	0.02	0.72	(0.76)
Administrative Class
4/12/2010* - 11/30/2010	$9.65	$0.49	$0.17	$0.66	$(0.53)
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61%, 0.57%, 0.52% and 0.56% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.

112	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$10.03	7.07%	$1,296	1.11	%(c)	1.47	%(c)	7.70	%(c)	144%

$10.02	6.73%	$311	1.87	%(c)	2.21	%(c)	7.12	%(c)	144%

$9.79	7.09%	$169	1.11	%(c)	1.47	%(c)	7.84	%(c)	144%

$9.80	6.97%	$11	1.36	%(c)	1.63	%(c)	7.74	%(c)	144%

$9.78	7.22%	$11	0.97	%(c)	1.14	%(c)	8.13	%(c)	144%

$9.80	16.23%	$93,782	0.63%		0.93%		8.65%		144%
9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55
9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81
10.27	10.76	63,925	0.64		0.64	(d)	7.21		92
10.00	7.40	81,187	0.64		0.82	(d)	6.70		112

$9.78	7.12%	$11	1.12	%(c)	1.28	%(c)	7.98	%(c)	144%

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	113

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC International Growth:
Class A
11/30/2010	$4.58	$0.02		$0.34	$0.36	$(0.06)
2/2/2009* - 11/30/2009	3.40	0.03		1.15	1.18	—
Class C
11/30/2010	$4.55	$(0.01)		$0.34	$0.33	$(0.05)
2/2/2009* - 11/30/2009	3.40	(—	)(e)	1.15	1.15	—
Class D
11/30/2010	$4.58	$0.01		$0.36	$0.37	$(0.06)
2/2/2009* - 11/30/2009	3.40	0.03		1.15	1.18	—
Class R
11/30/2010	$4.57	$—	(f)	$0.35	$0.35	$(0.04)
2/2/2009* - 11/30/2009	3.40	0.02		1.15	1.17	—
Class P
11/30/2010	$4.59	$0.03		$0.35	$0.38	$(0.05)
2/2/2009* - 11/30/2009	3.40	0.04		1.15	1.19	—
Institutional Class
11/30/2010	$4.60	$0.06		$0.33	$0.39	$(0.06)
11/30/2009	4.98	0.06		0.90	0.96	(0.17)
4/1/2008** - 11/30/2008	8.46	0.10		(3.58)	(3.48)	—
3/31/2008	22.35	0.17		3.82	3.99	(0.29)
3/31/2007	22.69	0.07		2.86	2.93	(0.07)
3/31/2006	20.47	0.16		6.05	6.21	—
*	Commencement of operations.
**	On November 14, 2008, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.12%, 0.99%, 1.14% and 0.99% for the period ended November 30, 2008 and the years ended March 31, 2008, March 31, 2007 and March 31, 2006, respectively.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.

114	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—	$(0.06)	$4.88	7.99%	$225	1.56%		2.89%		0.36%		118%
—	—	4.58	34.71	43	1.56	(c)	4.40	(c)	0.69	(c)	133

$—	$(0.05)	$4.83	7.38%	$100	2.31%		4.29%		(0.28)%		118%
—	—	4.55	33.82	28	2.31	(c)	5.15	(c)	(0.06	)(c)	133

$—	$(0.06)	$4.89	8.10%	$35	1.56%		3.59%		0.26%		118%
—	—	4.58	34.71	22	1.56	(c)	4.40	(c)	0.69	(c)	133

$—	$(0.04)	$4.88	7.83%	$17	1.82%		4.03%		0.05%		118%
—	—	4.57	34.41	13	1.82	(c)	4.65	(c)	0.43	(c)	133

$—	$(0.05)	$4.92	8.44%	$15	1.30%		3.71%		0.59%		118%
—	—	4.59	35.00	14	1.30	(c)	4.25	(c)	0.95	(c)	133

$—	$(0.06)	$4.93	8.70%	$104,220	1.00%		1.60%		1.22%		118%
(1.17)	(1.34)	4.60	29.21	7,458	0.95		3.91		1.30		133
—	—	4.98	(41.13)	5,878	1.42	(c)	1.42	(c)(d)	1.90	(c)	29
(17.59)	(17.88)	8.46	11.37	9,496	1.38		1.38	(d)	1.02		113
(3.20)	(3.27)	22.35	13.80	15,000	1.41		1.41	(d)	0.30		119
(3.99)	(3.99)	22.69	33.63	45,889	1.37		1.37	(d)	0.73		167

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	115

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC International Growth Opportunities:
Class A
4/12/2010* - 11/30/2010	$28.30	$(0.01)	$3.07	$3.06	$—
Class C
4/12/2010* - 11/30/2010	$28.30	$(0.24)	$3.16	$2.92	$—
Class D
4/12/2010* - 11/30/2010	$28.30	$0.04	$3.03	$3.07	$—
Class R
4/12/2010* - 11/30/2010	$28.30	$0.05	$2.97	$3.02	$—
Class P
11/30/2010	$25.86	$0.20	$4.45	$4.65	$(0.16)
4/1/2009** - 11/30/2009	16.29	0.14	9.43	9.57	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—
3/31/2008	57.36	0.14	3.43	3.57	(1.27)
3/16/2007	49.86	0.05	9.07	9.12	—
3/31/2006	35.01	(0.01)	15.10	15.09	(0.24)
Institutional Class
11/30/2010	$26.91	$0.24	$4.94	$5.18	$(0.64)
4/1/2009** - 11/30/2009	16.93	0.17	9.81	9.98	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—
3/31/2008	57.63	0.39	3.17	3.56	(0.35)
3/16/2007	50.01	0.02	9.22	9.24	—
3/31/2006	35.02	0.13	15.06	15.19	(0.20)
Administrative Class
4/12/2010* - 11/30/2010	$28.30	$0.09	$2.98	$3.07	$—
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17%, 1.13%, 1.18% and 1.07% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01%, 1.00%, 1.03% and 0.91% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.

116	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—	$—	$31.36	10.81%	$97	1.66	%(c)	1.70	%(c)	(0.07	)%(c)	57%

$—	$—	$31.22	10.32%	$176	2.44	%(c)	2.48	%(c)	(1.23	)%(c)	57%

$—	$—	$31.37	10.85%	$38	1.66	%(c)	1.83	%(c)	0.22	%(c)	57%

$—	$—	$31.32	10.67%	$11	1.91	%(c)	2.35	%(c)	0.27	%(c)	57%

$—	$(0.16)	$30.35	18.12%	$46,636	1.37%		1.77%		0.74%		57%
—	—	25.86	58.75	66,137	1.41	(c)	1.41	(c)(d)	0.90	(c)	64
(4.70)	(4.70)	16.29	(48.16)	39,680	1.44		1.44	(d)	1.14		106
(19.56)	(20.83)	40.10	2.74	113,239	1.44		1.44	(d)	0.26		86
(1.62)	(1.62)	57.36	18.71	104,003	1.43		1.43	(d)	0.09		127
—	(0.24)	49.86	43.34	107,749	1.38		1.38	(d)	(0.02)		168

$—	$(0.64)	$31.45	18.22%	$89,186	1.23%		1.70%		0.86%		57%
—	—	26.91	58.95	14,224	1.26		1.26	(c)(e)	1.09	(c)	64
(4.70)	(4.70)	16.93	(48.08)	6,828	1.29		1.29	(e)	1.27		106
(19.56)	(19.91)	41.28	2.90	8,213	1.27		1.27	(e)	0.57		86
(1.62)	(1.62)	57.63	18.90	73,640	1.28		1.28	(e)	0.05		127
—	(0.20)	50.01	43.55	32,565	1.22		1.22	(e)	0.36		168

$—	$—	$31.37	10.85%	$11	1.66	%(c)	2.04	%(c)	0.53	%(c)	57%

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	117

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Micro Cap:
Institutional Class
11/30/2010	$10.44	$(0.15)	$3.51	$3.36	$—
4/1/2009** -11/30/2009	7.58	(0.07)	2.93	2.86	—
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	— (g)
3/31/2008	15.33	(0.18)	(1.49)	(1.67)	(2.06)
3/31/2007	17.43	(0.12)	(0.19)	(0.31)	(1.79)
3/31/2006	12.83	(0.11)	5.06	4.95	(0.35)
AGIC Small to Mid Cap Growth:
Institutional Class
11/30/2010	$7.98	$(0.03)	$1.81	$1.78	$—
4/1/2009** - 11/30/2009	5.42	(0.01)	2.57	2.56	—
3/31/2009	9.02	(0.03)	(3.57)	(3.60)	—
7/31/2007* - 3/31/2008	10.00	(0.03)	(0.95)	(0.98)	—
AGIC Ultra Micro Cap:
Institutional Class
11/30/2010	$8.93	$(0.22)	$4.54	$4.32	$—
4/1/2009** - 11/30/2009	5.78	(0.10)	3.25	3.15	—
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—
1/28/2008* - 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, 1.38%, 1.19% and 1.10% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively. Net expenses include certain items not subject to expense reimbursements for periods prior to January 23, 2006.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.91%, 0.81% and 0.80% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.
(g)	Less than $(0.01) per share.

118	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment (Loss) to Average Net Assets		Portfolio Turnover

$13.80	32.18%	$57,591	1.57%		1.64%		(1.25)%		112%
10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104
11.60	(13.25)	60,122	1.58		1.58	(d)	(1.19)		139
15.33	(1.35)	84,405	1.58		1.58	(d)	(0.75)		165
17.43	39.04	78,058	1.57		1.64	(d)	(0.78)		180

$9.76	22.31%	$2,854	0.97%		4.85%		(0.40)%		144%
7.98	47.23	4,561	0.95	(c)	0.95	(c)(e)	(0.21	)(c)	119
5.42	(39.91)	3,102	0.97		0.97	(e)	(0.44)		179
9.02	9.80	4,862	0.95	(c)	0.95	(c)(e)	(0.50	)(c)	105

$13.25	48.38%	$4,629	2.29%		5.40%		(1.99)%		123%
8.93	54.50	1,781	2.31	(c)	2.31	(c)(f)	(1.81	)(c)	87
5.78	(37.72)	1,084	2.40		2.40	(f)	(2.05)		109
9.28	(7.20)	886	2.31	(c)	2.31	(c)(f)	(2.10	)(c)	19

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	119

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
NFJ Global Dividend Value
Class A
11/30/2010	$18.16	$0.43	$0.38	$0.81	$(0.71)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.03)
Class C
11/30/2010	$18.12	$0.28	$0.41	$0.69	$(0.70)
6/26/2009* - 11/30/2009	15.00	0.10	3.02	3.12	— (d)
Class D
11/30/2010	$18.17	$0.43	$0.37	$0.80	$(0.76)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.02)
Class P
11/30/2010	$18.17	$0.46	$0.38	$0.84	$(0.84)
6/26/2009* - 11/30/2009	15.00	0.16	3.04	3.20	(0.03)
Institutional Class
11/30/2010	$18.17	$0.41	$0.46	$0.87	$(0.86)
6/26/2009* - 11/30/2009	15.00	0.17	3.03	3.20	(0.03)
RCM All Horizons:
Class A
11/30/2010	$12.58	$(0.04)	$0.92	$0.88	$(0.08)
11/30/2009	9.73	0.06	2.81	2.87	(0.02)
7/15/2008* - 11/30/2008	15.00	0.01	(5.28)	(5.27)	—
Class C
11/30/2010	$12.47	$(0.13)	$0.90	$0.77	$— (d)
11/30/2009	9.70	(0.03)	2.80	2.77	— (d)
7/15/2008* - 11/30/2008	15.00	(0.02)	(5.28)	(5.30)	—
Class D
11/30/2010	$12.58	$(0.05)	$0.93	$0.88	$(0.06)
11/30/2009	9.73	0.05	2.82	2.87	(0.02)
7/15/2008* - 11/30/2008	15.00	0.01	(5.28)	(5.27)	—
Class P
11/30/2010	$12.60	$(0.02)	$0.93	$0.91	$(0.07)
11/30/2009	9.74	0.08	2.83	2.91	(0.05)
7/15/2008* - 11/30/2008	15.00	0.03	(5.29)	(5.26)	—
Institutional Class
11/30/2010	$12.60	$(0.01)	$0.94	$0.93	$(0.09)
11/30/2009	9.75	0.09	2.82	2.91	(0.06)
7/15/2008* - 11/30/2008	15.00	0.03	(5.28)	(5.25)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

120	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(0.35)	$(1.06)	$17.91	4.71%	$1,469	1.50%		4.55%		2.41%		40%
—	(0.03)	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.35)	$(1.05)	$17.76	3.99%	$1,210	2.25%		5.11%		1.57%		40%
—	— (d)	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.35)	$(1.11)	$17.86	4.68%	$203	1.50%		4.53%		2.44%		40%
—	(0.02)	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.35)	$(1.19)	$17.82	4.90%	$13	1.30%		4.45%		2.63%		40%
—	(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.35)	$(1.21)	$17.83	5.07%	$15,211	1.20%		3.40%		2.32%		40%
—	(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

$—	$(0.08)	$13.38	7.06%	$271	1.66%		10.98%		(0.36)%		193%
—	(0.02)	12.58	29.58	65	1.66		22.14		0.48		171
—	—	9.73	(35.13)	7	1.66	(c)	18.41	(c)	0.30	(c)	120

$—	$— (d)	$13.24	6.18%	$116	2.41%		11.74%		(1.09)%		193%
—	— (d)	12.47	28.58	33	2.41		18.92		(0.27)		171
—	—	9.70	(35.33)	8	2.41	(c)	19.16	(c)	(0.43	)(c)	120

$—	$(0.06)	$13.40	7.05%	$14	1.66%		29.09%		(0.41)%		193%
—	(0.02)	12.58	29.58	10	1.66		17.90		0.48		171
—	—	9.73	(35.13)	6	1.66	(c)	18.41	(c)	0.30	(c)	120

$—	$(0.07)	$13.44	7.32%	$9	1.40%		11.06%		(0.17)%		193%
—	(0.05)	12.60	29.97	8	1.40		14.01		0.74		171
—	—	9.74	(35.07)	7	1.40	(c)	18.15	(c)	0.56	(c)	120

$—	$(0.09)	$13.44	7.50%	$1,858	1.30%		10.97%		(0.06)%		193%
—	(0.06)	12.60	29.96	1,690	1.30		13.91		0.84		171
—	—	9.75	(35.00)	1,299	1.30	(c)	18.05	(c)	0.66	(c)	120

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	121

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Total Dividends and Distributions
RCM China Equity:
Class A
6/7/2010* - 11/30/2010	$15.00	$(0.09)	$4.90	$4.81	$—
Class C
6/7/2010* - 11/30/2010	$15.00	$(0.17)	$4.95	$4.78	$—
Class D
6/7/2010* - 11/30/2010	$15.00	$(0.08)	$4.92	$4.84	$—
Class P
6/7/2010* - 11/30/2010	$15.00	$(0.02)	$4.89	$4.87	$—
Institutional Class
6/7/2010* - 11/30/2010	$15.00	$(0.01)	$4.89	$4.88	$—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.

122	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment (Loss) to Average Net Assets (c)	Portfolio Turnover

$19.81	32.07%	$239	1.90%	8.21%	(0.99)%	21%

$19.78	31.87%	$387	2.65%	8.88%	(1.88)%	21%

$19.84	32.27%	$386	1.90%	8.10%	(0.91)%	21%

$19.87	32.47%	$13	1.65%	8.13%	(0.19)%	21%

$19.88	32.53%	$3,923	1.55%	8.01%	(0.08)%	21%

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	123

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period		Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Disciplined Equity:
Class A
11/30/2010	$14.53		$0.08	$1.09	$1.17	$(0.05)	$(0.54)	$(0.59)
11/30/2009	10.58		0.08	4.11	4.19	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00		0.04	(4.46)	(4.42)	—	—	—
Class C
11/30/2010	$14.39		$(0.03)	$1.07	$1.04	$— (e)	$(0.54)	$(0.54)
11/30/2009	10.56		(0.02)	4.09	4.07	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00		0.02	(4.46)	(4.44)	—	—	—
Class D
11/30/2010	$14.57		$0.09	$1.07	$1.16	$(0.07)	$(0.54)	$(0.61)
11/30/2009	10.58		0.08	4.13	4.21	(0.04)	(0.18)	(0.22)
7/15/2008* - 11/30/2008	15.00		0.04	(4.46)	(4.42)	—	—	—
Class P
11/30/2010	$14.60		$0.12	$1.09	$1.21	$(0.06)	$(0.54)	$(0.60)
11/30/2009	10.59		0.11	4.13	4.24	(0.05)	(0.18)	(0.23)
7/15/2008* - 11/30/2008	15.00		0.05	(4.46)	(4.41)	—	—	—
Institutional Class
11/30/2010	$14.60		$0.13	$1.10	$1.23	$(0.08)	$(0.54)	$(0.62)
11/30/2009	10.60		0.12	4.12	4.24	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00		0.06	(4.46)	(4.40)	—	—	—
RCM Global EcoTrendsSM:
Class A
11/30/2010	$20.84		$(0.12)	$(1.96)	$(2.08)	$—	$—	$—
11/30/2009	16.34		(0.09)	4.59	4.50	—	—	—
11/30/2008	36.99		(0.24)	(20.03)	(20.27)	—	(0.38)	(0.38)
1/31/2007* - 11/30/2007	23.88	**	(0.19)	13.35	13.16	—	—	—
Class C
11/30/2010	$20.66		$(0.26)	$(1.93)	$(2.19)	$—	$—	$—
11/30/2009	16.32		(0.25)	4.59	4.34	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.07)	(15.18)	(15.25)	—	—	—
Class D
11/30/2010	$20.85		$(0.11)	$(1.96)	$(2.07)	$—	$—	$—
11/30/2009	16.34		(0.12)	4.63	4.51	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.07)	(15.16)	(15.23)	—	—	—
Class P
11/30/2010	$20.91		$(0.08)	$(1.97)	$(2.05)	$—	$—	$—
11/30/2009	16.36		(0.05)	4.60	4.55	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.04)	(15.17)	(15.21)	—	—	—
Institutional Class
11/30/2010	$20.92		$(0.06)	$(1.96)	$(2.02)	$—	$—	$—
11/30/2009	16.36		(0.03)	4.59	4.56	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.04)	(15.17)	(15.21)	—	—	—
*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

124	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Redemption Fees (a)(f)		Common Stock Offering Costs	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$—	$15.11	8.38%	$1,740	1.34%		2.24%		0.53%		30%
—		—	14.53	40.58	1,686	1.34		3.97		0.63		34
—		—	10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80	(c)	18

$—		$—	$14.89	7.51%	$615	2.09%		2.92%		(0.23)%		30%
—		—	14.39	39.51	628	2.09		4.72		(0.12)		34
—		—	10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47	(c)	18

$—		$—	$15.12	8.29%	$362	1.34%		2.68%		0.59%		30%
—		—	14.57	40.66	59	1.34		3.98		0.63		34
—		—	10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79	(c)	18

$—		$—	$15.21	8.63%	$11	1.08%		2.04%		0.79%		30%
—		—	14.60	41.03	10	1.08		3.73		0.89		34
—		—	10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05	(c)	18

$—		$—	$15.21	8.78%	$17,734	0.98%		1.93%		0.92%		30%
—		—	14.60	40.98	11,087	0.98		3.63		0.99		34
—		—	10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15	(c)	18

$—		$—	$18.76	(9.98)%	$52,421	1.74%		1.74%		(0.61)%		35%
—	(e)	—	20.84	27.54	86,025	2.02		2.02		(0.48)		39
—	(e)	—	16.34	(55.36)	80,610	1.52	(d)	1.67	(d)	(0.78)		67
—		(0.05)	36.99	54.90	176,337	1.78	(c)(d)	1.78	(c)(d)	(0.96	)(c)	27

$—		$—	$18.47	(10.60)%	$6,400	2.51%		2.51%		(1.34)%		35%
—	(e)	—	20.66	26.59	7,682	2.82		2.82		(1.28)		39
—	(e)	—	16.32	(48.31)	746	2.40	(c)(d)	3.12	(c)(d)	(1.97	)(c)	67

$—		$—	$18.78	(9.93)%	$342	1.73%		1.73%		(0.58)%		35%
—	(e)	—	20.85	27.60	535	2.14		2.14		(0.60)		39
—	(e)	—	16.34	(48.21)	5	1.65	(c)(d)	2.37	(c)(d)	(1.32	)(c)	67

$—		$—	$18.86	(9.80)%	$8,455	1.57%		1.57%		(0.42)%		35%
—	(e)	—	20.91	27.81	8,754	1.79		1.79		(0.25)		39
—	(e)	—	16.36	(48.18)	97	1.40	(c)(d)	2.12	(c)(d)	(0.97	)(c)	67

$—		$—	$18.90	(9.66)%	$88	1.39%		1.39%		(0.31)%		35%
—	(e)	—	20.92	27.87	24	1.69		1.69		(0.15)		39
—	(e)	—	16.36	(48.18)	13	1.30	(c)(d)	2.02	(c)(d)	(0.92	)(c)	67
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(k) in Notes to Financial Statements).
(e)	Less than $(0.01) per share.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	125

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM Global Water:
Class A
11/30/2010	$7.99	$0.03		$0.74	$0.77	$(0.01)
11/30/2009	6.28	0.06		1.84	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.20		(3.92)	(3.72)	—
Class C
11/30/2010	$7.93	$(0.03)		$0.72	$0.69	$— (g)
11/30/2009	6.24	0.01		1.84	1.85	(0.16)
3/31/2008* - 11/30/2008	10.00	0.16		(3.92)	(3.76)	—
Class D
11/30/2010	$7.98	$0.03		$0.73	$0.76	$(0.01)
11/30/2009	6.27	0.04		1.86	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.21		(3.94)	(3.73)	—
Class P
11/30/2010	$7.99	$0.05		$0.74	$0.79	$(0.01)
11/30/2009	6.29	0.08		1.83	1.91	(0.21)
3/31/2008* - 11/30/2008	10.00	0.21		(3.92)	(3.71)	—
Institutional Class
11/30/2010	$7.94	$0.05		$0.74	$0.79	$(0.02)
11/30/2009	6.29	0.09		1.82	1.91	(0.26)
7/15/2008* - 11/30/2008	9.01	0.07		(2.79)	(2.72)	—
RCM International Opportunities:
Class A
11/30/2010	$12.49	$0.07		$0.12	$0.19	$(0.07)
11/30/2009	9.22	0.13		3.19	3.32	(0.05)
7/15/2008* - 11/30/2008	15.00	0.03		(5.81)	(5.78)	—
Class C
11/30/2010	$12.41	$0.02		$0.07	$0.09	$(0.01)
11/30/2009	9.20	0.04		3.18	3.22	(0.01)
7/15/2008* - 11/30/2008	15.00	—	(e)	(5.80)	(5.80)	—
Class D
11/30/2010	$12.49	$0.12		$0.06	$0.18	$(0.06)
11/30/2009	9.22	0.12		3.20	3.32	(0.05)
7/15/2008* - 11/30/2008	15.00	0.03		(5.81)	(5.78)	—
Class P
11/30/2010	$12.51	$0.15		$0.07	$0.22	$(0.07)
11/30/2009	9.23	0.15		3.20	3.35	(0.07)
7/15/2008* - 11/30/2008	15.00	0.04		(5.81)	(5.77)	—
Institutional Class
11/30/2010	$12.52	$0.16		$0.07	$0.23	$(0.09)
11/30/2009	9.24	0.17		3.18	3.35	(0.07)
7/15/2008* - 11/30/2008	15.00	0.05		(5.81)	(5.76)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.

126	Allianz Multi-Strategy Funds Annual Report	11.30.10	See accompanying Notes to Financial Statements

Redemption Fees (a)(f)		Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$8.75	9.63%	$22,774	1.80%		1.80%		0.41%		40%
—	(e)	7.99	30.93	23,787	2.04		2.04		0.90		47
—	(e)	6.28	(37.20)	20,589	1.60	(c)(d)	2.10	(c)(d)	3.44	(c)	54

$—		$8.62	8.70%	$22,225	2.56%		2.60%		(0.37)%		40%
—	(e)	7.93	30.19	22,393	2.79		2.79		0.15		47
—	(e)	6.24	(37.60)	18,727	2.35	(c)(d)	2.85	(c)(d)	2.73	(c)	54

$—		$8.73	9.70%	$1,157	1.84%		2.74%		0.34%		40%
—	(e)	7.98	31.11	156	2.40		2.40		0.55		47
—	(e)	6.27	(37.30)	6	1.60	(c)(d)	2.10	(c)(d)	3.45	(c)	54

$—		$8.77	9.95%	$10,432	1.56%		1.64%		0.62%		40%
—	(e)	7.99	31.26	12,016	1.78		1.78		1.16		47
—	(e)	6.29	(37.10)	8,193	1.35	(c)(d)	1.85	(c)(d)	3.64	(c)	54

$—		$8.71	9.96%	$1,378	1.46%		1.48%		0.61%		40%
—	(e)	7.94	31.42	544	1.68		1.68		1.26		47
—	(e)	6.29	(30.19)	16	1.25	(c)(d)	1.56	(c)(d)	2.44	(c)	54

$—		$12.61	1.50%	$20	1.56%		2.86%		0.59%		29%
—		12.49	36.19	42	1.56		17.58		1.16		35
—		9.22	(38.53)	6	1.56	(c)	9.65	(c)	0.71	(c)	9

$—		$12.49	0.71%	$46	2.31%		4.24%		0.20%		29%
—		12.41	35.05	32	2.31		12.95		0.41		35
—		9.20	(38.67)	6	2.31	(c)	10.40	(c)	(0.04	)(c)	9

$—		$12.61	1.42%	$11	1.56%		7.98%		0.96%		29%
—		12.49	36.19	11	1.56		10.14		1.16		35
—		9.22	(38.53)	6	1.56	(c)	9.65	(c)	0.71	(c)	9

$—		$12.66	1.74%	$9	1.30%		2.70%		1.22%		29%
—		12.51	36.46	9	1.30		4.66		1.42		35
—		9.23	(38.47)	7	1.30	(c)	9.39	(c)	0.97	(c)	9

$—		$12.66	1.83%	$12,978	1.20%		2.61%		1.33%		29%
—		12.52	36.53	12,420	1.20		4.56		1.52		35
—		9.24	(38.40)	2,463	1.20	(c)	9.29	(c)	1.07	(c)	9
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(k) in Notes to Financial Statements).
(e)	Less than $0.01 per share.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.
(g)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	11.30.10	Allianz Multi-Strategy Funds Annual Report	127

Notes to Financial Statements

November 30, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. The Trust currently consists of the following twenty-three separate investment funds, each the “Fund” and collectively the “Funds”: Allianz Global Investors (“AGI”) Solutions 2015 Fund, AGI Solutions 2020 Fund, AGI Solutions 2030 Fund, AGI Solutions 2040 Fund, AGI Solutions 2050 Fund, AGI Solutions Core Allocation Fund, AGI Solutions Growth Allocation Fund, AGI Solutions Retirement Income Fund, Allianz AGIC Convertible Fund, Allianz AGIC Emerging Growth Fund, Allianz AGIC High Yield Bond Fund, Allianz AGIC International Growth Fund, Allianz AGIC International Growth Opportunities Fund, Allianz AGIC Micro Cap Fund, Allianz AGIC Small to Mid Cap Growth Fund, Allianz AGIC Ultra Micro Cap Fund, Allianz NFJ Global Dividend Value Fund, Allianz RCM All Horizons Fund, Allianz RCM China Equity Fund, Allianz RCM Disciplined Equity Fund, Allianz RCM Global EcoTrendsSM Fund, Allianz RCM Global Water Fund and Allianz RCM International Opportunities Fund. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares: A, C, D, P, R, Administrative and Institutional shares. As of November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments. The Funds are authorized to issue an unlimited amount of $0.00001 par value shares of beneficial interest.

On March 19, 2010, Nicholas-Applegate International Growth Fund merged into Allianz AGIC International Growth Fund. Nicholas-Applegate International Growth Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of Allianz AGIC International Growth Fund.

On April 12, 2010, the following Nicholas-Applegate funds reorganized into the corresponding new funds of the Trust: Nicholas-Applegate U.S. Convertible Fund into Allianz AGIC Convertible Fund, Nicholas-Applegate U.S. Emerging Growth Fund into Allianz AGIC Emerging Growth Fund, Nicholas-Applegate U.S. High Yield Bond Fund into Allianz AGIC High Yield Bond Fund, Nicholas-Applegate U.S. International Growth Opportunities Fund into Allianz AGIC International Growth Opportunities Fund, Nicholas-Applegate U.S. Micro Cap Fund into Allianz AGIC Micro Cap Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund into Allianz AGIC Small to Mid Cap Growth Fund and Nicholas-Applegate U.S. Ultra Micro Cap Fund into Allianz AGIC Ultra Micro Cap Fund. Nicholas-Applegate U.S. Convertible Fund transferred substantially all of its assets and liabilities of Class IV shares in exchange for Institutional Class shares of Allianz AGIC Convertible Fund and transferred substantially all of its assets and liabilities of Class I and Class II shares in exchange for Class P shares of Allianz AGIC Convertible Fund. Nicholas-Applegate International Growth Opportunities Fund transferred substantially all of its assets and liabilities of Class II and Class III shares in exchange for Institutional Class shares of Allianz AGIC International Growth Opportunities Fund and transferred substantially all of its assets and liabilities of Class I shares in exchange for Class P shares of Allianz AGIC International Growth Opportunities Fund. Nicholas-Applegate U.S. Emerging Growth Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate U.S. Micro Cap Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund and Nicholas-Applegate U.S. Ultra Micro Cap Fund transferred substantially all of their assets and liabilities in exchange for Institutional Class shares of the corresponding Fund in the Trust (Allianz AGIC Emerging Growth Fund, Allianz AGIC High Yield Bond Fund, Allianz AGIC Micro Cap Fund, Allianz AGIC Small to Mid Cap Growth Fund and Allianz AGIC Ultra Micro Cap Fund). The costs and expenses of these reorganization transactions were borne by the Investment Manager and Allianz Global Investors Capital LLC (“AGI Capital”) pursuant to a cost-sharing agreement.

Each Fund sold and issued shares of beneficial interest to Allianz Global as follows:

AGI Solutions 2015/AGI Solutions 2020/AGI Solutions 2030/ AGI Solutions 2040/AGI Solutions 2050/AGI Solutions Retirement Income
Class	Date	Shares	Amount
A	12/29/08	667	$10,000
C	12/29/08	667	10,000
D	12/29/08	667	10,000
R	12/29/08	666	10,000
P	12/29/08	666	10,000
Institutional	12/29/08	196,000	2,940,000
Administrative	12/29/08	667	10,000
		200,000	$3,000,000

AGI Solutions Core Allocation
Class	Date	Shares	Amount
D	5/4/09	1,220	$10,000
R	5/4/09	1,220	10,000
P	5/4/09	1,220	10,000
Administrative	5/4/09	1,220	10,000
		4,880	$40,000

AGI Solutions Growth Allocation
Class	Date	Shares	Amount
A	4/27/09	667	$10,000
C	4/27/09	666	10,000
D	4/27/09	666	10,000
R	4/27/09	667	10,000
P	4/27/09	667	10,000
Institutional	4/27/09	196,000	2,940,000
Administrative	4/27/09	667	10,000
		200,000	$3,000,000

AGIC Convertible
Class	Date	Shares	Amount
A	4/12/10	382	$10,000
C	4/12/10	382	10,000
D	4/12/10	381	10,000
R	4/12/10	381	10,000
P	6/7/10	416	10,000
Administrative	4/12/10	381	10,000
		2,323	$60,000

AGIC High Yield Bond
Class	Date	Shares	Amount
A	4/12/10	1,037	$10,000
C	4/12/10	1,037	10,000
D	4/12/10	1,036	10,000
R	4/12/10	1,036	10,000
P	4/12/10	1,036	10,000
Administrative	4/12/10	1,036	10,000
		6,218	$60,000

128	Allianz Multi-Strategy Funds Annual Report	11.30.10

AGIC International Growth
Class	Date	Shares	Amount
A	2/2/09	2,941	$10,000
C	2/2/09	2,941	10,000
D	2/2/09	2,941	10,000
R	2/2/09	2,941	10,000
P	2/2/09	2,941	10,000
		14,705	$50,000

AGIC International Growth Opportunities
Class	Date	Shares	Amount
A	4/12/10	353	$10,000
C	4/12/10	353	10,000
D	4/12/10	354	10,000
R	4/12/10	354	10,000
Administrative	4/12/10	353	10,000
		1,767	$50,000

NFJ Global Dividend Value
Class	Date	Shares	Amount
A	6/26/09	667	$10,000
C	6/26/09	667	10,000
D	6/26/09	666	10,000
P	6/26/09	667	10,000
Institutional	6/26/09	164,000	2,460,000
		166,667	$2,500,000

RCM All Horizons
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	133,333	2,000,000
		136,000	$2,040,000

RCM China Equity
Class	Date	Shares	Amount
A	6/7/10	667	$10,000
C	6/7/10	667	10,000
D	6/7/10	667	10,000
P	6/7/10	666	10,000
Institutional	6/7/10	197,333	2,960,000
		200,000	$3,000,000

RCM Disciplined Equity
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	200,000	3,000,000
		202,667	$3,040,000

RCM Global EcoTrendsSM
Class	Date	Shares	Amount
A	1/18/07	4,189	$100,012
C	9/2/08	317	10,000
D	9/2/08	317	10,000
P	9/2/08	317	10,000
Institutional	9/2/08	317	10,000
		5,457	$140,012

RCM Global Water
Class	Date	Shares	Amount
A	3/31/08	1,000	$10,000
C	3/31/08	1,000	10,000
D	3/31/08	1,000	10,000
P	3/31/08	10,000	100,000
Institutional	7/15/08	1,110	10,000
		14,110	$140,000

RCM International Opportunities
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	667	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	266,666	4,000,000
		269,334	$4,040,000

The investment objective of AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040 and AGI Solutions 2050 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. AGI Solutions Core Allocation’s investment objective is to seek after-inflation capital appreciation and current income. AGI Solutions Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. The investment objective of AGI Solutions Growth Allocation Fund is to seek after-inflation capital appreciation and, secondarily, current income. Allianz AGIC Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of Allianz AGIC International Growth, Allianz RCM All Horizons, Allianz RCM China Equity, Allianz RCM Disciplined Equity, Allianz RCM Global EcoTrendsSM, Allianz RCM Global Water and Allianz RCM International Opportunities is to seek long-term capital appreciation. Allianz AGIC High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of Allianz AGIC Emerging Growth, Allianz AGIC International Growth Opportunities, Allianz AGIC Micro Cap, Allianz AGIC Small to Mid Cap Growth and Allianz AGIC Ultra Micro Cap is to seek maximum long-term capital appreciation. Allianz NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income. There is no guarantee that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

11.30.10	Allianz Multi-Strategy Funds Annual Report	129

Notes to Financial Statements  (Cont.)

November 30, 2010

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or with respect to which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the Funds’ financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended November 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities, for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds and Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the

130	Allianz Multi-Strategy Funds Annual Report	11.30.10

issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at November 30, 2010 in valuing each Fund’s assets and liabilities is listed below:

AGI Solutions 2015:

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Allianz Funds	$915,571	—	—	$915,571
Allianz Funds Multi-Strategy Trust	593,989	—	—	593,989
Exchange-Traded Funds	155,243	—	—	155,243
Other Mutual Funds	73,234	—	—	73,234
PIMCO Funds	4,465,189	—	—	4,465,189
Total Investments	$6,203,226	—	—	$6,203,226
AGI Solutions 2020:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Allianz Funds	$925,943	—	—	$925,943
Allianz Funds Multi-Strategy Trust	654,162	—	—	654,162
Exchange-Traded Funds	124,698	—	—	124,698
Other Mutual Funds	63,102	—	—	63,102
PIMCO Funds	3,592,108	—	—	3,592,108
Total Investments	$5,360,013	—	—	$5,360,013
AGI Solutions 2030:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Allianz Funds	$1,760,452	—	—	$1,760,452
Allianz Funds Multi-Strategy Trust	1,339,376	—	—	1,339,376
Other Mutual Funds	84,685	—	—	84,685
PIMCO Funds	3,057,064	—	—	3,057,064
Total Investments	$6,241,577	—	—	$6,241,577
AGI Solutions 2040:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Allianz Funds	$2,060,311	—	—	$2,060,311
Allianz Funds Multi-Strategy Trust	1,490,384	—	—	1,490,384
Other Mutual Funds	98,670	—	—	98,670
PIMCO Funds	1,394,517	—	—	1,394,517
Total Investments	$5,043,882	—	—	$5,043,882

11.30.10	Allianz Multi-Strategy Funds Annual Report	131

Notes to Financial Statements  (Cont.)

November 30, 2010

AGI Solutions 2050:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Allianz Funds	$2,090,452	—	—	$2,090,452
Allianz Funds Multi-Strategy Trust	1,539,935	—	—	1,539,935
Other Mutual Funds	98,570	—	—	98,570
PIMCO Funds	1,170,479	—	—	1,170,479
Total Investments	$4,899,436	—	—	$4,899,436
AGI Solutions Core Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Allianz Funds	$83,912,269	—	—	$83,912,269
Allianz Funds Multi-Strategy Trust	47,278,490	—	—	47,278,490
Other Mutual Funds	2,287,018	—	—	2,287,018
PIMCO Funds	87,419,930	—	—	87,419,930
Repurchase Agreement	—	$602,000	—	602,000
Total Investments	$220,897,707	$602,000	—	$221,499,707
AGI Solutions Growth Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Allianz Funds	$2,477,646	—	—	$2,477,646
Allianz Funds Multi-Strategy Trust	1,830,902	—	—	1,830,902
Other Mutual Funds	116,005	—	—	116,005
PIMCO Funds	1,412,045	—	—	1,412,045
Total Investments	$5,836,598	—	—	$5,836,598
AGI Solutions Retirement Income:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Allianz Funds	$847,664	—	—	$847,664
Allianz Funds Multi-Strategy Trust	550,493	—	—	550,493
Exchange-Traded Funds	163,454	—	—	163,454
Other Mutual Funds	65,947	—	—	65,947
PIMCO Funds	5,251,754	—	—	5,251,754
Repurchase Agreement	—	$105,000	—	105,000
Total Investments	$6,879,312	$105,000	—	$6,984,312
AGIC Convertible:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Convertible Bonds:
Oil & Gas	—	$19,439,419	$3,792,225	$23,231,644
Telecommunications	—	13,969,831	6,434,004	20,403,835
All Other	—	373,747,538	—	373,747,538
Convertible Preferred Stock:
Financial Services	—	17,836,975	—	17,836,975
Transportation	—	6,887,010	—	6,887,010
All Other	$34,799,655	—	—	34,799,655
Short-Term Investments	—	26,824,300	—	26,824,300
Total Investments	$34,799,655	$458,705,073	$10,226,229	$503,730,957

132	Allianz Multi-Strategy Funds Annual Report	11.30.10

AGIC Emerging Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/10

Investments in Securities — Assets
Common Stock	$19,784,494	—	—		$19,784,494
Repurchase Agreement	—	$354,000	—		354,000
Total Investments	$19,784,494	$354,000	—		$20,138,494
AGIC High Yield Bond:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/10

Investments in Securities — Assets
Corporate Bonds & Notes:
Transportation	—	$718,575	$1,475,625		$2,194,200
All Other	—	90,060,468	—		90,060,468
Repurchase Agreement	—	854,000	—		854,000
Total Investments	—	$91,633,043	$1,475,625		$93,108,668
AGIC International Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/10

Investments in Securities — Assets
Common Stock:
Belgium	$1,249,632	$4,898,191	—		$6,147,823
Brazil	2,008,512	—	—		2,008,512
Canada	2,701,505	—	—		2,701,505
China	1,062,419	990,891	—		2,053,310
Germany	1,048,149	13,848,828	—		14,896,977
Hong Kong	612,113	5,448,344	—		6,060,457
Taiwan	783,675	—	—		783,675
All Other	—	68,203,069	—		68,203,069
Repurchase Agreement	—	1,090,000	—		1,090,000
Total Investments	$9,466,005	$94,479,323	—		$103,945,328
AGIC International Growth Opportunities:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/10

Investments in Securities — Assets
Common Stock:
Brazil	$3,654,547	—	—		$3,654,547
Canada	7,706,437	—	—		7,706,437
China	4,047,848	$3,806,021	—	†	7,853,869
Germany	3,121,766	5,990,294	—		9,112,060
Hong Kong	1,641,962	4,088,400	—		5,730,362
Indonesia	1,861,935	—	—		1,861,935
Ireland	2,463,230	—	—		2,463,230
United Kingdom	5,345,131	24,521,333	—		29,866,464
All Other	—	56,718,271	—		56,718,271
Preferred Stock	2,651,940	—	—		2,651,940
Rights	74,227	—	—		74,227
Equity-Linked Security	—	2,015,685	—		2,015,685
Repurchase Agreement	—	6,490,000	—		6,490,000
Total Investments	$32,569,023	$103,630,004	—	†	$136,199,027

†	Peace Mark Holdings Ltd. is fair-valued at $0.

11.30.10	Allianz Multi-Strategy Funds Annual Report	133

Notes to Financial Statements  (Cont.)

November 30, 2010

AGIC Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock	$56,124,207	—	—	$56,124,207
Repurchase Agreement	—	$1,266,000	—	1,266,000
Total Investments	$56,124,207	$1,266,000	—	$57,390,207
AGIC Small to Mid Cap Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock	$2,812,017	—	—	$2,812,017
AGIC Ultra Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock	$4,471,558	—	—	$4,471,558
Repurchase Agreement	—	$107,000	—	107,000
Total Investments	$4,471,558	$107,000	—	$4,578,558
NFJ Global Dividend Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock:
Australia	—	$743,513	—	$743,513
Belgium	—	348,730	—	348,730
France	—	1,232,339	—	1,232,339
Germany	—	671,821	—	671,821
Japan	—	376,164	—	376,164
Korea (Republic of)	—	1,061,718	—	1,061,718
Norway	—	369,862	—	369,862
Spain	—	279,713	—	279,713
Sweden	—	351,723	—	351,723
Switzerland	—	333,746	—	333,746
United Kingdom	—	2,039,878	—	2,039,878
All Other	$9,559,291	—	—	9,559,291
Repurchase Agreement	—	660,000	—	660,000
Total Investments	$9,559,291	$8,469,207	—	$18,028,498
RCM All Horizons:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock:
Australia	$31,771	$155,376	—	$187,147
China	17,553	113,393	—	130,946
France	—	50,588	—	50,588
Germany	—	56,029	—	56,029
Japan	—	131,023	—	131,023
Netherlands	—	50,585	—	50,585
United Kingdom	—	59,092	—	59,092
All Other	1,261,755	—	—	1,261,755
Repurchase Agreement	—	338,000	—	338,000
Total Investments	$1,311,079	$954,086	—	$2,265,165

134	Allianz Multi-Strategy Funds Annual Report	11.30.10

RCM China Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock:
China	$101,789	$2,978,864	—	$3,080,653
All Other	—	1,699,306	—	1,699,306
Rights	15,625	—	$5,364	20,989
Repurchase Agreement	—	198,000	—	198,000
Total Investments	$117,414	$4,876,170	$5,364	$4,998,948
RCM Disciplined Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock	$19,631,456	—	—	$19,631,456
Repurchase Agreement	—	$846,000	—	846,000
Total Investments	$19,631,456	$846,000	—	$20,477,456
RCM Global EcoTrendsSM:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock:
Belgium	$827,408	—	—	$827,408
Canada	733,224	—	—	733,224
China	1,166,819	$608,537	$478,111	2,253,467
Germany	1,081,791	4,970,831	—	6,052,622
Ireland	1,068,041	—	—	1,068,041
Taiwan	—	641,998	1,918,740	2,560,738
United States	21,289,180	—	—	21,289,180
All Other	—	29,331,269	—	29,331,269
Repurchase Agreement	—	4,399,000	—	4,399,000
Total Investments	$26,166,463	$39,951,635	$2,396,851	$68,514,949
RCM Global Water:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock:
Brazil	$1,393,058	—	—	$1,393,058
Canada	1,072,661	—	—	1,072,661
United Kingdom	148,643	$9,132,846	—	9,281,489
United States	26,074,984	—	—	26,074,984
All Other	—	18,575,284	—	18,575,284
Repurchase Agreement	—	1,490,000	—	1,490,000
Total Investments	$28,689,346	$29,198,130	—	$57,887,476

11.30.10	Allianz Multi-Strategy Funds Annual Report	135

Notes to Financial Statements  (Cont.)

November 30, 2010

RCM International Opportunities:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/10

Investments in Securities — Assets
Common Stock:
Brazil	$511,447	—	—	$511,447
Hong Kong	60,507	$305,024	—	365,531
Israel	304,452	—	—	304,452
Korea (Republic of)	157,500	—	—	157,500
Taiwan	149,468	—	—	149,468
All Other	—	10,701,370	—	10,701,370
Preferred Stock	—	362,052	—	362,052
Repurchase Agreement	—	379,000	—	379,000
Total Investments	$1,183,374	$11,747,446	—	$12,930,820

There were no significant transfers between Levels 1 and 2 during the year ended November 30, 2010 except for Allianz AGIC International Growth Opportunities Fund. Allianz AGIC International Growth Opportunities Fund transferred $52,251,782 out of Level 1 and into Level 2 as a result of utilizing modeling tools provided by a third-party vendor to value its securities at November 30, 2010.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended November 30, 2010, was as follows:

AGIC Convertible:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/10

Investments in Securities — Assets
Convertible Bonds:
Oil & Gas	—	$3,673,059	—	—	$119,166	—	—	$3,792,225
Telecommunications	—	4,876,393	$(6,272)	$70,450	1,493,433	—	—	6,434,004
Total Investments	—	$8,549,452	$(6,272)	$70,450	$1,612,599	—	—	$10,226,229

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2010 was $1,612,599. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

AGIC High Yield Bond:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/10

Investments in Securities — Assets
Corporate Bonds & Notes:
Transportation	—	$1,493,240	$44	—	$(17,659)	—	—	$1,475,625
Total Investments	—	1,493,240	44	—	$(17,659)	—	—	$1,475,625

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2010 was $(17,659). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

AGIC International Growth Opportunities:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/10

Investments in Securities — Assets
Common Stock:
China	$3,133	—	—	—	$(3,133)	—	—	—	†
Total Investments	$3,133	—	—	—	$(3,133)	—	—	—	†

†	Peace Mark Holdings Ltd. is fair-valued at $0.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2010 was $(3,133). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

136	Allianz Multi-Strategy Funds Annual Report	11.30.10

RCM All Horizons:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/10

Investments in Securities — Assets
Common Stock:
Australia	$2,651	$(2,704)	—	—	$53	—	—	—
Total Investments	$2,651	$(2,704)	—	—	$53	—	—	—

RCM China Equity:

	Beginning Balance 6/7/10†	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/10

Investments in Securities — Assets
Rights	—	—	—	—	$5,364	—	—	$5,364
Total Investments	—	—	—	—	$5,364	—	—	$5,364

†	Commencement of operations.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2010 was $5,364. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

RCM Global EcoTrendsSM:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 11/30/10

Investments in Securities—Assets
Common Stock:
China	—	—	—	—	—	$478,111	—	$478,111
Taiwan	—	$2,047,108	—	—	$(128,368)	—	—	1,918,740
Total Investments	—	$2,047,108	—	—	$(128,368)	$478,111	—	$2,396,851

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2010 was $117,830. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax to the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at November 30, 2010. Each Fund’s federal tax returns for the period since inception or for the prior three years, whichever is shorter, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except for AGI Solutions Core Allocation, AGI Solutions Retirement Income, AGIC Convertible, AGIC High Yield Bond and NFJ Global Dividend Value) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AGI Solutions Core Allocation, AGI Solutions Retirement Income, AGIC Convertible and NFJ Global Dividend Value declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AGIC High Yield Bond declares dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends

11.30.10	Allianz Multi-Strategy Funds Annual Report	137

Notes to Financial Statements  (Cont.)

November 30, 2010

and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent that dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include distribution, servicing, administrative servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: AGIC Emerging Growth—$279, AGIC International Growth—$141,094, AGIC International Growth Opportunities—$144,934, AGIC Micro Cap—$1,603, AGIC Small to Mid Cap Growth—$378, AGIC Ultra Micro Cap—$224, NFJ Global Dividend Value—$13,585, RCM All Horizons—$979, RCM China Equity—$1,477, RCM Global EcoTrendsSM—$82,964, RCM Global Water—$84,056 and RCM International Opportunities—$33,422.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Equity-Linked Securities.  Certain Funds purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Fund deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

(k) Custody Credits on Cash Balances.  The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdrafts, if any, are included in custodian and accounting agent fees.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market price risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to various other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the

138	Allianz Multi-Strategy Funds Annual Report	11.30.10

Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers, AGI Capital, Allianz Global Investors Solutions LLC (“AGIS”), NFJ Investment Group LLC (“NFJ”), RCM Asia Pacific Limited (“RCM AP”), RCM Capital Management LLC (“RCM”) and Allianz Global Investors Advisory GmbH (“AGIA”), each an affiliate of the Investment Manager, seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Core Allocation, AGI Solutions

Growth Allocation and AGI Solutions Retirement Income invest their assets primarily in Underlying Funds. The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-trade funds (“ETFs”), mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). Accordingly, the Funds’ investment performance depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds or underlying funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized gain (loss) reflected in the Funds’ Statements of Assets and Liabilities, if any. At November 30, 2010, the Funds did not have any open foreign currency contracts.

Fair Value of Derivative Instruments at November 30, 2010

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure.

11.30.10	Allianz Multi-Strategy Funds Annual Report	139

Notes to Financial Statements  (Cont.)

November 30, 2010

The effect of derivative instruments on the Funds’ Statements of Operations for the year ended November 30, 2010:

AGIC International Growth:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$307

RCM All Horizons:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$157
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$72

5.	INVESTMENT MANAGER/SUB-ADVISERS/DISTRIBUTOR

Investment Advisory Fee.  Each Fund has entered into an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee from each Fund, payable monthly, at an annual rate of each Fund’s average daily net assets as indicated in the following table.

	Management Fee	Effective Management Fee
AGI Solutions 2015	0.80%	0.15%
AGI Solutions 2020	0.80	0.15
AGI Solutions 2030	0.85	0.16
AGI Solutions 2040	0.85	0.15
AGI Solutions 2050	0.85	0.15
AGI Solutions Core Allocation	0.85	0.15
AGI Solutions Growth Allocation	0.85	0.16
AGI Solutions Retirement Income	0.75	0.16
AGIC Convertible*	0.57	0.56
AGIC Emerging Growth*	0.90	0.85
AGIC High Yield Bond*	0.48	0.45
AGIC International Growth	0.85	0.85
AGIC International Growth Opportunities*	1.00	0.89
AGIC Micro Cap*	1.25	1.16
AGIC Small to Mid Cap Growth*	0.80	0.67
AGIC Ultra Micro Cap*	1.50	1.50
NFJ Global Dividend Value	0.85	0.85
RCM All Horizons	0.95	0.95
RCM China Equity	1.10	1.10
RCM Disciplined Equity	0.70	0.70
RCM Global EcoTrendsSM	1.00	1.00
RCM Global Water	0.95	0.95
RCM International Opportunities	0.85	0.85

*	Prior to April 12, 2010, pursuant to investment management agreements, AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap paid AGI Capital a monthly fee at an annual rate of 0.55%, 0.75%, 0.40%, 0.70%, 1.00%, 0.50% and 1.50%, respectively, of each Fund’s average daily net assets. These rates did not include administrative fees paid to AGI Capital and were reflected as other expenses in the AGIC Funds’ prospectuses prior to the Funds April 12, 2010 reorganization into the Trust.

The Investment Manager has retained its affiliates, AGI Capital, AGIS, NFJ and RCM to manage the Funds’ investments. Subject to the supervision of the Investment Manager, AGI Capital, AGIS, NFJ and RCM (collectively “the Sub-Advisers”) are responsible for making all of the investment decisions for the Funds for which they are the sub-adviser as detailed below. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services. RCM has retained its affiliates, AGIA and RCM AP to conduct the day to day portfolio management of all the Funds it sub-advises with the exception of RCM Disciplined Equity as detailed below. RCM (and not the RCM Funds or the Investment Manager), in turn, pays AGIA and RCM AP an annual fee, payable monthly for their services.

Sub-Adviser(s)	Funds
AGIS	AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Core Allocation, AGI Solutions Growth Allocation, AGI Solutions Retirement Income
AGI Capital	AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth, AGIC Ultra Micro Cap
NFJ	NFJ Global Dividend Value
RCM	RCM Disciplined Equity
RCM & AGIA	RCM All Horizons, RCM Global EcoTrendsSM, RCM Global Water and RCM International Opportunities
RCM & RCM AP	RCM China Equity

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of Allianz Global, the Investment Manager and the Sub-Advisers, serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with personal services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months marketing of Administrative Class shares and/or for providing shareholder services at an annual rate of up to 0.25% of the average daily net assets of the Funds attributable to the Administrative Class.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended November 30, 2010, the Distributor received $537,262 representing commissions (sales charges) and contingent deferred sales charges.

140	Allianz Multi-Strategy Funds Annual Report	11.30.10

6.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation %

	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGI Solutions 2015(2)	0.65%	0.50%	N/A	1.25%	0.50%	0.75%	0.30%	0.20%	0.45%
AGI Solutions 2020(2)	0.65	0.53	N/A	1.28	0.53	0.78	0.33	0.23	0.48
AGI Solutions 2030(2)	0.70	0.63	N/A	1.38	0.63	0.88	0.43	0.33	0.58
AGI Solutions 2040(2)	0.70	0.56	N/A	1.31	0.56	0.81	0.36	0.26	0.51
AGI Solutions 2050(2)	0.70	0.56	N/A	1.31	0.56	0.81	0.36	0.26	0.51
AGI Solutions Core Allocation(5)	0.70	1.32	2.07%	2.07	1.32	1.57	1.12	1.02	1.27
AGI Solutions Growth Allocation(2)	0.70	0.54	N/A	1.29	0.54	0.79	0.34	0.24	0.49
AGI Solutions Retirement Income(2)	0.60	0.52	N/A	1.27	0.52	0.77	0.32	0.22	0.47
AGIC Convertible(3)	N/A	1.05	N/A	1.80	1.05	1.30	0.82	0.72	1.05
AGIC Emerging Growth(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.16	N/A
AGIC High Yield Bond(3)	N/A	1.08	N/A	1.83	1.08	1.33	0.93	0.60	1.08
AGIC International Growth(4)	N/A	1.56	N/A	2.31	1.56	1.82	1.30	0.97	N/A
AGIC International Growth Opportunities(3)	N/A	1.62	N/A	2.37	1.62	1.87	1.32	1.19	1.62
AGIC Micro Cap(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.54	N/A
AGIC Small to Mid Cap Growth(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.90	N/A
AGIC Ultra Micro Cap(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.23	N/A
NFJ Global Dividend Value(7)	N/A	1.50	N/A	2.25	1.50	N/A	1.30	1.20	N/A
RCM All Horizons(7)	N/A	1.66	N/A	2.41	1.66	N/A	1.40	1.30	N/A
RCM China Equity(6)	N/A	1.90	N/A	2.65	1.90	N/A	1.65	1.55	N/A
RCM Disciplined Equity(7)	N/A	1.34	N/A	2.09	1.34	N/A	1.08	0.98	N/A
RCM Global EcoTrendsSM(7)	N/A	1.80	N/A	2.55	1.80	N/A	1.57	1.47	N/A
RCM Global Water (7)	N/A	1.80	N/A	2.55	1.80	N/A	1.54	1.44	N/A
RCM International Opportunities(7)	N/A	1.56	N/A	2.31	1.56	N/A	1.30	1.20	N/A

(1)	The Investment Manager has contractually agreed to waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds (Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series and PIMCO Funds) or Other Acquired Funds (affiliated or unaffiliated ETFs and other mutual funds and pooled vehicles) based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)

The Investment Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)	The Investment Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding Trustees, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(4)	The Investment Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax and extraordinary expenses and certain credits and other expenses (and also excluding Trustees’ expenses with respect to the waiver for Institutional Class shares only), exceed the rates noted in the table above upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(5)

The Investment Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expense limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Trust’s Board of Trustees.

(6)	The Investment Manager has contractually agreed, until June 30, 2011, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts until November 30, 2014, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(7)	The Investment Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

11.30.10	Allianz Multi-Strategy Funds Annual Report	141

Notes to Financial Statements  (Cont.)

November 30, 2010

7.	REDEMPTION FEES

Redemption fees were eliminated effective May 1, 2009.

8.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities, for the year ended November 30, 2010, were:

	Purchases	Sales
AGI Solutions 2015	$2,660,165	$1,323,613
AGI Solutions 2020	2,398,370	1,098,068
AGI Solutions 2030	3,063,209	1,752,077
AGI Solutions 2040	2,527,189	2,046,039
AGI Solutions 2050	2,028,610	1,629,081
AGI Solutions Core Allocation	96,826,964	102,470,485
AGI Solutions Growth Allocation	4,591,206	3,257,469
AGI Solutions Retirement Income	3,614,431	1,235,755

	Purchases	Sales
AGIC Convertible	$510,697,372	$499,344,466
AGIC Emerging Growth	29,991,485	31,531,737
AGIC High Yield Bond	121,954,222	101,031,761
AGIC International Growth	164,090,164	80,866,263
AGIC International Growth Opportunities	66,028,176	68,724,098
AGIC Micro Cap	62,668,355	76,111,896
AGIC Small to Mid Cap Growth	4,078,319	6,553,587
AGIC Ultra Micro Cap	4,998,754	3,442,127
NFJ Global Dividend Value	16,922,602	3,553,163
RCM All Horizons	3,601,618	3,831,688
RCM China Equity	4,587,049	778,408
RCM Disciplined Equity	9,870,356	5,063,987
RCM Global EcoTrendsSM	28,603,050	55,432,646
RCM Global Water	21,706,188	26,603,017
RCM International Opportunities	3,879,067	3,658,297

9.	INCOME TAX INFORMATION

At November 30, 2010, the components of distributable taxable earning were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(1)	Post-October Deferral(2)	Post-October Currency Loss Deferral(2)
AGI Solutions 2015	$206,870	$53,604	—	—	—
AGI Solutions 2020	176,180	65,663	—	—	—
AGI Solutions 2030	230,872	101,869	—	—	—
AGI Solutions 2040	193,292	198,732	—	—	—
AGI Solutions 2050	217,720	181,888	—	—	—
AGI Solutions Core Allocation	783,347	—	$40,671,473	—	—
AGI Solutions Growth Allocation	234,213	113,562	—	—	—
AGI Solutions Retirement Income	34,085	45,601	—	—	—
AGIC Convertible	4,421,111	—	1,574,767	—	—
AGIC Emerging Growth	—	—	1,760,102	—	—
AGIC High Yield Bond	281,094	—	1,332,767	—	—
AGIC International Growth	851,240	—	5,124,455	—	$3,227
AGIC International Growth Opportunities	1,437,475	—	31,834,149	$528,767	13,675
AGIC Micro Cap	—	4,875,399	13,435,405	—	—
AGIC Small to Mid Cap Growth	—	—	794,641	—	—
AGIC Ultra Micro Cap	—	276,055	155,512	—	—
NFJ Global Dividend Value	236,457	124,598	—	—	1,141
RCM All Horizons	138,059	—	394,219	—	—
RCM China Equity	207,663	—	—	—	—
RCM Disciplined Equity	597,450	136,098	—	—	—
RCM Global EcoTrendsSM	—	—	34,956,235	—	4,934
RCM Global Water	5,184	—	15,931,992	1,514	2,467
RCM International Opportunities	159,364	—	617,980	—	1,567

(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(2)	Capital and foreign currency losses realized during the period November 1, 2010 through November 30, 2010 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

142	Allianz Multi-Strategy Funds Annual Report	11.30.10

At November 30, 2010, the Funds had capital loss carryforwards expiring in the following years:

	2011	2012	2013	2014	2015	2016		2017		2018
AGI Solutions 2015	—	—	—	—	—	—		—		—
AGI Solutions 2020	—	—	—	—	—	—		—		—
AGI Solutions 2030	—	—	—	—	—	—		—		—
AGI Solutions 2040	—	—	—	—	—	—		—		—
AGI Solutions 2050	—	—	—	—	—	—		—		—
AGI Solutions Core Allocation	—	—	—	—	—	—		$40,671,473		—
AGI Solutions Growth Allocation	—	—	—	—	—	—		—		—
AGI Solutions Retirement Income	—	—	—	—	—	—		—		—
AGIC Convertible	—	—	—	—	—	—		1,574,767		—
AGIC Emerging Growth	—	—	—	—	—	—		1,760,102		—
AGIC High Yield Bond	—	—	—	—	—	—		1,332,767		—
AGIC International Growth	—	—	—	—	—	$818,167	*	3,222,528	*	$1,083,760
AGIC International Growth Opportunities	—	—	—	—	—	13,102,155		18,731,994		—
AGIC Micro Cap	—	—	—	—	—	3,901,919	*	9,533,486	*	—
AGIC Small to Mid Cap Growth	—	—	—	—	—	—		794,641		—
AGIC Ultra Micro Cap	—	—	—	—	—	58,224	*	97,288	*	—
NFJ Global Dividend Value	—	—	—	—	—	—		—		—
RCM All Horizons	—	—	—	—	—	7,476		386,743		—
RCM China Equity	—	—	—	—	—	—		—		—
RCM Disciplined Equity	—	—	—	—	—	—		—		—
RCM Global EcoTrendsSM	—	—	—	—	—	2,607,611		23,754,806		8,593,818
RCM Global Water	—	—	—	—	—	6,677,724		7,677,582		1,576,686
RCM International Opportunities	—	—	—	—	—	23,886	*	548,320	*	45,774

*	Subject to limitations under IRC Sections 381-384

For the year ended November 30, 2010 the following funds had capital loss carryforwards which were utilized, expired or written off.

	Utilized	Expired	Written Off
AGI Solutions Core Allocation	$7,621,969	—	—
AGIC Convertible	38,976,732	—	—
AGIC Emerging Growth	2,917,025	—	—
AGIC High Yield Bond	3,277,427	—	—
AGIC International Growth	—	$1,526,782	$16,850,277
AGIC International Growth Opportunities	8,057,277	11,677,008	—
AGIC Micro Cap	3,860,943	—	—
AGIC Small to Mid Cap Growth	978,622	—	—
AGIC Ultra Micro Cap	264,325	—	—
RCM All Horizons	158,906	—	—
RCM International Opportunities	33,041	—	—

11.30.10	Allianz Multi-Strategy Funds Annual Report	143

Notes to Financial Statements  (Cont.)

November 30, 2010

At November 30, 2010, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)(3)
AGI Solutions 2015	$5,396,004	$807,847	$625	$807,222
AGI Solutions 2020	4,606,440	754,136	563	753,573
AGI Solutions 2030	5,211,821	1,029,756	—	1,029,756
AGI Solutions 2040	3,977,546	1,066,336	—	1,066,336
AGI Solutions 2050	3,809,261	1,090,175	—	1,090,175
AGI Solutions Core Allocation	186,161,052	35,341,884	3,229	35,338,655
AGI Solutions Growth Allocation	4,713,812	1,122,786	—	1,122,786
AGI Solutions Retirement Income	6,233,959	750,353	—	750,353
AGIC Convertible	429,839,708	75,628,543	1,737,294	73,891,249
AGIC Emerging Growth	15,782,703	4,559,077	203,286	4,355,791
AGIC High Yield Bond	88,366,133	5,225,100	482,565	4,742,535
AGIC International Growth	90,152,180	15,679,655	1,886,507	13,793,148
AGIC International Growth Opportunities	106,580,549	34,701,218	5,082,740	29,618,478
AGIC Micro Cap	42,787,540	15,488,579	885,912	14,602,667
AGIC Small to Mid Cap Growth	2,187,626	643,046	18,655	624,391
AGIC Ultra Micro Cap	3,579,363	1,030,206	31,011	999,195
NFJ Global Dividend Value	17,237,688	1,167,464	376,654	790,810
RCM All Horizons	2,179,359	148,264	62,458	85,806
RCM China Equity	4,217,892	826,320	45,264	781,056
RCM Disciplined Equity	18,302,144	2,488,006	312,694	2,175,312
RCM Global EcoTrendsSM	77,021,019	8,680,399	17,186,469	(8,506,070)
RCM Global Water	56,078,849	7,172,199	5,363,572	1,808,627
RCM International Opportunities	11,534,305	2,020,632	624,117	1,396,515

(3)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals, market to market gains on investments in securities classified as Passive Foreign Investment Companies (“PFICs”) and the differing treatment of bond premium amortization and convertible preferred securities.

For the year ended November 30, 2010, the Funds made the following tax basis distributions:

	Ordinary Income Distributions(4)	15% Long-Term Capital Gain Distributions	25% Long-Term Capital Gain Distributions	Return of Capital
AGI Solutions 2015	$203,872	—	—	—
AGI Solutions 2020	194,426	—	—	—
AGI Solutions 2030	159,885	—	—	—
AGI Solutions 2040	142,101	—	—	—
AGI Solutions 2050	135,815	—	—	—
AGI Solutions Core Allocation	6,453,243	—	—	—
AGI Solutions Growth Allocation	108,302	—	—	—
AGI Solutions Retirement Income	271,754	—	—	—
AGIC Convertible	11,622,592	—	—	—
AGIC High Yield Bond	6,146,458	—	—	—
AGIC International Growth	115,863	—	—	—
AGIC International Growth Opportunities	1,034,765	—	—	—
NFJ Global Dividend Value	325,366	—	—	—
RCM All Horizons	13,337	—	—	—
RCM Disciplined Equity	568,712	$26,929	—	—
RCM Global Water	47,313	—	—	—
RCM International Opportunities	92,395	—	—	—

(4)	Includes short-term capital gains

For the period ended November 30, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, reclassification of short term capital gain dividends, expiration and write off of capital loss carryforwards, net operating losses, PFIC transactions and character differences of convertible preferred securities.

144	Allianz Multi-Strategy Funds Annual Report	11.30.10

10.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value. Changes in shares of beneficial interest were as follows:

	AGI Solutions 2015				AGI Solutions 2020				AGI Solutions 2030
	Year ended 11/30/2010		Period 12/29/2008† through 11/30/2009		Year ended 11/30/2010		Period 12/29/2008† through 11/30/2009		Year ended 11/30/2010		Period 12/29/2008† through 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	8,944	$161,765	3,674	$64,809	5,684	$104,866	1,466	$25,492	9,725	$188,202	8,601	$155,144
Class C	13,916	260,509	3,589	55,978	11,871	221,781	973	17,627	23,270	459,055	3,358	60,202
Class D	6,525	119,534	4,881	84,670	6,836	124,194	2,895	49,411	9,548	185,733	5,755	102,852
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	42,162	763,560	37,411	652,036	41,438	763,797	22	400	26,768	513,220	17,814	339,562
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	194	3,416	—	—	85	1,515	—	—	264	5,023	—	—
Class C	179	3,142	—	—	73	1,305	—	—	129	2,455	—	—
Class D	263	4,648	—	—	175	3,110	—	—	231	4,407	—	—
Class R	29	494	—	—	30	531	—	—	21	398	—	—
Class P	31	535	—	—	33	572	—	—	24	440	—	—
Institutional Class	10,816	191,116	—	—	10,424	186,080	—	—	7,573	144,883	—	—
Administrative Class	29	520	—	—	31	556	—	—	22	424	—	—
Cost of shares redeemed:
Class A	(1,507)	(28,009)	(83)	(1,516)	—	—	—	—	(5,491)	(106,209)	—	—
Class C	(2,003)	(35,943)	(376)	(6,125)	(2,964)	(53,508)	—	—	(1,118)	(22,534)	—	—
Class D	(1,171)	(20,926)	(588)	(10,423)	(872)	(15,738)	(58)	(1,013)	(1,946)	(36,676)	(108)	(1,996)
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	(343)	(6,434)	—	—	(2,458)	(47,101)	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Net increase resulting from Fund share transactions	78,407	$1,424,361	48,508	$839,429	72,501	$1,332,627	5,298	$91,917	66,562	$1,291,720	35,420	$655,764

†	Commencement of operations.

11.30.10	Allianz Multi-Strategy Funds Annual Report	145

Notes to Financial Statements  (Cont.)

November 30, 2010

	AGI Solutions 2040				AGI Solutions 2050
	Year ended 11/30/2010		Period 12/29/2008† through 11/30/2009		Year ended 11/30/2010		Period 12/29/2008† through 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	8,876	$181,139	480	$9,505	1,364	$26,102	1,662	$27,065
Class C	318	6,267	1,851	29,821	914	18,786	—	—
Class D	6,320	127,391	9,909	180,785	2,947	60,944	7,959	136,522
Class R	—	—	10	150	74	1,500	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	14,100	294,654	7,604	149,795	7,645	150,706	600	11,706
Administrative Class	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	265	5,315	—	—	46	932	—	—
Class C	57	1,140	—	—	17	334	—	—
Class D	69	1,379	—	—	146	2,918	—	—
Class R	19	386	—	—	20	388	—	—
Class P	21	422	—	—	22	431	—	—
Institutional Class	6,626	133,043	—	—	6,487	130,397	—	—
Administrative Class	20	407	—	—	20	415	—	—
Cost of shares redeemed:
Class A	(6,703)	(130,014)	—	—	(317)	(6,060)	(831)	(16,084)
Class C	(1,469)	(29,707)	(395)	(7,157)	—	—	—	—
Class D	(514)	(10,372)	(8,340)	(155,241)	(71)	(1,449)	(4,080)	(70,819)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(7,540)	(155,329)	—	—	(1,931)	(40,179)	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase resulting from Fund share transactions	20,465	$426,121	11,119	$207,658	17,383	$346,165	5,310	$88,390

	AGI Solutions Core Allocation
	Year ended 11/30/2010		Period 7/1/2009† through 11/30/2009		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	2,107,258	$21,100,358	665,277	$6,074,148	1,983,784	$17,021,136
Class B	503,569	5,208,539	71,352	672,496	252,350	2,169,305
Class C	976,250	9,892,955	439,035	4,109,626	1,130,657	9,709,579
Class D	3,233	32,386	121	1,100	1,220 **	10,000 **
Class R	—	—	—	—	1,220 **	10,000 **
Class P	517,194	5,465,032	10,871	102,890	175,101 **	1,470,889 **
Institutional Class	1,022,893	10,053,350	1,512,555	14,198,006	888,169	7,029,733
Administrative Class	—	—	—	—	1,220 **	10,000 **
Issued in reinvestment of dividends and distributions:
Class A	186,839	1,843,992	19,995	191,351	275,362	2,198,801
Class B	51,317	513,069	6,176	59,661	156,091	1,254,356
Class C	172,775	1,722,144	16,978	163,501	436,271	3,493,052
Class D	60	592	6	54	7	62
Class R	45	435	6	54	7	60
Class P	455	4,480	5	52	8	64
Institutional Class	136,753	1,336,476	9,238	87,665	104,054	824,799
Administrative Class	22	222	5	48	7	62
Cost of shares redeemed:
Class A	(1,264,477)	(12,618,236)	(458,563)	(4,303,996)	(2,626,282)	(22,261,986)
Class B	(2,072,035)	(20,866,817)	(302,863)	(2,816,443)	(2,641,809)	(22,971,911)
Class C	(1,984,572)	(19,917,499)	(937,090)	(8,688,256)	(5,042,162)	(42,658,724)
Class D	(1,421)	(14,099)	—	—	—	—
Class R	—	—	—	—	—	—
Class P	(76,772)	(760,314)	(17,171)	(160,985)	(264)	(2,233)
Institutional Class	(879,819)	(8,650,834)	(189,467)	(1,780,357)	(541,719)	(4,580,835)
Administrative Class	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(600,433)	$(5,653,769)	846,466	$7,910,615	(5,446,708)	$(47,273,791)

†	Commencement of operations.
**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.

146	Allianz Multi-Strategy Funds Annual Report	11.30.10

	AGI Solutions Growth Allocation				AGI Solutions Retirement Income
	Year ended 11/30/2010		Period 4/27/2009† through 11/30/2009		Year ended 11/30/2010		Period 12/29/2008† through 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	108,779	$2,286,821	1,550	$27,548	20,355	$364,487	14,142	$238,089
Class C	14,437	297,344	8,433	156,772	70,654	1,256,191	6,774	119,183
Class D	341	7,105	—	—	9,938	178,032	3,797	65,300
Class R	—	—	—	—	94	1,698	1	—
Class P	—	—	—	—	—	—	1	—
Institutional Class	1,565	34,786	—	—	37,032	653,068	10,227	178,351
Administrative Class	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	68	1,357	—	—	551	9,652	64	1,058
Class C	311	6,226	—	—	733	12,855	13	202
Class D	16	319	—	—	208	3,642	28	464
Class R	15	300	—	—	24	432	15	238
Class P	16	330	—	—	39	694	18	289
Institutional Class	4,948	99,409	—	—	13,196	230,293	5,441	87,822
Administrative Class	15	319	—	—	38	665	17	287
Cost of shares redeemed:
Class A	(73,894)	(1,499,692)	(178)	(3,433)	(3,179)	(57,961)	(492)	(7,968)
Class C	(1,064)	(22,533)	—	—	(2,701)	(47,285)	—	—
Class D	(47)	(1,058)	—	—	(4,603)	(81,140)	(405)	(7,025)
Class R	—	—	—	—	(26)	(470)	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	(846)	(15,606)	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase resulting from Fund share transactions	55,506	$1,211,033	9,805	$180,887	141,507	$2,509,247	39,641	$676,290

†	Commencement of operations.

11.30.10	Allianz Multi-Strategy Funds Annual Report	147

Notes to Financial Statements  (Cont.)

November 30, 2010

	AGIC Convertible
	Year ended 11/30/2010			Period 4/1/2009† through 11/30/2009		Year ended 3/31/2009
	Shares		Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	384,030	**	$10,339,609 **	—	—	—	—
Class C	8,019	**	208,890 **	—	—	—	—
Class D	96,420	**	2,629,734 **	—	—	—	—
Class R	381	**	10,000 **	—	—	—	—
Class P	21,668	**	551,257 **	—	—	—	—
Institutional Class	3,666,604		94,120,282	1,852,253	$41,089,111	875,435	$18,412,911
Administrative Class	381	**	10,000 **	—	—	—	—
Class II—(liquidated)	—		—	—	—	1,621,749	41,196,161
Institutional Class—(converted)#	371,892		9,243,926	268,286	5,467,462	2,843,254	53,965,866
Issued in reinvestment of dividends and distributions:
Class A	211		5,452	—	—	—	—
Class C	—	*	3	—	—	—	—
Class D	15		386	—	—	—	—
Class R	3		77	—	—	—	—
Class P	9,412		240,745	—	—	—	—
Institutional Class	74,961		1,906,796	29,892	669,520	27,942	568,643
Administrative Class	5		106	—	—	—	—
Class II—(liquidated)	20,294		514,654	25,117	558,980	45,437	859,376
Institutional Class—(converted)#	2,499		63,286	3,079	68,517	1,837	35,016
Issued upon conversion, net #
Class P	1,168,070		28,057,731	—	—	—	—
Institutional Class	11,459,992		282,405,705	—	—	—	—
Institutional Class—(converted)#	(12,628,062)		(310,463,436)	—	—	—	—
Cost of shares redeemed:
Class A	(12,004)		(332,748)	—	—	—	—
Class C	—		—	—	—	—	—
Class D	(19,043)		(504,633)	—	—	—	—
Class R	—		—	—	—	—	—
Class P	(437,406)		(11,072,847)	—	—	—	—
Institutional Class	(1,138,002)		(28,674,805)	(251,688)	(5,693,143)	(1,736,645)	(43,467,945)
Administrative Class	—		—	—	—	—	—
Class II—(liquidated)	(1,599,526)		(41,861,989)	(281)	(6,300)	(478,652)	(10,541,032)
Institutional Class—(converted)#	(1,036,027)		(25,350,000)	(70)	(1,646)	—	—
Net increase resulting from Fund share transactions	414,787		$12,048,181	1,926,588	$42,152,501	3,200,357	$61,028,996

	AGIC Emerging Growth
	Year ended 11/30/2010		Period 4/1/2009† through 11/30/2009		Year ended 3/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Institutional Class	717,419	$7,762,077	458,353	$4,310,648	554,485	$5,416,300
Class R—(liquidated)	17,884	195,733	48,968	430,366	72,627	659,133
Issued in reinvestment of dividends and distributions:
Institutional Class	—	—	—	—	—	—
Class R—(liquidated)	—	—	—	—	—	—
Cost of shares redeemed:
Institutional Class	(540,575)	(6,294,807)	(71,623)	(663,990)	(209,274)	(1,926,575)
Class R—(liquidated)	(273,573)	(3,106,548)	(32,618)	(295,189)	(89,614)	(792,831)
Net increase (decrease) resulting from Fund share transactions	(78,845)	$(1,443,545)	403,080	$3,781,835	328,224	$3,356,027

*	A zero balance may reflect actual amounts rounding to less than $1.
**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
†	Fiscal year end changed from March 31 to November 30
#	See Note 14(c)

148	Allianz Multi-Strategy Funds Annual Report	11.30.10

	AGIC High Yield Bond
	Year ended 11/30/2010				Period 4/1/2009† through 11/30/2009		Year ended 3/31/2009
	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold:
Class A	127,431	**	$1,261,497	**	—	—	—	—
Class C	32,849	**	330,326	**	—	—	—	—
Class D	20,762	**	204,250	**	—	—	—	—
Class R	1,036	**	10,000	**	—	—	—	—
Class P	1,036	**	10,000	**	—	—	—	—
Institutional Class	4,035,907		39,214,992		2,286,156	$19,433,673	3,227,477	$25,191,406
Administrative Class	1,036	**	10,000	**	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	2,564		25,739		—	—	—	—
Class C	340		3,412		—	—	—	—
Class D	220		2,151		—	—	—	—
Class R	56		532		—	—	—	—
Class P	60		577		—	—	—	—
Institutional Class	592,326		5,665,507		408,286	3,536,124	523,672	4,193,149
Administrative Class	59		568		—	—	—	—
Cost of shares redeemed:
Class A	(752)		(7,487)		—	—	—	—
Class C	(2,093)		(21,026)		—	—	—	—
Class D	(3,677)		(36,106)		—	—	—	—
Class R	—		—		—	—	—	—
Class P	—		—		—	—	—	—
Institutional Class	(2,652,156)		(25,104,000)		(1,751,564)	(15,520,970)	(2,469,177)	(19,459,996)
Administrative Class	—		—		—	—	—	—
Net increase resulting from Fund share transactions	2,157,004		$21,570,932		942,878	$7,448,827	1,281,972	$9,924,559

**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
†	Fiscal year end changed from March 31 to November 30

11.30.10	Allianz Multi-Strategy Funds Annual Report	149

Notes to Financial Statements  (Cont.)

November 30, 2010

	AGIC International Growth
	Year ended 11/30/2010		Year ended 11/30/2009
	Shares	Amount	Shares	Amount

Shares sold:
Class A	50,167	$230,519	9,364 **	$39,537 **
Class C	30,629	144,942	8,624 **	31,973 **
Class D	4,159	20,500	5,479 **	21,000 **
Class R	614	2,900	2,941 **	10,000 **
Class P	—	—	2,941 **	10,000 **
Institutional Class	2,367,163	11,185,164	1,061,802	3,624,700
Class II—(liquidated)	—	—	—	—
Class R—(liquidated)	—	—	8,365	25,695
Issued in reinvestment of dividends and distributions:
Class A	204	921	—	—
Class C	71	317	—	—
Class D	60	271	—	—
Class R	29	130	—	—
Class P	35	156	—	—
Institutional Class	13,623	61,550	448,963	1,644,804
Class II—(liquidated)	—	—	502,344	1,632,617
Class R—(liquidated)	—	—	164,407	468,559
Issued in reorganization:
Institutional Class#	20,924,894	99,372,339	—	—
Cost of shares redeemed:
Class A	(13,596)	(61,461)	—	—
Class C	(16,031)	(77,360)	(2,542)	(11,514)
Class D	(1,973)	(9,862)	(662)	(3,010)
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	(3,780,821)	(17,019,683)	(1,070,744)	(3,889,434)
Class II—(liquidated)	—	—	(1,724,641)	(5,373,599)
Class R—(liquidated)	—	—	(521,186)	(1,444,406)
Net increase (decrease) resulting from Fund share transactions	19,579,227	$93,851,343	(1,104,545)	$(3,213,078)

**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
#	See Note 13

150	Allianz Multi-Strategy Funds Annual Report	11.30.10

	AGIC International Growth Opportunities
	Year ended 11/30/2010				Period 4/1/2009† through 11/30/2009		Year ended 3/31/2009
	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold:
Class A	6,415	**	$200,826	**	—	—	—	—
Class C	5,652	**	177,303	**	—	—	—	—
Class D	1,225	**	34,823	**	—	—	—	—
Class R	353	**	10,000	**	—	—	—	—
Class P	651,567		17,518,153		584,960	$13,928,228	1,091,824	$26,847,095
Institutional Class	2,492,309		71,737,470		125,237	2,290,482	537,531	12,108,095
Administrative Class	353	**	10,000	**	—	—	—	—
Class III—(liquidated)	41,545		1,109,984		388,421	8,139,109	765,180	25,556,793
Issued in reinvestment of dividends and distributions:
Class A	—		—		—	—	—	—
Class C	—		—		—	—	—	—
Class D	—		—		—	—	—	—
Class R	—		—		—	—	—	—
Class P	14,864		380,076		—	—	621,547	10,572,511
Institutional Class	6,078		160,879		—	—	25,470	450,051
Administrative Class	—		—		—	—	—	—
Class III—(liquidated)	17,243		456,260		—	—	195,562	3,457,540
Cost of shares redeemed:
Class A	(3,320)		(105,223)		—	—	—	—
Class C	—		—		—	—	—	—
Class D	—		—		—	—	—	—
Class R	—		—		—	—	—	—
Class P	(1,686,848)		(46,408,272)		(463,967)	(10,421,507)	(2,101,210)	(47,427,822)
Institutional Class	(191,603)		(5,294,895)		—	—	(358,527)	(9,046,524)
Administrative Class	—		—		—	—	—	—
Class III—(liquidated)	(1,407,951)		(39,838,563)		—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(52,118)		$148,821		634,651	$13,936,312	777,377	$22,517,739

	AGIC Micro Cap
	Year ended 11/30/2010		Period 4/1/2009† through 11/30/2009		Year ended 3/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Institutional Class	1,161,512	$13,524,553	332,941	$3,236,727	1,532,253	$15,606,664
Issued in reinvestment of dividends and distributions:
Institutional Class	—	—	—	—	2,288	18,097
Cost of shares redeemed:
Institutional Class	(2,161,698)	(25,716,370)	(460,453)	(4,362,160)	(1,419,052)	(12,931,589)
Net increase (decrease) resulting from Fund share transactions	(1,000,186)	$(12,191,817)	(127,512)	$(1,125,433)	115,489	$2,693,172

	AGIC Small to Mid Cap Growth
	Year ended 11/30/2010		Period 4/1/2009† through 11/30/2009		Year ended 3/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Institutional Class	603	$5,094	—	—	32,886	$188,770
Issued in reinvestment of dividends and distributions:
Institutional Class	—	—	—	—	—	—
Cost of shares redeemed:
Institutional Class	(279,955)	(2,500,000)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(279,352)	$(2,494,906)	—	—	32,886	$188,770

**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
†	Fiscal year end changed from March 31 to November 30

11.30.10	Allianz Multi-Strategy Funds Annual Report	151

Notes to Financial Statements  (Cont.)

November 30, 2010

	AGIC Ultra Micro Cap
	Year ended 11/30/2010		Period 4/1/2009* through 11/30/2009		Year ended 3/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Institutional Class	224,660	$2,568,563	21,166	$171,603	95,380	$856,224
Issued in reinvestment of dividends and distributions:
Institutional Class	—	—	—	—	—	—
Cost of shares redeemed:
Institutional Class	(74,759)	(843,669)	(9,269)	(82,062)	(3,466)	(19,787)
Net increase resulting from Fund share transactions	149,901	$1,724,894	11,897	$89,541	91,914	$836,437

	NFJ Global Dividend Value				RCM All Horizons
	Year ended 11/30/2010		Period 6/26/2009† through 11/30/2009		Year ended 11/30/2010		Year ended 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	81,734	$1,477,253	14,852	$267,852	18,213	$224,432	4,524	$53,472
Class C	93,523	1,672,592	4,273	76,500	7,888	95,619	1,780	16,000
Class D	10,797	193,603	1,270	23,500	354	5,000	121	1,500
Class P	—	—	—	—	—	—	—	—
Institutional Class	679,483	11,362,655	—	—	3,125	40,000	—	—
Issued in reinvestment of dividends and distributions:
Class A	2,021	35,408	2	31	49	582	1	15
Class C	1,021	17,851	—	—	—	1	—	3
Class D	393	6,818	1	13	4	47	1	15
Class P	46	816	1	17	4	49	3	33
Institutional Class	14,770	259,393	280	4,924	1,052	12,658	751	7,875
Cost of shares redeemed:
Class A	(17,283)	(302,141)	—	—	(3,143)	(37,597)	—	—
Class C	(31,324)	(517,992)	—	—	(1,780)	(22,015)	—	—
Class D	(1,744)	(29,898)	—	—	(121)	(1,552)	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(5,336)	(93,554)	—	—	—	—	—	—
Net increase resulting from Fund share transactions	828,101	$14,082,804	20,679	$372,837	25,645	$317,224	7,181	$78,913

	RCM China Equity		RCM Disciplined Equity
	Period 6/7/2010† through 11/30/2010		Year ended 11/30/2010		Year ended 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	32,393	$624,076	118,813	$1,742,605	132,765	$1,630,884
Class C	20,334	398,035	32,038	470,880	42,518	523,268
Class D	21,374	421,614	46,145	671,695	3,361	43,000
Class P	—	—	—	—	—	—
Institutional Class	—	—	433,852	6,213,177	574,499	6,697,025
Issued in reinvestment of dividends and distributions:
Class A	—	—	4,264	60,176	134	1,374
Class C	—	—	1,613	22,514	119	1,214
Class D	—	—	359	5,043	14	147
Class P	—	—	29	413	15	157
Institutional Class	—	—	35,387	501,065	4,704	48,306
Cost of shares redeemed:
Class A	(21,004)	(407,252)	(123,937)	(1,774,826)	(22,487)	(317,896)
Class C	(1,431)	(28,285)	(36,031)	(525,709)	(3,942)	(54,147)
Class D	(2,582)	(48,710)	(26,588)	(379,603)	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	(62,303)	(904,226)	(20,016)	(296,835)
Net increase resulting from Fund share transactions	49,084	$959,478	423,641	$6,103,204	711,684	$8,276,497

*	Fiscal year end changed from March 31 to November 30
†	Commencement of operations.

152	Allianz Multi-Strategy Funds Annual Report	11.30.10

	RCM Global EcoTrendsSM				RCM Global Water
	Year ended 11/30/2010		Year ended 11/30/2009		Year ended 11/30/2010		Year ended 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	306,315	$6,051,943	814,525	$14,685,848	559,212	$4,552,171	1,029,101	$6,965,753
Class C	99,132	1,927,198	357,268	6,545,488	427,388	3,431,725	485,946	3,304,463
Class D	8,520	172,194	26,508	527,749	162,204	1,337,241	22,586	172,411
Class P	139,279	2,738,886	461,103	8,332,849	441,673	3,549,309	894,082	6,015,887
Institutional Class	3,717	69,258	353	6,849	90,708	745,652	66,043	523,580
Issued in reinvestment of dividends and distributions
Class A	—	—	—	—	896	7,143	8,563	54,893
Class C	—	—	—	—	2	14	6,799	43,512
Class D	—	—	—	—	65	514	30	193
Class P	—	—	—	—	370	2,971	333	2,133
Institutional Class	—	—	—	—	208	1,633	101	637
Cost of shares redeemed:
Class A	(1,641,265)	(31,526,892)	(1,619,264)	(29,451,530)	(934,379)	(7,465,476)	(1,341,656)	(8,854,960)
Class C	(124,252)	(2,337,005)	(31,263)	(595,914)	(675,452)	(5,362,589)	(667,106)	(4,360,482)
Class D	(15,990)	(307,547)	(1,169)	(23,975)	(49,305)	(397,854)	(4,102)	(31,649)
Class P	(109,650)	(2,073,828)	(48,336)	(928,317)	(755,800)	(6,071,545)	(694,405)	(4,631,049)
Institutional Class	(260)	(4,390)	—	—	(1,376)	(11,540)	—	—
Net decrease resulting from Fund share transactions	(1,334,454)	$(25,290,183)	(40,275)	$(900,953)	(733,586)	$(5,680,631)	(193,685)	$(794,678)

	RCM International Opportunities
	Year ended 11/30/2010		Year ended 11/30/2009
	Shares	Amount	Shares	Amount

Shares sold:
Class A	289	$3,582	2,646	$32,302
Class C	1,055	12,703	1,926	21,410
Class D	—	—	378	4,500
Class P	—	—	—	—
Institutional Class	109,200	1,372,258	723,284	7,558,509
Issued in reinvestment of dividends and distributions
Class A	18	230	4	35
Class C	2	21	—	8
Class D	4	51	4	35
Class P	4	45	4	45
Institutional Class	7,491	92,048	2,263	22,633
Cost of shares redeemed:
Class A	(2,048)	(23,555)	—	—
Class C	—	—	—	—
Class D	—	—	(139)	(1,528)
Class P	—	—	—	—
Institutional Class	(83,529)	(1,005,600)	—	—
Net increase resulting from Fund share transactions	32,486	$451,783	730,370	$7,637,949

11.30.10	Allianz Multi-Strategy Funds Annual Report	153

Notes to Financial Statements  (Cont.)

November 30, 2010

11.	LEGAL PROCEEDINGS

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (the “Distributor”) and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

The Investment Manager, the Sub-Advisers and the Distributor believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities or distribution services relating to the Funds.

12.	INVESTMENTS BY AFFILIATES AND INVESTMENTS IN AFFILIATES

At November 30, 2010, Allianz Global held shares of the following Funds:

Approximate Ownership
AGI Solutions 2015	64%
AGI Solutions 2020	76%
AGI Solutions 2030	69%
AGI Solutions 2040	89%
AGI Solutions 2050	93%
AGI Solutions Growth Allocation	77%
AGI Solutions Retirement Income	57%
AGIC Small to Mid Cap Growth	86%
NFJ Global Dividend Value	18%
RCM All Horizons	82%
RCM China Equity	80%
RCM Disciplined Equity	16%
RCM International Opportunities	26%

Investment activity by Allianz Global could have a material impact on these Funds. Allianz Global held less than 1% ownership of AGI Solutions Core Allocation, AGIC Convertible, AGIC High Yield Bond, AGIC International Growth, AGIC International Growth Opportunities, RCM Global EcoTrendsSM and RCM Global Water.

154	Allianz Multi-Strategy Funds Annual Report	11.30.10

Most of the underlying funds of AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Core Allocation, AGI Solutions Growth Allocation and AGI Solutions Retirement Income are considered to be affiliated with the Trust. The tables below show the transactions in and earnings from investments in these affiliated funds for the year ended November 30, 2010:

AGI Solutions 2015:

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$66,776	$7,672	$15,180	$75,576	—	$1,292
AGIC Income & Growth	$278,099	56,929	90,427	68,553	256,008	$9,284	753
AGIC International	—	85,595	6,123	5,252	84,926	—	203
AGIC Systematic Growth	45,800	8,593	53,226	—	—	344	(1,699)
NFJ Dividend Value	174,671	43,474	41,293	18,091	184,085	7,819	(2,075)
NFJ International Value	61,073	66,305	126,303	—	—	1,635	11,395
NFJ Small-Cap Value	108,557	26,809	13,492	37,992	147,450	2,382	709
RCM Global Resources	70,687	88,813	10,319	34,582	167,526	—	(324)
Allianz Funds Multi-Strategy Trust:
AGIC Emerging Growth	—	56,861	2,817	12,700	67,107	—	363
AGIC International Growth Opportunities	—	—	14,047	41,456	122,919	—	1,481
NFJ Global Dividend Value	—	114,240	2,935	8,341	119,935	519	289
RCM Disciplined Equity	114,322	43,186	6,073	40,320	157,961	659	111
RCM International Opportunities	112,191	23,796	12,215	27,717	126,067	789	120
Nicholas-Applegate Institutional Funds:
International Growth Opportunities	101,482	16,369	—	—	—	1,274	—
International Systematic	59,774	10,699	68,591	—	—	1,518	2,025
PIMCO Funds:
Commodity RealReturn Strategy	187,551	43,350	101,974	35,167	124,161	14,984	7,778
Diversified Income	113,667	12,990	128,347	—	—	975	20,691
Floating Income	—	157,591	—	785	158,376	4,606	—
Foreign Bond (U.S. Dollar-Hedged)	203,113	269,693	10,705	29,009	473,568	8,660	183
Income	294,199	104,681	—	73,851	445,389	25,401	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	67,003	—	(625)	66,378	4,481	—
Investment Grade Corporate Bond	56,284	12,482	68,719	—	—	1,565	6,190
Real Return	1,193,208	589,554	—	219,056	1,855,626	49,142	—
RealEstateRealReturn Strategy	147,520	44,561	134,198	26,102	64,510	22,093	28,205
Short-Term	293,236	266,605	40,039	21,269	523,775	4,487	(34)
Total Return	636,843	312,378	228,408	72,848	753,406	24,286	5,137
Total	$4,252,277	$2,589,333	$1,167,923	$787,646	$5,974,749	$186,903	$82,793

11.30.10	Allianz Multi-Strategy Funds Annual Report	155

Notes to Financial Statements  (Cont.)

November 30, 2010

AGI Solutions 2020:

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$23,282	$6,808	$31,798	$87,191	—	$629
AGIC Growth	$38,115	5,769	43,264	—	—	$63	8,525
AGIC Income & Growth	191,187	56,008	3,654	57,611	255,120	8,493	(276)
AGIC International	0	79,034	1,358	2,294	80,014	—	45
AGIC Systematic Growth	38,233	25,496	12,105	5,239	56,727	287	(579)
NFJ Dividend Value	171,547	41,695	31,841	18,871	188,554	7,820	(2,134)
NFJ International Value	41,994	51,376	90,552	—	—	1,336	8,488
NFJ Small-Cap Value	94,372	23,006	—	37,464	140,621	2,071	—
RCM Global Resources	66,989	51,816	10,565	29,476	117,716	—	(1,941)
Allianz Funds Multi-Strategy Trust:
AGIC Emerging Growth	—	57,885	130	13,485	71,255	—	15
AGIC International Growth Opportunities	—	—	16,331	55,534	147,508	—	(303)
NFJ Global Dividend Value	—	147,158	—	10,778	157,936	659	—
RCM Disciplined Equity	95,436	57,280	—	36,115	160,527	561	—
RCM International Opportunities	131,345	23,354	35,615	30,869	116,936	892	1,279
Nicholas-Applegate Institutional Funds:
Emerging Markets	44,551	10,694	—	—	—	724	—
International Growth Opportunities	110,803	31,977	—	—	—	1,391	—
International Systematic	53,135	23,991	75,206	—	—	1,349	1,629
PIMCO Funds:
Commodity RealReturn Strategy	164,414	49,417	43,347	47,472	168,972	18,284	(4,074)
Diversified Income	137,837	21,103	161,146	—	—	1,238	27,810
Floating Income	—	187,829	8,698	1,302	180,478	5,665	45
Foreign Bond (U.S. Dollar-Hedged)	156,060	214,739	—	26,720	380,928	7,218	—
Income	183,035	106,201	—	51,721	321,514	17,457	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	59,267	—	(563)	58,704	3,855	—
Investment Grade Corporate Bond	58,678	14,269	72,880	—	—	1,943	6,435
Real Return	888,674	443,438	19,926	166,447	1,363,206	37,453	47
RealEstateRealReturn Strategy	134,912	36,990	100,984	30,725	75,350	25,834	23,347
Short-Term	187,136	237,300	57,643	14,005	369,462	3,154	22
Total Return	567,515	259,847	183,108	69,526	673,494	21,737	5,308
TOTAL	$3,555,968	$2,340,221	$975,161	$736,889	$5,172,213	$169,484	$74,317

156	Allianz Multi-Strategy Funds Annual Report	11.30.10

AGI Solutions 2030:

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$39,735	$51,077	$113,220	$251,307	—	$(312)
AGIC Growth	$73,408	122	72,822	—	—	$121	16,905
AGIC Income & Growth	217,410	78,271	2,587	60,737	306,935	9,849	(212)
AGIC International	—	150,190	11,035	3,403	141,412	—	(1,146)
AGIC Opportunity	—	58,322	—	5,708	64,030	—	—
AGIC Systematic Growth	101,592	74,539	—	41,754	196,422	763	—
NFJ Dividend Value	275,326	43,927	56,566	23,906	273,249	11,707	(2,987)
NFJ International Value	151,515	71,941	212,498	—	—	3,561	23,901
NFJ Renaissance	45,838	20,592	11,378	7,575	63,433	740	100
NFJ Small-Cap Value	179,556	46,994	10,419	68,778	259,662	3,940	(73)
RCM Global Resources	85,332	92,771	—	49,585	204,002	—	—
Allianz Funds Multi-Strategy Trust:
AGIC Emerging Growth	—	41,660	19,131	96,047	274,382	—	(895)
AGIC International Growth Opportunities	—	22,921	46,520	98,070	277,292	—	(313)
NFJ Global Dividend Value	—	254,698	—	18,560	273,258	1,136	—
RCM Disciplined Equity	193,062	91,428	5,030	71,758	293,977	1,093	18
RCM International Opportunities	207,130	38,247	29,210	44,518	220,467	1,288	(227)
Nicholas-Applegate Institutional Funds:
Emerging Markets	270,910	24,612	68,901	—	—	3,510	16,494
International Growth Opportunities	234,905	24,926	—	—	—	2,949	—
International Systematic	91,300	57,045	146,484	—	—	2,317	2,441
U.S. Emerging Growth	179,208	15,486	—	—	—	—	—
PIMCO Funds:
Commodity RealReturn Strategy	207,953	50,847	5,222	62,495	259,705	22,700	(490)
Diversified Income	166,974	850	170,268	—	—	1,378	33,461
Emerging Markets Bond	157,378	14,316	94,039	18,849	84,215	5,018	16,295
Floating Income	—	236,769	17,888	1,639	220,431	6,858	(90)
Foreign Bond (U.S. Dollar-Hedged)	182,512	198,468	14,284	27,076	376,815	7,447	207
Income	—	234,434	—	12,808	247,242	5,138	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	86,170	—	9	86,179	5,633	—
Investment Grade Corporate Bond	142,050	4,285	141,322	—	—	307	10,361
Real Return	503,769	162,255	15,341	88,111	674,576	19,224	35
RealEstateRealReturn Strategy	184,615	42,585	120,800	40,641	111,658	35,975	29,231
Short-Term	—	430,271	59,840	3,059	373,561	2,838	70
Total Return	684,415	277,994	369,415	64,322	622,682	22,876	14,983
Total	$4,536,158	$2,987,671	$1,752,077	$1,022,628	$6,156,892	$178,366	$157,757

11.30.10	Allianz Multi-Strategy Funds Annual Report	157

Notes to Financial Statements  (Cont.)

November 30, 2010

AGI Solutions 2040:

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$2,480	$26,240	$130,543	$281,184	—	$8,430
AGIC Growth	$158,302	262	157,038	—	—	$262	36,454
AGIC Income & Growth	317,431	39,666	21,989	90,169	351,639	12,188	(965)
AGIC International	—	202,987	23,691	4,793	182,643	—	(1,446)
AGIC Opportunity	—	69,951	—	6,660	76,611	—	—
AGIC Systematic Growth	159,290	86,889	55,290	54,647	210,676	1,197	(1,207)
NFJ Dividend Value	342,257	71,874	72,459	35,677	355,479	15,553	(4,334)
NFJ International Value	275,375	19,909	280,066	—	—	4,909	54,954
NFJ Renaissance	42,740	23,957	4,726	8,808	71,667	1,055	229
NFJ Small-Cap Value	237,991	26,020	4,584	97,484	314,071	5,539	157
RCM Global Resources	84,748	110,578	6,470	51,237	216,341	—	(226)
Allianz Funds Multi-Strategy Trust:
AGIC Emerging Growth	—	33,178	8,593	121,855	312,333	—	(249)
AGIC International Growth Opportunities	—	21,156	48,768	109,898	278,664	—	1,756
NFJ Global Dividend Value	—	278,663	5,698	20,429	293,758	1,265	363
RCM Disciplined Equity	257,016	128,182	41,950	94,486	359,787	1,483	(1,723)
RCM International Opportunities	236,990	36,765	29,061	47,653	245,842	1,767	(1,960)
Nicholas-Applegate Institutional Funds:
Emerging Markets	317,537	8,049	61,966	—	—	4,092	15,361
International Growth Opportunities	239,729	24,377	—	—	—	3,009	—
International Systematic	100,383	95,453	192,184	—	—	3,311	2,290
U.S. Emerging Growth	205,384	16,141	—	—	—	—	—
PIMCO Funds:
Commodity RealReturn Strategy	356,868	79,009	114,699	85,220	315,424	34,714	1,370
Diversified Income	229,098	9,594	242,286	—	—	2,004	42,534
Emerging Markets Bond	240,897	18,206	102,394	40,814	170,991	10,680	15,141
Floating Income	—	281,999	20,350	1,947	263,331	8,404	(265)
Foreign Bond (U.S. Dollar-Hedged)	—	145,740	—	1,659	147,399	1,523	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	95,417	2,054	766	94,019	5,196	(110)
Investment Grade Corporate Bond	184,113	8,708	189,305	—	—	3,251	16,665
RealEstateRealReturn Strategy	220,710	63,056	165,763	46,434	122,169	47,291	31,076
Short-Term	—	263,709	82,587	1,165	182,354	976	67
Total Return	—	172,327	80,290	4,969	98,830	3,994	1,823
Total	$4,206,859	$2,434,302	$2,040,501	$1,057,313	$4,945,212	$173,663	$216,185

158	Allianz Multi-Strategy Funds Annual Report	11.30.10

AGI Solutions 2050:

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	—	$8,827	$133,564	$288,573	—	$(188)
AGIC Growth	$154,882	$257	153,644	—	—	$257	35,667
AGIC Income & Growth	306,716	32,672	16,095	88,419	340,221	11,636	1,209
AGIC International	—	182,263	4,225	4,462	182,062	—	(439)
AGIC Opportunity	—	97,525	—	9,562	107,087	—	—
AGIC Systematic Growth	155,850	77,392	39,050	54,657	215,651	1,171	(272)
NFJ Dividend Value	334,846	62,121	59,209	37,310	352,465	15,469	(3,222)
NFJ International Value	277,649	4,584	268,524	—	—	4,584	57,707
NFJ Renaissance	41,826	22,305	—	8,952	73,727	998	—
NFJ Small-Cap Value	237,991	23,029	—	97,850	315,873	5,424	—
RCM Global Resources	84,523	104,098	1,400	51,018	214,793	—	16
Allianz Funds Multi-Strategy Trust:
AGIC Emerging Growth	—	48,635	—	126,025	333,826	—	—
AGIC International Growth Opportunities	—	—	—	111,641	290,533	—	—
NFJ Global Dividend Value	—	263,772	—	19,643	283,415	1,197	—
RCM Disciplined Equity	251,439	118,475	—	95,723	391,067	1,470	—
RCM International Opportunities	231,356	16,236	9,066	49,155	241,094	1,601	(417)
Nicholas-Applegate Institutional Funds:
Emerging Markets	311,652	12,026	65,700	—	—	4,012	17,623
International Growth Opportunities	237,649	10,859	—	—	—	2,983	—
International Systematic	93,280	89,359	181,499	—	—	2,368	5,091
U.S. Emerging Growth	205,384	9,165	—	—	—	—	—
PIMCO Funds:
Commodity RealReturn Strategy	351,903	59,323	46,915	97,773	366,514	35,612	(3,630)
Diversified Income	225,457	4,682	233,609	—	—	1,940	43,336
Emerging Markets Bond	220,324	18,738	69,331	44,147	184,949	10,806	11,867
Floating Income	—	251,360	—	2,006	253,366	8,233	—
Foreign Bond (U.S. Dollar-Hedged)	—	103,261	—	986	104,247	1,025	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	93,214	—	875	94,090	5,093	—
Investment Grade Corporate Bond	180,092	13,316	190,533	—	—	3,877	16,871
RealEstateRealReturn Strategy	218,677	48,888	141,877	46,305	130,220	48,057	34,914
Short-Term	—	87,831	51,322	224	37,093	306	360
Total Return	—	85,301	88,255	—	—	1,541	2,954
Total	$4,121,496	$1,940,687	$1,629,081	$1,080,297	$4,800,866	$169,660	$219,447

11.30.10	Allianz Multi-Strategy Funds Annual Report	159

Notes to Financial Statements  (Cont.)

November 30, 2010

AGI Solutions Core Allocation:

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$34,395	$976,589	$3,553,576	$10,148,032	—	$166,154
AGIC Growth	$1,783,826	2,957	1,769,572	—	—	$2,957	(378,906)
AGIC Income & Growth	9,503,883	3,952,000	650,545	2,073,958	13,511,542	431,725	(5,928)
AGIC International	3,089,163	5,956,152	632,119	867,572	8,499,585	91,950	(28,863)
AGIC Opportunity	3,387,479	1,804,266	714,852	1,951,226	5,463,751	—	103,429
AGIC Systematic Growth	4,065,526	45,763	2,025,747	525,250	2,296,875	30,540	143,358
NFJ Dividend Value	—	5,488,309	356,096	145,765	5,282,224	210,915	4,246
NFJ International Value	7,835,644	1,103,066	8,585,053	—	—	148,052	1,113,015
NFJ Large Cap Value	11,901,527	254,277	5,796,995	946,569	6,584,097	222,202	(515,608)
NFJ Renaissance	4,435,492	88,341	452,665	1,610,148	4,739,720	71,614	106,697
NFJ Small-Cap Value	4,263,977	2,292,360	610,784	2,168,825	7,237,959	139,262	59,512
RCM Global Resources	4,009,151	5,085,739	556,302	1,898,780	9,766,587	—	24,053
RCM Large-Cap Growth	10,137,733	101,084	831,695	1,848,706	10,381,897	62,337	65,600
Allianz Funds Multi-Strategy Trust:
AGIC Emerging Growth	—	3,043,676	170,345	1,895,324	8,521,701	—	4,291
AGIC International Growth Opportunities	—	286,310	1,208,101	3,883,797	11,587,301	—	45,207
NFJ Global Dividend Value	—	9,605,618	—	644,303	10,249,921	43,285	—
RCM Disciplined Equity	6,547,054	2,081,023	328,635	1,702,141	8,748,041	37,581	16,936
RCM International Opportunities	7,796,636	1,106,508	785,530	1,324,127	8,171,526	60,089	(36,145)
Nicholas-Applegate Institutional Funds:
Emerging Markets	12,513,433	300,604	3,163,144	—	—	155,348	540,730
International Growth Opportunities	10,044,877	920,216	164,518	—	—	126,094	5,807
International Systematic	4,816,740	1,120,627	5,807,820	—	—	122,276	192,219
U.S. Emerging Growth	3,523,918	984,047	694,417	—	—	—	92,994
PIMCO Funds:
Commodity RealReturn Strategy	10,515,330	1,062,820	4,143,018	1,501,052	7,289,141	729,336	310,154
Diversified Income	7,625,047	39,426	7,778,672	—	—	64,107	1,117,625
Emerging Markets Bond	7,462,082	1,032,054	4,624,610	750,738	4,295,016	323,115	517,793
Floating Income	—	8,047,604	705,540	57,442	7,391,805	249,037	(7,701)
Foreign Bond (U.S. Dollar-Hedged)	5,960,011	7,919,709	939,870	1,011,751	13,497,956	307,177	9,811
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	3,279,992	4,485	(3,229)	3,271,848	200,848	(431)
Investment Grade Corporate Bond	6,843,966	230,883	6,846,907	—	—	26,054	569,379
Real Return	21,258,154	2,637,610	7,430,286	2,256,068	17,081,529	712,204	351,893
RealEstateRealReturn Strategy	9,910,270	1,415,442	7,907,092	1,371,968	3,620,554	1,211,260	2,453,379
Short-Term	199,031	18,340,961	14,226,892	16,089	4,346,801	23,259	20,025
Total Return	31,953,579	5,123,337	11,581,589	2,956,845	26,625,280	921,096	576,372
Total	$211,383,529	$94,787,176	$102,470,485	$36,958,791	$218,610,689	$6,723,720	$7,637,097

160	Allianz Multi-Strategy Funds Annual Report	11.30.10

AGI Solutions Growth Allocation:

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$40,794	$48,798	$130,814	$320,261	—	$(3,324)
AGIC Growth	$156,020	36,166	189,056	—	—	$259	29,385
AGIC Income & Growth	304,734	219,265	119,399	72,065	418,840	13,226	(3,545)
AGIC International	—	241,002	26,256	4,623	217,408	—	(1,961)
AGIC Opportunity	—	118,303	8,751	10,823	120,295	—	(80)
AGIC Systematic Growth	156,997	162,727	101,553	52,590	237,800	1,179	(3,044)
NFJ Dividend Value	337,333	267,465	179,588	70,614	434,768	16,660	(9,588)
NFJ International Value	284,748	116,801	381,898	—	—	5,222	53,805
NFJ Renaissance	42,125	58,370	21,809	9,369	88,069	1,010	(637)
NFJ Small-Cap Value	232,124	169,101	89,845	106,387	369,268	5,420	(1,271)
RCM Global Resources	84,384	202,083	50,375	60,382	270,937	—	(1,153)
Allianz Funds Multi-Strategy Trust:
AGIC Emerging Growth	—	96,447	47,255	125,221	366,929	—	174
AGIC International Growth Opportunities	—	52,463	46,799	118,735	319,723	—	(2,789)
NFJ Global Dividend Value	—	374,243	33,860	22,082	361,672	1,414	(793)
RCM Disciplined Equity	253,253	300,725	104,043	85,162	469,072	1,495	(4,099)
RCM International Opportunities	250,874	137,590	72,911	57,960	313,506	1,759	(5,089)
Nicholas-Applegate Institutional Funds:
Emerging Markets	315,421	75,319	99,876	—	—	4,279	13,819
International Growth Opportunities	235,685	74,250	35,290	—	—	2,959	(1,520)
International Systematic	102,726	129,049	227,458	—	—	2,608	1,646
U.S. Emerging Growth	207,758	69,445	33,351	—	—	—	(2,063)
PIMCO Funds:
Commodity RealReturn Strategy	362,796	241,988	177,155	104,666	422,109	38,324	(13,528)
Diversified Income	218,189	71,602	293,097	—	—	2,008	37,711
Emerging Markets Bond	226,056	139,212	175,451	35,022	203,187	11,533	11,474
Floating Income	—	393,469	91,133	1,763	302,946	8,804	(1,154)
Foreign Bond (U.S. Dollar-Hedged)	—	125,388	9,075	1,058	117,268	1,133	(103)
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	170,656	16,180	1,622	155,676	6,810	(423)
Investment Grade Corporate Bond	172,811	84,166	254,578	—	—	4,181	20,299
RealEstateRealReturn Strategy	204,864	136,347	194,529	55,776	152,285	52,963	32,239
Total Return	—	173,103	118,626	2,516	58,574	2,295	1,581
Total	$4,148,898	$4,477,539	$3,247,995	$1,129,250	$5,720,593	$185,541	$145,969

11.30.10	Allianz Multi-Strategy Funds Annual Report	161

Notes to Financial Statements  (Cont.)

November 30, 2010

AGI Solutions Retirement Income:

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$46,060	$935	$11,160	$56,332	—	$47
AGIC Income & Growth	$287,969	121,086	135,357	61,845	286,551	$8,829	14,336
AGIC International	—	109,804	42,080	3,181	67,228	—	(3,678)
NFJ Dividend Value	109,107	80,743	19,258	12,211	177,345	5,992	(841)
NFJ International Value	71,092	82,900	147,615	—	—	1,966	5,316
NFJ Small-Cap Value	83,116	55,876	20,399	32,501	140,301	1,824	(358)
RCM Global Resources	49,612	72,882	12,931	22,305	119,907	—	(579)
Allianz Funds Multi-Strategy Trust:
AGIC Emerging Growth	—	49,141	1,151	11,353	59,382	—	39
AGIC International Growth Opportunities	—	38,713	4,869	27,494	98,722	—	198
NFJ Global Dividend Value	—	126,275	2,558	8,646	132,450	516	87
RCM Disciplined Equity	82,133	56,983	6,203	28,724	139,789	475	158
RCM International Opportunities	91,870	58,596	31,990	21,385	120,150	649	(1,998)
Nicholas-Applegate Institutional Funds:
International Growth Opportunities	43,376	8,878	1,687	—	—	544	(1)
International Systematic	49,698	27,034	74,891	—	—	1,262	434
PIMCO Funds:
Commodity RealReturn Strategy	85,970	59,420	37,290	24,411	113,621	7,976	4,192
Diversified Income	94,742	4,001	100,170	—	—	808	16,074
Floating Income	—	144,898	45,330	709	99,680	3,380	(597)
Foreign Bond (U.S. Dollar-Hedged)	189,726	353,800	—	22,719	554,793	9,033	—
Income	313,814	185,050	4,354	82,149	547,407	28,743	14
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	88,153	13,315	470	74,850	5,925	(458)
Real Return	1,305,379	900,345	—	247,891	2,292,027	55,557	—
RealEstateRealReturn Strategy	111,041	43,078	82,575	20,548	75,600	17,318	26,059
Short-Term	353,841	430,793	98,026	25,420	691,338	5,449	—
Total Return	553,360	409,169	192,213	68,705	802,438	23,381	4,560
Total	$3,875,846	$3,553,678	$1,075,197	$733,827	$6,649,911	$179,627	$63,004

13.	FUND REORGANIZATION

Prior to the opening of business on March 22, 2010, the Allianz NACM International Growth Fund (the “Allianz Fund”) acquired all assets and liabilities of the Nicholas-Applegate International Growth Fund (the “NACM Fund”). The purpose of the transaction was to combine two funds managed by Allianz Global Investors Fund Management LLC with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,538,266 Class I shares and 10,027,746 Class II shares of the NACM Fund, valued at $99,372,339 in total, for 4,236,267 and 16,688,627, respectively, of the Institutional Class shares of the Allianz Fund. The investment portfolio of the NACM Fund, with a fair value of $101,198,651 and identified cost of $91,475,364 at March 19, 2010, was the principal asset acquired by the Allianz Fund. For financial reporting purposes, assets received and shares issued by the Allianz Fund were recorded at fair value; however, the cost basis of the investments received from the NACM Fund was carried forward to align ongoing reporting of the Allianz Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Allianz Fund’s net assets were $4,236,652. The NACM Fund’s unrealized appreciation at acquisition date was $9,724,720.

Assuming the acquisition had been completed on December 1, 2009, the beginning of the annual reporting period of the Allianz Fund, the Allianz Fund’s pro forma results of operations for the year ended November 30, 2010, would have been as follows:

Net investment income	$ 925,090	*
Net gain on investments and foreign currency transactions	$ 7,395,021	**
Net increase in net assets resulting from operations	$ 8,320,111

*	$841,001 as reported, plus $74,593 of the NACM Fund premerger, plus $9,496 of pro-forma expense adjustments.
**	$2,457,774 as reported, plus $4,937,247 of the NACM Fund premerger.

Because both the Allianz Fund and the NACM Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the NACM Fund that have been included in the Allianz Fund’s Statement of Operations since March 22, 2010.

See Note 10, Shares of Beneficial Interest, for the changes in shares outstanding for the Allianz Fund during the year ended November 30, 2010.

162	Allianz Multi-Strategy Funds Annual Report	11.30.10

14.	REORGANIZATIONS AND EVENTS

a. Allianz RCM China Equity Fund

On June 7, 2010, AGIFM launched the Allianz RCM China Equity Fund. RCM is the Fund’s Sub-Adviser and has delegated the day-to-day portfolio management of the Fund to its affiliate, RCM AP. RCM AP was formed in 2006 and is licensed by the Hong Kong Securities and Futures Commission (“SFC”). It became a registered adviser with the U.S. Securities and Exchange Commission (“SEC”) in January 2007. RCM AP succeeded to all of Allianz Global Investors Hong Kong Limited’s equity management business in Hong Kong. RCM AP and RCM are affiliated companies under common control that are part of the same investment platform. RCM AP is located at 21/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong.

b. Novation of Nicholas-Applegate Capital Management LLP (“NACM”) Sub-Advisory Contracts

On August 25, 2010, the sub-advisory contracts between AGIFM and NACM with respect to series of the Trust were novated to AGI Capital, which was NACM’s direct parent and is a registered investment adviser. AGI Capital manages the applicable Funds’ assets in a manner substantially similar to how NACM managed them. All of the employees of NACM became employees of AGI Capital and manage the applicable Funds’ assets consistent with the strategies, policies, and guidelines previously established by the clients with NACM. Following transfer of the employees and contracts to AGI Capital, NACM was merged into AGI Capital.

The applicable Funds and new names are:

Former Name	Current Name
Allianz NACM Convertible Fund	Allianz AGIC Convertible Fund
Allianz NACM Emerging Growth Fund	Allianz AGIC Emerging Growth Fund
Allianz NACM High Yield Bond Fund	Allianz AGIC High Yield Bond Fund
Allianz NACM International Growth Fund	Allianz AGIC International Growth Fund
Allianz NACM International Growth Opportunities Fund	Allianz AGIC International Growth Opportunities Fund
Allianz NACM Micro Cap Fund	Allianz AGIC Micro Cap Fund
Allianz NACM Small to Mid Cap Growth Fund	Allianz AGIC Small to Mid Cap Growth Fund
Allianz NACM Ultra Micro Cap Fund	Allianz AGIC Ultra Micro Cap Fund

c. Allianz AGIC Convertible Fund

On May 24, 2010, the Board of Trustees of the Trust approved a series of share class authorization, reclassification and conversion transactions relating to Class P and Institutional Class shares of Allianz AGIC Convertible Fund. Effective June 4, 2010, the Fund launched “Class P-1” shares. At the close of business on June 7, 2010, Class P shares of 1,168,070 in the amount of $28,057,731 held in accounts on platforms maintained by third-party service organizations (i.e., not including Class P shares of the Fund held in accounts serviced by the Fund’s investment manager or distributor) automatically converted into shares of the new Class P-1 of the Fund. Class P-1 shares had the same shareholders’ rights and privileges with respect to exchanges, purchases, redemptions, distributions and other actions, and charged the same annual fund operating expenses, as those for Class P shareholders of the Fund. The Trust adopted an Administrative Services Plan for Class P-1 shares, which, similar to the Trust’s Administrative Services Plan for Class P shares, permitted the Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P-1 shares, for the provision of certain administrative, recordkeeping and other services to Class P-1 shareholders.

Class P shares of 3,252,668 in the amount of $78,131,128 held in accounts serviced by the Fund’s investment manager or distributor were reclassified as “Institutional-1 Class” shares of the Fund immediately after the close of business on June 7, 2010. Simultaneously, the estimated annual fund operating expenses, after applying expense reductions pursuant to the Trust’s Expense Limitation Agreement, that are applicable to Institutional-1 Class shares of the Fund were lowered by 0.10%, from 0.82% to 0.72%, to reflect the termination of the Trust’s Administrative Services Plan for Class P shares with respect to this share class. The resulting net expense ratio was expected to match the “Total Annual Fund Operating Expenses After Expense Reductions” of Institutional Class shares of the Fund as stated in the applicable Prospectus.

At the close of business on June 7, 2010, Institutional Class shares of the Fund ceased to be available for purchase, or for exchanges by shareholders of other series of the Trust and series of Allianz Funds, PIMCO Funds and PIMCO Equity Series. At the close of business June 10, 2010, Institutional Class shares of 12,628,062 in the amount of $310,463,436 automatically converted into Institutional-1 Class shares of the Fund.

At the close of business on June 14, 2010, Institutional-1 Class shares of the Fund were reclassified as Institutional Class shares of the Fund, and Class P-1 shares of the Fund were reclassified as Class P shares of the Fund.The Fund ceased to have any Institutional-1 Class shares or Class P-1 shares authorized or outstanding.

11.30.10	Allianz Multi-Strategy Funds Annual Report	163

Notes to Financial Statements  (Cont.)

November 30, 2010

15.	SUBSEQUENT EVENTS

Effective December 20, 2010, Allianz AGIC Emerging Growth Fund added the following share classes: A, C, D, P and R.

Effective December 27, 2010, the following two new funds commenced operations as series of the Trust:

Allianz AGIC Focused Opportunity Fund (“AGIC Focused Opportunity”)

Allianz RCM Redwood Fund (“RCM Redwood”)

The investment objective of AGIC Focused Opportunity is to seek maximum long-term capital appreciation. The RCM Redwood seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

Effective December 27, 2010, the Allianz AGIC Micro Cap and Allianz AGIC Ultra Micro Cap Funds added Class P shares.

On December 9, 2010, the following Funds declared short-term and/or long-term capital gain distributions to shareholders, payable December 9, 2010 to shareholders of record on December 8, 2010:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
AGIC Micro Cap	—	$1.04142
AGIC Ultra Micro Cap	—	0.71722
NFJ Global Dividend Value	$0.17287	0.10478
RCM China Equity	0.33179	—
RCM Disciplined Equity	0.31337	0.09249

On December 16, 2010, the following Funds declared net investment income dividends to shareholders, payable December 16, 2010 to shareholders of record on December 15, 2010:

Fund Name	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGIC Convertible	$0.27031	$0.23473	$0.27295	$0.24497	$0.27278	$0.27997	$0.26252
AGIC High Yield Bond	0.08260	0.07146	0.08296	0.07820	0.08566	0.08768	0.08296
AGIC International Growth	0.02918	0.00147	0.03319	0.01377	0.03357	0.03806	N/A
AGIC International Growth Opportunities	0.60825	0.55318	0.57872	0.51265	0.12141	0.49834	0.56504
NFJ Global Dividend Value	0.03135	0.00336	0.02562	N/A	0.00709	0.03967	N/A
RCM All Horizons	0.71909	0.63431	0.61912	N/A	0.73638	0.74801	N/A
RCM Disciplined Equity	0.07883	0.00240	0.00003	N/A	0.09527	0.10966	N/A
RCM Global Water	0.00170	0.00001	0.00005	N/A	0.00270	0.00374	N/A
RCM International Opportunities	0.04910	0.03395	0.00282	N/A	0.13530	0.14611	N/A

On December 30, 2010, the following Funds declared net investment income dividends and/or short-term and long-term capital gain distributions to shareholders, payable December 30, 2010 to shareholders of record on December 29, 2010:

Fund Name	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Short- Term Capital Gains	Long- Term Capital Gains
AGI Solutions 2015	$0.73523	N/A	$0.71822	$0.72413	$0.67589	$0.74941	$0.76736	$0.72142	$0.13262	$0.15856
AGI Solutions 2020	0.82993	N/A	0.75793	0.81468	0.76377	0.83775	0.85562	0.80964	0.07900	0.23466
AGI Solutions 2030	0.84804	N/A	0.79568	0.85466	0.79741	0.87407	0.89427	0.84628	0.22288	0.33619
AGI Solutions 2040	0.97331	N/A	0.73298	1.02725	0.94651	1.02720	1.04796	0.99709	0.12178	0.82321
AGI Solutions 2050	1.09062	N/A	1.01430	1.09202	1.03844	1.11433	1.13538	1.08403	0.21174	0.81214
AGI Solutions Core Allocation	0.21841	$0.18893	0.19731	0.22185	0.21396	0.22444	0.22396	0.22026	—	—
AGI Solutions Growth Allocation	0.90508	N/A	0.76124	0.87798	0.81749	0.89879	0.91999	0.86867	0.17706	0.34050
AGI Solutions Retirement Income	0.24710	N/A	0.21560	0.24851	0.23529	0.25386	0.25863	0.24748	0.08750	0.11515

164	Allianz Multi-Strategy Funds Annual Report	11.30.10

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Funds Multi-Strategy Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AGI Solutions 2015 Fund, AGI Solutions 2020 Fund, AGI Solutions 2030 Fund, AGI Solutions 2040 Fund, AGI Solutions 2050 Fund, AGI Solutions Core Allocation Fund, AGI Solutions Growth Allocation Fund, AGI Retirement Income Fund, Allianz AGIC Convertible Fund, Allianz AGIC Emerging Growth Fund, Allianz AGIC High Yield Bond Fund, Allianz AGIC International Growth Fund, Allianz AGIC International Growth Opportunities Fund, Allianz AGIC Micro Cap Fund, Allianz AGIC Small to Mid Cap Growth Fund, Allianz AGIC Ultra Micro Cap Fund, Allianz NFJ Global Dividend Value Fund, Allianz RCM All Horizons Fund, Allianz RCM China Equity Fund, Allianz RCM Disciplined Equity Fund, Allianz RCM Global EcoTrendsSM Fund, Allianz RCM Global Water Fund and Allianz RCM International Opportunities Fund, each a fund of the Allianz Funds Multi-Strategy Trust (hereafter referred to as the “Funds”) at November 30, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 26, 2011

11.30.10	Allianz Multi-Strategy Funds Annual Report	165

Shareholder Meeting Results/Changes to Board of Trustees and Officers

(unaudited)

Shareholder Meeting Results:

The Trust held a meeting of shareholders on September 14, 2010. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Paul Belica	35,281,878	1,135,326
Election of Bradford K. Gallagher	35,109,065	1,308,139
Re-election of James A. Jacobson	35,178,536	1,238,668
Re-election of Hans W. Kertess	35,235,815	1,181,389
Re-election of John C. Maney†	35,560,520	856,684
Re-election of William B. Ogden, IV	35,310,501	1,106,703
Re-election of Alan Rappaport	35,312,172	1,105,032

†	Interested Trustee

Changes to Board of Trustees and Officers:

Robert E. Connor served as a Trustee of the Funds until his death on April 8, 2010.

Alan Rappaport was appointed by the Board of Trustees to serve as a Trustee of the Funds effective June 22, 2010. Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently the Vice Chairman of Roundtable Investment Partners, an investment banking firm.

R. Peter Sullivan, III announced his retirement from the Funds’ Board of Trustees effective July 31, 2010.

Bradford K. Gallagher was elected by the shareholders to serve as a Trustee of the Funds on September 14, 2010. Mr.Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

E. Blake Moore Jr. resigned as President and Chief Executive Officer of the Funds effective December 31, 2010.

On January 1, 2011, Brian S. Shlissel became President of the Funds, Lawrence G. Altadonna became Treasurer of the Funds and Orhan Dzemaili became an Assistant Treasurer of the Funds.

166	Allianz Multi-Strategy Funds Annual Report	11.30.10

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

(unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment management agreement or sub-advisory agreement for a Fund. The agreements approved during the period covered by this report relate to the organization of the Allianz RCM Redwood Fund (the “Fund”).

The Trustees met in-person on September 21, 2010 for the specific purpose of considering whether to approve: the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) with Allianz Global Investors Fund Management LLC (the “Investment Manager”), and the Sub-Advisory Agreement between the Investment Manager and RCM Capital Management LLC (“RCM”). The Amended and Restated Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements”.

The Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to the Allianz RCM Redwood Fund, a new series of the Trust, which commenced operations on December 27, 2010.

In connection with their deliberations regarding the proposed approval of the Agreements, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed by the Investment Manager and RCM together, the “Advisers” under the Agreements.

In connection with their deliberations, the Independent Trustees noted that they had received and relied upon materials provided by AGIFM which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the annualized return investment performance for various time periods of a group of funds identified by Lipper with substantially similar investment classifications/objectives to those of the Fund, (ii) information on the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of RCM, including institutional separate accounts, (iv) an estimate of the anticipated profitability to AGIFM and its affiliates from their relationship with the Fund, (v) descriptions of various functions performed by the Advisers, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Advisers, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund.

The Independent Trustees noted that their conclusions as to the approval of the Agreements would be based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors figured particularly in their deliberations (described below), although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Independent Trustees examined the Advisers’ abilities to provide high quality investment management and other services to the Fund. Among other information, they considered the investment philosophy and research and decision-making processes of RCM; the experience of key advisory personnel of RCM who would be responsible for portfolio management of the Fund; the ability of the Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Advisers; and the level of skill required to manage the Fund. They also reviewed the quality of each Adviser’s expected services with respect to regulatory compliance and ability to conduct compliance with the investment policies of the Fund; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the Fund; and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Independent Trustees concluded that RCM’s investment processes, research capabilities and philosophy were well suited to the Fund given their investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under each Agreement.

In assessing the reasonableness of the Fund’s proposed fees under the Agreements, the Independent Trustees considered, among other information, the Fund’s proposed management fee and its expected total expense ratio as a percentage of anticipated average daily net assets, taking into account the fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund’s first year, and the advisory fees and total expense ratios of comparable funds identified by Lipper.

The Independent Trustees considered how the Fund was expected to compare to its Lipper peers as to the total expense ratio, in addition to considering comparisons of the proposed management fees with the advisory fees of peer funds. The Independent Trustees took into account that a comparison of the Fund’s proposed management fee to the advisory fee of peer funds is complicated because the Fund’s proposed management fee includes a component for administrative services while many peer funds have separate advisory and administration agreements with separate fees. The Independent Trustees therefore placed significant emphasis on the estimated total expense ratio of the Fund compared to the total expense ratios of the peer funds, recognizing that the fees for investment advisory, administrative services and fund operating expenses would be subsumed within the total expense ratio of all funds.

Because the Fund had not yet commenced operations, the Trustees did not have investment performance to compare to the Fund’s peer group’s returns.

The Independent Trustees also considered the management fees charged by the Advisers to other clients, including fees charged by the Advisers to institutional and separate account clients with similar investment strategies as the Fund.

The Independent Trustees also considered the estimated profitability to the Advisers from their relationship with the Fund and determined that such profitability would not be excessive.

The Independent Trustees indicated that they also took into account that, as an open-end fund, the Fund did intend to raise additional assets, so as the assets of the Fund grow over time, the Fund could gain potential economies of scale by having its expenses spread over an increasing asset base, thus potentially lowering the total fund expenses as a percent of fund assets.

Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Advisers and their affiliates, such as reputational value derived from serving as investment advisers to the Fund.

The Independent Trustees then discussed the proposed distribution arrangements and plans for the Fund and determined that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders.

After reviewing these and other factors described herein, the Independent Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Advisers to the Fund. After further discussion, the Independent Trustees determined to approve the Agreements and distribution agreement and plans.

11.30.10	Allianz Multi-Strategy Funds Annual Report	167

Federal Income Tax Information

(unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end ( November 30, 2010) regarding the status of qualified dividend income fore individuals and the dividend received deduction for corporations, and foreign tax credit.

Long-Term Capital Gain Distributions (15%)  During the year ended 2010, RCM Disciplined Equity distributed long-term capital gains of $26,929.

Qualified Dividend Income  Under the Jobs And Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages or ordinary dividends paid during the fiscal year ended November 30, 2010 are designated as “qualified dividend income” as defined in the Act:

AGI Solutions 2015	9%
AGI Solutions 2020	11%
AGI Solutions 2030	16%
AGI Solutions 2040	20%
AGI Solutions 2050	20%
AGI Solutions Core Allocation	22%
AGI Solutions Growth Allocation	23%
AGI Solutions Retirement Income	8%
AGIC Convertible	19%
AGIC Emerging Growth	0%
AGIC High Yield Bond	0%
AGIC International Growth	100%
AGIC International Growth Opportunities	100%
AGIC Micro Cap	0%
AGIC Small to Mid Cap Growth	0%
AGIC Ultra Micro Cap	0%
NFJ Global Dividend Value	82%
RCM All Horizons	100%
RCM China Equity	0%
RCM Disciplined Equity	56%
RCM Global EcoTrendsSM	0%
RCM Global Water	100%
RCM International Opportunities	100%

Dividend Received Deduction  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2010 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

AGI Solutions 2015	0%
AGI Solutions 2020	0%
AGI Solutions 2030	0%
AGI Solutions 2040	0%
AGI Solutions 2050	0%
AGI Solutions Core Allocation	0%
AGI Solutions Growth Allocation	0%
AGI Solutions Retirement Income	0%
AGIC Convertible	17%
AGIC Emerging Growth	0%
AGIC High Yield Bond	0%
AGIC International Growth	0%
AGIC International Growth Opportunities	0%
AGIC Micro Cap	0%
AGIC Small to Mid Cap Growth	0%
AGIC Ultra Micro Cap	0%
NFJ Global Dividend Value	32%
RCM All Horizons	65%
RCM China Equity	0%
RCM Disciplined Equity	56%
RCM Global EcoTrendsSM	0%
RCM Global Water	100%
RCM International Opportunities	0%

Shareholders are advised to consult with their own tax advisor with respect to the tax consequences of their investments in the Trust. In January 2011, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received in calendar year 2010.

168	Allianz Multi-Strategy Funds Annual Report	11.30.10

Foreign Tax Credit  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2010 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends per share	Foreign Tax	Foreign Tax per share
AGIC International Growth	$1,673,144	$0.11355	$132,147	$0.00897
AGIC International Growth Opportunities	2,384,512	0.61128	112,696	0.02889
NFJ Global Dividend Value	188,858	0.36621	12,597	0.02443
RCM China Equity	27,809	0.12916	1,477	0.00686
RCM Global EcoTrendsSM	896,477	0.20435	81,603	0.01860
RCM Global Water	1,048,330	0.14970	83,851	0.01197
RCM International Opportunities	361,856	0.34228	33,471	0.03166

Shareholders will receive more detailed information along with their Form 1099-DIV in January 2011.

The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share oustanding on November 30, 2009 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends per share	Foreign Tax	Foreign Tax per share
AGIC International Growth	$196,891	$0.11954	$15,331	$0.00931
NFJ Global Dividend Value	23,369	0.12474	1,179	0.00630
RCM All Horizons	22,321	0.15567	1,155	0.00806
RCM Global Water	1,274,806	0.17242	107,590	0.01455
RCM International Opportunities	202,901	0.20296	15,153	0.01516

11.30.10	Allianz Multi-Strategy Funds Annual Report	169

Privacy Policy

(unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products, and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

170	Allianz Multi-Strategy Funds Annual Report	11.30.10

Allianz Funds Multi-Strategy Trust—Board of Trustees

(unaudited)

Name, Date of Birth, Position(s) Held with Funds, Length of Service, Other
Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2008

Trustee since: 2008

Trustee/Director of 54 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica Date of Birth: 9/27/21 Trustee since: 2008 Trustee/Director of 54 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher Date of Birth: 2/28/44 Trustee since: 2010 Trustee/Director of 54 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006). Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010); and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson Date of Birth: 2/3/45 Trustee since: 2009 Trustee/Director of 54 funds in Fund Complex Trustee/Director of 16 funds in the Alpine Mutual Funds Complex	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney† Date of Birth: 8/3/59 Trustee since: 2008 Trustee/Director of 79 Funds in Fund Complex Trustee/Director of no Funds outside the Fund Complex	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2008 Trustee/Director of 54 Funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Date of Birth: 3/13/53 Trustee since: 2010 Trustee/Director of 54 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

11.30.10	Allianz Multi-Strategy Funds Annual Report	171

Allianz Funds Multi-Strategy Trust—Officers

(unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President since: 2011	Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 50 funds in the Fund Complex and Treasurer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2011	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 79 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2008	Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 79 funds in the Funds Complex and of the Korea Fund Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2008	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2008	Senior Paralegal, Allianz Global Investors of America, L.P.; Assistant Secretary of 79 funds in the Fund Complex.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2008	Assistant Secretary of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2008	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 50 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal

172	Allianz Multi-Strategy Funds Annual Report	11.30.10

Allianz Funds Multi-Strategy Trust

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Paul Belica

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Allianz Global Investors Advisory GmbH

Mainzer Lanstrasse 11-13

Frankfurt-am-Main, Germany

Allianz Global Investors Capital LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

Allianz Global Investors Solutions LLC

600 West Broadway

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 1840

Dallas, TX 75201

RCM Asia Pacific Limited

21st Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial and Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Kathleen A. Chapman

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors has more than $1 trillion under management for our clients worldwide.* Our U.S. investment managers—PIMCO, NFJ Investment Group, RCM, Allianz Global Investors Capital and Allianz Global Investors Solutions—provide clients with a comprehensive and constantly evolving range of investment styles and products.

For more information about any of our innovative investment solutions or client services, call your financial advisor or visit www.allianzinvestors. com.

* Assets under management are for Allianz Global Investors AG as of 6/30/10.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. PIMCO is the investment manager for the PIMCO Funds and PIMCO Equity Series. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2011. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ750AR_113010

AGI-2011-01-19-0286

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) is updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $282,000 in 2009 and $478,000 in 2010.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2009 and $0 in 2010.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $153,500 in 2009 and $237,500 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement review

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports (inclusive of semiannual report review)

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust

(such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting

Period was $694,368 and the 2010 Reporting Period was $3,410,410.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form NCSR filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(c)) under the Act (17 CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By	/s/ BRIAN S. SHLISSEL
Brian S. Shlissel
President

Date: February 2, 2011

By	/s/ LAWRENCE G. ALTADONNA
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ BRIAN S. SHLISSEL
Brian S. Shlissel
President

Date: February 2, 2011

By	/s/ LAWRENCE G. ALTADONNA
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 2, 2011